SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 1, 1998

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of September 1, 1998 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13)


                       Residential Accredit Loans, Inc.
            (Exact name of registrant as specified in its charter)

 DELAWARE                      333-48327           51-0368240
(State or other jurisdiction   (Commission)       (I.R.S. employer
              of incorporation) file number)      identification no.)



         8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
             (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code (612) 832-7000



        (Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                            Sequentially
Exhibit                                                     Numbered
Number                                                Exhibit Page

      10.1  Pooling and Servicing Agreement, dated as of September 1, 1998   4
      among Residential Accredit Loans, Inc., as company,
      Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS, INC.



                                     By:   /s/Randy Van Zee
                                   Name: Randy Van Zee
                                  Title: Vice President


Dated:  September 29, 1998

                                                                  Exhibit 10.1


      Pooling and Servicing Agreement, dated as of September 1, 1998 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

EXECUTION COPY


                      RESIDENTIAL ACCREDIT LOANS, INC.,

                                   Company,

                       RESIDENTIAL FUNDING CORPORATION,


                               Master Servicer,


                                     and

                            BANKERS TRUST COMPANY,


                                   Trustee





                       POOLING AND SERVICING AGREEMENT


                        Dated as of September 1, 1998




               Mortgage Asset-Backed Pass-Through Certificates


                               SERIES 1998-QS13

      This is a Pooling and Servicing Agreement, dated as of September 1, 1998, among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

      The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund herein, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class CB, Class NB, Class A-P, Class M-1, Class M- 2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests (as defined herein), the rights in and to which will be initially represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

      The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

Designation   Pass-Through Aggregate InitFeatures    Maturity Date Standard &   Fitch IBCA
                 Rate      Certificate                               Poor's
                           Principal Balance


  Class CB       6.50%     $112,514,000.00Senior     September 25,    AAA           AAA
                                                         2013
  Class NB       6.50%     $37,758,000.00 Senior     September 25,    AAA           AAA
                                                         2013
 Class A-P       0.00%     $53,454.22    Principal   September 25,    AAAr          AAA
                                        Only/Senior      2013
 Class A-V    Variable Rate$    0.00     Variable    September 25,    AAAr          AAA
                                        Strip/Senior     2013
  Class R        6.50%     $100.00      Residual/SeniSeptember 25,    AAA           AAA
                                                         2013
 Class M-1       6.50%     $4,083,000.00 Mezzanine   September 25,    N/A           AA
                                                         2013
 Class M-2       6.50%     $706,500.00   Mezzanine   September 25,    N/A            A
                                                         2013
 Class M-3       6.50%     $628,000.00   Mezzanine   September 25,    N/A           BBB
                                                         2013
 Class B-1       6.50%     $471,000.00  Subordinate  September 25,    N/A           BB
                                                         2013
 Class B-2       6.50%     $314,000.00  Subordinate  September 25,    N/A            B
                                                         2013
 Class B-3       6.50%     $471,221.05  Subordinate  September 25,    N/A           N/A
                                                         2013

      The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $156,999,275.27. The Mortgage Loans are comprised of two Loan Groups. The Mortgage Loans are fixed-rate first lien mortgage loans having terms to maturity at origination or modification of not more than 15 years. The Group CB Loans consist of 1,300 Mortgage Loans with original principal balances less than or equal to $227,150. The Group NB Loans consist of 111 Mortgage Loans with original principal balances exceeding $227,150.

      In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate Interest: With respect to each Distribution Date, as to any Senior Certificate (other than the Class A-P Certificates and Class A-V Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-V Certificates in the aggregate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class A-V Notional Amount. With respect to each Distribution Date, as to any Subclass of Class A-V Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

      Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement: The Assignment and Assumption Agreement, dated September 29, 1998, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e) and (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cutoff Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cutoff Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of
(x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Sub-Servicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

    CB Loan Group: The group of Mortgage Loans comprised of the Group CB Loans.

     Certificate: Any Class CB, Class NB, Class A-P, Class A-V, Class M, Class B or Class R
Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13 and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Sub-Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to each Senior Certificate (other than any Class A-V Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with

Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Clas B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-V Certificates will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for the purposes of this Agreement.

      Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

     Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

     Class A-V Certificates: The Senior Certificates designated as Class A-V Certificates, including any Subclass thereof.

     Class A-V Notional Amount: As of any Distribution Date, with respect to the Class A-V

Certificates, the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

      Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions and representing an undivided interest in both Loan Groups.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3
Percentage.

      Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.80%.

      Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.50%.

      Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal

Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.30%.

      Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M- 3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.65%.

      Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.20%.

     Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

      Closing Date:  September  29, 1998.

      Code:  The Internal Revenue Code of 1986.

      Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany Street, New York, New York 10006,
Attention: Residential Funding Corporation Series 1998-QS13.

      Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M Certificates and Class B Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date: September  1, 1998.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      DCR:  Duff & Phelps Credit Rating Company, or its successor in interest.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.50% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States",

"State" and  "international  organization"  shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Funds: On any Distribution Date, the portion, if any, of each Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

      Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

     (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

     (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

     (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

     2. by military, naval or air forces; or

     3. by an agent of any such government, power, authority or forces;

     (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

     (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Fitch IBCA:  Fitch IBCA, Inc. or its successor in interest.

      FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of

Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      Group CB  Loans:  The  Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule as Group CB Loans, having original principal balances less than or equal to $227,150.

      Group NB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group NB Loans, having original principal balances exceeding $227,150.

      Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial  Class  A-V  Notional  Amount:  With  respect  to  any  Class  A-V
Certificate, the Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-V Certificate.

      Initial Monthly Payment Fund:  As defined in Section 2.01(g).

      Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Sub-Servicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest   Accrual  Period:   With  respect  to  any  Certificate  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan Group:  Either or both of the CB Loan Group or the NB Loan Group.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Maturity Date: The latest possible  maturity date,  solely for purposes of
Section 1.860G- 1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-V Certificates which have no Certificate Principal Balance) representing a regular interest in the REMIC would be reduced to zero, which is September 25, 2013, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is September 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

      MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage 100SM Loan: A Mortgage Loan that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Mortgage Insurance Policy.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F-1 (with respect to the Group CB Loans) and Exhibit F-2 (with respect to Group NB Loans) (each as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan in the related Loan Group:

            (i)   the Mortgage Loan identifying number ("RFC LOAN #");

            (ii) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

            (iii) the maturity of the Mortgage Note ("MATURITY DATE");

            (iv)  the Mortgage Rate ("ORIG RATE");

            (v)   the Sub-Servicer pass-through rate ("CURR NET");

            (vi) the Net Mortgage Rate ("NET MTG RT");

            (vii) the Pool Strip Rate ("STRIP");

            (viii)the initial  scheduled  monthly payment of principal,  if any, and interest ("ORIGINAL P & I");

            (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

            (x)   the Loan-to-Value Ratio at origination ("LTV");

            (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

            (xii) a code  "T,"  "BT" or "CT"  under  the  column  "LN  FEATURE,"
                  indicating that the Mortgage Loan is secured by a second or vacation residence; and

            (xiii)a code "N" under the column "OCCP CODE,"  indicating  that the
                  Mortgage Loan is secured by a non-owner occupied residence.

Such schedules may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage  Note:  The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

      Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

      Mortgagor:  The obligor on a Mortgage Note.

    NB Loan Group: The group of Mortgage Loans comprised of the Group NB Loans.

      Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Parent PowerSM Loan: A Mortgage Loan that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Mortgage Insurance Policy.

      Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-P Certificates and Class A-V Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.8533% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: Bankers Trust Company or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Class A-V Notional Amount thereof (in the case of any Class A-V Certificate) divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Class A-V Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

            (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

            (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA or DCR, and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, either A-1 by Standard & Poor's, P-1 by Moody's, F-1 by Fitch IBCA in the case of Fitch IBCA and D-1 in the case of DCR.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified
Organization or Non-United States Person.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

      Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.50% per annum (but not less than 0.00%).

      Prepayment Assumption: With respect to the Class CB, Class A-P, Class A-V, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum. With respect to the Class NB Certificates, a prepayment assumption of 275% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

            (i) For any Distribution Date prior to the Distribution Date in October 2003 (unless the Certificate Principal Balances of the Senior Certificates have been reduced to zero), 0%.

            (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause
                  (i) above:

                  a. in the case of the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and

                  Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                  b. in the case of each other Class of Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

            (iii) Notwithstanding  the  foregoing,  if  the  application  of the foregoing  percentages on any Distribution Date as provided in
                  Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

      Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

      Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the related Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

      Rating Agency: Standard & Poor's and Fitch IBCA with respect to the Senior Certificates, and Fitch IBCA with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances or expenses as to which the Master Servicer or Sub-Servicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Sub-Servicer, in either case without giving effect to any Debt Service Reduction.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

      REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Required Surety Payment: With respect to any Additional Collateral Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) principal portion of the Realized Loss with respect to such Mortgage Loan and
(ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by MLCC from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

      Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Sub-Servicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:


                                                     Senior Accelerated
           Distribution Date                      Distribution Percentage

October 1998 through
September  2003.....................      100%
October 2003 through                      Senior Percentage, plus 70% of the
September  2004.....................      Subordinate Percentage
October 2004 through
September  2005.....................      Senior Percentage, plus 60% of the
                                          Subordinate Percentage
October 2005 through
September  2006.....................      Senior Percentage, plus 40% of the
                                          Subordinate Percentage
October 2006 through
September  2007.....................      Senior Percentage, plus 20% of the
                                          Subordinate Percentage
October 2007 and
thereafter..........................      Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10% , 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Senior Certificates, to zero, the Senior

Accelerated Distribution Percentage shall tereafter be 0%.

      Senior Certificate: Any one of the Class CB, Class NB, Class A-V, Class A-P or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

      Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii), (xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

     Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Special Hazard Amount: As of any Distribution Date, an amount equal to $1,620,356 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 21.5% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

      Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or its successor in interest.

      Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

      Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass immediately prior to such date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Sub-Servicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Sub-Servicer as of the date of its approval as a Sub-Servicer by the Master Servicer.

      Sub-Servicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Sub-Servicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing   Account:   An  account  established  by  a  Sub-Servicer  in
accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Mortgage Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement.

      Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Sub-Servicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Surety:  Ambac Assurance Corporation, or its successors in interest.

      Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation) for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Additional Collateral Mortgage Loans.

     Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

          Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

            (i)   the Mortgage Loans and the related Mortgage Files,

            (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund;

            (iii) property  which  secured  a  Mortgage  Loan and which has been
                  acquired  for  the  benefit  of  the   Certificateholders   by
                  foreclosure or deed in lieu of foreclosure,

            (iv) the hazard insurance policies and Primary Insurance Policies, if any, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

            (v) all proceeds of clauses (i) through (iv) above.

      Uncertificated REMIC Regular Interests: The 1,411 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,411, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.

     (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

     (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) An original  Assignment  of the  Mortgage to the Trustee  with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv)  The  original  recorded   assignment  or  assignments  of  the
                  Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (iii) The related  Cooperative Stock  Certificate,  representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

            (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

            (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (viii)An executed  assignment  of the interest of the  originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

            (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

     (c) The  Company  may, in lieu of  delivering  the  documents  set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.


      On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding pursuant to this
Section 2.01(c).

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Sub-Servicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

      In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral, its right to receive payments in respect of any Additional Collateral Loans pursuant the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement, and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Mortgage Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

     (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be, and be construed as, a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any insurance policies related to any Mortgage Loan, and (D) any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee or its designee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

     (g) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $13,183 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in October 1998, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in October 1998. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

     Section 2.02. Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents equired to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Sub-Servicer or Seller of such omission or defect and request that such Sub-Servicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Sub-Servicer or Seller does not correct or cure such omission or defect within such period, that such Sub-Servicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Sub-Servicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Sub-Servicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Sub-Servicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

      Section 2.03. Representations, Warranties and Covenants of the
                  Master Servicer and the Company.

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

            (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

            (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

            (viii)The Master  Servicer  has  examined  each  existing,  and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Sub-Servicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of

Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

            (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

            (ii) The information set forth in Exhibit F-1 and Exhibit F-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, in the CB Loan Group and NB Loan Group, as applicable, is true and correct in all material respects at the date or dates respecting which such information is furnished;

            (iii) The Mortgage Loans are  fully-amortizing,  fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

          (iv) To the best of the Company's knowledge, except with respect to four Mortgage Loans representing approximately 0.2% of the Mortgage Loans by aggregate Stated Principal Balance, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

            (v)   The issuers of the Primary  Insurance  Policies are  insurance
                  companies   whose   claims-paying   abilities   are  currently
                  acceptable to each Rating Agency;

          (vi) No more than 0.3% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 0.7% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; no more than 2.5% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 2.1% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

            (vii) If  the  improvements  securing  a  Mortgage  Loan  are  in  a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

            (viii)Immediately  prior to the  assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

          (ix) Approximately 30.24% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 23.96% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program and approximately 1.45% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program; and approximately 40.03% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 15.92% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program and approximately 1.97% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program.

            (x) Except with respect to approximately 33.59% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date, and approximately 9.65% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

            (xi) None of the Mortgage Loans will be Buy-Down Loans;

            (xii) Each Mortgage  Loan  constitutes  a qualified  mortgage  under
                  Section  860G(a)(3)(A)  of the Code and  Treasury  Regulations
                  Section 1.860G-2(a)(1);

            (xiii)A policy of title  insurance  was  effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

            (xiv) With respect to a Mortgage  Loan that is a  Cooperative  Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

            (xv) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (xvi) None of the Mortgage  Loans contain a Destroyed  Mortgage Note in the related Mortgage File;

            (xvii)Not more  than  1.9% of the  Group CB Loans  and no more  than
                  2.0% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

            (xviii) No Mortgage  Loan  provides for payments that are subject to
                  reduction   by   withholding   taxes  levied  by  any  foreign
                  (non-United States) sovereign government;

            (xix) 0.4% of the  Mortgage  Loans  by  aggregate  Stated  Principal
                  Balance as of the Cut-off Date are Additional Collateral Loans; and

            (xx) None of the Mortgage Loans is a Cooperative Loan.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04. Representations and Warranties of Sellers.

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreementin all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05. Execution and Authentication of Certificates.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

     Section 3.01. Master Servicer to Act as Servicer.

     (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Sub-Servicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Sub-Servicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     (b) All costs incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02. Subservicing Agreements Between Master Servicer and Sub-Servicers; Enforcement of Sub-Servicers' and Sellers' Obligations.

     (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Sub-Servicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Sub-Servicers, for the servicing and administration of all or some of the Mortgage Loans. Each Sub-Servicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Sub-Servicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Sub-Servicer may delegate its servicing obligations to third-party servicers, but such Sub-Servicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Sub-Servicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

     (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Sub-Servicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a

Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.03. Successor Sub-Servicers.

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Sub-Servicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Sub-Servicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Sub-Servicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Sub-Servicer, the Master Servicer shall use reasonable efforts to have the successor Sub-Servicer assume liability for the representations and warranties made by the terminated Sub-Servicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Sub-Servicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Sub-Servicer from liability for such representations and warranties.

     Section 3.04. Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section 3.05. No Contractual Relationship Between Sub-Servicer
                  and Trustee or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Sub-Servicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

      Section 3.06. Assumption or Termination of Subservicing
                  Agreements by Trustee.

     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

      Section 3.07. Collection of Certain Mortgage Loan Payments;
                  Deposits to Custodial Account.

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such

Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Sub-Servicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

     (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Sub-Servicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

            (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Sub-Servicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Sub-Servicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (iii) Insurance  Proceeds  and  Liquidation  Proceeds  (net  of  any
                  related expenses of the Sub-Servicer);

            (iv) All  proceeds  of any  Mortgage  Loans  purchased  pursuant  to
Section 2.02, 2.03,

                  2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

            (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

            (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a); and

            (vii) Any  amounts  realized  by MLCC  and  received  by the  Master
                  Servicer in respect of any Additional Collateral.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

      Section 3.08. Subservicing Accounts; Servicing Accounts.

     (a) In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Sub-Servicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Sub-Servicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Sub-Servicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Sub-Servicer. The Sub-Servicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Sub-Servicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Sub-Servicer that are required to be remitted to the Master Servicer. The Sub-Servicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Sub-Servicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

     (b) The Sub-Servicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Sub-Servicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Sub-Servicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Sub-Servicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

     (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Sub-Servicers for Subserviced Mortgage

Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if
applicable,   or  comparable   items,   to  reimburse  the  Master  Servicer  or
Sub-Servicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Sub-Servicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Sub-Servicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.09. Access to Certain Documentation and Information
                  Regarding the Mortgage Loans.

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Sub-Servicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

      Section 3.10. Permitted Withdrawals from the Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

          (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

          (ii) to reimburse itself or the related Sub-Servicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Sub-Servicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

            (iii) to  pay  to  itself  or  the  related   Sub-Servicer  (if  not
                  previously retained by such Sub-Servicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

            (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to
                  Section 3.07(c);

            (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Sub-Servicers as interest in respect of Curtailments pursuant to Section 3.08(b);

            (vi) to pay to itself, a Sub-Servicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04,
                  4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

            (vii) to  reimburse  itself  or the  related  Sub-Servicer  for  any
                  Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
                  Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

            (viii)to reimburse  itself or the Company for  expenses  incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

            (ix)  to reimburse itself for amounts expended by it (a) pursuant to
                  Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

            (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

     (b) Since, in connection with withdrawals  pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Sub-Servicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Sub-Servicer).

      Section 3.11. Maintenance of the Primary Insurance Policies;
                  Collections Thereunder.

     (a) The Master Servicer shall not take, or permit any Sub-Servicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Sub-Servicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a

Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Sub-Servicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Sub-Servicer to present, on behalf of the Master Servicer, the Sub-Servicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

      Section 3.12. Maintenance of Fire Insurance and Omissions and
                  Fidelity Coverage.

     (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Sub-Servicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section
3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

     (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

      Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Sub-Servicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

            (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

            (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (i) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Sub-Servicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Sub-Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Sub-Servicer as additional servicing compensation.

     (c) The Master Servicer or the related Sub-Servicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Sub-Servicer for processing such a request will be retained by the Master Servicer or such Sub-Servicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

      Section 3.14. Realization Upon Defaulted Mortgage Loans.

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. In addition to the foregoing, the Master Servicer shall use its best reasonabe efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connecion with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of the Trust Fund as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Sub-Servicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Sub-Servicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

      Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Sub-Servicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Sub-Servicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

     (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section 3.16. Servicing and Other Compensation; Compensating
                  Interest.

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Sub-Servicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Sub-Servicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section

3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

     Section 3.17. Reports to the Trustee and the Company.

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     Section 3.18. Annual Statement as to Compliance.

      The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Sub-Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

      Section 3.19. Annual Independent Public Accountants' Servicing
                  Report.

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Sub-Servicers.

      Section 3.20. Rights of the Company in Respect of the Master
                  Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

      Section 3.21. Administration of Buydown Funds.

     (a) With respect to any Buydown Mortgage Loan, the Sub-Servicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Sub-Servicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Sub-Servicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Sub-Servicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Sub-Servicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

      Section 4.01. Certificate Account.

     (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

     (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

      Section 4.02. Distributions.

     (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any

Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

           (i) to the Senior Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of
      Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

           (ii) to the Senior Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) and Section 4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

      (A) the Senior Percentage for such Distribution Date times the sum of the following:

                 (1) the  principal  portion of each Monthly  Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                 (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to
            Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or
            2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                 (3) the principal portion of all other unscheduled  collections
            (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section

            3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loans);

      (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C));

      (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

     (D) any Excess Subordinate Principal Amount for such Distribution Date; and

      (E) any amounts described in subsection (ii), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

           (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
      Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

           (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (v) to the Holders of the Class M-1 Certificates,  an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution

      Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

           (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
      (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

           (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (ix) to the Holders of the Class M-3 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

           (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xi) to the Holders of the Class B-1 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

           (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

           (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) are insufficient therefor;

           (xv) to the Holders of the Class B-3 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

           (xvi) to the Senior Certificateholders,  in the priority set forth in
      Section 4.02(b) the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the
      Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

           (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such

Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b)  Distributions  of  principal  on  the  Senior   Certificates  on  each
Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

           (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                  (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause
                  (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                  (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

           (ii) second, the Senior Principal Distribution Amount shall be distributed concurrently (A) to the Class R Certificates and Class CB Certificates sequentially, in that order, and (B) to the Class NB Certificates, in each case in accordance with the percentage of the amounts described in Sections 4.02(a)(ii)(A), (B) and (C) derived from the related Loan Group, in each case until the Certificate Principal Balance of either such class has been reduced to zero and thereafter shall be distributed to the remaining class of Senior Certificates until the Certificate Principal Balance thereof has been reduced to zero.

     (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

     (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V, Class M and Class B Certificates, in each case as described herein.

     (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03. Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

          (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

            (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

            (iii) if  the   distribution   to  the  Holders  of  such  Class  of
                  Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

          (iv) the  amount of any  Advance by the Master  Servicer  pursuant  to
          Section 4.04;

            (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

            (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

            (viii)on the basis of the most  recent  reports  furnished  to it by
                  Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

            (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

            (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

            (xii) the  weighted  average  Pool Strip Rate for such  Distribution
                  Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

               (xiii) the Class A-V Notional Amount and each Subclass Notional Amount;

            (xiv) the occurrence of the Credit Support Depletion Date;

            (xv) the Senior Accelerated Distribution Percentage applicable to such distribution;

            (xvi) the Senior Percentage for such Distribution Date;

            (xvii) the aggregate amount of Realized Losses for such Distribution Date;

            (xviii)  the  aggregate  amount  of  any  recoveries  on  previously
                  foreclosed   loans   from   Sellers   due  to  a   breach   of
                  representation or warranty;

            (xix) the  weighted  average  remaining  term  to  maturity  of  the
                  Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

            (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

      Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

     (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount; and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Sub-Servicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

      Section 4.05. Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof in the case of a Discount Mortgage Loan and the remainder of such losses will be allocated among the Senior (other than the Class A-P), Class M and Class B Certificates, on a pro rata basis, as described below.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), all Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

      Section 4.06. Reports of Foreclosures and Abandonment of
                  Mortgaged Property.

      The Master Servicer or the Sub-Servicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

      Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section
4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

     Section 4.08. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

     Section 5.01. The Certificates.

     (a) The Class CB and Class NB, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class R Certificates and Class A-V Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class CB Certificates and Class NB Certificates) and $1,000 (in the case of the Class A-P, Class M and Class B Certificates) in excess thereof, except that one Certificate of each of the Class A-P, Class M-2, and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

Class A-P                       $25,454.22

Class M-2                      $250,500.00
Class B-3                      $250,221.05

The Class R Certificates and Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of Class A-V Certificates shall be issuable as a single certificate as provided in
Section 5.01(c).

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The Class CB Certificates and Class NB Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein.

The Class CB Certificateholders and Class NB Certificateholders shall hold their respective Ownership Interests in and to each of the Class CB Certificates or Class NB Certificates, as applicable, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

     Section 5.02. Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership

                  Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

            (ii)  The  Trustee  will  register  the  Transfer  of  any  Class  R
                  Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as
                  Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to NonUnited States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

            (iii) (A) If any Disqualified  Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding
                  United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this
                  Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such

                  Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

          (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

            (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                  (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause
                  (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R

                  Certificate to a Person that is a Disqualified Organization or
                  (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 5.04. Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

     Section 5.05. Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

     Section 5.06. Optional Purchase of Certificates.

     (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of the Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

     (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

            (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

            (ii)  the purchase price therefor, if known, and

            (iii) that the Record Date otherwise applicable to such Distribution
                  Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section

5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

     (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

      Section 6.01. Respective Liabilities of the Company and the Master
                  Servicer.

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 6.02. Merger or Consolidation of the Company or the
                  Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

     (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

     (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

      Section 6.03. Limitation on Liability of the Company, the Master
                  Servicer and Others.

      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

      Section 6.04. Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

     Section 7.01. Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

               (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

               (iii)a  decree  or  order of a court  or  agency  or  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iv) the Master  Servicer  shall consent to the  appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to,  all or  substantially  all of the  property  of the
                    Master Servicer; or

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi)  the Master  Servicer  shall  notify the  Trustee  pursuant  to
                  Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

     Section 7.02. Trustee or Company to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Sub-Servicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA-or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Sub-Servicer with respect to such Mortgage Loans.

     Section 7.03. Notification to Certificateholders.

     (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

     Section 7.04. Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.01. Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the

                    Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

            (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     Section 8.02. Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01:

            (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee  shall be under no  obligation  to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if ----------------- the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

            (vii) To the extent  authorized  under the Code and the  regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

     Section 8.04. Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

     (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

            (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

            (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

            (iii) notwithstanding  anything in this  Agreement to the  contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

      No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

     Section 8.06. Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation and Removal of the Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on suc Certificates.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

     Section 8.08. Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09. Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

     Section 8.12. Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at Four Albany Street, New York, New York, 10006, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                   TERMINATION

      Section 9.01. Termination Upon Purchase by the Master Servicer or
                  the Company or Liquidation of All Mortgage Loans.

     (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the  purchase  by  the  Master  Servicer  or the  Company  of all
               Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the ----------------- trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
               P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

            (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

            (ii) the amount of any such final payment, if known, and

            (iii) that the Record Date otherwise applicable to such Distribution
                  Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

      If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c) In the case of the Senior, Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

     (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

     Section 9.02. Additional Termination Requirements.

     (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not
(i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

            (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations
                  Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund, as the case may be, under Section 860F of the Code and regulations thereunder;

            (ii) The Master Servicer shall notify the Trustee at the commencement of such 90- day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

            (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                REMIC PROVISIONS

     Section 10.01. REMIC Administration.

     (a) The REMIC Administrator shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, each of the Class CB, Class NB, Class A-P, Class M and Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates and the Uncertificated REMIC Regular Interests.

     (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of all Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

     (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

     (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of the REMIC.

     (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in
Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether uch action could cause an Adverse

REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

     (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates

(other than the Class A-V Certificates) representing a regular interest in the REMIC would be reduced to zero is September 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is September 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

     (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

     (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

     (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X and with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

     (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

            (i)   to cure any ambiguity,

            (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

            (iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

          (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the REMIC, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and
               (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,
                  or

            (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any
                  Certificate without the consent of the Holder of such Certificate,

            (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust
Fund to the  Company  or any  successor,  all within  the  meaning  of  Treasury
Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

     Section 11.02. Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03. Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this

Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 11.05. Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Corporate Trust Services Division, 3 Park Plaza, Irvine, California 92614,
Attention: Residential Accredit Loans, Inc. Series 1998-QS13 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of DCR, 17 State Street, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by DCR and (e) in the case of Standard & Poor's, 26 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06. Notices to Rating Agency.

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Sub-Servicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

     (a) a material change or amendment to this Agreement,

     (b) the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

     (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

     (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

     (i) the occurrence of the Final Distribution Date, and

     (j) the repurchase of or substitution for any Mortgage Loan;

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Sub-Servicer of any such event known to the Master Servicer.

     Section 11.07. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.08. Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                                   RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]
                                   By: __________________________
                                      Name:  Randy Van Zee
                                      Title: Vice President

   Attest: ______________________
    Name: Timothy A. Kruse
    Title: Vice President

                                   RESIDENTIAL FUNDING CORPORATION
[Seal]
                                   By: __________________________
                                      Name:  Timothy A. Kruse
                                      Title: Director

   Attest: ______________________
    Name: Randy Van Zee
    Title: Director
                                   BANKERS TRUST COMPANY,
                                   As Trustee
[Seal]
                                   By: __________________________
                                      Name:
                                      Title:

   Attest: ______________________
    Name:
    Title:

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

      On the 29th day of September , 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice
President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public


[Notarial Seal]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

      On the 29th day of September , 1998 before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public
[Notarial Seal]

STATE OF CALIFORNIA )
                        ) ss.:
COUNTY OF ORANGE )

      On the 29th day of September , 1998 before me, a notary public in and for said State, personally appeared _____________, known to me to be an _____________ of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public
[Notarial Seal]

                                   EXHIBIT A


         FORM OF CLASS CB CERTIFICATE, CLASS NB CERTIFICATE, CLASS A-P
                     CERTIFICATE AND CLASS A-V CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 29, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ____.      [____%][Variable] Pass-Through Rate [based on a
                           Notional Amount]
Class [NB][CB][A-_] Senior.[Percentage Interest: ___%]

Date of Pooling and Servicing Agreement
and Cut-off Date: September  1, 1998
                           Aggregate Initial  [Certificate  Principal
                           Balance] [Class [NB][CB][A-P][A-V Notional
                           Amount] [Subclass  Notional Amount] of the
                           Class [NB][CB][A]-__ Certificates:
First Distribution Date: July 25, 1998.

Master Servicer:  Residential Funding
Corporation.
 [Initial] [Certificate Principal Balance] [[Class
[A-P][A-V] [Subclass] Notional Amount] of this Certificate: $_____________]



Assumed Final Distribution Date:      CUSIP 76110F-_____
[September  25, 2013]

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE

                                SERIES 1998-QS13

            evidencing a percentage interest in the distributions allocable to the Class [NB][CB][A-__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Class [NB][CB][A-P][A-V Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class [NB][CB][A-__Certificates] [Initial Class [NB][CB][A-P][A-V Notional Amounts of all Class [NB][CB][A-__ Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class [NB][CB][A-__] Certificates on such Distribution Date. [The Class [NB][CB][A-P][A-V Notional Amount of the Class [NB][CB][A-P][A-V Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class [NB][CB][A-__ Certificates.] [The Subclass Notional Amount of the Class A-V Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-V-_ Certificates immediately prior to such date.] [The Class [A-V[-_] Certificates have no Certificate Principal Balance.]

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Class [A-V Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                          as Trustee




                                          By:
                                                   Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

      This is one of the Class [CB][NB][A-__] Certificates referred to in the within-mentioned Agreement.

                                          BANKERS TRUST COMPANY,
                                          as Trustee




                                          By:
                                                   Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                          Signature by or on behalf of assignor





                                          Signature Guaranteed





                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in
immediately available funds to        for the account of          account number
                    , or, if mailed by check, to     .  Applicable statements
 should be mailed to                                                 .

      This information is provided by                           , the assignee
named above, or ,   --------------------------   as its agent.

                                   EXHIBIT B


                          FORM OF CLASS M CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 29, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ____.      [____%]Pass-Through Rate [based on a Notional
                           Amount]
Class M-__ Subordinate     [Percentage Interest: ___%]
              Aggregate Certificate Principal Balance of the Class
                          M Certificates: $____________
Date of Pooling and Servicing Agreement
and Cut-off Date:  September  1, 1998

First Distribution Date: July 25, 1998.

Master  Servicer:  Residential  Funding  Initial  Certificate  Balance  of  this
Certificate: Corporation. $_____________

Assumed Final Distribution Date:      CUSIP 76110F-_____
[September  25, 2013]

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                SERIES 1998-QS13

            evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the

Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

      No transfer of this Class M Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the

Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                          as Trustee




                                          By:
                                          Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  M-__   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          BANKERS TRUST COMPANY,
                                          as Certificate Registrar




                                          By:
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _ _ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                                          Signature by or on behalf of assignor





                                          Signature Guaranteed





                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately
 available funds to        for the account of         account number      , or,
if mailed by check, to        .  Applicable statements should be mailed to    .

      This information is provided by                           , the assignee
 named above,       or ,  --------------------------    as its agent.

                                   EXHIBIT C


                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 29, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. ____.                 [____%]Pass-Through Rate

Class B-__ Subordinate
             Aggregate Certificate Principal Balance of the Class B
               Certificates as of the Cut-off Date: $____________
Date of Pooling and Sevicing Agreement
and Cut-off Date:  September  1, 1998

First Distribution Date: July 25, 1998Initial Certificate
Balance of this Certificate:
                                      $-------------

Master Servicer:  Residential Funding
Corporation.

Assumed Final Distribution Date:
September  25, 2013

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,


                                SERIES 1998-QS13

            evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

      No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                          as Trustee




                                          By:
                                          Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  B-__   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          BANKERS TRUST COMPANY,
                                          as Certificate Registrar




                                          By:
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                          Signature by or on behalf of assignor




                                          Signature Guaranteed





                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

   Distributions shall be made, by wire transfer or otherwise, in immediately
available funds to          for the account of account number         ,or,
 if mailed by check, to    .  Applicable statements should be mailed to      .

      This information is provided by                           , the assignee
named above, or ,    --------------------------       , as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED

TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. ____.                 [____%]Pass-Through Rate

Class R-__ Subordinate
                         Aggregate Initial Principal Balance of the Class R
                         Certificates: $100.00
Date of Pooling and Sevicing Agreement
and Cut-off Date:  September  1, 1998

First Distribution Date: July 25, 1998Initial Certificate Balance of this Certificate:
                                      $-------------

Master Servicer:  Residential Funding Percentage Interest:           %
Corporation.

Assumed Final Distribution Date:      CUSIP 76110F-
September  25, 2013

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                SERIES 1998-QS13

            evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

      Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

      No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                          as Trustee




                                          By:
                                             Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class   R   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          BANKERS TRUST COMPANY,
                                          as Certificate Registrar




                                          By:
                                             Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                                          Signature by or on behalf of assignor






                                          Signature Guaranteed





                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

   Distributions shall be made, by wire transfer or otherwise, in immediately
available funds to     for the account of       account number           , or,
if mailed by check, to      .  Applicable statements should be mailed to     .

      This information is provided by                           , the assignee
named above, or ,    --------------------------   , as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

      THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of September 1, 1998, by and among BANKERS TRUST COMPANY, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ACCREDIT LOANS, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                          W I T N E S S E T H T H A T :

      WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of September 1, 1998, relating to the issuance of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

      WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                   Definitions

      Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                          Custody of Mortgage Documents

     Section 2.01. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.02. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.03. Review of Mortgage Files.

     (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

     (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim Certification is delivered to the Trustee. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to e on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a

Servicing Officer, that the Master Servicer or a Sub-Servicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

     (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

     Section 2.04. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

     Section 2.05. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

      From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Master Servicer. The Master Servicer shall cause each Mortgage File so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or any document therein has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement. In addition, upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File so requested.

     Section 2.06. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                            Concerning the Custodian

     Section 3.01. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.02. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section 3.03. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.04. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.05. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

      Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

     Section 3.06. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.07. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

                            Miscellaneous Provisions

     Section 4.01. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.02. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

     Section 4.03. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

      IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                                               BANKERS TRUST COMPANY,

3 Park Plaza                               as Trustee

Irvine, California  92614

Attention: Residential Accredit Loans, Inc.

            Series 1998-QS13



                                           By:

                                             Name:

                                             Title:


Address:                                   RESIDENTIAL ACCREDIT LOANS, INC.

8400 Normandale Lake Boulevard

Suite 600

Minneapolis, Minnesota  55437
                                           By:

                                             Name:

                                             Title: Vice President


Address:                                   RESIDENTIAL FUNDING

8400 Normandale Lake Boulevard             CORPORATION, as Master Servicer

Suite 600

Minneapolis, Minnesota 55437



                                           By:

                                             Name:

                                             Title: Director

Address:                                   NORWEST BANK MINNESOTA,

401 Second Avenue South                    NATIONAL ASSOCIATION

Minneapolis, Minnesota  55479




                                           By:

                                             Name:

                                             Title:

STATE OF          )
                        ) ss.:
COUNTY OF         )

      On the 29th day of September , 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public
[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

      On the 29th day of September , 1998, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

      On the 29th day of September , 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]





STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

      On the 29th day of September , 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                   EXHIBIT ONE


                                FORM OF CUSTODIAN

                              INITIAL CERTIFICATION


                                          September  29, 1998
Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention:  Residential Accredit Loans, Inc., Series 1998-QS13

               Re: Custodial Agreement dated as of September 1, 1998, by and among Bankers Trust Company, Residential Accredit Loans, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13

Ladies and Gentlemen:

      In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION




                                          By:
                                          Name:
                                          Title:

                                   EXHIBIT TWO


                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                          ________________ ____, 1998




Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention:  Residential Accredit Loans, Inc., Series 1998-QS13


               Re: Custodial Agreement dated as of September 1, 1998, by and among Bankers Trust Company, Residential Accredit Loans, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13

Ladies and Gentlemen:

      In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION




                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT THREE


                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                          ________________ ____, 1998




Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention:  Residential Accredit Loans, Inc., Series 1998-QS13


               Re: Custodial Agreement dated as of September 1, 1998, by and among Bankers Trust Company, Residential Accredit Loans, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13

Ladies and Gentlemen:

      In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative
Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

            (iii) An original  Assignment  of the  Mortgage to the Trustee  with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (iii) The related  Cooperative Stock  Certificate,  representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

            (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

            (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                                III-2

            (viii)An executed  assignment  of the interest of the  originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

            (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION




                                          By:
                                          Name:
                                          Title:


                                III-3

                                    EXHIBIT F


                             MORTGAGE LOAN SCHEDULE


1

  RUN ON     : 10/02/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 10.30.49          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : MULTIPLE POOLS                                 CUTOFF : 09/01/98
  POOL       : 0004322  0004327
             :
             :
  POOL STATUS:

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1417655          766/K01             F           55,000.00         ZZ
                                         180         48,350.09          1
    6850 N.W. 173 DRIVE                8.875            553.76         84
    #104                               8.625            553.76       66,000.00
    MIAMI            FL   33015          2            05/24/95         01
    0459904876                           01           07/01/95         12
    95SG226                              N            06/01/10
    0


    1552743          526/G02             F           90,950.00         T
                                         180         85,660.00          1
    2842 PICADILLY CIRCLE              9.000            922.48         70
                                       8.750            922.48      129,990.00
    KISSIMMEE        FL   34747          1            12/03/96         00
    0430132530                           05           02/01/97          0
    159308                               O            01/01/12
    0


    1553728          129/G02             F           36,400.00         ZZ
                                         180         34,268.20          1
    11711 MEMORIAL DRIVE               8.625            361.12         65
                                       8.375            361.12       56,000.00
    HOUSTON          TX   77024          1            12/02/96         00
    0430135558                           01           02/01/97          0
    3800017950                           N            01/01/12
    0


    1554866          470/G02             F           51,000.00         ZZ
                                         180         48,358.87          1
    355 EAST 10TH AVENUE               8.750            509.72         85
                                       8.500            509.72       60,000.00
    CHICO            CA   95926          1            02/10/97         04
    0430153189                           05           04/01/97         12
1


    18016669                             N            03/01/12
    0


    1555421          F41/G02             F           63,200.00         ZZ
                                         180         56,416.63          1
    52 CUMMINGS ROAD #1                8.500            622.36         44
                                       8.250            622.36      144,000.00
    BRIGHTON         MA   02146          2            03/14/97         00
    0430187336                           01           05/01/97          0
    36533                                O            04/01/12
    0


    1576723          661/661             F           62,000.00         ZZ
                                         180         58,515.29          1
    703 DOVER                          7.750            583.60        100
                                       7.500            583.60       62,000.00
    CHAMPAIGN        IL   61820          1            02/14/97         92
    2822823                              05           04/01/97         30
    2822823                              O            03/01/12
    0


    1583778          638/G02             F          260,000.00         ZZ
                                         180        249,585.29          1
    55 MARTINDALE ROAD                 9.500          2,714.98         65
                                       9.250          2,714.98      400,000.00
    MILLBURN         NJ   07078          1            05/30/97         00
    0430257873                           05           07/01/97          0
    08622938                             N            06/01/12
    0


    1586597          180/G02             F           80,900.00         ZZ
                                         180         79,753.49          1
    1460 FISK DRIVE                    8.375            790.74         80
                                       8.125            790.74      101,170.00
    NEW CASTLE       IN   47362          5            03/19/98         00
    0430807412                           05           05/01/98          0
    4969689                              O            04/01/13
    0


    1603358          H22/G02             F          189,000.00         ZZ
                                         180        182,917.64          3
    88 06 188TH STREET                 8.250          1,833.57         75
                                       8.000          1,833.57      252,000.00
    HOLLIS           NY   11423          2            08/26/97         00
    0430377945                           05           11/01/97          0
    9706009                              N            10/01/12
    0


1


    1607695          129/G02             F          106,200.00         ZZ
                                         180        102,218.02          3
    46 FERRY ST                        8.625          1,053.59         90
                                       8.375          1,053.59      118,000.00
    EVERETT          MA   02148          1            08/18/97         04
    0430434118                           05           10/01/97         25
    3500005420                           N            09/01/12
    0


    1612261          375/G02             F           63,000.00         ZZ
                                         180         60,929.11          1
    3733 W SOLAR DRIVE                 8.000            602.07         72
                                       7.750            602.07       88,400.00
    PHOENIX          AZ   85051          5            09/09/97         00
    0430617977                           05           11/01/97          0
    675197                               O            10/01/12
    0


    1631425          H35/G02             F           85,000.00         ZZ
                                         180         82,293.37          1
    1750 W 62 STREET                   8.375            830.82         52
                                       8.125            830.82      166,000.00
    HIALEAH          FL   33012          2            09/25/97         00
    0430486951                           05           11/01/97          0
    0000                                 O            10/01/12
    0


    1633911          225/225             F          159,600.00         ZZ
                                         180        154,036.39          1
    299 KALB AVENUE                    7.875          1,513.73         70
                                       7.625          1,513.73      228,000.00
    FRANKLIN SQUARE  NY   11010          2            11/04/97         00
    8064233                              05           12/01/97          0
    8064233                              N            11/01/12
    0


    1635822          229/G02             F          157,800.00         ZZ
                                         180        153,780.94          4
    3541-47 NE INDEPENDENCE CIRCLE     8.750          1,577.14         69
                                       8.500          1,577.14      230,000.00
    LEE'S SUMMIT     MO   64064          2            12/30/97         00
    0430577031                           05           02/01/98          0
    7641327                              N            01/01/13
    0


    1640742          K13/G02             F          197,000.00         ZZ
                                         180        191,098.27          1
    1930 BEVERLY GLEN UNIT 203         8.125          1,896.88         69
                                       7.875          1,896.88      287,000.00
1


    LOS ANGELES      CA   90025          2            10/23/97         00
    0430496513                           01           12/01/97          0
    9710005                              O            11/01/12
    0


    1643519          891/G02             F           70,000.00         ZZ
                                         174         69,325.06          1
    14 EVERGREEN DRIVE                 7.500            661.08         37
                                       7.250            661.08      190,000.00
    GOLDENDALE       WA   98620          4            05/26/98         00
    0430970699                           05           07/01/98          0
    970905191                            O            12/01/12
    0


    1649034          253/253             F          170,000.00         ZZ
                                         180        164,718.85          1
    1005 PARK AVE                      7.500          1,575.93         46
                                       7.250          1,575.93      371,000.00
    PARK CITY        UT   84060          5            10/15/97         00
    902400                               05           12/01/97          0
    902400                               N            11/01/12
    0


    1663474          369/G02             F           31,500.00         ZZ
                                         180         29,797.07          1
    2195 N MAPLE STREET                8.625            312.51         87
                                       8.375            312.51       36,500.00
    DECATUR          IL   62526          1            10/31/97         01
    0430523878                           05           12/01/97         25
    49011646                             N            11/01/12
    0


    1671619          637/G02             F          155,000.00         ZZ
                                         180        151,589.31          1
    2313 EAST 4000 NORTH               7.250          1,414.94         69
                                       7.000          1,414.94      225,000.00
    FILER            ID   83328          5            01/16/98         00
    0430672386                           05           03/01/98          0
    8256828                              O            02/01/13
    0


    1671848          624/G02             F          153,000.00         ZZ
                                         180        149,221.48          1
    9493 PALISADE COURT                7.500          1,418.33         85
                                       7.250          1,418.33      180,000.00
    LITTLETON        CO   80126          5            12/15/97         01
    0430543082                           03           02/01/98          6
    73011570523F                         O            01/01/13
    0
1




    1672134          B75/G02             F          299,500.00         ZZ
                                         180        287,103.52          1
    4627 CHATSWORTH WAY                7.500          2,776.40         89
                                       7.250          2,776.40      337,000.00
    ELLICOTT CITY    MD   21043          2            12/02/97         11
    0430634584                           05           02/01/98         12
    7191315                              O            01/01/13
    0


    1672613          B75/G02             F           88,000.00         ZZ
                                         180         86,203.28          1
    21935 STANDING ROCK AVENUE         8.125            847.34         74
                                       7.875            847.34      120,000.00
    APPLE VALLEY     CA   92307          5            01/07/98         00
    0430872739                           05           03/01/98          0
    7219892                              O            02/01/13
    0


    1679673          229/G02             F           62,000.00         ZZ
                                         180         60,747.73          1
    14159 O STREET                     8.250            601.49         80
                                       8.000            601.49       77,500.00
    OMAHA            NE   68137          1            01/29/98         00
    0430627224                           05           03/01/98          0
    7736713                              N            02/01/13
    0


    1679681          229/G02             F           61,550.00         ZZ
                                         180         60,306.78          1
    14205 KARL STREET                  8.250            597.13         80
                                       8.000            597.13       76,990.00
    OMAHA            NE   68137          1            01/19/98         00
    0430625855                           05           03/01/98          0
    7751272                              N            02/01/13
    0


    1680596          E84/G02             F           60,000.00         ZZ
                                         180         58,549.37          1
    1613 FOX RUN DRIVE                 7.750            564.77         30
                                       7.500            564.77      201,513.00
    ARLINGTON HEIGH  IL   60004          5            12/29/97         00
    0430727412                           03           02/01/98          0
    PS700295                             O            01/01/13
    0


    1680932          772/G02             F          430,000.00         ZZ
                                         180        421,914.38          1
1


    51214 E ARNOLD                     7.250          3,925.31         62
    GRAND BEACH                        7.000          3,925.31      701,000.00
    NEW BUFFALO      MI   49117          2            02/17/98         00
    0430819268                           05           04/01/98          0
    74300454                             O            03/01/13
    0


    1681259          976/976             F           40,000.00         ZZ
                                         180         38,954.03          1
    2408 FOREST HOME                   8.250            388.06         80
                                       8.000            388.06       50,000.00
    RIVERSIDE        OH   45404          5            11/26/97         00
    785275                               05           01/01/98          0
    785275                               N            12/01/12
    0


    1683027          H22/G02             F          156,000.00         ZZ
                                         180        155,115.13          2
    45-03 23RD AVENUE                  8.250          1,513.42         63
                                       8.000          1,513.42      248,000.00
    ASTORIA          NY   11105          2            06/12/98         00
    0430857466                           05           08/01/98          0
    9801021                              N            07/01/13
    0


    1685111          G31/G02             F          216,800.00         ZZ
                                         180        213,018.82          2
    176 BROOKSIDE AVENUE               8.125          2,087.53         80
                                       7.875          2,087.53      271,000.00
    MOUNT VERNON     NY   10552          2            02/13/98         00
    0430637785                           05           04/01/98          0
    1091                                 O            03/01/13
    0


    1685393          E22/G02             F           76,500.00         ZZ
                                         120         73,467.83          1
    546 59TH STREET                    8.625            953.61         90
                                       8.375            953.61       85,000.00
    WEST NEW YORK    NJ   07093          1            01/08/98         04
    0410635247                           05           03/01/98         25
    410635247                            N            02/01/08
    0


    1686330          E22/G02             F          153,750.00         ZZ
                                         180        150,402.57          1
    53 MELROSE DRIVE                   7.375          1,414.38         75
                                       7.125          1,414.38      205,000.00
    MISSION VIEJO    CA   92692          5            01/20/98         00
    0410657829                           01           03/01/98          0
1


    410657829                            O            02/01/13
    0


    1686473          E22/G02             F          157,250.00         ZZ
                                         180        154,004.66          1
    3429 BUCHANAN STREET               8.000          1,502.76         85
                                       7.750          1,502.76      185,000.00
    HOLLYWOOD        FL   33021          5            01/14/98         04
    0410676746                           05           03/01/98         12
    410676746                            O            02/01/13
    0


    1686865          L04/G02             F          130,500.00         ZZ
                                         180        128,297.04          4
    1835-41 IRVING STREET              8.500          1,285.09         90
                                       8.250          1,285.09      145,000.00
    DENVER           CO   80204          1            02/23/98         04
    0430771105                           05           04/01/98         30
    1686865                              N            03/01/13
    0


    1687398          757/G02             F          150,000.00         ZZ
                                         180        147,297.68          1
    25 BRAMBLEWOOD DRIVE               7.750          1,411.92         72
                                       7.500          1,411.92      210,000.00
    ROME             GA   30165          5            01/28/98         00
    0430665034                           05           04/01/98          0
    3330677                              O            03/01/13
    0


    1688039          624/G02             F           81,700.00         ZZ
                                         180         80,320.31          1
    34 EEAST 700 NORTH #1              8.500            804.53         75
                                       8.250            804.53      109,000.00
    PROVO            UT   84606          1            02/17/98         00
    0430635193                           01           04/01/98          0
    67047782013                          N            03/01/13
    0


    1688041          E57/G02             F          136,500.00         ZZ
                                         180        134,067.30          1
    111 SUNSET DRIVE                   7.875          1,294.63         70
                                       7.625          1,294.63      195,000.00
    ANNAPOLIS        MD   21403          5            02/18/98         00
    0430668301                           05           04/01/98          0
    16142010000                          O            03/01/13
    0


1


    1688297          705/G02             F          155,500.00         ZZ
                                         180        152,728.49          1
    3016 BELTAGH AVENUE                7.875          1,474.84         64
                                       7.625          1,474.84      245,000.00
    WANTAGH          NY   11793          5            02/26/98         00
    0430674838                           05           04/01/98          0
    98030774                             O            03/01/13
    0


    1691242          B64/G02             F          104,000.00         ZZ
                                         180        102,999.19          1
    1341 MARLOW STREET                 6.875            927.53         80
                                       6.625            927.53      130,000.00
    ALLENTOWN        PA   18103          2            05/26/98         00
    0430850172                           05           07/01/98          0
    00061857                             O            06/01/13
    0


    1693277          074/G02             F          153,750.00         ZZ
                                         180        150,257.83          4
    742 DARBY                          6.875          1,371.23         75
                                       6.625          1,371.23      205,000.00
    HELENA           MT   59601          1            01/28/98         00
    0430643411                           05           03/01/98          0
    1497020230                           N            02/01/13
    0


    1693517          830/G02             F           65,000.00         ZZ
                                         180         63,569.73          1
    1511 EAST 29TH AVENUE              7.250            593.36         73
                                       7.000            593.36       90,000.00
    SPOKANE          WA   99203          5            01/28/98         00
    0430639518                           05           03/01/98          0
    534046                               O            02/01/13
    0


    1694280          K15/G02             F          260,000.00         ZZ
                                         180        252,154.09          1
    2538 RIVER TREE CIRCLE             7.250          2,373.45         58
                                       7.000          2,373.45      450,000.00
    SANFORD          FL   32771          5            02/27/98         00
    0430667691                           03           04/01/98          0
    624937                               O            03/01/13
    0


    1695005          A80/G02             F           83,200.00         ZZ
                                         180         81,684.92          3
    1036 SW 2ND STREET                 7.625            777.20         65
                                       7.375            777.20      128,000.00
1


    MIAMI            FL   33130          5            02/26/98         00
    0430667733                           05           04/01/98          0
    9816260                              N            03/01/13
    0


    1695893          593/593             F           82,500.00         T
                                         180         80,296.10          1
    255 MAIN STREET #26                8.000            788.42         54
                                       7.750            788.42      155,000.00
    PARK CITY        UT   84060          2            11/26/97         00
    6521389                              20           01/01/98          0
    6521389                              O            12/01/12
    0


    1696886          623/G02             F           61,700.00         ZZ
                                         180         61,010.62          2
    5380 5382 CALEB DRIVE              7.250            563.24         60
                                       7.000            563.24      104,000.00
    DUNLIN           OH   43220          2            05/20/98         00
    0430989061                           04           07/01/98          0
    0961371                              N            06/01/13
    0


    1698579          375/G02             F          150,000.00         ZZ
                                         180        145,719.22          2
    107 NORTH PIEDMONT AVENUE          8.500          1,477.11         63
                                       8.250          1,477.11      240,000.00
    CHARLOTTESVILLE  VA   22903          2            10/22/97         00
    0430638775                           05           12/01/97          0
    677854                               N            11/01/12
    0


    1698745          B75/G02             F           93,750.00         ZZ
                                         180         92,377.22          1
    3911 ANGORA PLACE                  8.000            895.92         75
                                       7.750            895.92      125,000.00
    DULUTH           GA   30136          1            03/17/98         00
    0430719237                           05           05/01/98          0
    7589849                              N            04/01/13
    0


    1698824          998/998             F          191,250.00         ZZ
                                         180        187,537.31          1
    1516  PACIFIC COAST HIGHWAY        6.875          1,705.68         75
                                       6.625          1,705.68      255,000.00
    HUNTINGTON BEAC  CA   92648          2            01/30/98         00
    9199945685                           01           04/01/98          0
    9199945685                           O            03/01/13
    0
1




    1698905          B75/G02             F          141,200.00         ZZ
                                         180        138,737.35          1
    7409 EAST COLONY DRIVE             8.125          1,359.59         80
                                       7.875          1,359.59      176,510.00
    NASHVILLE        TN   37221          1            02/17/98         00
    0430638296                           05           04/01/98          0
    7244312                              O            03/01/13
    0


    1698976          661/661             F          142,511.00         ZZ
                                         180        139,170.70          1
    601 EAST 32ND STREET UNIT 301      6.500          1,241.42        100
                                       6.250          1,241.42      142,986.00
    CHICAGO          IL   60616          1            01/15/98         92
    3074267                              01           03/01/98         30
    3074267                              O            02/01/13
    0


    1698978          661/661             F          309,500.00         ZZ
                                         180        302,617.11          1
    3611 AMHERST                       7.125          2,803.55        100
                                       6.875          2,803.55      309,500.00
    HOUSTON          TX   77005          1            01/06/98         92
    3197027                              05           03/01/98         30
    3197027                              O            02/01/13
    0


    1698986          661/661             F          214,000.00         ZZ
                                         180        208,658.71          1
    628 BAYCLIFF ROAD                  7.375          1,968.64         63
                                       7.125          1,968.64      345,000.00
    GULF BREEZE      FL   32561          2            12/10/97         00
    3124880                              05           02/01/98          0
    3124880                              O            01/01/13
    0


    1699552          E22/G02             F           60,000.00         ZZ
                                         180         58,930.67          1
    1279 DEGROVE RD                    7.875            569.07         50
                                       7.625            569.07      122,000.00
    JACKSONVILLE     FL   32259          5            02/09/98         00
    0410692016                           05           04/01/98          0
    410692016                            O            03/01/13
    0


    1699763          098/G02             F          116,000.00         ZZ
                                         180        114,523.20          1
1


    24 HOLLY AVENUE                    7.000          1,042.65         60
                                       6.750          1,042.65      195,000.00
    MINEOLA          NY   11501          2            04/29/98         00
    0430840975                           05           06/01/98          0
    985125009                            O            05/01/13
    0


    1700532          E73/G02             F           73,500.00         ZZ
                                         180         72,339.38          1
    3101 OXFORD VALLEY ROAD            7.125            665.79         85
    UNIT #212                          6.875            665.79       87,000.00
    LEVITTOWN        PA   19057          2            03/17/98         10
    0430708776                           01           05/01/98         12
    7000042110                           N            04/01/13
    0


    1701358          003/G02             F           68,000.00         ZZ
                                         180         66,788.06          1
    3101 SW 22 STREET                  7.875            644.95         85
                                       7.625            644.95       80,000.00
    FORT LAUDERDALE  FL   33312          2            02/26/98         10
    0430675124                           05           04/01/98         12
    0010436707                           N            03/01/13
    0


    1701531          B91/G02             F          103,700.00         ZZ
                                         180        101,598.22          1
    14589 BLUEBELL DRIVE               7.250            946.64         61
                                       7.000            946.64      170,000.00
    CHINO HILLS      CA   91709          5            02/23/98         00
    0430668764                           05           04/01/98          0
    1000008866                           O            03/01/13
    0


    1701951          H34/G02             F           94,000.00         ZZ
                                         180         92,499.75          4
    212 CLAY STREET                    7.000            844.90         90
                                       6.750            844.90      104,500.00
    PINEVILLE        MO   64856          1            03/30/98         01
    0430725515                           05           05/01/98         25
    NA                                   N            04/01/13
    0


    1701988          757/G02             F           55,200.00         ZZ
                                         180         54,180.94          1
    3306 HOLLOW LANE                   7.875            523.55         80
                                       7.625            523.55       69,000.00
    LAWRENCEVILLE    GA   30044          1            02/26/98         00
    0430675173                           05           04/01/98          0
1


    3220290                              N            03/01/13
    0


    1702014          225/225             F           81,600.00         ZZ
                                         180         80,365.66          1
    818 NE 115TH TERRACE               7.625            762.25         85
                                       7.375            762.25       96,000.00
    KANSAS CITY      MO   64155          5            03/16/98         04
    7007281                              05           05/01/98         12
    7007281                              O            04/01/13
    0


    1702517          638/G02             F           49,600.00         ZZ
                                         180         48,712.50          1
    2946 1ST LANE                      7.875            470.43         80
                                       7.625            470.43       62,000.00
    VERO BEACH       FL   32968          2            02/18/98         00
    0430664482                           05           04/01/98          0
    8707884                              N            03/01/13
    0


    1702695          225/225             F          136,000.00         ZZ
                                         180        133,802.00          1
    14555 BROWNSVILLE HWY NE           7.125          1,231.94         80
                                       6.875          1,231.94      170,000.00
    POULSBO          WA   98370          5            03/18/98         00
    7007038                              05           05/01/98          0
    7007038                              O            04/01/13
    0


    1703578          830/G02             F           72,000.00         ZZ
                                         180         70,688.90          1
    7527 FARM GATE DRIVE               7.625            672.57         80
                                       7.375            672.57       90,000.00
    CHARLOTTE        NC   28215          5            02/23/98         00
    0430691444                           05           04/01/98          0
    533489                               O            03/01/13
    0


    1704595          638/G02             F           62,000.00         ZZ
                                         180         60,953.38          2
    2441-2443 PIONEER AVENUE           8.500            610.54         90
                                       8.250            610.54       68,900.00
    PITTSBURG        PA   15226          1            02/27/98         10
    0430665950                           05           04/01/98         20
    8701096                              N            03/01/13
    0


1


    1705365          638/G02             F           47,600.00         ZZ
                                         180         46,751.68          1
    20933 RIVERSHADOWS LANE            7.875            451.46         80
                                       7.625            451.46       59,500.00
    SPRING           TX   77388          1            02/12/98         00
    0430666149                           03           04/01/98          0
    8700150                              N            03/01/13
    0


    1705529          E22/G02             F          191,800.00         ZZ
                                         180        188,193.44          1
    15 FIELEK TERRACE                  7.250          1,750.87         80
                                       7.000          1,750.87      241,000.00
    SAYREVILLE       NJ   08859          2            02/13/98         00
    0410660344                           05           04/01/98          0
    410660344                            O            03/01/13
    0


    1705650          K11/G02             F          156,950.00         ZZ
                                         180        153,603.02          1
    24 WILLOWLEAF DRIVE                7.875          1,488.60         67
                                       7.625          1,488.60      236,000.00
    LITTLETON        CO   80127          5            03/13/98         00
    0430688317                           05           05/01/98          0
    02004698                             O            04/01/13
    0


    1706174          B75/G02             F          120,000.00         ZZ
                                         180        117,907.10          1
    8835 BYRON AVENUE                  8.125          1,155.46         80
                                       7.875          1,155.46      150,000.00
    SURFSIDE         FL   33154          2            02/23/98         00
    0430670240                           05           04/01/98          0
    7328941                              O            03/01/13
    0


    1707089          229/G02             F          130,500.00         ZZ
                                         180        128,587.77          2
    124 & 126 COWAN COURT              8.625          1,294.67         90
                                       8.375          1,294.67      145,000.00
    LONGVIEW         WA   98632          1            03/24/98         10
    0430911677                           05           05/01/98         25
    7835366                              N            04/01/13
    0


    1707271          623/623             F          179,000.00         ZZ
                                         180        173,599.89          1
    2122 FROST ROAD                    8.500          1,762.68         32
                                       8.250          1,762.68      575,000.00
1


    SCHAUMBURG       IL   60195          5            11/10/97         00
    951697                               05           01/01/98          0
    951697                               O            12/01/12
    0


    1707292          623/623             F           81,900.00         ZZ
                                         180         80,502.32          1
    503 SILVER LAKE ROAD               8.375            800.51         90
                                       8.125            800.51       91,000.00
    CARY             IL   60013          1            02/13/98         10
    968732                               05           04/01/98         25
    968732                               N            03/01/13
    0


    1707303          623/623             F          156,000.00         ZZ
                                         180        151,316.04          1
    616 SOUTH YORK ROAD                7.000          1,402.17         80
                                       6.750          1,402.17      195,000.00
    ELMHURST         IL   60126          2            02/16/98         00
    974791                               05           04/01/98          0
    974791                               O            03/01/13
    0


    1707963          G15/G02             F          180,000.00         ZZ
                                         180        178,394.28          1
    434 CHARLES STREET                 7.750          1,694.30         75
                                       7.500          1,694.30      240,000.00
    NEW MILFORD      NJ   07646          5            05/14/98         00
    0430818831                           05           07/01/98          0
    0000                                 O            06/01/13
    0


    1707964          G60/G02             F           43,000.00         ZZ
                                         180         42,624.72          1
    315 OWL BRIDGE ROAD                8.000            410.93         27
                                       7.750            410.93      165,000.00
    MILLERSVILLE     PA   17551          1            05/14/98         00
    0430807883                           05           07/01/98          0
    2200330                              O            06/01/13
    0


    1707990          074/G02             F           82,000.00         ZZ
                                         180         80,289.36          1
    401 KILBORNE AVENUE                7.875            777.73         50
                                       7.625            777.73      166,000.00
    RENO             NV   89509          5            01/29/98         00
    0430697110                           05           03/01/98          0
    1253052950                           O            02/01/13
    0
1




    1708149          575/G02             F          152,400.00         ZZ
                                         180        149,594.87          1
    6612 DENNY PLACE                   7.500          1,412.77         60
                                       7.250          1,412.77      254,000.00
    MCLEAN           VA   22101          2            02/25/98         00
    0430782748                           05           04/01/98          0
    0006792055                           N            03/01/13
    0


    1708440          E26/G02             F          281,600.00         ZZ
                                         180        276,581.24          1
    5407 HEATHERFORD COURT             7.875          2,670.84         80
                                       7.625          2,670.84      352,000.00
    FAIRFAX          VA   22030          2            02/27/98         00
    0430685255                           03           04/01/98          0
    44800053                             O            03/01/13
    0


    1708563          E84/G02             F           59,500.00         ZZ
                                         180         58,451.00          1
    14204 ARGYLE ROAD                  8.000            568.61         70
                                       7.750            568.61       85,000.00
    CALEDONIA        IL   61011          2            02/05/98         00
    0430737734                           05           04/01/98          0
    9700239                              O            03/01/13
    0


    1708564          225/225             F          168,000.00         ZZ
                                         120        164,129.94          1
    795 EAST 18TH STREET               7.750          2,016.18         52
                                       7.500          2,016.18      325,000.00
    BROOKLYN         NY   11215          5            04/29/98         00
    7009589                              05           06/01/98          0
    7009589                              O            05/01/08
    0


    1708642          A02/G02             F           76,500.00         ZZ
                                         180         75,367.59          1
    1633 NORTH ONEIDA LANE             7.875            725.56         31
                                       7.625            725.56      249,000.00
    MT PROSPECT      IL   60056          2            03/20/98         00
    0430734962                           05           05/01/98          0
    TRUSDA01980916C                      O            04/01/13
    0


    1708805          638/G02             F          156,000.00         ZZ
                                         180        153,308.59          1
1


    1040 & 1050 CARRISSA COURT         8.250          1,513.42         80
                                       8.000          1,513.42      195,000.00
    YUBA CITY        CA   95991          2            02/20/98         00
    0430674929                           05           04/01/98          0
    08708028                             N            03/01/13
    0


    1709497          292/G02             F          132,000.00         ZZ
                                         180        130,390.35          1
    2103 MORNINGSIDE DRIVE             7.500          1,223.66         70
                                       7.250          1,223.66      190,000.00
    WYNNE            AR   72396          5            04/24/98         00
    0430844506                           05           06/01/98          0
    1352784                              O            05/01/13
    0


    1709686          765/G02             F          298,000.00         ZZ
                                         180        292,688.95          1
    28191 JOSEFINA                     7.875          2,826.39         79
                                       7.625          2,826.39      380,000.00
    MISSION VIEJO    CA   92692          2            02/27/98         00
    0430688192                           03           04/01/98          0
    106247                               O            03/01/13
    0


    1710912          144/144             F          165,000.00         ZZ
                                         180        164,421.79          1
    ROUNDABEND RD (LOT 4 "WINDSOR      7.125          1,494.62         38
    ESTATES                            6.875          1,494.62      435,000.00
    YORKTOWN         NY   10591          2            07/15/98         00
    160610493                            05           09/01/98          0
    160610493                            O            08/01/13
    0


    1711153          286/286             F          300,000.00         ZZ
                                         180        294,237.60          1
    691 SOUTHBLUFF DR                  7.000          2,696.49         84
                                       6.750          2,696.49      360,000.00
    WESTERVILLE      OH   43082          2            02/04/98         10
    8683235                              05           04/01/98         12
    8683235                              O            03/01/13
    0


    1711432          E46/G02             F           90,000.00         ZZ
                                         180         88,937.70          1
    14 EVIO JOHN COURT                 7.875            853.60         65
                                       7.625            853.60      140,000.00
    UPPER TOWNSHIP   NJ   08223          5            04/13/98         00
    0430810580                           05           06/01/98          0
1


    28153                                O            05/01/13
    0


    1711463          573/G02             F          104,000.00         ZZ
                                         180        102,375.24          1
    24003 FORSYTE STREET               7.250            949.38         80
                                       7.000            949.38      130,000.00
    MORENO VALLEY    CA   92557          5            03/03/98         00
    0430685040                           05           05/01/98          0
    123152                               O            04/01/13
    0


    1711695          976/976             F           55,500.00         ZZ
                                         180         54,341.69          1
    316 VINE STREET                    8.125            534.40         80
                                       7.875            534.40       70,000.00
    FARIBORN         OH   45324          2            01/12/98         00
    5166449                              05           03/01/98          0
    5166449                              N            02/01/13
    0


    1711771          375/G02             F          127,200.00         ZZ
                                         180        124,602.94          1
    416 GLENDALE ROAD                  8.125          1,224.79         80
                                       7.875          1,224.79      159,000.00
    LIBERTY          MO   64068          5            01/20/98         00
    0430681916                           05           03/01/98          0
    702154                               O            02/01/13
    0


    1712127          B75/G02             F          300,000.00         ZZ
                                         180        294,767.73          1
    45333 DEER POND LANE               8.125          2,888.65         78
                                       7.875          2,888.65      386,000.00
    CALIFORNIA       MD   20619          2            02/27/98         00
    0430689851                           05           04/01/98          0
    7325293                              O            03/01/13
    0


    1712911          976/976             F           83,700.00         ZZ
                                         180         80,655.99          2
    1020-1022 BAYARD AVENUE            8.000            799.89         75
                                       7.750            799.89      112,000.00
    ST. PAUL         MN   55102          2            02/25/98         00
    5157753                              05           04/01/98          0
    5157753                              N            03/01/13
    0


1


    1713028          E84/G02             F          165,000.00         ZZ
                                         180        162,831.96          1
    2511 WILDY ROAD                    8.000          1,576.83         44
                                       7.750          1,576.83      375,000.00
    MINOOKA          IL   60447          5            05/26/98         00
    0430860601                           05           07/01/98          0
    25980077                             O            06/01/13
    0


    1713616          B75/G02             F           81,500.00         ZZ
                                         180         80,319.49          1
    1327 FORESTDALE DRIVE              8.125            784.75         85
                                       7.875            784.75       96,000.00
    SALISBURY        NC   28144          5            03/07/98         10
    0430795849                           05           05/01/98         25
    7549066                              O            04/01/13
    0


    1713632          B75/G02             F          125,600.00         ZZ
                                         180        123,337.31          1
    1440 HOLLEYBROOKE DRIVE            7.750          1,182.24         80
                                       7.500          1,182.24      157,000.00
    ALPHARETTA       GA   30004          1            02/27/98         00
    0430709923                           03           04/01/98          0
    7321623                              O            03/01/13
    0


    1714494          G08/G02             F           31,850.00         ZZ
                                         180         31,220.49          1
    1949 PINE ST                       8.500            313.64         69
                                       8.250            313.64       46,500.00
    BIRMINGHAM       AL   35217          5            01/07/98         00
    0430694281                           05           03/01/98          0
    0004970430                           N            02/01/13
    0


    1714544          638/G02             F           82,500.00         ZZ
                                         180         80,805.98          1
    13 MIRACLE DRIVE                   8.125            794.38         75
                                       7.875            794.38      110,000.00
    MONROE TOWNSHIP  NJ   08094          2            02/26/98         00
    0430713966                           05           04/01/98          0
    08715842                             O            03/01/13
    0


    1715334          907/G02             F          298,000.00         ZZ
                                         180        295,907.68          1
    14 WHITE BIRCH COURT               8.125          2,869.39         71
                                       7.875          2,869.39      420,000.00
1


    NEW CITY         NY   10956          2            06/02/98         00
    0430846204                           05           08/01/98          0
    1715334                              O            07/01/13
    0


    1715608          705/G02             F           69,000.00         ZZ
                                         180         68,192.98          1
    12 LEE PLACE                       7.875            654.43         62
                                       7.625            654.43      112,000.00
    AMITY HARBOR     NY   11701          5            06/04/98         00
    0430844258                           05           08/01/98          0
    98030199                             O            07/01/13
    0


    1715967          B57/G02             F          153,600.00         ZZ
                                         180        151,276.51          1
    7141 EIGLEBERRY STREET             7.625          1,434.83         80
                                       7.375          1,434.83      192,000.00
    GILROY           CA   95020          1            03/13/98         00
    0430715094                           05           05/01/98          0
    9870023                              N            04/01/13
    0


    1716058          E22/G02             F           82,000.00         ZZ
                                         180         80,522.72          1
    2034 WESTBROOKE TERRACE            7.750            771.85         85
                                       7.500            771.85       96,500.00
    NORMAN           OK   73072          5            02/20/98         04
    0410725154                           05           04/01/98         12
    410725154                            O            03/01/13
    0


    1716529          E22/G02             F          153,600.00         ZZ
                                         180        150,711.72          1
    1304 HARVARD STREET                7.250          1,402.16         80
                                       7.000          1,402.16      192,000.00
    HOUSTON          TX   77008          1            02/26/98         00
    0410747653                           05           04/01/98          0
    410747653                            O            03/01/13
    0


    1716826          B75/G02             F           39,000.00         ZZ
                                         180         38,465.24          1
    88 HINTON LOOP                     8.750            389.78         69
                                       8.500            389.78       57,000.00
    PETAL            MS   39465          5            03/09/98         00
    0430711812                           05           05/01/98          0
    7550031                              N            04/01/13
    0
1




    1716837          L05/G02             F           30,900.00         T
                                         180         30,531.29          1
    1545 CARRIAGE BROOK                7.750            290.85         24
                                       7.500            290.85      129,814.00
    WELLINGTON       FL   33414          1            04/17/98         00
    0430749291                           05           06/01/98          0
    7000839                              O            05/01/13
    0


    1717117          227/G02             F           38,500.00         T
                                         180         38,274.26          1
    15 RESACA LANE                     7.875            365.16         70
                                       7.625            365.16       55,000.00
    BROWNSVILLE      TX   78520          1            06/19/98         00
    0430896019                           05           08/01/98          0
    1787426                              O            07/01/13
    0


    1717238          E45/E45             F           83,900.00         ZZ
                                         180         82,723.91          1
    106 SPRINGVIEW TRAIL               8.500            826.20         80
                                       8.250            826.20      104,900.00
    LOGANVILLE       GA   30052          1            03/11/98         00
    36184                                05           05/01/98          0
    36184                                N            04/01/13
    0


    1717306          A93/G02             F          117,000.00         ZZ
                                         180        117,000.00          2
    365 EAST 51ST STREET               8.625          1,160.74         90
                                       8.375          1,160.74      130,000.00
    BROOKLYN         NY   11223          1            08/24/98         10
    0430996595                           07           10/01/98         25
    02981797                             N            09/01/13
    0


    1717598          B75/G02             F           81,000.00         ZZ
                                         180         80,308.47          2
    7267 A AND B ASHTON COURT          8.250            785.81         86
                                       8.000            785.81       94,500.00
    DOUGLASVILLE     GA   30134          2            05/18/98         10
    0430873992                           05           07/01/98         30
    26119743                             N            06/01/13
    0


    1717604          180/G02             F          188,000.00         ZZ
                                         180        185,632.18          1
1


    ROUTE 3 BOX 322                    7.125          1,702.96         36
                                       6.875          1,702.96      525,000.00
    CELINA           TX   75009          2            04/24/98         00
    0430845453                           05           06/01/98          0
    12196630                             O            05/01/13
    0


    1717846          G15/G02             F          192,000.00         ZZ
                                         180        190,249.50          1
    102 MANCHESTER COURT               7.500          1,779.87         76
                                       7.250          1,779.87      254,000.00
    WAYNE            NJ   07470          2            05/08/98         00
    0430841718                           05           07/01/98          0
    0000000                              O            06/01/13
    0


    1718580          822/G02             F           66,800.00         ZZ
                                         180         64,037.36          1
    3442 W. PENN STREET                7.500            619.24         75
                                       7.250            619.24       90,000.00
    PHILADELPHIA     PA   19129          2            03/19/98         00
    0430714485                           05           05/01/98          0
    3626003625                           O            04/01/13
    0


    1719154          E22/G02             F           34,600.00         ZZ
                                         180         33,845.26          1
    632 SUGAR TRAIL                    8.750            345.81         90
                                       8.500            345.81       38,500.00
    ST. PETERS       MO   63376          1            03/13/98         04
    0410760961                           01           05/01/98         25
    410760961                            N            04/01/13
    0


    1720001          225/225             F          180,000.00         ZZ
                                         180        178,704.22          1
    3335 BERTHA DRIVE                  7.875          1,707.21         75
                                       7.625          1,707.21      240,000.00
    BALDWIN HARBOR   NY   11510          1            07/02/98         00
    7015041                              05           08/01/98          0
    7015041                              O            07/01/13
    0


    1721001          687/G02             F           31,500.00         ZZ
                                         180         31,024.23          1
    481 RIDGEWAY AVENUE                8.500            310.19         90
                                       8.250            310.19       35,000.00
    ROCHESTER        NY   14615          1            05/21/98         04
    0430868869                           05           07/01/98         25
1


    1679619                              N            06/01/13
    0


    1721848          H37/G02             F          250,750.00         ZZ
                                         180        247,444.22          1
    475 SHELMIRE ROAD                  6.750          2,218.91         85
                                       6.500          2,218.91      295,000.00
    UWCHLAN TOWNSHI  PA   19335          2            04/24/98         95
    0430777227                           05           06/01/98          0
    900360                               O            05/01/13
    0


    1721983          F64/G02             F           68,250.00         ZZ
                                         180         67,282.75          1
    1341 WARMINSTER DRIVE              8.375            667.10         65
                                       8.125            667.10      105,000.00
    MIDLOTHIAN       VA   23113          5            03/27/98         00
    0430727164                           05           05/01/98          0
    00                                   N            04/01/13
    0


    1722016          575/G02             F           87,000.00         ZZ
                                         180         85,440.74          1
    4826 WEST 6110 SOUTH               8.125            837.71         64
    4                                  7.875            837.71      137,000.00
    SALT LAKE CITY   UT   84118          5            02/10/98         00
    0430804526                           05           04/01/98          0
    0006864607                           O            03/01/13
    0


    1722521          637/G02             F           41,600.00         ZZ
                                         180         41,103.60          1
    2920 NE 8TH TERRACE 101            7.750            391.57         80
                                       7.500            391.57       52,000.00
    OAKLAND PARK     FL   33334          1            04/30/98         00
    0430853325                           01           06/01/98          0
    8691487                              O            05/01/13
    0


    1722693          E22/G02             F          157,500.00         ZZ
                                         180        153,135.49          1
    469 PASSAIC AVE                    7.875          1,493.81         75
                                       7.625          1,493.81      210,000.00
    PASSAIC PARK     NJ   07055          5            03/18/98         00
    0410756860                           05           05/01/98          0
    410756860                            O            04/01/13
    0


1


    1724332          637/G02             F          109,700.00         ZZ
                                         180        108,688.93          1
    280 FARR LAKE DRIVE                7.375          1,009.16         56
                                       7.125          1,009.16      198,000.00
    TYRONE           GA   30290          2            05/06/98         00
    0430863399                           05           07/01/98          0
    0011984929                           O            06/01/13
    0


    1724919          A26/G02             F          130,000.00         ZZ
                                         180        129,278.78          3
    113 ROMA AVENUE/82 MARINE WAY      8.500          1,280.17         80
                                       8.250          1,280.17      163,000.00
    STATEN ISLAND    NY   10306          1            06/04/98         00
    0430841676                           05           08/01/98          0
    10712                                N            07/01/13
    0


    1725107          229/G02             F           69,650.00         ZZ
                                         180         68,836.76          1
    6901 HOWARD SCHOOL ROAD            8.000            665.62         75
                                       7.750            665.62       93,000.00
    MARYVILLE        TN   37801          5            04/24/98         00
    0430903039                           05           06/01/98          0
    7952617                              O            05/01/13
    0


    1725294          E22/G02             F           90,850.00         ZZ
                                         180         89,534.05          1
    1024 E 60TH STREET                 8.125            874.78         73
                                       7.875            874.78      125,000.00
    INDIANAPOLIS     IN   46220          2            03/23/98         00
    0410783492                           05           05/01/98          0
    410783492                            O            04/01/13
    0


    1726583          E22/G02             F           58,300.00         ZZ
                                         180         57,427.61          1
    6260 139TH AVENUE N.E. #95         7.750            548.76         48
                                       7.500            548.76      124,000.00
    REDMOND          WA   98052          5            03/27/98         00
    0410782288                           01           05/01/98          0
    410782288                            N            04/01/13
    0


    1727982          E22/G02             F          190,500.00         ZZ
                                         180        187,710.46          3
    116,118,120 NORTH 8TH AVENUE       8.000          1,820.52         68
                                       7.750          1,820.52      281,000.00
1


    BOZEMAN          MT   59715          2            03/27/98         00
    0410709406                           05           05/01/98          0
    410709406                            N            04/01/13
    0


    1728103          J86/G02             F          178,500.00         ZZ
                                         180        178,006.61          2
    102-34 ALSTYNE AVENUE              8.500          1,757.76         70
                                       8.250          1,757.76      255,000.00
    CORONA           NY   11368          5            07/14/98         00
    0430915249                           05           09/01/98          0
    4379                                 N            08/01/13
    0


    1728122          687/G02             F           62,100.00         ZZ
                                         180         61,755.49          1
    210 WARREN AVENUE                  8.500            611.52         90
                                       8.250            611.52       69,000.00
    RUSSELLS POINT   OH   43348          1            06/08/98         01
    0430883074                           05           08/01/98         25
    00                                   N            07/01/13
    0


    1728194          E66/E66             F          194,000.00         ZZ
                                         180        190,429.21          1
    3110 SOUTHALL RD                   7.500          1,798.40         55
                                       7.250          1,798.40      354,000.00
    RALEIGH          NC   27604          2            02/26/98         00
    600381456                            05           04/01/98          0
    600381456                            O            03/01/13
    0


    1728633          074/074             F          131,350.00         ZZ
                                         180        129,447.41          1
    7257 RESINDA DR                    8.125          1,264.75         85
                                       7.875          1,264.75      155,000.00
    CENTERVILLE      OH   45459          2            03/13/98         10
    1402054306                           05           05/01/98         12
    1402054306                           N            04/01/13
    0


    1728636          074/074             F           83,200.00         ZZ
                                         180         78,656.82          3
    1209 NEW YORK AVENUE               8.000            795.10         47
                                       7.750            795.10      180,000.00
    UNION CITY       NJ   07087          2            03/25/98         00
    1500426911                           05           04/01/98          0
    1500426911                           N            03/01/13
    0
1




    1728699          129/G02             F           34,300.00         ZZ
                                         180         33,916.71          1
    3512 MULHEARN                      8.500            337.77         70
                                       8.250            337.77       49,000.00
    KALAMAZOO        MI   49001          5            04/29/98         00
    0430808295                           05           06/01/98          0
    3500155019                           N            05/01/13
    0


    1728731          180/G02             F           42,500.00         ZZ
                                         180         42,125.00          1
    222 EAST 7TH STREET                7.875            403.09         85
                                       7.625            403.09       50,000.00
    FLORENCE         CO   81226          1            05/01/98         10
    0430850586                           05           07/01/98         25
    12690178                             O            06/01/13
    0


    1729783          480/G02             F           55,500.00         ZZ
                                         180         54,280.58          1
    120 FAULKNER STREET                8.000            530.39         68
                                       7.750            530.39       82,000.00
    NEW SMYRNA BEAC  FL   32168          5            03/26/98         00
    0430749234                           05           05/01/98          0
    2070845                              O            04/01/13
    0


    1729799          229/G02             F           56,000.00         ZZ
                                         180         55,532.33          1
    9009 WESTRIDGE DRIVE               8.500            551.46         70
                                       8.250            551.46       80,000.00
    OMAHA            NE   68124          5            05/04/98         00
    0430850610                           05           07/01/98          0
    7924749                              N            06/01/13
    0


    1729957          H49/G02             F           29,800.00         ZZ
                                         180         29,551.14          1
    714 JOHNSON AVENUE                 8.500            293.45         80
                                       8.250            293.45       37,250.00
    LINWOOD          PA   19061          1            05/01/98         00
    0430806836                           05           07/01/98          0
    0012124456                           N            06/01/13
    0


    1730169          E22/G02             F           50,400.00         ZZ
                                         180         49,811.55          1
1


    3231 NW 12TH PLACE                 8.000            481.65         70
                                       7.750            481.65       72,000.00
    FORT LAUDERDALE  FL   33311          5            04/06/98         00
    0410786172                           05           06/01/98          0
    410786172                            O            05/01/13
    0


    1730390          G72/G02             F           56,000.00         ZZ
                                         180         55,516.61          1
    711 N. LINCOLN STREET              8.125            539.21         80
                                       7.875            539.21       70,000.00
    STANTON          MI   48888          5            05/19/98         00
    0430903260                           05           07/01/98          0
    1730390                              O            06/01/13
    0


    1730974          J86/G02             F           56,250.00         T
                                         180         55,912.87          1
    758 PINE AVENUE                    7.625            525.45         75
                                       7.375            525.45       75,000.00
    NORTH WILDWOOD   NJ   08260          1            06/16/98         00
    0430869826                           01           08/01/98          0
    ABDELG1477NJ001                      O            07/01/13
    0


    1731525          E22/G02             F           68,250.00         ZZ
                                         180         65,893.54          1
    1147 OGLE HILLS DRIVE              7.250            623.03         65
                                       7.000            623.03      105,000.00
    GATLINBURG       TN   37738          5            04/15/98         00
    0410799936                           05           06/01/98          0
    410799936                            N            05/01/13
    0


    1731690          144/144             F          156,000.00         ZZ
                                         180        154,546.54          1
    225 CHARLES HOMMELL RD             7.250          1,424.07         80
                                       7.000          1,424.07      195,000.00
    SAUGERTIES       NY   12477          1            06/01/98         00
    160621011                            05           07/01/98          0
    160621011                            O            06/01/13
    0


    1732104          H37/G02             F          120,000.00         ZZ
                                         180        118,997.86          1
    342 JACKSON MILLS ROAD             8.500          1,181.69         80
                                       8.250          1,181.69      150,000.00
    JACKSON TOWNSHI  NJ   08527          2            05/26/98         00
    0430898262                           05           07/01/98          0
1


    980683                               O            06/01/13
    0


    1732154          225/225             F           99,000.00         ZZ
                                         180         97,140.87          1
    114 WILLIS AVENUE                  7.750            931.87         77
                                       7.500            931.87      130,000.00
    RUSSELLVILLE     AL   35653          2            02/27/98         00
    8098591                              05           04/01/98          0
    8098591                              O            03/01/13
    0


    1732318          B54/G02             F           31,500.00         ZZ
                                         180         30,918.10          1
    1967 PADGETT DRIVE                 7.375            289.78         70
                                       7.125            289.78       45,000.00
    AUSTELL          GA   30108          5            05/22/98         00
    0430855585                           07           07/01/98          0
    UNKNOWN                              N            06/01/13
    0


    1732650          E73/G02             F          462,900.00         ZZ
                                         180        457,255.27          1
    98 BALTIMORE PIKE                  7.500          4,291.15         76
                                       7.250          4,291.15      610,000.00
    CHADDS FORD      PA   19317          2            04/10/98         00
    0430869917                           05           06/01/98          0
    2100020150                           O            05/01/13
    0


    1732691          180/G02             F           46,500.00         ZZ
                                         180         45,841.01          1
    567 WEST WILLOW COURT              8.375            454.50         64
                                       8.125            454.50       73,000.00
    CLIFTON          CO   81520          5            07/08/98         00
    0430963116                           07           09/01/98          0
    0012774592                           N            08/01/13
    0


    1732730          F96/G02             F          168,000.00         ZZ
                                         120        166,039.76          1
    577 TEANECK ROAD                   6.875          1,939.82         70
                                       6.625          1,939.82      240,000.00
    RIDGEFIELD PARK  NJ   07660          1            06/26/98         00
    0430890475                           05           08/01/98          0
    2647                                 O            07/01/08
    0


1


    1733120          K56/G02             F          190,000.00         ZZ
                                         180        187,732.81          1
    6200 BILLINGS ROAD                 7.750          1,788.42         40
                                       7.500          1,788.42      475,000.00
    MT HOOD/PARKDAL  OR   97041          5            04/17/98         00
    0430752584                           05           06/01/98          0
    HOGG                                 O            05/01/13
    0


    1733211          E22/G02             F          122,000.00         ZZ
                                         180        120,430.17          1
    2707 CHESTNUT HILL DRIVE           6.875          1,088.06         80
                                       6.625          1,088.06      153,000.00
    CINNAMINSON TWP  NJ   08077          5            04/10/98         00
    0410753941                           05           06/01/98          0
    410753941                            O            05/01/13
    0


    1733257          K88/G02             F          224,950.00         ZZ
                                         180        222,921.28          1
    1 CHURCH COURT                     7.625          2,101.33         67
                                       7.375          2,101.33      337,500.00
    CLOSTER          NJ   07624          1            06/01/98         00
    0430848879                           05           07/01/98          0
    7789                                 O            06/01/13
    0


    1733268          180/G02             F           80,000.00         ZZ
                                         180         79,270.63          1
    1170 HARDING AVENUE                7.500            741.61         77
                                       7.250            741.61      104,000.00
    CANON CITY       CO   81212          5            05/26/98         00
    0430923540                           05           07/01/98          0
    12774790                             O            06/01/13
    0


    1733277          B75/G02             F          495,300.00         ZZ
                                         180        492,521.52          1
    7215 CHATTAHOOCHEE BLUFF DRIVE     8.375          4,841.19         75
                                       8.125          4,841.19      660,500.00
    DORAVILLE        GA   30360          5            05/14/98         00
    0430887547                           05           07/01/98          0
    7705312                              O            06/01/13
    0


    1733386          757/G02             F           69,125.00         ZZ
                                         180         68,326.67          1
    2596 INGLESIDE AVENUE              8.125            665.60         79
                                       7.875            665.60       87,500.00
1


    MACON            GA   31204          1            04/27/98         00
    0430771790                           05           06/01/98          0
    3507019                              N            05/01/13
    0


    1733406          H86/G02             F          130,000.00         ZZ
                                         180        128,579.09          1
    3175 SOUTH 4060 WEST               8.750          1,299.28         63
                                       8.500          1,299.28      208,000.00
    WEST VALLEY CIT  UT   84120          5            04/23/98         00
    0430868083                           05           06/01/98          0
    137209                               N            05/01/13
    0


    1733431          B98/G02             F          190,000.00         ZZ
                                         180        188,171.60          1
    198 PULIDO RD                      6.875          1,694.53         53
                                       6.625          1,694.53      360,000.00
    DANVILLE         CA   94526          5            05/21/98         00
    0430840629                           05           07/01/98          0
    279866                               O            06/01/13
    0


    1733626          624/G02             F           61,800.00         ZZ
                                         180         61,254.70          1
    34-655 CORREGIDOR DRIVE            7.875            586.14         69
                                       7.625            586.14       90,000.00
    CATHEDRAL CITY   CA   92234          2            05/18/98         00
    0430845917                           05           07/01/98          0
    64023480943                          O            06/01/13
    0


    1733629          637/G02             F           41,250.00         ZZ
                                         180         40,835.73          1
    3089 SHOSHONE PLACE                7.875            391.24         73
                                       7.625            391.24       56,500.00
    PRESCOTT         AZ   86301          3            05/18/98         00
    0430868927                           01           07/01/98          0
    0011140928                           N            06/01/13
    0


    1733630          637/G02             F           49,000.00         ZZ
                                         180         48,728.16          2
    8435 CRANBERRY HILL UNITS 1-2      8.500            482.52         67
                                       8.250            482.52       74,000.00
    SAN ANTONIO      TX   78250          5            06/04/98         00
    0430921999                           05           08/01/98          0
    0010019073                           N            07/01/13
    0
1




    1733863          405/405             F          143,000.00         ZZ
                                         180        141,681.99          1
    386 AND 388 LISBON STREET          7.375          1,315.50         48
                                       7.125          1,315.50      300,000.00
    SAN FRANCISCO    CA   94112          2            05/19/98         00
    0015266257                           05           07/01/98          0
    0015266257                           O            06/01/13
    0


    1733870          003/G02             F          100,000.00         ZZ
                                         180         98,806.71          1
    2185 MONROE DRIVE                  7.750            941.28         62
                                       7.500            941.28      163,000.00
    ALPHARETTA       GA   30004          1            04/28/98         00
    0430781864                           05           06/01/98          0
    10436426                             O            05/01/13
    0


    1734314          144/144             F          112,000.00         ZZ
                                         180        111,306.43          2
    7 SYCAMORE DRIVE                   7.250          1,022.41         80
                                       7.000          1,022.41      140,000.00
    NEWBURGH         NY   12550          2            06/23/98         00
    160622209                            05           08/01/98          0
    160622209                            O            07/01/13
    0


    1734445          H86/G02             F           95,000.00         ZZ
                                         180         93,938.46          4
    8628-34 SOUTH 300 EAST             8.500            935.50         49
                                       8.250            935.50      195,000.00
    SANDY            UT   84093          2            04/23/98         00
    0430773994                           05           06/01/98          0
    137354                               N            05/01/13
    0


    1734470          H89/G02             F           74,000.00         ZZ
                                         180         72,973.70          1
    121 S.E. 9TH STREET                7.875            701.85         66
                                       7.625            701.85      113,000.00
    POMPANO BEACH    FL   33060          2            04/21/98         00
    0430771956                           05           06/01/98          0
    1042                                 O            05/01/13
    0


    1734531          B93/G02             F           39,200.00         ZZ
                                         180         38,838.71          1
1


    5445 WEST FRIESS DRIVE             7.375            360.61         88
                                       7.125            360.61       45,000.00
    GLENDALE         AZ   85306          2            05/13/98         14
    0430829358                           09           07/01/98         25
    1000017655                           N            06/01/13
    0


    1734644          L55/G02             F          198,750.00         ZZ
                                         180        196,918.18          2
    149-26 122ND PLACE                 7.375          1,828.35         75
                                       7.125          1,828.35      265,000.00
    SOUTH OZONE PAR  NY   11420          1            05/29/98         00
    0430822510                           05           07/01/98          0
    0276607                              O            06/01/13
    0


    1735007          129/G02             F          112,000.00         ZZ
                                         180        110,845.49          1
    15440 PALMETTO LAKES DRIVE         7.500          1,038.25         71
                                       7.250          1,038.25      158,000.00
    MIAMI            FL   33157          2            05/22/98         00
    0430855437                           05           07/01/98          0
    3500159680                           O            06/01/13
    0


    1735311          A33/G02             F           31,950.00         ZZ
                                         180         31,683.20          2
    1001 N GRANGER                     8.500            314.62         90
                                       8.250            314.62       35,500.00
    SAGINAW          MI   48602          1            05/15/98         14
    0430845735                           05           07/01/98         25
    011051008                            N            06/01/13
    0


    1735351          K43/G02             F           33,600.00         ZZ
                                         180         33,405.15          1
    4102 EAST BEATRICE STREET          8.000            321.10         60
                                       7.750            321.10       56,000.00
    PHOENIX          AZ   85008          2            06/04/98         00
    0430861104                           05           08/01/98          0
    9803000499                           N            07/01/13
    0


    1735360          637/G02             F           85,000.00         ZZ
                                         180         84,225.05          1
    5758 LOST GROVE DRIVE              7.500            787.96         40
                                       7.250            787.96      215,000.00
    LILBURN          GA   30247          5            06/02/98         00
    0430905117                           05           07/01/98          0
1


    0011989944                           O            06/01/13
    0


    1735401          E22/G02             F           31,500.00         ZZ
                                         180         31,148.02          1
    5026 SAN JUAN AVENUE               8.500            310.19         90
                                       8.250            310.19       35,000.00
    JACKSONVILLE     FL   32210          1            04/27/98         04
    0410820039                           05           06/01/98         25
    410820039                            N            05/01/13
    0


    1735576          705/G02             F           40,500.00         ZZ
                                         180         40,272.81          1
    166 FRANKLIN STREET                8.375            395.86         90
                                       8.125            395.86       45,000.00
    KINGSTON         NY   12401          1            06/17/98         01
    0430868034                           05           08/01/98         25
    98030369                             N            07/01/13
    0


    1735643          405/405             F           35,100.00         ZZ
                                         180         34,803.60          1
    3117 WOODLAND STREET               8.375            343.08         90
                                       8.125            343.08       39,000.00
    AMARILLO         TX   79103          1            05/22/98         12
    15297211                             05           07/01/98         25
    15297211                             N            06/01/13
    0


    1735936          E22/G02             F          192,000.00         ZZ
                                         180        189,604.70          1
    23 ROLPH PARK DRIVE                7.250          1,752.70         79
                                       7.000          1,752.70      245,000.00
    CROCKETT         CA   94525          2            04/22/98         00
    0410826994                           05           06/01/98          0
    410826994                            O            05/01/13
    0


    1736048          H37/G02             F          162,000.00         ZZ
                                         180        160,350.44          1
    25448 VISTA RD                     7.375          1,490.28         80
                                       7.125          1,490.28      205,000.00
    HOLLYWOOD        MD   20636          2            05/18/98         00
    0430851279                           05           07/01/98          0
    20872                                N            06/01/13
    0


1


    1736226          A38/G02             F           47,900.00         ZZ
                                         180         47,470.97          1
    15209 E 48TH TERRACE               7.875            454.31         70
                                       7.625            454.31       68,500.00
    KANSAS CITY      MO   64136          2            05/04/98         00
    0430818286                           05           07/01/98          0
    4620638                              N            06/01/13
    0


    1736384          A38/G02             F           65,200.00         ZZ
                                         180         64,572.57          1
    1651 DANIELS LANE                  6.875            581.49         50
                                       6.625            581.49      133,000.00
    EL PASO          TX   79936          2            05/20/98         00
    0430868398                           05           07/01/98          0
    1920115                              O            06/01/13
    0


    1736479          313/G02             F           92,000.00         ZZ
                                         180         91,454.62          1
    6006 UNIVERSITY AVE                7.750            865.98         64
                                       7.500            865.98      145,000.00
    MADISON          WI   53705          1            06/16/98         00
    0430893917                           05           08/01/98          0
    6131056                              O            07/01/13
    0


    1736598          A33/G02             F           87,300.00         ZZ
                                         180         86,815.68          4
    2884 GALAXY DRIVE                  8.500            859.68         90
                                       8.250            859.68       97,000.00
    SAGINAW          MI   48601          1            06/16/98         14
    0430966861                           05           08/01/98         20
    011051653                            N            07/01/13
    0


    1737592          B35/G02             F           67,050.00         ZZ
                                         180         66,267.14          3
    1135 ILLINOIS AVENUE               8.000            640.77         90
                                       7.750            640.77       74,500.00
    PITTSBURGH       PA   15216          1            04/30/98         01
    0430783753                           05           06/01/98         25
    98000817                             N            05/01/13
    0


    1738062          H37/G02             F          108,000.00         ZZ
                                         180        106,632.16          4
    1119 CENTRAL MANOR RD              6.625            948.23         60
                                       6.375            948.23      180,000.00
1


    LANCASTER        PA   17603          5            05/20/98         00
    0430864108                           05           07/01/98          0
    20928                                N            06/01/13
    0


    1738339          375/G02             F          134,400.00         ZZ
                                         180        133,201.05          1
    318 CAYAGA AVENUE                  7.750          1,265.08         70
                                       7.500          1,265.08      192,000.00
    EAST MEADOW      NY   11554          5            05/20/98         00
    0430912931                           05           07/01/98          0
    740456                               O            06/01/13
    0


    1738697          E46/G02             F          150,000.00         ZZ
                                         180        149,556.84          2
    14 HARTWICK STREET                 7.750          1,411.91         75
                                       7.500          1,411.91      200,000.00
    LITTLE FERRY     NJ   07643          2            07/06/98         00
    0430900738                           05           09/01/98          0
    29857                                O            08/01/13
    0


    1739098          E26/G02             F           72,550.00         ZZ
                                         180         71,730.30          1
    19511 OLD STATESVILLE ROAD         8.375            709.13         60
                                       8.125            709.13      121,200.00
    CORNELIUS        NC   28031          2            04/27/98         00
    0430786988                           05           06/01/98          0
    50801437                             N            05/01/13
    0


    1739264          L52/G02             F           98,400.00         ZZ
                                         180         97,502.87          1
    1044 JUSTICE LANE                  7.500            912.18         80
                                       7.250            912.18      123,000.00
    ACWORTH          GA   30102          5            05/21/98         00
    0430822494                           05           07/01/98          0
    ELLSWORTH                            O            06/01/13
    0


    1739347          129/G02             F           56,100.00         ZZ
                                         180         51,026.81          1
    16551 WISCONSIN                    6.750            496.43         85
                                       6.500            496.43       66,000.00
    DETROIT          MI   48221          5            05/27/98         10
    0430918110                           05           07/01/98         20
    3500168327                           O            06/01/13
    0
1




    1739355          G81/G02             F           92,400.00         T
                                         180         92,400.00          1
    10929 NW 43 LANE                   7.625            863.14         70
                                       7.375            863.14      132,000.00
    MIAMI            FL   33178          1            08/20/98         00
    0431004589                           03           10/01/98          0
    021804048                            O            09/01/13
    0


    1739370          498/G02             F          227,150.00         ZZ
                                         180        225,167.53          1
    707 STRATHY HALL DRIVE             8.000          2,170.77         64
                                       7.750          2,170.77      360,000.00
    RICHMOND HILL    GA   31324          2            04/30/98         00
    0430790766                           05           07/01/98          0
    1528933                              O            06/01/13
    0


    1739429          A46/G02             F           34,000.00         ZZ
                                         180         33,518.66          1
    19914 STONEY HAVEN DRIVE           8.500            334.81         78
                                       8.250            334.81       44,000.00
    CYPRESS          TX   77433          1            04/24/98         00
    0430812966                           03           06/01/98          0
    0190255                              N            05/01/13
    0


    1739524          E57/G02             F          138,000.00         ZZ
                                         180        136,491.64          4
    2876, 2878, 2880, 2882             8.750          1,379.24         69
    SUNSET PLACE                       8.500          1,379.24      200,000.00
    LOS ANGELES ARE  CA   90005          2            04/27/98         00
    0430879841                           05           06/01/98          0
    182192001624                         N            05/01/13
    0


    1739556          963/G02             F          125,500.00         ZZ
                                         180        124,092.76          1
    157 CHEROKEE STREET                7.250          1,145.65         85
                                       7.000          1,145.65      148,000.00
    MIAMI SPRINGS    FL   33166          5            05/19/98         01
    0430831883                           05           07/01/98         12
    980449                               O            06/01/13
    0


    1739766          705/G02             F          225,000.00         ZZ
                                         180        222,699.67          1
1


    2103 DONNA DRIVE                   6.875          2,006.67         55
                                       6.625          2,006.67      410,000.00
    MERRICK          NY   11566          5            05/28/98         00
    0430830612                           05           07/01/98          0
    106249                               O            06/01/13
    0


    1739933          H19/G02             F          180,200.00         ZZ
                                         180        178,539.15          1
    1540 SOUTH 300 WEST                7.375          1,657.71         85
                                       7.125          1,657.71      212,000.00
    OREM             UT   84058          5            05/27/98         10
    0430835298                           05           07/01/98          6
    0002066389                           O            06/01/13
    0


    1740120          B93/G02             F           55,000.00         ZZ
                                         180         54,297.76          1
    3435 NORTH LAKEVIEW DRIVE          8.000            525.61         69
                                       7.750            525.61       80,000.00
    PINE             AZ   85544          5            05/21/98         00
    0430848077                           05           07/01/98          0
    1000040963                           O            06/01/13
    0


    1740956          L33/L33             F           39,150.00         T
                                         180         38,899.56          1
    410 W. 7TH UNIT 200-0324-E         6.875            349.16         90
                                       6.625            349.16       43,500.00
    TULSA            OK   74119          1            06/11/98         04
    42929                                01           08/01/98         25
    42929                                O            07/01/13
    0


    1741090          927/G02             F          108,800.00         ZZ
                                         180        107,529.70          1
    2253 GILMAN DRIVE WEST #307        8.000          1,039.75         80
                                       7.750          1,039.75      136,000.00
    SEATTLE          WA   98119          1            04/23/98         00
    0430839209                           01           06/01/98          0
    362814                               N            05/01/13
    0


    1741185          B26/G02             F           75,000.00         ZZ
                                         180         74,775.96          1
    337 NICOLL AVENUE                  7.625            700.60         61
                                       7.375            700.60      123,000.00
    CENTRAL ISLIP    NY   11722          5            07/20/98         00
    0430950139                           05           09/01/98          0
1


    1311013339                           O            08/01/13
    0


    1741478          E22/G02             F          118,800.00         ZZ
                                         180        117,397.74          1
    412 SOUTH 81ST AVENUE              7.875          1,126.76         80
                                       7.625          1,126.76      148,500.00
    YAKIMA           WA   98908          1            04/23/98         00
    0410652267                           05           06/01/98          0
    410652267                            O            05/01/13
    0


    1741688          098/G02             F           72,450.00         ZZ
                                         180         72,048.06          2
    6484 SCHEPPS CORNER ROAD           8.500            713.45         90
                                       8.250            713.45       80,500.00
    KIRKVILLE        NY   13082          1            06/22/98         04
    0430974642                           05           08/01/98         25
    00                                   N            07/01/13
    0


    1741713          B75/G02             F           68,000.00         ZZ
                                         180         67,223.24          1
    104 ORCHARD CT                     8.250            659.70         85
                                       8.000            659.70       80,000.00
    ROYERSFORD       PA   19468          5            04/27/98         10
    0430830646                           05           06/01/98         25
    7639016                              O            05/01/13
    0


    1741740          E22/G02             F           51,300.00         ZZ
                                         180         50,674.43          1
    1611 ARKANSAS ROAD                 7.500            475.56         73
                                       7.250            475.56       71,000.00
    WEST MONROE      LA   71291          2            04/15/98         00
    0410696660                           05           06/01/98          0
    410696660                            N            05/01/13
    0


    1741804          405/405             F           55,000.00         ZZ
                                         180         54,666.74          1
    1755 N EDGEMONT ST                 7.500            509.86         89
                                       7.250            509.86       62,000.00
    LOS ANGELES      CA   90027          1            06/23/98         04
    15320641                             01           08/01/98         17
    15320641                             N            07/01/13
    0


1


    1741860          L51/G02             F           80,000.00         ZZ
                                         180         79,561.09          1
    116 BURKHALL STREET                8.625            793.67         72
    UNIT 116R                          8.375            793.67      112,000.00
    WEYMOUTH         MA   02190          1            06/05/98         00
    0430850214                           01           08/01/98          0
    443                                  O            07/01/13
    0


    1741877          429/429             F           65,250.00         ZZ
                                         180         64,294.49          1
    507 ODA                            8.000            623.57         73
                                       7.750            623.57       90,000.00
    MAHOMET          IL   61853          2            03/30/98         00
    61575470                             05           05/01/98          0
    61575470                             O            04/01/13
    0


    1741878          429/429             F           44,500.00         ZZ
                                         180         43,841.21          2
    406 FRANKLIN                       7.875            422.07         50
                                       7.625            422.07       90,000.00
    MAHOMET          IL   61853          5            03/30/98         00
    61575488                             05           05/01/98          0
    61575488                             O            04/01/13
    0


    1741879          429/429             F          120,000.00         ZZ
                                         180        118,223.37          1
    3003 WEMBLEY WAY                   7.875          1,138.14         73
                                       7.625          1,138.14      165,000.00
    BLOOMINGTON      IL   61704          5            03/18/98         00
    61575984                             05           05/01/98          0
    61575984                             O            04/01/13
    0


    1741880          491/491             F          131,000.00         ZZ
                                         180        127,436.39          1
    2526 NE 82ND                       7.625          1,223.72         68
                                       7.375          1,223.72      195,000.00
    SEATTLE          WA   98115          2            01/30/98         00
    62377701                             05           04/01/98          0
    62377701                             O            03/01/13
    0


    1741881          429/429             F          127,500.00         ZZ
                                         180        125,203.04          1
    196 WESTVILLE AVENUE EXT           7.750          1,200.13         61
                                       7.500          1,200.13      210,000.00
1


    DANBURY          CT   06811          2            02/12/98         00
    62649833                             05           04/01/98          0
    62649833                             O            03/01/13
    0


    1741883          429/429             F          125,000.00         ZZ
                                         180        122,624.37          1
    338 HAVERHILL ROAD                 7.125          1,132.29         56
                                       6.875          1,132.29      225,000.00
    CHESTER          NH   03036          1            02/26/98         00
    62782908                             05           04/01/98          0
    62782908                             O            03/01/13
    0


    1741884          429/429             F          227,150.00         ZZ
                                         180        112,046.76          1
    6001 IDYLWOOD DRIVE                6.875          2,025.85         70
                                       6.625          2,025.85      325,000.00
    EDINA            MN   55436          1            12/12/97         00
    62786563                             05           02/01/98          0
    62786563                             O            01/01/13
    0


    1741885          429/429             F           63,200.00         ZZ
                                         180         61,866.07          1
    452 BALDWIN STREET                 7.750            594.89         79
                                       7.500            594.89       81,000.00
    VIRGINIA BEACH   VA   23452          1            01/29/98         00
    62805240                             05           03/01/98          0
    62805240                             O            02/01/13
    0


    1741887          491/491             F           50,000.00         ZZ
                                         180         48,822.91          1
    5906 OAK HILL ROAD                 7.500            463.51         22
                                       7.250            463.51      235,000.00
    PLACERVILLE      CA   95667          2            01/21/98         00
    62900731                             05           03/01/98          0
    62900731                             O            02/01/13
    0


    1741888          491/491             F          175,500.00         ZZ
                                         120        169,448.51          1
    5544 NERAK COURT                   7.375          2,071.79         65
                                       7.125          2,071.79      270,000.00
    BONITA           CA   91902          2            02/10/98         00
    62909231                             05           04/01/98          0
    62909231                             O            03/01/08
    0
1




    1741889          429/429             F          116,000.00         ZZ
                                         180        114,689.41          1
    33 FIRWOOD ROAD                    8.375          1,133.82         73
                                       8.125          1,133.82      160,000.00
    PORT WASHINGTON  NY   11050          2            04/23/98         00
    63170396                             05           06/01/98          0
    63170396                             O            05/01/13
    0


    1741891          491/491             F          130,700.00         ZZ
                                         180        127,734.96          1
    39459 CHERRY OAK ROAD              7.750          1,230.25         67
                                       7.500          1,230.25      197,000.00
    BEAUMONT         CA   92223          2            02/19/98         00
    63281350                             05           04/01/98          0
    63281350                             O            03/01/13
    0


    1741892          549/549             F           70,000.00         ZZ
                                         180         69,044.83          1
    2301 EAST TOPEKA DRIVE             7.750            658.90         59
                                       7.500            658.90      120,000.00
    PHOENIX          AZ   85024          2            04/16/98         00
    63298856                             05           06/01/98          0
    63298856                             O            05/01/13
    0


    1741893          491/491             F          118,500.00         ZZ
                                         180        116,054.38          1
    508 ROUND-UP AVENUE                8.000          1,132.45         75
                                       7.750          1,132.45      158,000.00
    RED BLUFF        CA   96080          5            01/14/98         00
    63330547                             05           03/01/98          0
    63330547                             O            02/01/13
    0


    1741894          491/491             F          130,000.00         ZZ
                                         180        127,169.57          1
    14602 DANBOROUGH ROAD              7.375          1,195.91         60
                                       7.125          1,195.91      218,000.00
    TUSTIN           CA   92780          5            01/22/98         00
    63353806                             03           03/01/98          0
    63353806                             O            02/01/13
    0


    1741896          429/429             F           50,000.00         ZZ
                                         180         49,137.30          1
1


    482 DONGAN HILLS AVENUE            8.250            485.08         30
                                       8.000            485.08      170,000.00
    STATEN ISLAND    NY   10305          5            02/13/98         00
    63428270                             05           04/01/98          0
    63428270                             O            03/01/13
    0


    1741898          429/429             F          180,000.00         ZZ
                                         180        177,732.90          2
    51 SHARROTTS LANE                  7.125          1,630.50         75
                                       6.875          1,630.50      243,000.00
    STATEN ISLAND    NY   10309          1            05/01/98         00
    63429233                             03           06/01/98          0
    63429233                             O            05/01/13
    0


    1741899          429/429             F           94,000.00         ZZ
                                         180         92,638.43          1
    41 WIRT AVENUE                     8.125            905.11         80
                                       7.875            905.11      118,000.00
    STATEN ISLAND    NY   10309          1            03/19/98         00
    63429292                             01           05/01/98          0
    63429292                             O            04/01/13
    0


    1741902          429/429             F          100,000.00         ZZ
                                         180         98,519.69          1
    19 HITCHING POST LANE              7.875            948.45         54
                                       7.625            948.45      187,000.00
    BEDFORD          NH   03110          5            03/05/98         00
    63485940                             05           05/01/98          0
    63485940                             O            04/01/13
    0


    1741903          429/429             F           50,000.00         ZZ
                                         180         49,079.67          2
    7 HOLLAND AVENUE                   7.500            463.51         46
                                       7.250            463.51      110,000.00
    CHEEKTOWAGA      NY   14225          5            02/13/98         00
    63488566                             05           04/01/98          0
    63488566                             O            03/01/13
    0


    1741906          491/491             F           78,750.00         ZZ
                                         180         75,019.88          1
    28908 RUE DANIEL                   8.000            752.58         55
                                       7.750            752.58      145,000.00
    SANTA CLARITA    CA   91351          1            01/26/98         00
    63685141                             01           04/01/98          0
1


    63685141                             O            03/01/13
    0


    1741908          491/491             F           90,000.00         ZZ
                                         180         88,367.04          1
    4856 WEST 131ST STREET             7.750            847.15         45
                                       7.500            847.15      200,000.00
    HAWTHORNE        CA   90250          5            01/28/98         00
    63685302                             05           04/01/98          0
    63685302                             O            03/01/13
    0


    1741909          549/549             F          165,600.00         ZZ
                                         180        162,985.08          1
    1424 CALLE TILO                    7.125          1,500.06         80
                                       6.875          1,500.06      207,000.00
    THOUSAND OAKS    CA   91360          2            03/18/98         00
    63687411                             05           05/01/98          0
    63687411                             O            04/01/13
    0


    1741910          491/491             F           80,000.00         ZZ
                                         180         78,276.68          1
    2023 RICHDALE AVENUE               7.500            741.61         42
                                       7.250            741.61      195,000.00
    HACIENDA HEIGHT  CA   91745          5            01/26/98         00
    63689456                             05           03/01/98          0
    63689456                             O            02/01/13
    0


    1741911          429/429             F           93,000.00         ZZ
                                         180         90,753.95          1
    48 HOP BROOK ROAD                  7.875            882.06         43
                                       7.625            882.06      220,000.00
    BROOKFIELD       CT   06804          5            01/16/98         00
    63705958                             05           03/01/98          0
    63705958                             O            02/01/13
    0


    1741914          429/429             F          135,000.00         ZZ
                                         180        132,567.90          1
    33 NOON HILL ROAD                  7.750          1,270.73         26
                                       7.500          1,270.73      531,000.00
    MEDFIELD         MA   02052          1            02/27/98         00
    63849755                             05           04/01/98          0
    63849755                             O            03/01/13
    0


1


    1741915          549/549             F          113,750.00         ZZ
                                         180        111,299.62          1
    8348 PERSIMMON PLACE               7.500          1,054.48         50
                                       7.250          1,054.48      230,000.00
    NEWARK           CA   94560          1            01/12/98         00
    63861038                             05           03/01/98          0
    63861038                             O            02/01/13
    0


    1741919          549/549             F          146,600.00         ZZ
                                         180        143,879.15          1
    259 EDELEN AVENUE                  7.125          1,327.95         25
                                       6.875          1,327.95      600,000.00
    LOS GATOS        CA   95030          5            03/07/98         00
    63911647                             05           05/01/98          0
    63911647                             O            04/01/13
    0


    1741920          429/429             F           60,000.00         ZZ
                                         180         59,072.61          1
    301 EDGEWOOD ROAD                  7.375            551.96         73
                                       7.125            551.96       83,000.00
    PORTSMOUTH       VA   23701          1            03/31/98         00
    63926474                             05           05/01/98          0
    63926474                             O            04/01/13
    0


    1741922          549/549             F           30,000.00         ZZ
                                         180         29,634.14          2
    4552 WEST 132ND STREET             7.500            278.11         15
                                       7.250            278.11      200,000.00
    HAWTHORNE        CA   90250          5            04/10/98         00
    64014258                             05           06/01/98          0
    64014258                             O            05/01/13
    0


    1741924          549/549             F           63,750.00         ZZ
                                         180         62,692.85          1
    11147 NE MARX STREET               8.000            609.23         75
                                       7.750            609.23       85,000.00
    PORTLAND         OR   97220          5            03/30/98         00
    64036448                             05           06/01/98          0
    64036448                             O            05/01/13
    0


    1741926          549/549             F           35,000.00         ZZ
                                         180         34,591.35          2
    1128 196TH STREET EAST             8.000            334.48         39
                                       7.750            334.48       90,000.00
1


    SPANAWAY         WA   98387          5            04/23/98         00
    64042570                             05           06/01/98          0
    64042570                             O            05/01/13
    0


    1741927          429/429             F           92,800.00         ZZ
                                         180         91,411.29          1
    2018 SEASHORE ROAD                 7.750            873.51         66
                                       7.500            873.51      141,000.00
    SEAVILLE         NJ   08230          2            03/25/98         00
    64059430                             05           05/01/98          0
    64059430                             O            04/01/13
    0


    1741928          429/429             F           33,000.00         ZZ
                                         180         32,399.04          1
    3850 PASEO DEL PRADO STREET 19     7.625            308.27         26
                                       7.375            308.27      131,000.00
    BOULDER          CO   80301          5            02/25/98         00
    64078531                             01           04/01/98          0
    64078531                             O            03/01/13
    0


    1741929          549/549             F           79,200.00         ZZ
                                         180         61,472.15          1
    15100 SHINING STAR LANE            7.250            722.99         28
                                       7.000            722.99      290,000.00
    SAN LEANDRO      CA   94579          2            02/27/98         00
    64085627                             03           05/01/98          0
    64085627                             O            04/01/13
    0


    1741930          549/549             F          100,000.00         ZZ
                                         180         95,941.01          2
    9 11 STANFORD                      8.125            962.89         75
                                       7.875            962.89      135,000.00
    SUTTER CREEK     CA   95685          5            04/14/98         00
    64129519                             05           06/01/98          0
    64129519                             O            05/01/13
    0


    1741931          549/549             F          150,000.00         ZZ
                                         180        137,141.00          1
    9820 CALENDULA AVENUE              7.625          1,401.20         69
                                       7.375          1,401.20      220,000.00
    WESTMINSTER      CA   92683          1            02/26/98         00
    64136922                             05           04/01/98          0
    64136922                             O            03/01/13
    0
1




    1741932          549/549             F           83,000.00         ZZ
                                         180         81,730.83          1
    4127 CHESHIRE DRIVE                7.500            769.43         40
                                       7.250            769.43      210,000.00
    CYPRESS          CA   90630          2            03/05/98         00
    64136981                             05           05/01/98          0
    64136981                             O            04/01/13
    0


    1741935          549/549             F          199,000.00         ZZ
                                         180        195,957.14          1
    27171 LOST COLT DRIVE              7.500          1,844.76         52
                                       7.250          1,844.76      390,000.00
    LAGUNA HILLS     CA   92653          2            03/16/98         00
    64173232                             03           05/01/98          0
    64173232                             O            04/01/13
    0


    1741936          549/549             F          185,000.00         ZZ
                                         180        182,768.33          1
    2390 VIA PELICANO                  7.625          1,728.15         69
                                       7.375          1,728.15      272,000.00
    CARLSBAD         CA   92009          2            04/01/98         00
    64197999                             03           06/01/98          0
    64197999                             O            05/01/13
    0


    1741937          549/549             F          185,000.00         ZZ
                                         180        182,457.24          1
    1848 THOUSAND OAKS BOULEVARD       7.500          1,714.98         47
                                       7.250          1,714.98      400,000.00
    BERKELEY         CA   94707          2            04/09/98         00
    64205312                             05           06/01/98          0
    64205312                             O            05/01/13
    0


    1741938          549/549             F           43,590.00         ZZ
                                         180         42,901.67          1
    20134 LEADWELL STREET #371         7.125            394.86         75
                                       6.875            394.86       58,500.00
    LOS ANGELES      CA   91306          1            03/06/98         00
    64207145                             01           05/01/98          0
    64207145                             O            04/01/13
    0


    1741939          549/549             F           70,000.00         ZZ
                                         180         69,146.40          1
1


    1116 EAST LOMITA AVENUE            7.500            648.91         32
                                       7.250            648.91      220,000.00
    ORANGE           CA   92867          1            04/10/98         00
    64216705                             05           06/01/98          0
    64216705                             O            05/01/13
    0


    1741940          549/549             F           75,000.00         ZZ
                                         180         73,572.92          1
    8710 WASHINGTON AVENUE             7.750            705.96         43
                                       7.500            705.96      175,000.00
    LA MESA          CA   91941          1            05/01/98         00
    64217876                             05           07/01/98          0
    64217876                             O            06/01/13
    0


    1741991          638/G02             F           34,650.00         ZZ
                                         180         34,350.89          1
    160 EL DORADO NO 2914              8.125            333.64         95
                                       7.875            333.64       36,500.00
    WEBSTER          TX   77598          1            05/01/98         10
    0430797183                           01           07/01/98         25
    8735993                              O            06/01/13
    0


    1742228          E22/G02             F           81,000.00         ZZ
                                         180         80,114.68          1
    5830 REIGER AVE                    8.750            809.55         90
                                       8.500            809.55       90,000.00
    DALLAS           TX   75214          1            04/30/98         10
    0410846968                           05           06/01/98         25
    410846968                            N            05/01/13
    0


    1742357          G26/G02             F          196,000.00         ZZ
                                         180        194,811.77          1
    91 SCOTT STREET                    7.750          1,844.91         79
                                       7.500          1,844.91      250,000.00
    MASSAPEQUA       NY   11762          5            06/03/98         00
    0430880336                           05           08/01/98          0
    0000                                 O            07/01/13
    0


    1742507          H93/G02             F           49,000.00         ZZ
                                         180         48,440.28          1
    172 HAMPTON ROAD                   8.250            475.37         70
                                       8.000            475.37       70,000.00
    DAWSONVILLE      GA   30534          5            05/05/98         00
    0430976498                           05           06/01/98          0
1


    9835278                              N            05/01/13
    0


    1742524          A33/G02             F           30,750.00         ZZ
                                         180         30,585.03          2
    1120 W HOLLAND AVE                 8.875            309.60         88
                                       8.625            309.60       35,000.00
    SAGINAW          MI   48601          1            06/25/98         14
    0430996074                           05           08/01/98         20
    011052881                            N            07/01/13
    0


    1742712          J86/G02             F          104,000.00         ZZ
                                         180        103,410.08          1
    10408 WEST THOMAS ROAD             8.250          1,008.95         65
                                       8.000          1,008.95      160,000.00
    AVONDALE         AZ   85323          5            06/09/98         00
    0430878058                           05           08/01/98          0
    4140                                 O            07/01/13
    0


    1742795          F03/G02             F          116,800.00         ZZ
                                         180        116,092.30          1
    4130 SADDLE NOTCH DRIVE            7.500          1,082.75         79
                                       7.250          1,082.75      148,500.00
    FORT COLLINS     CO   80526          2            06/10/98         00
    0430869446                           05           08/01/98          0
    12334                                O            07/01/13
    0


    1742832          633/G02             F          129,000.00         ZZ
                                         180        127,785.07          1
    308 ELIZABETH WAY                  7.125          1,168.52         79
                                       6.875          1,168.52      165,000.00
    FULLERTON        CA   92833          2            05/28/98         00
    0430859108                           05           07/01/98          0
    9999                                 O            06/01/13
    0


    1743151          H49/G02             F          180,000.00         ZZ
                                         180        178,358.92          1
    6817 OTIS STREET                   7.500          1,668.62         80
                                       7.250          1,668.62      225,000.00
    ARVADA           CO   80003          5            05/26/98         00
    0430906107                           05           07/01/98          0
    12397449                             O            06/01/13
    0


1


    1743751          927/G02             F           63,200.00         ZZ
                                         180         62,598.32          1
    1112 MAIN STREET                   7.000            568.06         80
                                       6.750            568.06       79,000.00
    CLARKDALE        AZ   86324          1            05/07/98         00
    0430848119                           05           07/01/98          0
    371518                               N            06/01/13
    0


    1743830          G51/G02             F          120,000.00         T
                                         180        119,272.89          1
    2020 SEDONA MORNING DRIVE          7.500          1,112.42         59
                                       7.250          1,112.42      205,000.00
    LAS VEGAS        NV   89128          1            06/04/98         00
    0430845982                           03           08/01/98          0
    1743830                              O            07/01/13
    0


    1743989          A59/G02             F           49,000.00         ZZ
                                         180         48,712.68          1
    ROUTE 1, BOX 103                   7.875            464.75         66
                                       7.625            464.75       74,500.00
    ASHBY            MN   56309          5            06/25/98         00
    0430886846                           05           08/01/98          0
    1473989                              O            07/01/13
    0


    1744064          F53/G02             F          248,000.00         ZZ
                                         180        244,909.86          1
    10132 LUBAO AVENUE                 7.250          2,263.90         80
                                       7.000          2,263.90      310,000.00
    LOS ANGELES      CA   91311          2            04/27/98         00
    0430858621                           05           06/01/98          0
    ASA0279JANG                          O            05/01/13
    0


    1744160          893/G02             F          108,500.00         ZZ
                                         180        107,498.10          1
    964 SHORELINE DRIVE                7.375            998.12         41
                                       7.125            998.12      265,000.00
    SAN MATEO        CA   94404          2            05/04/98         00
    0430848234                           01           07/01/98          0
    1980366                              N            06/01/13
    0


    1744162          209/G02             F           34,200.00         ZZ
                                         180         34,014.44          1
    1217 23RD STREET                   8.750            341.82         90
                                       8.500            341.82       38,000.00
1


    NEWPORT NEWS     VA   23607          1            06/23/98         10
    0430886994                           05           08/01/98         20
    981794916                            N            07/01/13
    0


    1744266          E22/G02             F          104,250.00         ZZ
                                         180        102,142.13          1
    3314 NORTHSIDE DRIVE               7.750            981.28         75
    UNIT #43                           7.500            981.28      139,000.00
    KEY WEST         FL   33040          1            05/06/98         00
    0410833982                           01           06/01/98          0
    410833982                            O            05/01/13
    0


    1744319          637/G02             F           50,000.00         ZZ
                                         180         49,703.60          1
    2185 BROADNAX MILL RD              7.750            470.64         16
                                       7.500            470.64      318,000.00
    LOGANSVILLE      GA   30052          5            06/08/98         00
    0430926972                           05           08/01/98          0
    0011991817                           O            07/01/13
    0


    1744790          F64/G02             F          232,000.00         ZZ
                                         180        228,177.44          1
    15308 JENNINGS LANE                6.625          2,036.95         80
                                       6.375          2,036.95      290,000.00
    BOWIE            MD   20772          1            03/02/98         00
    0430809954                           05           05/01/98          0
    1340                                 O            04/01/13
    0


    1744867          E45/G02             F           60,000.00         ZZ
                                         180         58,549.37          1
    1330 BRIAR CREEK ROAD              7.750            564.77         30
                                       7.500            564.77      200,000.00
    MADISON          GA   30650          2            12/29/97         00
    0430812172                           05           02/01/98          0
    70103                                O            01/01/13
    0


    1745081          B75/G02             F           72,000.00         ZZ
                                         180         70,122.33          1
    1911 NW 180 WAY                    7.875            682.88         50
                                       7.625            682.88      145,000.00
    PEMBROKE PINES   FL   33029          2            03/24/98         00
    0430862078                           03           05/01/98          0
    7595846                              O            04/01/13
    0
1




    1745504          638/G02             F          160,000.00         ZZ
                                         180        158,027.72          1
    24020 KINNARDS PT DRIVE            7.375          1,471.88         55
                                       7.125          1,471.88      295,000.00
    WORTON           MD   21678          5            04/17/98         00
    0430813246                           05           06/01/98          0
    8736996                              O            05/01/13
    0


    1745663          664/G02             F          124,800.00         ZZ
                                         180        123,278.12          1
    1551 SOUTHGATE AVENUE              7.500          1,156.92         80
    #341                               7.250          1,156.92      156,000.00
    DALY CITY        CA   94015          1            04/22/98         00
    0430818229                           01           06/01/98          0
    2423242                              N            05/01/13
    0


    1746042          637/G02             F           77,350.00         ZZ
                                         180         76,667.48          1
    9116 BERKSHIRE CIRCLE              7.875            733.63         70
                                       7.625            733.63      110,500.00
    CHATTANOOGA      TN   37421          3            06/02/98         00
    0430913871                           05           07/01/98          0
    0011992799                           N            06/01/13
    0


    1746047          637/G02             F           41,000.00         ZZ
                                         180         40,759.60          1
    1741 LOWER KINGS BRIDGE            7.875            388.87         46
                                       7.625            388.87       91,000.00
    DALTON           GA   30720          5            06/22/98         00
    0430922518                           05           08/01/98          0
    0011992781                           O            07/01/13
    0


    1746130          354/354             F           47,500.00         ZZ
                                         180         44,833.03          1
    5534 NORTH 22ND DRIVE              7.750            447.11         66
                                       7.500            447.11       73,000.00
    PHOENIX          AZ   85015          2            08/07/97         00
    25369448                             05           10/01/97          0
    25369448                             O            09/01/12
    0


    1746133          354/354             F           79,500.00         ZZ
                                         180         78,113.38          1
1


    14971 VISTA VIEW WAY               8.125            765.50         80
                                       7.875            765.50       99,482.00
    FORT MYERS       FL   33919          1            02/06/98         00
    25725243                             01           04/01/98          0
    25725243                             O            03/01/13
    0


    1746134          354/354             F          113,600.00         T
                                         180        110,507.41          1
    1661 SOUTHWEST 109TH TERRACE       7.875          1,077.44         80
                                       7.625          1,077.44      142,000.00
    DAVIE            FL   33324          1            12/01/97         00
    25730532                             09           01/01/98          0
    25730532                             O            12/01/12
    0


    1746137          354/354             F           67,500.00         T
                                         180         65,715.95          1
    403  BRANDYMILL BLVD               8.125            649.95         50
                                       7.875            649.95      137,500.00
    MYRTLE BEACH     SC   29575          1            12/02/97         00
    25754193                             03           01/01/98          0
    25754193                             O            12/01/12
    0


    1746138          354/354             F          133,900.00         T
                                         180         57,555.99          1
    867 TARTAN DRIVE                   8.250          1,299.02         80
                                       8.000          1,299.02      167,500.00
    VENICE           FL   34293          1            01/16/98         00
    25768565                             01           03/01/98          0
    25768565                             O            02/01/13
    0


    1746139          354/354             F          160,000.00         ZZ
                                         180        156,733.23          1
    15356 SOUTHWEST 54TH TERRACE       8.125          1,540.62         80
                                       7.875          1,540.62      200,000.00
    MIAMI            FL   33185          1            01/30/98         00
    25785411                             03           03/01/98          0
    25785411                             O            02/01/13
    0


    1746140          354/354             F           65,000.00         ZZ
                                         180         63,194.77          1
    64 STUART AVENUE                   7.500            602.56         39
                                       7.250            602.56      170,000.00
    AMITYVILLE       NY   11701          1            02/26/98         00
    25870437                             05           04/01/98          0
1


    25870437                             O            03/01/13
    0


    1746141          354/354             F          120,000.00         T
                                         180        117,952.04          1
    17700 NORTH BAY ROAD               8.375          1,172.92         73
    UNIT 307                           8.125          1,172.92      165,000.00
    MIAMI            FL   33160          1            02/06/98         00
    25905365                             06           04/01/98          0
    25905365                             O            03/01/13
    0


    1746142          354/354             F          137,000.00         ZZ
                                         180        134,478.32          1
    3274 SUNRISE TRAIL                 7.500          1,270.01         80
                                       7.250          1,270.01      172,000.00
    PORT CHARLOTTE   FL   33952          5            02/26/98         00
    25930538                             05           04/01/98          0
    25930538                             O            03/01/13
    0


    1746144          354/354             F           30,200.00         ZZ
                                         180         29,776.64          1
    7429 TARA LANE                     8.500            297.40         42
                                       8.250            297.40       72,000.00
    ROGERSVILLE      MO   65742          2            03/12/98         00
    25964883                             05           05/01/98          0
    25964883                             N            04/01/13
    0


    1746145          354/354             F           44,125.00         ZZ
                                         180         43,442.99          1
    4577 HWY 46 S                      7.375            405.92         75
                                       7.125            405.92       59,100.00
    SHERIDAN         AR   72150          5            03/06/98         00
    25985847                             05           05/01/98          0
    25985847                             O            04/01/13
    0


    1746153          354/354             F          109,200.00         T
                                         180         97,399.59          1
    3610 YACHT CLUB DRIVE              8.000          1,043.58         70
    UNIT #806                          7.750          1,043.58      156,000.00
    AVENTURA         FL   33180          1            03/13/98         00
    26076679                             06           05/01/98          0
    26076679                             O            04/01/13
    0


1


    1746155          354/354             F          127,900.00         ZZ
                                         180        125,901.84          1
    1406 QUINWOOD STREET               7.250          1,167.56         80
                                       7.000          1,167.56      160,000.00
    HYATTSVILLE      MD   20783          2            03/26/98         00
    26119743                             05           05/01/98          0
    26119743                             O            04/01/13
    0


    1746156          354/354             F           43,500.00         ZZ
                                         180         42,834.82          2
    212 JAY DRIVE                      7.500            403.26         67
                                       7.250            403.26       65,000.00
    NASHVILLE        TN   37210          2            03/10/98         00
    26135491                             05           05/01/98          0
    26135491                             O            04/01/13
    0


    1746157          354/354             F          135,600.00         ZZ
                                         180        133,548.77          1
    3615 GLEN HAVEN                    7.625          1,266.69         80
                                       7.375          1,266.69      169,500.00
    HOUSTON          TX   77025          1            03/31/98         00
    26185231                             05           05/01/98          0
    26185231                             O            04/01/13
    0


    1746539          B30/G02             F           59,000.00         ZZ
                                         180         58,669.01          1
    408 CHERRY ROAD                    8.375            576.69         84
                                       8.125            576.69       71,000.00
    WEST PALM BEACH  FL   33409          5            06/17/98         10
    0430893834                           05           08/01/98          6
    44019980177                          O            07/01/13
    0


    1746588          E22/G02             F           68,800.00         ZZ
                                         180         68,192.94          1
    550 SW 115 AVENUE                  7.875            652.53         80
    UNIT #B5                           7.625            652.53       86,000.00
    MIAMI            FL   33174          2            05/14/98         00
    0410832224                           01           07/01/98          0
    410832224                            O            06/01/13
    0


    1746618          E22/G02             F           44,000.00         ZZ
                                         180         43,022.29          1
    1250 WEST AVENUE #11H              8.250            426.86         80
                                       8.000            426.86       55,000.00
1


    MIAMI BEACH      FL   33139          1            05/08/98         00
    0410768949                           06           07/01/98          0
    410768949                            O            06/01/13
    0


    1746630          E73/G02             F          112,500.00         ZZ
                                         180        111,172.08          1
    124 MANOR AVENUE                   7.875          1,067.01         80
                                       7.625          1,067.01      141,000.00
    DOWNINGTOWN      PA   19335          2            04/01/98         00
    0430816942                           05           06/01/98          0
    8200020177                           O            05/01/13
    0


    1746657          E46/G02             F           84,000.00         ZZ
                                         180         83,767.82          2
    260 SW 20TH AVENUE                 8.500            827.18         70
                                       8.250            827.18      120,000.00
    FORT LAUDERDALE  FL   33312          5            07/13/98         00
    0430926071                           05           09/01/98          0
    30177                                N            08/01/13
    0


    1747309          E22/G02             F           34,400.00         ZZ
                                         180         34,106.30          1
    708-H BERING DRIVE                 8.250            333.73         80
                                       8.000            333.73       43,000.00
    HOUSTON          TX   77057          1            05/05/98         00
    0410770994                           01           07/01/98          0
    410770994                            O            06/01/13
    0


    1747310          E22/G02             F          104,000.00         ZZ
                                         180        103,097.48          1
    502 AMBER DRIVE                    8.125          1,001.40         78
                                       7.875          1,001.40      134,000.00
    MOUNT JULIET     TN   37122          5            05/06/98         00
    0410839286                           05           07/01/98          0
    410839286                            O            06/01/13
    0


    1747388          B75/G02             F           60,000.00         ZZ
                                         180         59,487.75          1
    761 LITTLE RIVER ROAD              8.250            582.08         50
                                       8.000            582.08      120,000.00
    GLIDE            OR   97443          5            05/07/98         00
    0430992545                           05           07/01/98          0
    7518889                              N            06/01/13
    0
1




    1747452          A93/G02             F          152,000.00         ZZ
                                         180        151,560.73          2
    29-16 FALCON AVENUE                8.000          1,452.60         80
                                       7.750          1,452.60      190,000.00
    FAR ROCKAWAY     NY   11691          1            07/20/98         00
    0430915413                           05           09/01/98          0
    04981954                             N            08/01/13
    0


    1747704          E22/G02             F           70,650.00         ZZ
                                         180         70,026.61          1
    523 E POLK                         7.875            670.08         90
                                       7.625            670.08       78,500.00
    RICHARDSON       TX   75081          1            05/07/98         04
    0410788483                           05           07/01/98         25
    410788483                            N            06/01/13
    0


    1747862          E26/G02             F           46,600.00         ZZ
                                         180         46,055.91          1
    644 CARMEL AVENUE                  8.000            445.34         63
                                       7.750            445.34       75,000.00
    MADISON          TN   37115          2            04/13/98         00
    0430816421                           05           06/01/98          0
    33800334                             O            05/01/13
    0


    1748437          H22/G02             F          152,000.00         ZZ
                                         180        151,540.94          1
    50-24 214TH STREET                 7.500          1,409.06         55
                                       7.250          1,409.06      280,000.00
    BAYSIDE          NY   11364          2            07/13/98         00
    0430913228                           05           09/01/98          0
    9805006                              O            08/01/13
    0


    1748636          A80/G02             F           68,530.00         ZZ
                                         180         67,729.88          1
    8175 NW 8 STREET #A2               8.000            654.91         73
                                       7.750            654.91       93,900.00
    MIAMI            FL   33126          1            04/29/98         00
    0430813626                           01           06/01/98          0
    51140                                O            05/01/13
    0


    1748642          561/561             F          138,700.00         ZZ
                                         180        137,044.93          1
1


    2613 LONG MEADOW DRIVE             7.750          1,305.55         95
                                       7.500          1,305.55      146,000.00
    ABINGTON         MD   21009          2            04/27/98         10
    9343997                              03           06/01/98         25
    0000                                 O            05/01/13
    0


    1748663          227/G02             F           50,000.00         ZZ
                                         180         49,534.12          2
    3253 BERWYN PLACE                  7.250            456.44         59
                                       7.000            456.44       85,000.00
    CINCINNATI       OH   45209          5            05/14/98         00
    0430823807                           05           07/01/98          0
    1759468                              N            06/01/13
    0


    1748778          560/560             F           33,500.00         ZZ
                                         180         33,055.54          1
    910 MONTERO ROAD                   7.000            301.11         89
                                       6.750            301.11       38,000.00
    EL PASO          TX   79907          2            04/17/98         04
    490229002                            05           06/01/98         20
    490229002                            N            05/01/13
    0


    1748782          560/560             F           33,000.00         ZZ
                                         180         32,588.80          1
    233 FLOOD RD                       7.250            301.25         35
                                       7.000            301.25       95,000.00
    AUBURN           CA   95603          5            04/08/98         00
    492286703                            05           06/01/98          0
    492286703                            N            05/01/13
    0


    1748784          560/560             F           63,000.00         ZZ
                                         180         62,248.21          1
    135 ORLANDO STREET                 7.750            593.01         90
                                       7.500            593.01       70,000.00
    EDISON           NJ   08817          2            04/06/98         21
    492660006                            01           06/01/98         20
    492660006                            N            05/01/13
    0


    1748787          560/560             F           68,250.00         ZZ
                                         180         67,228.65          1
    278  W SHARON                      7.750            642.43         70
                                       7.500            642.43       97,500.00
    GLENDALE         OH   45246          2            04/08/98         00
    493157002                            05           05/01/98          0
1


    493157002                            N            04/01/13
    0


    1748789          560/560             F          144,500.00         ZZ
                                         180        143,100.48          1
    64 TRESTLE LANE                    6.875          1,288.73         85
                                       6.625          1,288.73      170,000.00
    THOMASTON        CT   06787          5            05/04/98         21
    493289904                            05           07/01/98          6
    493289904                            O            06/01/13
    0


    1748790          560/560             F           34,200.00         ZZ
                                         180         33,782.94          1
    1616 ROSENEATH STREET              7.500            317.04         90
                                       7.250            317.04       38,000.00
    LANSING          MI   48906          1            04/17/98         21
    493394100                            05           06/01/98         20
    493394100                            N            05/01/13
    0


    1748791          560/560             F           80,550.00         ZZ
                                         180         79,554.57          1
    311 S MOLALLA AVE                  7.625            752.45         90
                                       7.375            752.45       89,500.00
    MOLALLA          OR   97038          1            04/21/98         04
    493629802                            05           06/01/98         20
    493629802                            N            05/01/13
    0


    1748792          560/560             F           42,000.00         T
                                         180         41,498.81          1
    7800 DUNE DRIVE 112                7.750            395.34         75
                                       7.500            395.34       56,000.00
    AVALON           NJ   08202          1            04/08/98         00
    493647200                            01           06/01/98          0
    493647200                            O            05/01/13
    0


    1748796          560/560             F           43,350.00         ZZ
                                         180         42,817.16          1
    1718 4TH AVE                       7.625            404.95         85
                                       7.375            404.95       51,200.00
    ALTOONA          PA   16602          5            04/23/98         21
    494067606                            05           06/01/98         60
    494067606                            O            05/01/13
    0


1


    1748797          560/560             F           67,900.00         ZZ
                                         180         67,280.92          1
    636 DUSSEL DRIVE                   7.500            629.45         70
                                       7.250            629.45       97,000.00
    MAUMEE           OH   43537          5            05/11/98         00
    494382203                            05           07/01/98          0
    494382203                            N            06/01/13
    0


    1748798          560/560             F           70,000.00         ZZ
                                         180         69,361.80          1
    1323 RICHLAND                      7.500            648.91         70
                                       7.250            648.91      100,000.00
    MAUMEE           OH   43537          5            05/11/98         00
    494383003                            05           07/01/98          0
    494383003                            N            06/01/13
    0


    1748799          560/560             F           52,400.00         ZZ
                                         180         51,922.25          1
    3634 DRUMMOND ROAD                 7.500            485.76         69
                                       7.250            485.76       76,000.00
    TOLEDO           OH   43613          5            05/11/98         00
    494385503                            05           07/01/98          0
    494385503                            N            06/01/13
    0


    1748801          560/560             F          150,000.00         T
                                         180        148,602.44          1
    1881 LIONSRIDGE LOOP 1             7.250          1,369.30         39
                                       7.000          1,369.30      385,000.00
    VAIL             CO   81657          1            05/01/98         00
    494542905                            03           07/01/98          0
    494542905                            O            06/01/13
    0


    1748802          560/560             F           60,000.00         ZZ
                                         180         59,446.98          4
    974 CHERYL DRIVE                   7.375            551.96         47
                                       7.125            551.96      128,000.00
    BURKBURNETT      TX   76354          1            05/08/98         00
    494598501                            05           07/01/98          0
    494598501                            N            06/01/13
    0


    1748803          560/560             F          120,362.00         ZZ
                                         180        119,231.51          4
    125 SPRUCEWOOD ROAD                7.750          1,132.94         90
                                       7.500          1,132.94      133,735.00
1


    KENAI            AK   99611          1            05/12/98         04
    494682503                            05           07/01/98         20
    494682503                            N            06/01/13
    0


    1748804          560/560             F           56,000.00         ZZ
                                         180         55,500.43          2
    1412 & 1414 ARDEE AVENUE           7.750            527.12         70
                                       7.500            527.12       80,000.00
    NASHVILLE        TN   37216          2            05/11/98         00
    494818909                            05           07/01/98          0
    494818909                            N            06/01/13
    0


    1748805          560/560             F           31,500.00         T
                                         180         31,215.35          1
    3049 KENNETH LANE                  7.625            294.26         75
                                       7.375            294.26       42,000.00
    LAKE HAVASU CIT  AZ   86404          2            05/14/98         00
    495224404                            27           07/01/98          0
    495224404                            O            06/01/13
    0


    1749167          664/G02             F          213,000.00         ZZ
                                         180        211,099.89          1
    4007 SAN LUIS STREET               7.750          2,004.92         80
                                       7.500          2,004.92      267,000.00
    NEWBURY PARK     CA   91320          2            05/07/98         00
    0430826354                           03           07/01/98          0
    2566545                              O            06/01/13
    0


    1749254          A38/G02             F          121,500.00         ZZ
                                         180        120,731.10          1
    13814 ROSEBRANCH COURT             7.000          1,092.08         90
                                       6.750          1,092.08      135,000.00
    HOUSTON          TX   77059          1            06/05/98         19
    0430886531                           03           08/01/98         25
    2420190                              O            07/01/13
    0


    1749309          G31/G02             F          100,000.00         ZZ
                                         180         99,707.80          1
    26 PARK BOULEVARD                  7.875            948.45         45
                                       7.625            948.45      225,000.00
    MASSAPEQUA       NY   11758          5            07/15/98         00
    0430928234                           05           09/01/98          0
    0000                                 O            08/01/13
    0
1




    1749329          E22/G02             F           43,000.00         ZZ
                                         180         42,624.72          1
    3 LAKELAND DRIVE                   8.000            410.93         14
                                       7.750            410.93      330,000.00
    HOPATCONG        NJ   07843          5            05/11/98         00
    0410816623                           05           07/01/98          0
    410816623                            O            06/01/13
    0


    1749344          E22/G02             F           88,000.00         ZZ
                                         180         87,206.40          1
    164 ITHACA STREET                  7.625            822.03         80
                                       7.375            822.03      110,000.00
    COLORADO SPRING  CO   80911          5            05/13/98         00
    0410797757                           05           07/01/98          0
    410797757                            O            06/01/13
    0


    1749798          L55/G02             F          153,750.00         ZZ
                                         180        152,818.40          1
    1301 S STREET                      7.500          1,425.29         75
                                       7.250          1,425.29      205,000.00
    N VALLEY STREAM  NY   11580          1            06/12/98         00
    0430864355                           05           08/01/98          0
    4899                                 O            07/01/13
    0


    1749888          E82/G02             F          170,000.00         ZZ
                                         180        165,451.00          1
    190 LONGHILL ROAD                  7.625          1,588.02         63
                                       7.375          1,588.02      272,500.00
    LITTLE FALLS     NJ   07424          1            05/29/98         00
    0400123188                           05           07/01/98          0
    400123188                            O            06/01/13
    0


    1749913          664/G02             F           66,500.00         ZZ
                                         180         65,732.00          1
    4640 SHEPPARD DRIVE                8.125            640.32         70
                                       7.875            640.32       96,000.00
    LAS VEGAS        NV   89122          5            04/27/98         00
    0430862797                           05           06/01/98          0
    2423929                              N            05/01/13
    0


    1749928          G15/G02             F          142,000.00         ZZ
                                         180        142,000.00          1
1


    11 RED ROCK ROAD                   6.875          1,266.44         80
                                       6.625          1,266.44      178,000.00
    BRANFORD         CT   06405          2            08/05/98         00
    0430997239                           05           10/01/98          0
    40020990                             O            09/01/13
    0


    1749951          E46/G02             F          115,000.00         ZZ
                                         180        114,310.78          1
    31 N CHRISTOPHER COLUMBUS BLVD     7.625          1,074.25         70
                                       7.375          1,074.25      165,000.00
    PHILADELPHIA     PA   19106          1            06/11/98         00
    0430854117                           01           08/01/98          0
    29981                                O            07/01/13
    0


    1749986          180/G02             F           46,500.00         ZZ
                                         180         46,181.46          1
    563 W WILLOW COURT                 8.375            454.50         64
                                       8.125            454.50       73,000.00
    CLIFTON          CO   81520          5            07/08/98         00
    0430963132                           09           09/01/98          0
    0012861811                           N            08/01/13
    0


    1750004          E22/G02             F           40,950.00         ZZ
                                         180         40,615.54          2
    735 SMITH AVE. S.                  8.750            409.27         90
                                       8.500            409.27       45,500.00
    SAINT PAUL       MN   55107          1            05/07/98         10
    0410854574                           05           07/01/98         25
    410854574                            N            06/01/13
    0


    1750010          180/G02             F           45,500.00         ZZ
                                         180         45,372.82          1
    569 WEST WILLOW COURT              8.375            444.73         63
                                       8.125            444.73       73,000.00
    CLIFTON          CO   81520          5            07/07/98         00
    0430963181                           09           09/01/98          0
    0012861829                           N            08/01/13
    0


    1750044          G92/G02             F          110,000.00         ZZ
                                         180        108,941.47          1
    603 SAPPHIRE STREET                6.875            981.04         32
                                       6.625            981.04      345,000.00
    REDWOOD CITY     CA   94061          5            05/12/98         00
    0430837849                           05           07/01/98          0
1


    275534                               O            06/01/13
    0


    1750056          E22/G02             F           84,000.00         ZZ
                                         180         83,298.52          4
    6314/16/18/20 S. CALHOUN           8.500            827.18         75
                                       8.250            827.18      112,000.00
    FORT WAYNE       IN   46807          2            05/13/98         00
    0410846497                           05           07/01/98          0
    410846497                            N            06/01/13
    0


    1750202          F96/G02             F          100,000.00         T
                                         180         99,155.60          1
    425 WOODVIEW CIRCLE                8.375            977.43         62
                                       8.125            977.43      163,000.00
    PALM BEACH GARD  FL   33418          5            05/27/98         00
    0430820720                           03           07/01/98          0
    2780                                 O            06/01/13
    0


    1750251          001/G02             F           48,000.00         ZZ
                                         180         47,709.17          1
    172 BOSTON STREET                  7.500            444.96         54
                                       7.250            444.96       90,000.00
    COVENTRY         RI   02816          5            06/29/98         00
    0430912345                           05           08/01/98          0
    1525429                              N            07/01/13
    0


    1750275          896/G02             F           68,600.00         ZZ
                                         180         68,210.88          1
    4078 OLD PETERSBURG ROAD           8.250            665.52         70
                                       8.000            665.52       98,000.00
    MARTINEZ         GA   30907          5            07/01/98         00
    0430911313                           05           08/01/98          0
    980295                               N            07/01/13
    0


    1750347          757/G02             F          140,000.00         ZZ
                                         120        137,559.26          1
    605 LEONIDAS COURT                 7.000          1,625.52         74
                                       6.750          1,625.52      191,000.00
    RELEIGH          NC   27604          2            05/28/98         00
    0430826628                           05           07/01/98          0
    3220589                              N            06/01/08
    0


1


    1750369          129/G02             F           80,500.00         ZZ
                                         180         80,277.49          3
    202 S MICHIGAN                     8.500            792.72         70
                                       8.250            792.72      115,000.00
    VICKSBURG        MI   49097          5            07/20/98         00
    0430971283                           05           09/01/98          0
    3500177435                           N            08/01/13
    0


    1750394          H46/G02             F           80,000.00         ZZ
                                         180         79,324.48          1
    4027 EAST "C" STREET               8.375            781.94         80
                                       8.125            781.94      100,000.00
    TACOMA           WA   98404          5            05/21/98         00
    0430826305                           05           07/01/98          0
    981452                               O            06/01/13
    0


    1750619          G97/G02             F          196,000.00         ZZ
                                         180        194,289.41          1
    570 BRANDYWINE DRIVE               8.000          1,873.08         77
                                       7.750          1,873.08      255,000.00
    COLORADO SPRING  CO   80906          2            05/20/98         00
    0430837567                           05           07/01/98          0
    13870                                O            06/01/13
    0


    1750829          E22/G02             F           69,500.00         ZZ
                                         180         68,893.43          1
    528 HIGHLAND BLVD                  8.000            664.18         65
                                       7.750            664.18      107,000.00
    RICHARDSON       TX   75081          1            05/14/98         00
    0410861397                           05           07/01/98          0
    410861397                            O            06/01/13
    0


    1750874          134/G02             F          140,000.00         ZZ
                                         180        138,723.60          1
    9405 PORTER MOUNTAIN ROAD          7.500          1,297.82         52
                                       7.250          1,297.82      270,000.00
    LAKESIDE         AZ   85929          5            05/06/98         00
    0430825679                           05           07/01/98          0
    59312293                             O            06/01/13
    0


    1750877          E22/G02             F           55,000.00         ZZ
                                         180         54,493.08          1
    2232 LINCOLN COUNTY ROAD           7.375            505.96         29
                                       7.125            505.96      195,000.00
1


    THAYNE           WY   83127          5            05/13/98         00
    0410855241                           05           07/01/98          0
    410855241                            O            06/01/13
    0


    1750965          B75/G02             F           81,000.00         ZZ
                                         180         80,308.47          2
    7273 A AND B ASHTON COURT          8.250            785.81         86
                                       8.000            785.81       94,500.00
    DOUGLASVILLE     GA   30134          2            05/18/98         04
    0430851675                           05           07/01/98         25
    7592405                              N            06/01/13
    0


    1751020          800/G02             F          168,000.00         ZZ
                                         180        167,509.10          2
    20 DEXTER STREET                   7.875          1,593.40         75
                                       7.625          1,593.40      225,000.00
    WALTHAM          MA   02154          2            06/30/98         00
    0430895318                           05           09/01/98          0
    980921                               O            08/01/13
    0


    1751071          637/G02             F           42,000.00         ZZ
                                         180         41,514.95          1
    1007 BRADLEY CIRCLE                8.125            404.41         73
                                       7.875            404.41       58,000.00
    LYNN HAVEN       FL   32444          5            04/15/98         00
    0430855213                           05           06/01/98          0
    8932899                              O            05/01/13
    0


    1751199          025/025             F           55,000.00         ZZ
                                         180         54,168.04          1
    834 SW 16 STREET                   7.625            513.77         48
                                       7.375            513.77      115,000.00
    FORT LAUDERDALE  FL   33315          1            03/31/98         00
    382265                               05           05/01/98          0
    382265                               O            04/01/13
    0


    1751208          025/025             F           51,950.00         ZZ
                                         180         51,330.11          1
    10220 MARTINIQUE DRIVE             7.750            488.99         65
                                       7.500            488.99       80,000.00
    MIAMI            FL   33189          5            04/02/98         00
    382952                               05           06/01/98          0
    382952                               O            05/01/13
    0
1




    1751224          025/025             F           58,000.00         ZZ
                                         180         57,307.90          1
    2641 SANDTOWN ROAD                 7.750            545.94         68
                                       7.500            545.94       86,500.00
    MARIETTA         GA   30060          5            04/16/98         00
    388782                               05           06/01/98          0
    388782                               O            05/01/13
    0


    1751226          025/025             F          155,000.00         ZZ
                                         180        152,997.05          1
    6901 SW 120 STREET                 7.250          1,414.94         54
                                       7.000          1,414.94      290,000.00
    MIAMI            FL   33156          2            04/07/98         00
    382596                               05           06/01/98          0
    382596                               O            05/01/13
    0


    1751231          025/025             F           45,750.00         ZZ
                                         180         45,057.97          1
    865 NW 81 TERRACE                  7.625            427.36         58
                                       7.375            427.36       79,000.00
    PLANTATION       FL   33324          2            03/24/98         00
    382409                               01           05/01/98          0
    382409                               N            04/01/13
    0


    1751281          025/025             F          110,000.00         ZZ
                                         180        108,336.07          1
    1057 MINNESOTA AVENUE              7.625          1,027.54         65
                                       7.375          1,027.54      170,000.00
    WINTER PARK      FL   32789          5            03/20/98         00
    351023                               05           05/01/98          0
    351023                               O            04/01/13
    0


    1751284          025/025             F           71,350.00         ZZ
                                         180         63,008.16          1
    17 CACTUS DRIVE                    7.375            656.37         46
                                       7.125            656.37      158,000.00
    BIG COPPIT KEY   FL   33040          5            04/03/98         00
    456102                               01           06/01/98          0
    456102                               N            05/01/13
    0


    1751294          025/025             F          120,000.00         ZZ
                                         180        118,552.43          1
1


    4619 BRUNNING COURT                7.625          1,120.96         72
                                       7.375          1,120.96      167,910.00
    DUNWOODY         GA   30338          1            04/03/98         00
    388627                               05           06/01/98          0
    388627                               N            05/01/13
    0


    1751302          025/025             F           65,000.00         ZZ
                                         180         63,783.35          1
    378 ANGELO LANE                    7.250            593.36         56
                                       7.000            593.36      118,000.00
    COCOA BEACH      FL   32931          1            04/01/98         00
    116559                               05           05/01/98          0
    116559                               O            04/01/13
    0


    1751306          025/025             F           58,400.00         ZZ
                                         180         57,695.53          2
    150-152 NORWOOD CT                 7.625            545.53         80
                                       7.375            545.53       73,500.00
    ATHENS           GA   30606          1            04/16/98         00
    467940                               05           06/01/98          0
    467940                               N            05/01/13
    0


    1751323          025/025             F           76,800.00         ZZ
                                         180         74,504.83          3
    627 WEST PINE STREET               8.000            733.94         80
                                       7.750            733.94       96,000.00
    LANTANA          FL   33462          2            10/27/97         00
    493463                               05           12/01/97          0
    493463                               N            11/01/12
    0


    1751329          025/025             F           61,600.00         ZZ
                                         180         60,856.95          2
    120-122 NORWOOD CT                 7.625            575.42         80
                                       7.375            575.42       77,000.00
    ATHENS           GA   30606          1            04/08/98         00
    467938                               05           06/01/98          0
    467938                               N            05/01/13
    0


    1751334          E22/G02             F          204,750.00         ZZ
                                         180        202,923.51          1
    3214 FLINTMONT DRIVE               7.750          1,927.26         75
                                       7.500          1,927.26      273,000.00
    SAN JOSE         CA   95148          5            05/17/98         00
    0410875546                           05           07/01/98          0
1


    410875546                            O            06/01/13
    0


    1751340          025/025             F           80,000.00         ZZ
                                         180         79,003.18          1
    602 EAST COLLEGE AVENUE            7.250            730.29         70
                                       7.000            730.29      114,500.00
    TALLAHASSEE      FL   32301          5            04/17/98         00
    341486                               05           06/01/98          0
    341486                               N            05/01/13
    0


    1751346          025/025             F          150,400.00         ZZ
                                         180        148,377.23          4
    1202 1204 1206 1208 VILLA WOOD     7.875          1,426.47         80
                                       7.625          1,426.47      188,000.00
    GULF BREEZE      FL   32561          1            04/17/98         00
    295873                               05           06/01/98          0
    295873                               N            05/01/13
    0


    1751381          229/G02             F           53,840.00         ZZ
                                         180         53,520.83          2
    2527 AND 2529 WOODSEDGE ROAD       7.750            506.79         80
                                       7.500            506.79       67,300.00
    COLUMBUS         OH   43224          1            06/18/98         00
    0430926717                           05           08/01/98          0
    16038820                             O            07/01/13
    0


    1751522          950/G02             F           74,400.00         ZZ
                                         180         73,691.69          1
    1211 SOUTH 69TH AVENUE             7.000            668.73         80
                                       6.750            668.73       93,000.00
    YAKIMA           WA   98908          3            05/05/98         00
    0430838383                           05           07/01/98          0
    W04980159                            N            06/01/13
    0


    1751527          757/G02             F           85,500.00         ZZ
                                         180         84,711.96          4
    150 CARMAIN COURT                  7.375            786.54         74
                                       7.125            786.54      117,000.00
    INMAN            SC   29349          2            05/27/98         00
    0430827014                           05           07/01/98          0
    3507209                              N            06/01/13
    0


1


    1751583          E22/G02             F           60,000.00         ZZ
                                         180         59,482.07          2
    519 ASBURY AVE                     8.125            577.73         53
                                       7.875            577.73      115,000.00
    ASBURY PARK      NJ   07712          5            05/21/98         00
    0410851497                           05           07/01/98          0
    410851497                            N            06/01/13
    0


    1751586          E22/G02             F           60,800.00         ZZ
                                         180         60,208.75          1
    290 PARADISE BLVD                  8.000            581.04         80
    UNIT #24                           7.750            581.04       76,000.00
    INDIALANTIC      FL   32903          1            05/15/98         00
    0410861751                           09           07/01/98          0
    410861751                            O            06/01/13
    0


    1751598          E22/G02             F          176,000.00         ZZ
                                         180        174,342.42          1
    6840 S.W. 20TH STREET              7.125          1,594.26         74
                                       6.875          1,594.26      240,000.00
    PLANTATION       FL   33317          5            05/14/98         00
    0410867436                           05           07/01/98          0
    410867436                            O            06/01/13
    0


    1751665          G32/G02             F           46,250.00         ZZ
                                         180         45,850.78          1
    2700 LIGHT ROAD                    8.125            445.33         90
    UNIT #208                          7.875            445.33       51,389.00
    OSWEGO           IL   60543          1            05/27/98         04
    0430918169                           01           07/01/98         25
    1003344                              N            06/01/13
    0


    1751722          E22/G02             F          270,000.00         ZZ
                                         180        266,405.05          1
    12800 385TH AVENUE                 7.375          2,483.79         70
                                       7.125          2,483.79      385,800.00
    WASECA           MN   56093          2            05/15/98         00
    0410853832                           05           07/01/98          0
    410853832                            O            06/01/13
    0


    1751728          624/G02             F          243,000.00         ZZ
                                         180        240,784.54          4
    519 SOUTH 500 EAST                 7.500          2,252.64         75
                                       7.250          2,252.64      324,000.00
1


    PROVO            UT   84606          5            05/15/98         00
    0430839340                           05           07/01/98          0
    13332030                             N            06/01/13
    0


    1751751          883/G02             F           50,400.00         ZZ
                                         180         50,104.49          1
    29 CEDAR TRACE                     7.875            478.02         80
                                       7.625            478.02       63,000.00
    OCALA            FL   34472          1            06/19/98         00
    0430881284                           05           08/01/98          0
    50000258                             N            07/01/13
    0


    1751803          F60/G02             F           47,200.00         ZZ
                                         180         46,801.44          1
    300 PLANTATION DRIVE               8.375            461.35         80
                                       8.125            461.35       59,000.00
    CHALMETTE        LA   70043          1            05/29/98         00
    0430837153                           05           07/01/98          0
    443689                               N            06/01/13
    0


    1751868          A22/G02             F          112,000.00         ZZ
                                         180        111,654.26          1
    25 HALSTON LANE                    7.250          1,022.41         80
                                       7.000          1,022.41      140,000.00
    CORAM            NY   11727          2            07/15/98         00
    0430910836                           05           09/01/98          0
    98156                                O            08/01/13
    0


    1751921          757/G02             F           52,750.00         ZZ
                                         180         52,263.82          1
    114 & 116 PISGAH DRIVE             7.375            485.26         46
                                       7.125            485.26      117,000.00
    SPARTANBURG      SC   29303          2            05/27/98         00
    0430873075                           05           07/01/98          0
    3507217                              N            06/01/13
    0


    1751922          757/G02             F           53,500.00         ZZ
                                         180         53,006.91          1
    307 WOODSONG DRIVE                 7.375            492.16         57
                                       7.125            492.16       94,500.00
    INMAN            SC   29349          2            05/27/98         00
    0430873042                           05           07/01/98          0
    3507225                              N            06/01/13
    0
1




    1751966          E22/G02             F          253,000.00         ZZ
                                         180        250,742.84          1
    3204 W. LAKE SAMMAMISH PARKWAY     7.750          2,381.43         30
    SE                                 7.500          2,381.43      850,000.00
    BELLEVUE         WA   98008          5            05/18/98         00
    0410876668                           05           07/01/98          0
    410876668                            O            06/01/13
    0


    1752000          E22/G02             F          122,000.00         ZZ
                                         180        120,899.74          1
    521 VICKI PLACE                    7.625          1,139.64         76
                                       7.375          1,139.64      162,000.00
    ESCONDIDO        CA   92026          2            05/24/98         00
    0410835896                           05           07/01/98          0
    410835896                            O            06/01/13
    0


    1752144          H04/G02             F           33,750.00         ZZ
                                         180         33,552.12          1
    820 HOUMAS STREET                  7.875            320.10         75
                                       7.625            320.10       45,000.00
    DONALDSONVILLE   LA   70346          5            06/12/98         00
    0430894584                           05           08/01/98          0
    316314                               O            07/01/13
    0


    1752210          561/561             F          175,200.00         ZZ
                                         180        172,606.48          3
    356 COOK AVENUE                    7.875          1,661.69         80
                                       7.625          1,661.69      219,000.00
    SCOTCH PLAINS    NJ   07076          1            03/27/98         00
    9237819                              05           05/01/98          0
    0009237819                           O            04/01/13
    0


    1752364          E22/G02             F           33,750.00         ZZ
                                         180         33,448.93          1
    4505 RYAN STREET                   7.750            317.68         75
                                       7.500            317.68       45,000.00
    DURHAM           NC   27704          1            05/18/98         00
    0410860522                           05           07/01/98          0
    410860522                            N            06/01/13
    0


    1752368          E22/G02             F           45,000.00         ZZ
                                         180         44,598.58          1
1


    114 WEST LAVENDER STREET           7.750            423.57         75
                                       7.500            423.57       60,000.00
    DURHAM           NC   27704          1            05/18/98         00
    0410860209                           05           07/01/98          0
    410860209                            N            06/01/13
    0


    1752369          E22/G02             F           45,000.00         ZZ
                                         180         44,598.58          1
    302 GRESHAM STREET                 7.750            423.57         75
                                       7.500            423.57       60,000.00
    DURHAM           NC   27704          1            05/18/98         00
    0410860704                           05           07/01/98          0
    410860704                            N            06/01/13
    0


    1752370          E22/G02             F           33,750.00         ZZ
                                         180         33,448.93          1
    105 EAST CLUB BOULEVARD            7.750            317.68         75
                                       7.500            317.68       45,000.00
    DURHAM           NC   27704          1            05/18/98         00
    0410860803                           05           07/01/98          0
    410860803                            N            06/01/13
    0


    1752397          E22/G02             F           91,800.00         ZZ
                                         180         91,058.52          3
    419 N BROADWAY ST                  8.875            924.28         90
                                       8.625            924.28      102,000.00
    LANTANA          FL   33462          1            05/14/98         04
    0410861892                           05           07/01/98         25
    410861892                            N            06/01/13
    0


    1752403          E22/G02             F           45,500.00         ZZ
                                         180         45,115.79          1
    403 BROOKVIEW CIRCLE               8.375            444.73         70
                                       8.125            444.73       65,000.00
    HOWELL           NJ   07731          1            05/20/98         00
    0410805568                           01           07/01/98          0
    410805568                            N            06/01/13
    0


    1752463          E22/G02             F           87,200.00         ZZ
                                         180         86,413.59          1
    1016 RAINTREE DRIVE                7.625            814.56         80
                                       7.375            814.56      109,000.00
    PALM BEACH GARD  FL   33410          1            05/15/98         00
    0410867030                           09           07/01/98          0
1


    410867030                            O            06/01/13
    0


    1752481          E22/G02             F           62,900.00         ZZ
                                         180         62,326.54          1
    5601 EDGEWATER CIRCLE              7.500            583.09         58
                                       7.250            583.09      110,000.00
    ROWLETT          TX   75088          2            05/18/98         00
    0410854939                           05           07/01/98          0
    410854939                            O            06/01/13
    0


    1752519          G08/G02             F           50,000.00         ZZ
                                         180         49,299.13          1
    4504 BELMONT PARK TERRACE          8.500            492.37         28
                                       8.250            492.37      185,000.00
    NASHVILLE        TN   37215          5            03/26/98         00
    0430843284                           05           05/01/98          0
    6520506                              O            04/01/13
    0


    1752532          G08/G02             F           58,500.00         ZZ
                                         180         57,679.93          2
    5082/5084 YACHT HARBOR CR          8.500            576.08         86
                                       8.250            576.08       68,500.00
    PENSACOLA        FL   32514          2            03/11/98         04
    0430842039                           05           05/01/98         25
    5052493                              N            04/01/13
    0


    1752542          G97/G02             F          100,000.00         ZZ
                                         180         99,164.89          2
    512-514 BENJAMIN ST                8.500            984.74         56
                                       8.250            984.74      180,000.00
    ANN ARBOR        MI   48104          5            06/05/98         00
    0430893958                           05           07/01/98          0
    14429                                N            06/01/13
    0


    1752546          G97/G02             F           85,000.00         ZZ
                                         180         84,266.27          1
    411 HILL STREET                    8.125            818.45         52
                                       7.875            818.45      165,000.00
    ANN ARBOR        MI   48104          2            06/05/98         00
    0430890780                           05           07/01/98          0
    14427                                N            06/01/13
    0


1


    1752554          G97/G02             F           97,000.00         ZZ
                                         180         96,162.66          1
    727 S DIVISION                     8.125            934.00         60
                                       7.875            934.00      164,000.00
    ANN ARBOR        MI   48104          2            06/05/98         00
    0430893214                           05           07/01/98          0
    144282                               N            06/01/13
    0


    1752559          G97/G02             F          114,000.00         ZZ
                                         180        113,015.92          1
    725 S DIVISION                     8.125          1,097.69         68
                                       7.875          1,097.69      170,000.00
    ANN ARBOR        MI   48104          2            06/05/98         00
    0430890764                           05           07/01/98          0
    14435                                N            06/01/13
    0


    1752581          A38/G02             F           50,400.00         ZZ
                                         180         50,084.49          1
    6807 FAIRLANE DRIVE                7.125            456.54         90
                                       6.875            456.54       56,000.00
    KONSAS CITY      MO   64134          1            06/03/98         11
    0430879726                           03           08/01/98         20
    4620742                              N            07/01/13
    0


    1752596          229/G02             F           42,750.00         T
                                         180         42,159.77          1
    3313 N 68TH ST #149                8.500            420.98         90
                                       8.250            420.98       47,500.00
    SCOTTSDALE       AZ   85251          1            06/12/98         10
    0430991919                           01           08/01/98         25
    16041972                             O            07/01/13
    0


    1752627          144/144             F          220,000.00         ZZ
                                         180        217,860.11          1
    20 FARM ROAD                       6.750          1,946.80         50
                                       6.500          1,946.80      447,000.00
    SHERMAN          CT   06784          1            06/01/98         00
    0000                                 05           07/01/98          0
    0000                                 O            06/01/13
    0


    1752667          B75/G02             F           85,000.00         ZZ
                                         180         84,282.27          4
    4622 RIDGE DRIVE                   8.375            830.81         78
    BLDG B                             8.125            830.81      110,000.00
1


    PINE LAKE        GA   30072          2            05/04/98         00
    0430910109                           05           07/01/98          0
    7699218                              N            06/01/13
    0


    1752668          292/G02             F           70,000.00         ZZ
                                         180         69,347.83          1
    100 COUNTRY WOOD DRIVE             7.250            639.00         48
                                       7.000            639.00      147,000.00
    QUITMAN          AR   72131          2            05/15/98         00
    0430844134                           05           07/01/98          0
    1302825                              O            06/01/13
    0


    1752669          B75/G02             F           85,000.00         ZZ
                                         180         84,282.27          4
    658 SPRUCE DRIVE                   8.375            830.81         78
    BLDG C                             8.125            830.81      110,000.00
    PINE LAKE        GA   30072          2            05/04/98         00
    0430843847                           05           07/01/98          0
    7699192                              N            06/01/13
    0


    1752680          F34/G02             F          114,300.00         T
                                         180        112,427.67          1
    15887 NW 16TH STREET               8.500          1,125.56         80
                                       8.250          1,125.56      142,894.00
    PEMBROKE PINES   FL   33028          1            05/28/98         00
    0430845479                           03           07/01/98          0
    9800353                              O            06/01/13
    0


    1752825          E22/G02             F          110,000.00         T
                                         180        108,553.98          1
    2337 WYATT EARP WAY                8.250          1,067.15         44
                                       8.000          1,067.15      250,000.00
    PARK CITY        UT   84060          5            05/22/98         00
    0410873129                           05           07/01/98          0
    410873129                            O            06/01/13
    0


    1752840          E22/G02             F          103,000.00         ZZ
                                         180        101,807.10          1
    2904 MARICOPA AVENUE               6.875            918.61         80
                                       6.625            918.61      129,000.00
    RICHMOND         CA   94804          2            05/15/98         00
    0410862288                           05           07/01/98          0
    410862288                            O            06/01/13
    0
1




    1752857          E22/G02             F          100,800.00         ZZ
                                         180         99,910.57          1
    280 SUGAR MAPLE COURT              7.875            956.04         80
                                       7.625            956.04      126,000.00
    HOWELL           NJ   07731          5            05/20/98         00
    0410805584                           09           07/01/98          0
    410805584                            O            06/01/13
    0


    1753001          637/G02             F          102,800.00         ZZ
                                         180        101,573.29          1
    12118 WESTMERE DRIVE               7.750            967.64         80
                                       7.500            967.64      128,500.00
    HOUSTON          TX   77077          1            04/29/98         00
    0430847921                           03           06/01/98          0
    0010014827                           O            05/01/13
    0


    1753030          E22/G02             F          128,000.00         ZZ
                                         180        126,858.17          1
    9147 LARAMIE                       7.750          1,204.83         80
                                       7.500          1,204.83      160,000.00
    SKOKIE           IL   60077          1            05/28/98         00
    0410862742                           05           07/01/98          0
    410862742                            O            06/01/13
    0


    1753040          E22/G02             F           51,200.00         ZZ
                                         180         50,717.78          1
    119 SEAMAN AVE                     7.125            463.79         80
                                       6.875            463.79       64,000.00
    BEACHWOOD        NJ   08722          1            05/26/98         00
    0410827877                           05           07/01/98         12
    410827877                            N            06/01/13
    0


    1753041          E22/G02             F           38,500.00         ZZ
                                         180         38,171.32          1
    13847 JEFFERSON STREET             8.250            373.50         70
                                       8.000            373.50       55,000.00
    MIAMI            FL   33176          5            05/21/98         00
    0410844534                           05           07/01/98          0
    410844534                            N            06/01/13
    0


    1753042          E22/G02             F           59,500.00         ZZ
                                         180         58,957.54          1
1


    939 TANGLEWILD LANE                7.500            551.57         78
                                       7.250            551.57       77,000.00
    RICHMOND         TX   77469          2            05/13/98         00
    0410804983                           03           07/01/98          0
    410804983                            O            06/01/13
    0


    1753052          E22/G02             F          148,800.00         ZZ
                                         180        147,368.09          1
    30111 SPYGLASS CIRCLE              6.875          1,327.08         80
                                       6.625          1,327.08      186,000.00
    GEORGETOWN       TX   78628          1            05/28/98         00
    0410885099                           03           07/01/98          0
    410885099                            O            06/01/13
    0


    1753080          E22/G02             F           53,000.00         ZZ
                                         180         52,268.77          1
    4178 GREEN RAOD                    6.875            472.68         74
                                       6.625            472.68       72,000.00
    SPRINGFIELD      TN   37172          5            05/14/98         00
    0410821052                           05           07/01/98          0
    410821052                            O            06/01/13
    0


    1753130          882/G02             F          110,000.00         ZZ
                                         180        109,050.46          1
    14152 SW 74TH TERRACE              8.125          1,059.17         69
                                       7.875          1,059.17      160,000.00
    MIAMI            FL   33183          5            05/26/98         00
    0430845503                           05           07/01/98          0
    980244                               O            06/01/13
    0


    1753706          E22/G02             F           45,000.00         ZZ
                                         180         44,615.82          1
    23410 NEWTON AVE                   8.250            436.56         90
                                       8.000            436.56       50,000.00
    NOBLESVILLE      IN   46060          1            05/27/98         04
    0410769921                           05           07/01/98         25
    410769921                            N            06/01/13
    0


    1753733          229/G02             F           66,000.00         ZZ
                                         180         65,805.00          1
    837 QUAIL RUN                      7.750            621.25         77
                                       7.500            621.25       86,500.00
    ORMOND BEACH     FL   32174          2            07/09/98         00
    0430978189                           05           09/01/98          0
1


    0016080392                           N            08/01/13
    0


    1753750          E22/G02             F          128,000.00         ZZ
                                         180        126,200.63          1
    4649 N.W. 66TH DRIVE               8.000          1,223.23         80
                                       7.750          1,223.23      160,000.00
    CORAL SPRINGS    FL   33067          1            05/28/98         00
    0410751531                           03           07/01/98          0
    410751531                            O            06/01/13
    0


    1753794          134/G02             F           65,400.00         ZZ
                                         180         64,736.49          1
    1417 WASHINGTON BLVD.              7.875            620.29         90
                                       7.625            620.29       73,000.00
    ABILENE          TX   79601          2            05/14/98         11
    0430836346                           05           07/01/98         25
    59240876                             N            06/01/13
    0


    1753800          E22/G02             F           45,850.00         ZZ
                                         180         45,467.11          1
    601 SAHWATCH STREET                8.500            451.50         60
                                       8.250            451.50       76,500.00
    COLORADO SPRING  CO   80903          2            05/28/98         00
    0410719058                           05           07/01/98          0
    410719058                            N            06/01/13
    0


    1753803          E22/G02             F           61,600.00         ZZ
                                         180         61,096.87          4
    1613-1619 N. FORREST DRIV          8.750            615.66         80
                                       8.500            615.66       77,000.00
    SANDUSKY         OH   44870          1            05/26/98         00
    0410798755                           05           07/01/98          0
    410798755                            N            06/01/13
    0


    1753808          E22/G02             F          136,000.00         ZZ
                                         180        134,575.90          1
    13858 WAYSIDE DRIVE                7.875          1,289.89         80
                                       7.625          1,289.89      170,000.00
    PICKERINGTON     OH   43147          2            05/26/98         00
    0410874994                           05           07/01/98          0
    410874994                            O            06/01/13
    0


1


    1753811          664/G02             F          165,000.00         ZZ
                                         180        163,425.44          1
    5819 BECK AVENUE                   7.250          1,506.23         79
                                       7.000          1,506.23      210,000.00
    NORTH HOLLYWOOD  CA   91601          2            05/14/98         00
    0430852574                           05           07/01/98          0
    2490563                              O            06/01/13
    0


    1753819          E22/G02             F          177,750.00         ZZ
                                         180        176,265.61          3
    3417 EAST 14TH AVENUE              8.500          1,750.37         90
                                       8.250          1,750.37      197,500.00
    DENVER           CO   80206          1            05/28/98         04
    0410878920                           05           07/01/98         25
    410878920                            N            06/01/13
    0


    1754006          H93/G02             F           98,800.00         ZZ
                                         180         97,984.00          2
    5811 13 LARSEN LANE                8.625            980.18         80
                                       8.375            980.18      123,500.00
    SHAWNEE          KS   66204          1            05/29/98         00
    0430893271                           05           07/01/98          0
    9836817                              N            06/01/13
    0


    1754010          H93/G02             F           98,800.00         ZZ
                                         180         97,984.00          2
    5806 08 LARSEN LANE                8.625            980.18         80
                                       8.375            980.18      123,500.00
    SHAWNEE          KS   66204          1            05/29/98         00
    0430893354                           05           07/01/98          0
    9836804                              N            06/01/13
    0


    1754135          429/429             F          126,400.00         ZZ
                                         180        125,260.04          1
    7 BLUEBERRY LANE                   7.625          1,180.75         80
                                       7.375          1,180.75      158,000.00
    STOCKHOLM        NJ   07460          5            05/15/98         00
    0063821010                           03           07/01/98          0
    0063821010                           O            06/01/13
    0


    1754215          E86/G02             F           91,000.00         ZZ
                                         180         90,172.11          1
    65 EDGEWOOD ROAD                   7.875            863.09         78
                                       7.625            863.09      117,000.00
1


    RINGWOOD         NJ   07456          2            05/18/98         00
    0430844530                           05           07/01/98          0
    24700                                O            06/01/13
    0


    1754277          229/G02             F           51,730.00         ZZ
                                         180         51,580.51          4
    1022 & 1022 1/2 EAST SUBLETTE      8.000            494.36         70
                                       7.750            494.36       73,900.00
    POCATELLO        ID   83201          5            07/15/98         00
    0430991828                           05           09/01/98          0
    0016042509                           N            08/01/13
    0


    1754281          549/549             F           70,000.00         ZZ
                                         180         69,361.80          1
    672 BRONTE AVENUE                  7.500            648.91         68
                                       7.250            648.91      103,000.00
    WATSONVILLE      CA   95076          5            05/05/98         00
    64301044                             05           07/01/98          0
    64301044                             O            06/01/13
    0


    1754304          A52/G02             F          468,750.00         ZZ
                                         180        465,971.28          1
    1 WIECUA TERRACE                   7.750          4,412.23         75
                                       7.500          4,412.23      625,000.00
    ATLANTA          GA   30342          5            06/15/98         00
    0430874693                           05           08/01/98          0
    00                                   O            07/01/13
    0


    1754668          B96/G02             F           42,500.00         ZZ
                                         180         42,250.81          1
    866 MORRIS ROAD                    7.875            403.10         83
                                       7.625            403.10       51,500.00
    TONEY            AL   35773          5            06/22/98         23
    0430868240                           05           08/01/98          0
    1754668                              O            07/01/13
    0


    1754730          E22/G02             F           72,000.00         ZZ
                                         180         70,692.49          1
    107 MOUNTAIN BROOK DRIVE           7.250            657.26         60
                                       7.000            657.26      122,000.00
    RINGGOLD         GA   30736          5            05/27/98         00
    0410609713                           05           07/01/98          0
    410609713                            O            06/01/13
    0
1




    1754784          003/G02             F           68,200.00         ZZ
                                         180         67,617.73          1
    4195 BROOKWOOD DRIVE               8.250            661.64         90
                                       8.000            661.64       75,800.00
    AUSTELL          GA   30136          1            05/29/98         10
    0430841890                           05           07/01/98         20
    0010080463                           N            06/01/13
    0


    1754900          E22/G02             F           69,300.00         ZZ
                                         180         68,654.35          1
    FN 3072, W. FOX LAKE RD.           7.250            632.61         70
                                       7.000            632.61      100,000.00
    FIFTY LAKES      MN   56448          2            05/22/98         00
    0410865083                           05           07/01/98          0
    410865083                            O            06/01/13
    0


    1754952          A78/G02             F           78,000.00         ZZ
                                         180         77,319.25          2
    1506 14TH AVENUE                   8.000            745.41         65
                                       7.750            745.41      120,000.00
    GREELEY          CO   80631          5            05/15/98         00
    0430930677                           05           07/01/98          0
    010054758                            N            06/01/13
    0


    1755079          664/G02             F          293,450.00         ZZ
                                         180        290,832.22          1
    18901 BRITTANY PLACE               7.750          2,762.18         73
                                       7.500          2,762.18      405,000.00
    ROWLAND HEIGHTS  CA   91748          1            05/26/98         00
    0430850446                           03           07/01/98          0
    2566362                              O            06/01/13
    0


    1755421          808/G02             F           60,000.00         ZZ
                                         180         59,251.71          1
    16051 IDAHO AVENUE                 7.500            556.21         50
                                       7.250            556.21      120,000.00
    LEMOORE          CA   93254          5            05/15/98         00
    0430917286                           05           07/01/98          0
    9101485                              O            06/01/13
    0


    1755655          450/G02             F           74,750.00         ZZ
                                         180         74,311.72          2
1


    1023-25 MARYLAND ST                7.875            708.97         54
                                       7.625            708.97      140,000.00
    GROSSE POINTE P  MI   48230          5            06/02/98         00
    0430851188                           05           08/01/98          0
    4499083                              N            07/01/13
    0


    1755707          375/G02             F           75,000.00         ZZ
                                         120         73,274.91          4
    7407 W BECKER LANE                 7.250            880.51         63
                                       7.000            880.51      120,000.00
    PEORIA           AZ   85345          5            04/27/98         00
    0430867739                           05           06/01/98          0
    739833                               N            05/01/08
    0


    1755746          H22/G02             F          172,800.00         ZZ
                                         180        172,278.12          1
    24-19 24TH AVENUE                  7.500          1,601.88         80
                                       7.250          1,601.88      216,000.00
    ASTORIA          NY   11102          1            07/16/98         00
    0430912758                           05           09/01/98          0
    9805034                              O            08/01/13
    0


    1755807          568/G02             F           84,250.00         ZZ
                                         180         84,003.82          1
    1802 LIVE OAK LANE                 7.875            799.07         90
                                       7.625            799.07       93,650.00
    HAMPTON          GA   30229          1            07/15/98         01
    0430926618                           05           09/01/98         25
    810374                               O            08/01/13
    0


    1755818          E82/G02             F           15,000.00         ZZ
                                         180         14,869.08          1
    351 CENTENNIAL STREET #0D04        8.000            143.35         33
                                       7.750            143.35       46,000.00
    SCHWENKSVILLE    PA   19473          1            06/02/98         00
    0400101747                           01           07/01/98          0
    0400101747                           O            06/01/13
    0


    1756054          950/G02             F           46,800.00         ZZ
                                         180         46,400.42          1
    10311 15TH AVENUE COURT EAST       8.250            454.03         90
                                       8.000            454.03       52,000.00
    TACOMA           WA   98445          1            05/28/98         11
    0430863381                           05           07/01/98         25
1


    059811                               N            06/01/13
    0


    1756111          E22/G02             F          105,000.00         ZZ
                                         180        103,346.76          1
    764 OCEAN AVENUE                   7.250            958.51         78
                                       7.000            958.51      135,000.00
    LONG BRANCH      NJ   07740          1            06/09/98         00
    0410726111                           01           08/01/98          0
    410726111                            O            07/01/13
    0


    1756158          830/G02             F           67,000.00         ZZ
                                         180         66,395.76          1
    171 SWEETWATER DRIVE               7.625            625.87         89
                                       7.375            625.87       75,750.00
    VILLAGE OF FOUR  MO   64152          2            05/30/98         11
    0430846105                           05           07/01/98         25
    536467                               O            06/01/13
    0


    1756160          830/G02             F           43,500.00         ZZ
                                         180         42,999.26          1
    1102 SOUTH 11 1/2 AVENUE           7.500            403.25         58
                                       7.250            403.25       75,000.00
    HANFORD          CA   93230          2            06/02/98         00
    0430846097                           05           07/01/98          0
    537388                               O            06/01/13
    0


    1756163          G81/G02             F          200,000.00         ZZ
                                         180        198,761.47          1
    7642 SW 84 PLACE                   7.250          1,825.73         39
                                       7.000          1,825.73      520,000.00
    MIAMI            FL   33143          5            06/24/98         00
    0430885251                           05           08/01/98          0
    21805156                             O            07/01/13
    0


    1756170          830/G02             F          198,000.00         ZZ
                                         180        196,194.82          1
    4938 RUBIO AVENUE                  7.500          1,835.48         44
                                       7.250          1,835.48      450,000.00
    ENCINO           CA   91436          2            06/02/98         00
    0430846089                           05           07/01/98          0
    537634                               O            06/01/13
    0


1


    1756285          575/G02             F           69,200.00         ZZ
                                         180         68,789.78          1
    20211 TILSTOCK DRIVE               7.750            651.37         80
                                       7.500            651.37       86,500.00
    KATY             TX   77450          1            06/04/98         00
    0430880351                           03           08/01/98          0
    0009111154                           N            07/01/13
    0


    1756326          676/676             F          135,000.00         T
                                         180        133,769.18          1
    4300 WAILAE AVENUE                 7.500          1,251.47         48
    #B-1201                            7.250          1,251.47      285,000.00
    HONOLULU         HI   96816          1            05/18/98         00
    860100299511                         06           07/01/98          0
    860100299511                         O            06/01/13
    0


    1756373          G26/G02             F          165,000.00         ZZ
                                         180        164,512.51          1
    235 COLUMBUS AVENUE                7.750          1,553.11         75
                                       7.500          1,553.11      220,000.00
    NORTH BABYLON    NY   11704          5            06/29/98         00
    0430926303                           05           09/01/98          0
    0000                                 O            08/01/13
    0


    1756474          E26/G02             F           60,900.00         ZZ
                                         180         60,356.72          1
    356 LIBERTY ROAD                   7.750            573.24         43
                                       7.500            573.24      142,000.00
    STERARTSVILLE    NJ   08886          5            05/22/98         00
    0430848226                           05           07/01/98          0
    60800415                             O            06/01/13
    0


    1756508          253/253             F          112,500.00         ZZ
                                         180        111,474.32          1
    5325 LUCILLE DR NE                 7.500          1,042.89         75
                                       7.250          1,042.89      150,000.00
    ALBUQUERQUE      NM   87111          5            05/22/98         00
    915349                               05           07/01/98          0
    915349                               O            06/01/13
    0


    1756521          253/253             F           45,500.00         ZZ
                                         180         45,098.50          1
    2409 DEVONSHIRE DR                 7.875            431.55         69
                                       7.625            431.55       66,000.00
1


    AUSTIN           TX   78723          5            05/29/98         00
    911631                               05           07/01/98          0
    911631                               N            06/01/13
    0


    1756552          253/253             F           30,000.00         ZZ
                                         180         29,723.50          1
    294 MORNINGSIDE AVENUE             7.375            275.98         49
                                       7.125            275.98       62,000.00
    DAYTONA BEACH    FL   32118          1            06/01/98         00
    914578                               05           07/01/98          0
    914578                               O            06/01/13
    0


    1756656          439/G02             F          100,000.00         T
                                         180         99,111.80          1
    1255 MAYFLOWER AVE                 7.800            944.15         75
                                       7.550            944.15      135,000.00
    BRONX            NY   10461          1            06/01/98         00
    0430896894                           05           07/01/98          0
    1947292                              O            06/01/13
    0


    1756657          439/G02             F          536,000.00         ZZ
                                         180        531,081.62          1
    1033 S POINT VIEW ST               7.500          4,968.79         80
                                       7.250          4,968.79      670,000.00
    LOS ANGELES      CA   90035          5            04/27/98         00
    0430896902                           05           07/01/98          0
    1955681                              O            06/01/13
    0


    1756659          439/G02             F           63,700.00         T
                                         180         63,111.60          1
    117 VITORIA LN                     7.350            585.10         75
                                       7.100            585.10       84,933.00
    PALM DESERT      CA   92211          1            05/14/98         00
    0430896928                           09           07/01/98          0
    1959310                              O            06/01/13
    0


    1756660          439/G02             F           33,000.00         T
                                         180         32,704.32          1
    2400 WINDING CREEK BLVD 103        7.700            309.68         75
    BLD 24                             7.450            309.68       44,000.00
    CLEARWATER       FL   33761          1            05/26/98         00
    0430896944                           01           07/01/98          0
    1963800                              O            06/01/13
    0
1




    1756723          E82/G02             F           84,500.00         ZZ
                                         180         83,778.57          1
    1700 GEARY STREET                  8.250            819.77         64
                                       8.000            819.77      134,000.00
    RENO             NV   89503          5            06/01/98         00
    0400120630                           05           07/01/98          0
    400120630                            O            06/01/13
    0


    1756797          757/G02             F          150,000.00         ZZ
                                         180        147,562.90          1
    114 HOOPER HILL ROAD               7.500          1,390.52         45
                                       7.250          1,390.52      340,000.00
    NEW BOSTON       NH   03070          5            05/15/98         00
    0430851907                           05           07/01/98          0
    3509791                              O            06/01/13
    0


    1756798          E82/G02             F           44,550.00         ZZ
                                         180         44,283.01          1
    1313 AMHERST DRIVE                 7.625            416.15         55
                                       7.375            416.15       81,000.00
    LEXINGTON        KY   40515          2            06/08/98         00
    0400122388                           05           08/01/98          0
    400122388                            N            07/01/13
    0


    1756830          757/G02             F           42,000.00         ZZ
                                         180         41,759.09          1
    1147 TILLMAN STREET                8.125            404.42         70
                                       7.875            404.42       60,000.00
    CONYERS          GA   30012          5            06/09/98         00
    0430851089                           05           08/01/98          0
    3807555                              N            07/01/13
    0


    1756862          E57/G02             F          188,000.00         ZZ
                                         180        186,810.28          1
    28306 LINDA VISTA                  7.000          1,689.80         80
                                       6.750          1,689.80      235,000.00
    SANTA CLARITA    CA   91351          2            06/19/98         00
    0430915926                           05           08/01/98          0
    183882001631                         O            07/01/13
    0


    1756954          E22/G02             F           50,000.00         ZZ
                                         180         49,144.69          1
1


    519 JON COURT                      7.750            470.64         25
                                       7.500            470.64      203,000.00
    DIAMOND BAR      CA   91765          1            06/02/98         00
    0410892921                           05           08/01/98          0
    410892921                            O            07/01/13
    0


    1756962          E22/G02             F           57,400.00         ZZ
                                         180         56,881.61          1
    115 TARANGO LANE                   8.000            548.54         70
                                       7.750            548.54       82,000.00
    IRVING           TX   75061          1            05/29/98         00
    0410891162                           05           07/01/98          0
    410891162                            N            06/01/13
    0


    1756996          E22/G02             F          139,750.00         ZZ
                                         180        138,974.72          2
    221 AND 221 1/2 SOUTH ROWAN        8.500          1,376.17         67
    AVENUE                             8.250          1,376.17      210,000.00
    LOS ANGELES ARE  CA   90063          5            06/04/98         00
    0410868533                           05           08/01/98          0
    410868533                            N            07/01/13
    0


    1756998          E22/G02             F          224,900.00         ZZ
                                         180        223,581.38          1
    5 FRANCAVILLA DRIVE                7.875          2,133.06         65
                                       7.625          2,133.06      350,000.00
    FAIRFIELD        NJ   07004          2            06/05/98         00
    0410886048                           05           08/01/98          0
    410886048                            O            07/01/13
    0


    1757002          E22/G02             F          110,000.00         T
                                         180        109,303.89          1
    1955 LINDBERGH CIRCLE              7.000            988.71         68
                                       6.750            988.71      162,000.00
    PENN FOREST TWP  PA   18210          5            06/10/98         00
    0410816383                           03           08/01/98          0
    410816383                            O            07/01/13
    0


    1757005          E22/G02             F          427,100.00         ZZ
                                         180        422,989.99          1
    40760 VIA TRANQUILO                6.875          3,809.11         74
                                       6.625          3,809.11      580,000.00
    PALMDALE         CA   93551          5            05/12/98         00
    0410827042                           03           07/01/98          0
1


    410827042                            O            06/01/13
    0


    1757012          E22/G02             F           75,000.00         ZZ
                                         180         74,579.27          1
    11572 LINNET COURT                 8.375            733.07         47
                                       8.125            733.07      160,000.00
    PENN VALLEY      CA   95946          5            05/29/98         00
    0410856108                           03           08/01/98          0
    410856108                            O            07/01/13
    0


    1757013          E22/G02             F           54,000.00         T
                                         180         53,529.42          1
    1711 RIVERSIDE                     8.250            523.88         75
                                       8.000            523.88       72,000.00
    GLADWIN          MI   48661          5            05/29/98         00
    0410865935                           05           07/01/98          0
    410865935                            O            06/01/13
    0


    1757047          375/G02             F           90,000.00         T
                                         180         88,937.66          1
    304 ESCALONA DRIVE                 7.875            853.61         28
                                       7.625            853.61      330,000.00
    CAPITOLA         CA   95010          5            04/09/98         00
    0430870923                           05           06/01/98          0
    739075                               O            05/01/13
    0


    1757373          K88/G02             F          121,500.00         ZZ
                                         180        121,156.58          2
    86 GUILDEN STREET                  8.250          1,178.73         90
                                       8.000          1,178.73      135,000.00
    NEW BRUNSWICK    NJ   08901          1            07/31/98         04
    0430964908                           05           09/01/98         25
    7638                                 N            08/01/13
    0


    1757600          624/G02             F          223,550.00         ZZ
                                         180        221,467.21          1
    4308 IDLEDALE DRIVE                7.250          2,040.70         85
                                       7.000          2,040.70      263,000.00
    FORT COLLINS     CO   80526          5            06/01/98         01
    0430843110                           03           07/01/98          6
    73011580773F                         O            06/01/13
    0


1


    1757609          E22/G02             F           90,000.00         ZZ
                                         180         89,460.61          1
    12 DOGWOOD STREET                  7.625            840.72         70
                                       7.375            840.72      130,000.00
    SAG HARBOR       NY   11963          2            06/05/98         00
    0410864698                           05           08/01/98          0
    410864698                            O            07/01/13
    0


    1757613          E22/G02             F          115,200.00         T
                                         180        114,172.34          1
    6485 NW 109 AVENUE                 7.750          1,084.35         62
                                       7.500          1,084.35      187,466.00
    MIAMI            FL   33178          1            06/03/98         00
    0410883219                           09           07/01/98          0
    410883219                            O            06/01/13
    0


    1757633          E22/G02             F          112,000.00         ZZ
                                         180        111,298.86          1
    23355 HARVARD SHORE                7.125          1,014.53         80
                                       6.875          1,014.53      140,000.00
    CLINTON TWP      MI   48035          5            06/05/98         00
    0410877716                           05           08/01/98          0
    410877716                            O            07/01/13
    0


    1757654          E22/G02             F           65,000.00         ZZ
                                         180         64,623.07          1
    2049 SOUTH OCEAN DRIVE             8.000            621.17         75
    UNIT #1103                         7.750            621.17       87,500.00
    HALLANDALE       FL   33009          1            06/10/98         00
    0410839005                           06           08/01/98          0
    410839005                            O            07/01/13
    0


    1757680          E22/G02             F           68,250.00         ZZ
                                         180         67,673.72          1
    6323 PAPAGO COURT                  8.375            667.09         65
                                       8.125            667.09      105,000.00
    FORT WAYNE       IN   46815          5            05/26/98         00
    0410825368                           05           07/01/98          0
    410825368                            O            06/01/13
    0


    1757743          E22/G02             F           31,950.00         ZZ
                                         180         31,552.66          1
    22456 HERNANDO AVE.                8.500            314.62         90
                                       8.250            314.62       35,500.00
1


    PORT CHAROLOTTE  FL   33952          1            06/11/98         04
    0410901235                           05           08/01/98         25
    410901235                            N            07/01/13
    0


    1757781          E22/G02             F           85,000.00         ZZ
                                         180         83,734.46          1
    10150 NW 22ND COURT                7.625            794.01         60
                                       7.375            794.01      144,000.00
    PEMBROKE PINES   FL   33024          2            06/05/98         00
    0410843759                           05           08/01/98          0
    410843759                            O            07/01/13
    0


    1757841          664/G02             F          180,000.00         ZZ
                                         180        178,267.84          1
    9557 SEVILLE WAY                   6.875          1,605.34         42
                                       6.625          1,605.34      435,000.00
    CYPRESS          CA   92668          2            05/26/98         00
    0430859637                           05           07/01/98          0
    2535706                              O            06/01/13
    0


    1757969          B75/G02             F          155,000.00         ZZ
                                         180        153,632.33          1
    5511 CALVERT ST                    7.875          1,470.10         94
                                       7.625          1,470.10      166,000.00
    CHURCHTON        MD   20733          2            05/22/98         04
    0430913863                           05           07/01/98         30
    7754922                              O            06/01/13
    0


    1757974          638/G02             F          185,500.00         ZZ
                                         180        184,376.03          1
    528 EAST FLOYD DRIVE               7.500          1,719.61         80
                                       7.250          1,719.61      234,000.00
    SANDY            UT   84070          2            06/02/98         00
    0430854604                           05           08/01/98          0
    8739859                              O            07/01/13
    0


    1757984          638/G02             F           54,400.00         ZZ
                                         180         53,909.38          1
    6304 FRIARS ROAD #331              7.625            508.17         80
                                       7.375            508.17       68,000.00
    SAN DIEGO        CA   92108          5            05/15/98         00
    0430856633                           01           07/01/98          0
    8739097                              O            06/01/13
    0
1




    1758069          E22/G02             F           77,000.00         ZZ
                                         120         76,143.67          1
    101 TWINS LANE                     7.750            924.08         60
                                       7.500            924.08      130,000.00
    ELLISTON         MT   59728          2            06/01/98         00
    0410892012                           05           08/01/98          0
    410892012                            O            07/01/08
    0


    1758117          E22/G02             F          332,000.00         ZZ
                                         180        329,070.56          1
    748 NEW DOVER ROAD                 7.875          3,148.85         80
                                       7.625          3,148.85      415,000.00
    EDISON           NJ   08820          2            05/29/98         00
    0410871156                           05           07/01/98          0
    410871156                            O            06/01/13
    0


    1758146          E22/G02             F           52,000.00         ZZ
                                         180         51,504.95          1
    7400 SW 130 AVE                    7.000            467.39         35
                                       6.750            467.39      150,000.00
    MIAMI            FL   33183          2            05/28/98         00
    0410773915                           05           07/01/98          0
    410773915                            O            06/01/13
    0


    1758154          E22/G02             F           54,800.00         ZZ
                                         180         54,326.95          1
    12901 SW 190 STREET                8.125            527.66         38
                                       7.875            527.66      145,000.00
    MIAMI            FL   33177          5            06/01/98         00
    0410881486                           05           07/01/98          0
    410881486                            N            06/01/13
    0


    1758216          E22/G02             F           89,000.00         ZZ
                                         180         88,506.25          2
    3701-03 MCDANIEL                   8.500            876.42         79
                                       8.250            876.42      114,000.00
    BLUE SPRINGS     MO   64015          2            06/04/98         00
    0410863203                           05           08/01/98          0
    410863203                            N            07/01/13
    0


    1758237          A02/G02             F          106,000.00         ZZ
                                         180        105,385.31          1
1


    44 EAST CANTERBURY LANE            8.000          1,012.99         45
                                       7.750          1,012.99      240,000.00
    BUFFALO GROVE    IL   60089          2            07/02/98         00
    0430970285                           05           08/01/98          0
    1981902                              O            07/01/13
    0


    1758266          E22/G02             F           85,000.00         ZZ
                                         180         84,282.27          1
    1204 WILLIAMS BOULEVARD            8.375            830.81         63
                                       8.125            830.81      135,000.00
    KENNER           LA   70062          5            05/28/98         00
    0410879795                           05           07/01/98          0
    410879795                            O            06/01/13
    0


    1758343          G08/G02             F          136,900.00         ZZ
                                         120        133,917.68          1
    5220 CREEKS BEND LN                8.250          1,679.12         83
                                       8.000          1,679.12      165,000.00
    HIXSON           TN   37343          5            04/29/98         14
    0430983718                           05           06/01/98         12
    5098496                              O            05/01/08
    0


    1758354          E22/G02             F          110,400.00         ZZ
                                         180        109,393.48          1
    29320 LAUREL DRIVE                 7.500          1,023.42         80
                                       7.250          1,023.42      138,000.00
    FARMINGTON       MI   48331          2            05/29/98         00
    0410807671                           01           07/01/98          0
    410807671                            O            06/01/13
    0


    1758384          E22/G02             F           59,500.00         ZZ
                                         180         58,957.54          1
    2605 ENFIELD ROAD #206             7.500            551.57         70
                                       7.250            551.57       85,000.00
    AUSTIN           TX   78703          1            05/28/98         00
    0410838981                           01           07/01/98          0
    410838981                            N            06/01/13
    0


    1758402          E22/G02             F           48,000.00         ZZ
                                         180         47,562.36          1
    2289 SW 16TH STREET                7.500            444.97         46
                                       7.250            444.97      105,000.00
    MIAMI            FL   33145          5            05/28/98         00
    0410874374                           05           07/01/98          0
1


    410874374                            O            06/01/13
    0


    1758413          G08/G02             F           65,000.00         ZZ
                                         180         64,257.49          1
    424 CONFEDERATE AVENUE             8.250            630.60         77
                                       8.000            630.60       85,000.00
    DALLAS           GA   30132          1            04/24/98         00
    0430856492                           05           06/01/98          0
    5170782                              N            05/01/13
    0


    1758423          E22/G02             F           32,400.00         ZZ
                                         180         31,782.02          2
    365 & 369 SOUTH WILDWOOD           8.875            326.22         90
                                       8.625            326.22       36,000.00
    KANKAKEE         IL   60901          1            05/29/98         04
    0410888184                           05           07/01/98         25
    410888184                            N            06/01/13
    0


    1758442          E26/G02             F          109,000.00         ZZ
                                         180        108,027.63          1
    1130 SUMMIT CREST                  7.750          1,026.00         78
                                       7.500          1,026.00      140,000.00
    SAN ANTONIO      TX   78258          2            05/19/98         00
    0430856336                           03           07/01/98          0
    32800185                             N            06/01/13
    0


    1758516          661/661             F          113,200.00         ZZ
                                         180        111,774.32          1
    4032 BUD UMPHREY ROAD              7.125          1,025.39        100
                                       6.875          1,025.39      113,200.00
    ALTOONA          AL   35952          1            04/09/98         92
    3365095                              05           06/01/98         30
    3365095                              O            05/01/13
    0


    1758607          E22/G02             F           58,500.00         ZZ
                                         180         57,989.43          1
    808 WEST 29TH, UNIT #101           8.000            559.06         75
                                       7.750            559.06       78,000.00
    AUSTIN           TX   78705          1            05/28/98         00
    0410880256                           01           07/01/98          0
    410880256                            N            06/01/13
    0


1


    1758615          E22/G02             F          140,000.00         ZZ
                                         180        138,948.27          1
    1441 TIMBERWOOD LANE               7.500          1,297.82         80
                                       7.250          1,297.82      175,000.00
    CREVE COEUR      MO   63146          1            06/05/98         00
    0410875959                           05           08/01/98          0
    410875959                            O            07/01/13
    0


    1758636          E22/G02             F           64,000.00         ZZ
                                         180         63,644.95          3
    1071-3-5 1ST AVENUE SOUTH          8.500            630.23         80
                                       8.250            630.23       80,000.00
    GREAT FALLS      MT   59406          5            06/05/98         00
    0410867790                           05           08/01/98          0
    410867790                            O            07/01/13
    0


    1758677          637/G02             F           54,400.00         ZZ
                                         180         53,925.21          2
    2462/2464 MERCURY DRIVE            8.000            519.88         80
                                       7.750            519.88       68,000.00
    COCOA            FL   32926          3            05/06/98         00
    0430857979                           05           07/01/98          0
    10311371                             O            06/01/13
    0


    1758683          E22/G02             F           33,300.00         ZZ
                                         180         33,100.05          1
    2656 BEAL STREET                   8.250            323.06         90
                                       8.000            323.06       37,000.00
    DELTONA          FL   32738          1            06/08/98         04
    0410891113                           05           08/01/98         25
    410891113                            N            07/01/13
    0


    1758714          E22/G02             F          101,600.00         ZZ
                                         180        101,004.29          1
    1018 KENILWORTH ROAD               7.875            963.63         80
                                       7.625            963.63      127,000.00
    OKLAHOMA CITY    OK   73116          1            06/12/98         00
    0410881627                           05           08/01/98          0
    410881627                            O            07/01/13
    0


    1758722          227/G02             F          108,500.00         ZZ
                                         180        107,870.79          1
    6000 BRADMORE STREET               8.000          1,036.89         70
                                       7.750          1,036.89      155,000.00
1


    ALEXANDRIA       VA   22315          1            06/05/98         00
    0430874149                           03           08/01/98          0
    1767198                              N            07/01/13
    0


    1758766          A26/G02             F          179,200.00         ZZ
                                         180        179,200.00          2
    145 THRONYCROFT AVENUE             8.000          1,712.53         80
                                       7.750          1,712.53      224,000.00
    STATEN ISLAND    NY   10312          5            08/12/98         00
    0431006402                           05           10/01/98          0
    11307                                O            09/01/13
    0


    1758782          E22/G02             F          178,400.00         ZZ
                                         180        177,247.24          1
    1310 E. MICHELLE DR.               7.250          1,628.55         80
                                       7.000          1,628.55      223,000.00
    PALATINE         IL   60067          2            06/08/98         00
    0410898563                           05           08/01/98          0
    410898563                            O            07/01/13
    0


    1758784          E22/G02             F          112,500.00         ZZ
                                         180        111,875.88          2
    9108 SW 38 STREET                  8.500          1,107.83         90
                                       8.250          1,107.83      125,000.00
    MIAMI            FL   33165          1            06/12/98         04
    0410854491                           05           08/01/98         25
    410854491                            N            07/01/13
    0


    1759029          E22/G02             F           44,000.00         ZZ
                                         180         43,598.83          1
    54 MADRID LANE                     7.500            407.89         80
    BLGE 15, UNIT 15                   7.250            407.89       55,000.00
    DAVIE            FL   33324          1            06/03/98         00
    0410888101                           01           07/01/98          0
    410888101                            O            06/01/13
    0


    1759063          K56/G02             F          160,000.00         ZZ
                                         180        158,006.37          2
    4101/4103 VIRGINIA AVENUE          7.250          1,460.58         80
                                       7.000          1,460.58      200,000.00
    SPRINGFIELD      OR   97478          2            04/20/98         00
    0430851717                           07           06/01/98          0
    H00066                               O            05/01/13
    0
1




    1759193          H49/G02             F           68,250.00         ZZ
                                         180         67,845.42          1
    10 SCHUBER PLACE                   7.750            642.42         70
                                       7.500            642.42       97,500.00
    EATONTOWN        NJ   07724          1            06/30/98         00
    0430904078                           05           08/01/98          0
    0030045356                           O            07/01/13
    0


    1759219          E46/G02             F          113,600.00         ZZ
                                         180        112,919.15          1
    3154 BOUCHARD WAY                  7.625          1,061.18         80
                                       7.375          1,061.18      142,000.00
    MARIETTA         GA   30066          5            06/29/98         00
    0430901306                           05           08/01/98          0
    1171484626                           O            07/01/13
    0


    1759254          882/G02             F          371,000.00         T
                                         180        367,901.77          1
    CHURCH STREET                      8.500          3,653.38         68
                                       8.250          3,653.38      550,000.00
    DORSET           VT   05251          1            06/04/98         00
    0430882613                           05           07/01/98          0
    0000                                 O            06/01/13
    0


    1759335          J86/G02             F           61,000.00         ZZ
                                         180         60,827.59          1
    7864 LAKELAND ROAD                 8.250            591.79         59
                                       8.000            591.79      105,000.00
    SHOW LOW         AZ   85901          5            07/20/98         00
    0430926592                           27           09/01/98          0
    BURTOJ1395AZ015                      O            08/01/13
    0


    1759419          H37/G02             F           77,000.00         ZZ
                                         180         76,568.05          1
    81 CLEVELAND AVENUE                8.375            752.62         65
                                       8.125            752.62      120,000.00
    NEWARK           DE   19711          2            06/02/98         00
    0430889956                           05           08/01/98          0
    100271                               N            07/01/13
    0


    1759443          907/G02             F          115,000.00         ZZ
                                         180        113,242.49          1
1


    6 SOUTH PASCACK ROAD               7.875          1,090.72         52
                                       7.625          1,090.72      225,000.00
    PEARL RIVER      NY   10965          1            04/24/98         00
    0430863837                           05           06/01/98          0
    00                                   O            05/01/13
    0


    1759525          830/G02             F           82,500.00         ZZ
                                         180         81,690.36          1
    619 FALCON DRIVE                   7.000            741.53         75
                                       6.750            741.53      111,000.00
    VALLEJO          CA   94589          5            06/03/98         00
    0430915470                           05           07/01/98          0
    537534                               O            06/01/13
    0


    1759573          F61/G02             F          298,500.00         ZZ
                                         180        295,866.15          1
    9428 NORTH LONGFEATHER             7.875          2,831.12         75
                                       7.625          2,831.12      398,031.00
    FOUNTAIN HILLS   AZ   85268          1            05/01/98         00
    0430866368                           03           07/01/98          0
    9806965                              N            06/01/13
    0


    1759607          H22/G02             F           65,000.00         ZZ
                                         180         64,803.69          2
    152-08 84TH DRIVE                  7.500            602.56         33
                                       7.250            602.56      200,000.00
    JAMAICA          NY   11432          5            07/20/98         00
    0430929224                           05           09/01/98          0
    9806028                              O            08/01/13
    0


    1759673          229/G02             F           72,600.00         ZZ
                                         180         72,183.60          1
    15015 HAWTHORNE CIRCLE             8.125            699.06         62
                                       7.875            699.06      118,000.00
    OMAHA            NE   68154          2            07/02/98         00
    0430923185                           05           08/01/98          0
    16020026                             N            07/01/13
    0


    1759842          144/144             F           75,000.00         ZZ
                                         180         75,000.00          1
    29 COUNTY RTE 48                   6.750            663.68         60
                                       6.500            663.68      125,000.00
    PINE BUSH        NY   12566          5            08/18/98         00
    0000                                 05           10/01/98          0
1


    0000                                 O            09/01/13
    0


    1759855          369/G02             F          431,200.00         T
                                         180        427,268.69          1
    123 27TH STREET                    7.500          3,997.28         80
                                       7.250          3,997.28      539,000.00
    NEWPORT BEACH    CA   92663          1            05/28/98         00
    0430855148                           05           07/01/98          0
    60623394                             O            06/01/13
    0


    1759920          737/G02             F          112,500.00         ZZ
                                         180        111,474.32          1
    2482 EAST 96TH WAY                 7.500          1,042.89         84
                                       7.250          1,042.89      135,000.00
    THORNTON         CO   80229          2            05/27/98         14
    0430875393                           05           07/01/98          6
    586719                               O            06/01/13
    0


    1759999          E22/G02             F          132,000.00         ZZ
                                         180        131,208.89          1
    9033 EL MEASA COURT                7.625          1,233.05         85
                                       7.375          1,233.05      157,000.00
    ELK GROVE        CA   95624          5            06/09/98         23
    0410884274                           05           08/01/98          0
    410884274                            O            07/01/13
    0


    1760022          H17/G02             F           58,700.00         T
                                         180         58,539.56          1
    925 NW 82ND AVENUE #221            8.625            582.35         70
                                       8.375            582.35       83,900.00
    MIAMI            FL   33126          1            07/17/98         00
    0430916684                           01           09/01/98          0
    00                                   O            08/01/13
    0


    1760060          561/561             F          110,000.00         ZZ
                                         180        109,039.96          1
    2041 LAWRY STREET                  8.000          1,051.22         33
                                       7.750          1,051.22      337,000.00
    MERRICK          NY   11566          5            05/18/98         00
    9283938                              05           07/01/98          0
    9283938                              O            06/01/13
    0


1


    1760114          E22/G02             F          105,750.00         ZZ
                                         180        105,116.21          1
    741 UNADILLA ST                    7.625            987.85         75
                                       7.375            987.85      141,000.00
    PINCKNEY         MI   48169          5            06/10/98         00
    0410861900                           05           08/01/98          0
    410861900                            O            07/01/13
    0


    1760116          E22/G02             F          109,500.00         ZZ
                                         180        106,869.23          1
    4799 GRAND AVENUE                  7.625          1,022.87         75
                                       7.375          1,022.87      146,000.00
    ONTARIO          CA   91762          5            06/03/98         00
    0410822258                           05           08/01/98          0
    410822258                            O            07/01/13
    0


    1760132          E22/G02             F           44,500.00         ZZ
                                         180         44,193.27          1
    1975 JACQUES ROAD                  7.875            422.06         45
                                       7.625            422.06      101,000.00
    PALM SPRINGS     CA   92262          5            06/04/98         00
    0410893135                           05           08/01/98          0
    410893135                            O            07/01/13
    0


    1760137          E22/G02             F          100,000.00         ZZ
                                         180         99,439.03          1
    13150 SW 69 AVENUE                 8.375            977.43         23
                                       8.125            977.43      450,000.00
    MIAMI            FL   33156          5            06/15/98         00
    0410865406                           05           08/01/98          0
    410865406                            N            07/01/13
    0


    1760148          514/G02             F           54,200.00         ZZ
                                         180         53,371.26          1
    7008 NOHL RANCH RD                 7.500            502.44         80
                                       7.250            502.44       67,800.00
    FORT WORTH       TX   76133          1            03/30/98         00
    0430863118                           05           05/01/98          0
    018762                               O            04/01/13
    0


    1760201          003/G02             F           58,850.00         ZZ
                                         180         58,504.93          1
    5881 BETTY STREET                  7.875            558.17         90
                                       7.625            558.17       65,400.00
1


    AUSTELL          GA   30106          1            06/17/98         12
    0430864553                           05           08/01/98         20
    10495836                             N            07/01/13
    0


    1760211          896/G02             F          104,200.00         ZZ
                                         180        103,615.47          2
    987 A & B NORTH AVENUE             8.375          1,018.48         75
                                       8.125          1,018.48      140,000.00
    ATLANTA          GA   30306          2            06/11/98         11
    0430861922                           05           08/01/98         12
    14318                                N            07/01/13
    0


    1760283          K09/G02             F           46,700.00         ZZ
                                         180         46,429.18          1
    528 EAST CENTER STREET             8.000            446.29         85
                                       7.750            446.29       55,000.00
    RICHFIELD        UT   84701          1            06/10/98         01
    0430861252                           05           08/01/98         17
    0000                                 N            07/01/13
    0


    1760369          E23/G02             F          120,800.00         ZZ
                                         180        120,068.06          1
    2953 MAXSON ROAD                   7.500          1,119.83         80
                                       7.250          1,119.83      151,000.00
    EL MONTE         CA   91732          2            06/11/98         00
    0430870352                           03           08/01/98          0
    50502982                             O            07/01/13
    0


    1760421          E22/G02             F           87,000.00         ZZ
                                         180         86,478.59          1
    6218 VAN MAREN LANE                7.625            812.69         80
                                       7.375            812.69      110,000.00
    CITRUS HEIGHTS   CA   95621          5            06/03/98         00
    0410891568                           07           08/01/98          0
    410891568                            O            07/01/13
    0


    1760426          731/G02             F          350,000.00         ZZ
                                         180        347,902.38          1
    6220 YELLOWSTONE TRAIL ROAD        7.625          3,269.45         72
                                       7.375          3,269.45      487,000.00
    COEUR D'ALENE    ID   83814          5            06/05/98         00
    0430877258                           05           08/01/98          0
    240335724                            O            07/01/13
    0
1




    1760449          E22/G02             F          120,000.00         ZZ
                                         180        119,288.65          1
    6 LYNWOOD AVENUE                   7.750          1,129.53         75
                                       7.500          1,129.53      160,000.00
    FARMINGVILLE     NY   11738          5            06/11/98         00
    0410869739                           05           08/01/98          0
    410869739                            O            07/01/13
    0


    1760456          E22/G02             F           92,250.00         ZZ
                                         180         91,659.87          1
    14106 BARRYKNOLL LANE              6.875            822.74         75
                                       6.625            822.74      123,000.00
    HOUSTON          TX   77026          1            06/16/98         00
    0410899918                           03           08/01/98          0
    410899918                            N            07/01/13
    0


    1760470          907/G02             F           68,000.00         ZZ
                                         180         67,587.98          1
    11883 SW 13TH COURT                7.500            630.37         80
                                       7.250            630.37       85,000.00
    DAVIE            FL   33325          2            06/11/98         00
    0430863894                           09           08/01/98          0
    10002814                             N            07/01/13
    0


    1760536          E22/G02             F          112,400.00         T
                                         180        111,450.90          1
    17482 SW 33RD STREET               8.375          1,098.63         80
                                       8.125          1,098.63      140,541.00
    MIRAMAR          FL   33029          1            05/21/98         00
    0410887053                           03           07/01/98          0
    410887053                            O            06/01/13
    0


    1760607          E22/G02             F          152,000.00         ZZ
                                         180        151,098.96          1
    410 NATCHEZ STREET LOFT 10         7.750          1,430.74         90
                                       7.500          1,430.74      170,000.00
    NEW ORLEANS      LA   70130          1            06/10/98         10
    0410865869                           01           08/01/98         25
    410865869                            O            07/01/13
    0


    1760611          K13/G02             F          288,000.00         ZZ
                                         180        286,273.93          1
1


    2 WOODSORREL                       7.625          2,690.30         80
                                       7.375          2,690.30      360,000.00
    IRVINE           CA   92604          5            06/03/98         00
    0430882209                           05           08/01/98          0
    39805106                             O            07/01/13
    0


    1760660          129/G02             F           80,000.00         ZZ
                                         180         79,536.08          2
    420 NANTASKET AVENUE               8.000            764.52         64
                                       7.750            764.52      125,000.00
    HULL             MA   02045          5            06/30/98         00
    0430997379                           05           08/01/98          0
    3500186642                           N            07/01/13
    0


    1760728          E78/G02             F           65,000.00         ZZ
                                         180         64,645.78          1
    203 ALDERSON AVENUE                8.700            647.72         69
                                       8.450            647.72       94,500.00
    BILLINGS         MT   59101          5            06/02/98         00
    0430864454                           05           08/01/98          0
    983441                               O            07/01/13
    0


    1760767          E84/G02             F          135,950.00         ZZ
                                         180        134,675.77          1
    224 GROVENOR                       8.125          1,309.04         61
                                       7.875          1,309.04      225,000.00
    SCHAUMBURG       IL   60193          1            05/28/98         00
    0430864850                           05           07/01/98          0
    25980194                             O            06/01/13
    0


    1760769          E84/G02             F           58,950.00         ZZ
                                         180         58,633.74          2
    609-611 SOUTH 75TH STREET          8.875            593.53         90
                                       8.625            593.53       65,500.00
    KANSAS CITY      KS   66111          1            06/15/98         11
    0430865014                           05           08/01/98         25
    25980241                             N            07/01/13
    0


    1760779          664/G02             F           53,000.00         ZZ
                                         180         52,699.37          1
    1130 NE 24 STREET                  8.250            514.18         55
                                       8.000            514.18       97,000.00
    POMPANO BEACH    FL   33062          5            06/11/98         00
    0430914739                           05           08/01/98          0
1


    2617140                              N            07/01/13
    0


    1760835          H37/G02             F           57,000.00         ZZ
                                         180         56,680.25          1
    83 E CLEVELAND AVENUE              8.375            557.13         68
                                       8.125            557.13       84,000.00
    NEWARK           DE   19711          2            06/02/98         00
    0430889881                           05           08/01/98          0
    00                                   N            07/01/13
    0


    1760884          E22/G02             F           96,800.00         ZZ
                                         180         95,907.82          1
    3818 PRINCE GEORGE LANE            7.375            890.49         80
                                       7.125            890.49      121,000.00
    RIVERBANK        CA   95367          2            05/14/98         00
    0410785489                           05           07/01/98          0
    410785489                            O            06/01/13
    0


    1761041          A26/G02             F          123,500.00         ZZ
                                         180        123,166.20          1
    182 KISWICK STREET                 8.750          1,234.32         65
                                       8.500          1,234.32      190,000.00
    STATEN ISLAND    NY   10306          5            07/24/98         00
    0430954230                           05           09/01/98          0
    00                                   O            08/01/13
    0


    1761085          B75/G02             F          140,000.00         ZZ
                                         180        138,285.87          1
    480 NORTH KAINALU DRIVE            7.250          1,278.01         35
                                       7.000          1,278.01      400,000.00
    KAILUA           HI   96734          1            05/19/98         00
    0430974188                           05           07/01/98          0
    7707433                              O            06/01/13
    0


    1761202          G51/G02             F           29,250.00         ZZ
                                         180         29,172.70          2
    72 NORTH MAIN ST                   9.000            296.68         90
                                       8.750            296.68       32,500.00
    DELEVAN          NY   14042          1            07/17/98         01
    0430921841                           05           09/01/98         25
    0                                    N            08/01/13
    0


1


    1761224          909/G02             F          255,000.00         ZZ
                                         180        253,421.70          1
    15408 SUTTON STREET                7.250          2,327.80         41
                                       7.000          2,327.80      625,000.00
    LOS ANGELES      CA   91403          5            06/03/98         00
    0430879312                           05           08/01/98          0
    6009252                              O            07/01/13
    0


    1761235          E22/G02             F           79,100.00         ZZ
                                         180         78,656.28          2
    1401-1403 BLACKWELL DRIVE          8.375            773.14         90
                                       8.125            773.14       88,000.00
    IRVING           TX   75061          1            06/11/98         10
    0410910749                           05           08/01/98         25
    410910749                            N            07/01/13
    0


    1761264          E22/G02             F           52,500.00         ZZ
                                         180         52,188.46          1
    4805 MCKINLEY AVENUE               7.875            497.94         69
                                       7.625            497.94       77,000.00
    TACOMA           WA   98404          5            06/11/98         00
    0410881338                           05           08/01/98          0
    410881338                            N            07/01/13
    0


    1761279          975/G02             F          288,400.00         ZZ
                                         180        286,633.39          1
    6 MALAGA                           7.375          2,653.06         80
                                       7.125          2,653.06      360,500.00
    IRVINE           CA   92614          3            06/10/98         00
    0430878355                           05           08/01/98          0
    981895                               O            07/01/13
    0


    1761299          E22/G02             F           56,000.00         ZZ
                                         180         55,689.34          1
    4450 NORTH A1A, UNIT #303          8.500            551.45         70
                                       8.250            551.45       80,000.00
    VERO BEACH       FL   32963          5            06/18/98         00
    0410889778                           06           08/01/98          0
    410889778                            N            07/01/13
    0


    1761304          E22/G02             F           58,800.00         ZZ
                                         180         58,462.77          1
    18401 N.E. 20TH COURT              8.125            566.17         70
                                       7.875            566.17       84,000.00
1


    NORTH MIAMI BEA  FL   33021          5            06/18/98         00
    0410892137                           05           08/01/98          0
    410892137                            N            07/01/13
    0


    1761306          E22/G02             F           65,000.00         ZZ
                                         180         64,639.40          2
    405 RIDGE AVE                      8.500            640.08         57
                                       8.250            640.08      115,000.00
    ASBURY PARK      NJ   07712          1            06/18/98         00
    0410851463                           05           08/01/98          0
    410851463                            N            07/01/13
    0


    1761477          E22/G02             F          120,000.00         ZZ
                                         180        118,941.16          1
    138 29 ROAD                        7.875          1,138.14         75
                                       7.625          1,138.14      160,000.00
    GRAND JUNCTON    CO   81503          5            05/22/98         00
    0410867303                           05           07/01/98          0
    410867303                            O            06/01/13
    0


    1761556          637/G02             F          105,000.00         ZZ
                                         180        104,689.78          1
    619 RENALDO ROAD                   7.750            988.34         68
                                       7.500            988.34      155,000.00
    DICKINSON        TX   77539          1            07/01/98         00
    0430979799                           05           09/01/98          0
    0010024362                           O            08/01/13
    0


    1761580          129/G02             F           58,000.00         ZZ
                                         120         57,691.71          1
    387 TWIN LAKES POINT               8.500            719.12         64
                                       8.250            719.12       91,500.00
    SURFSIDE BEACH   SC   29575          2            07/14/98         00
    0430927459                           05           09/01/98          0
    3500187681                           O            08/01/08
    0


    1761598          129/G02             F          113,900.00         ZZ
                                         180        113,570.84          1
    12060 CAVELL ST                    8.000          1,088.49         85
                                       7.750          1,088.49      134,000.00
    LIVONIA          MI   48150          5            07/16/98         10
    0430961185                           05           09/01/98          6
    3500172097                           O            08/01/13
    0
1




    1761610          H22/G02             F          200,000.00         ZZ
                                         180        199,362.12          1
    46-43 241 STREET                   6.875          1,783.71         37
                                       6.625          1,783.71      550,000.00
    DOUGLASTON       NY   11362          5            07/17/98         00
    0430925818                           05           09/01/98          0
    9806037                              O            08/01/13
    0


    1761628          950/G02             F          142,000.00         ZZ
                                         180        141,185.59          1
    10219 NORTHEAST 31ST PLACE         8.125          1,367.29         59
                                       7.875          1,367.29      242,000.00
    BELLEVUE         WA   98004          1            06/11/98         00
    0430870048                           05           08/01/98          0
    052798133                            O            07/01/13
    0


    1761669          E26/G02             F           56,640.00         ZZ
                                         180         56,123.61          1
    423 HIGHLAND CIRCLE                7.500            525.06         80
                                       7.250            525.06       70,800.00
    CLARKSVILLE      TN   37043          5            05/27/98         00
    0430868265                           05           07/01/98          0
    33800589                             O            06/01/13
    0


    1761678          K88/G02             F          262,000.00         ZZ
                                         180        260,395.10          1
    12 BROWNS LANE                     7.375          2,410.20         71
                                       7.125          2,410.20      371,000.00
    ATLANTIC HIGHLA  NJ   07716          2            06/29/98         00
    0430888701                           05           08/01/98          0
    8041                                 O            07/01/13
    0


    1761687          562/562             F           78,500.00         ZZ
                                         180         77,904.20          1
    23 WATER GRANT UNIT 11B            8.250            761.57         79
                                       8.000            761.57      100,000.00
    YONKERS          NY   10705          1            06/19/98         00
    559781                               06           08/01/98          0
    559781                               O            07/01/13
    0


    1761709          F03/G02             F          212,000.00         ZZ
                                         180        210,672.85          1
1


    310 MYRTLE OAK                     7.125          1,920.36         33
                                       6.875          1,920.36      650,000.00
    SAN ANTONIO      TX   78249          2            06/25/98         00
    0430903237                           03           08/01/98          0
    SAT10466                             O            07/01/13
    0


    1761800          F30/G02             F          117,200.00         ZZ
                                         180        116,489.87          1
    3438 LONERIDGE COURT               7.500          1,086.46         80
                                       7.250          1,086.46      146,500.00
    ANTELOPE         CA   95843          1            06/10/98         00
    0430858738                           05           08/01/98          0
    80490                                O            07/01/13
    0


    1761839          H22/G02             F          150,000.00         ZZ
                                         180        149,516.39          2
    748 CRAWFORD AVENUE                6.750          1,327.36         60
                                       6.500          1,327.36      250,000.00
    BROOKLYN         NY   11223          2            07/02/98         00
    0430899955                           07           09/01/98          0
    9806031                              O            08/01/13
    0


    1761843          E01/G02             F          208,000.00         ZZ
                                         180        207,371.81          4
    1324 MANOR AVENUE                  7.500          1,928.19         80
                                       7.250          1,928.19      260,000.00
    BRONX            NY   10472          2            07/09/98         00
    0430905448                           05           09/01/98          0
    982986                               O            08/01/13
    0


    1761857          A80/G02             F           73,800.00         ZZ
                                         180         73,362.50          1
    7701 SW 57TH AVENUE                7.750            694.67         90
    UNIT 1                             7.500            694.67       82,000.00
    MIAMI            FL   33143          1            06/15/98         12
    0430861328                           01           08/01/98         25
    9816551                              N            07/01/13
    0


    1761892          H86/G02             F           45,000.00         ZZ
                                         180         44,715.61          1
    1250 BON AVENUE                    8.500            443.13         59
                                       8.250            443.13       77,000.00
    CASPER           WY   82609          5            06/16/98         00
    0430903120                           05           08/01/98          0
1


    148916                               O            07/01/13
    0


    1761905          B28/G02             F           58,000.00         ZZ
                                         180         57,674.63          1
    1031 MARCELLA STREET NORTHEAST     8.375            566.91         62
                                       8.125            566.91       95,000.00
    ALBUQUERQUE      NM   87112          5            06/15/98         00
    0430889436                           05           08/01/98          0
    05980595                             N            07/01/13
    0


    1761907          E22/G02             F          207,000.00         T
                                         180        205,290.38          1
    17405 SW 35 STREET                 8.625          2,053.61         80
                                       8.375          2,053.61      258,796.00
    MIRAMAR          FL   33029          1            05/14/98         95
    0410849723                           03           07/01/98          0
    410849723                            O            06/01/13
    0


    1761925          E56/G02             F           88,000.00         ZZ
                                         180         87,489.68          1
    12375 HWY 220                      8.000            840.98         80
                                       7.750            840.98      110,000.00
    ATWOOD           TN   38220          1            06/15/98         00
    0430862953                           05           08/01/98          0
    0427984731503                        O            07/01/13
    0


    1761997          811/G02             F           99,250.00         ZZ
                                         180         98,648.63          1
    4450 DOGWOOD CIRCLE                7.500            920.06         80
                                       7.250            920.06      124,120.00
    WESTON           FL   33331          1            06/12/98         00
    0430867903                           03           08/01/98          0
    107070                               O            07/01/13
    0


    1762114          637/G02             F          171,220.00         ZZ
                                         180        169,641.91          1
    3020 SIERRA MILLS LANE             7.375          1,575.10         80
                                       7.125          1,575.10      214,025.00
    SACRAMENTO       CA   95864          1            05/28/98         00
    0430886200                           03           07/01/98          0
    8615171                              O            06/01/13
    0


1


    1762142          637/G02             F           93,000.00         ZZ
                                         180         92,152.08          4
    3420 WELLESLEY DRIVE NE            7.500            862.13         65
                                       7.250            862.13      145,000.00
    ALBUQUERQUE      NM   87107          5            05/14/98         00
    0430864090                           05           07/01/98          0
    0011156817                           N            06/01/13
    0


    1762172          A38/G02             F           30,000.00         ZZ
                                         180         29,818.23          1
    10244 HILLHOUSE LANE               7.500            278.10         66
                                       7.250            278.10       45,500.00
    DALLAS           TX   75227          1            06/22/98         00
    0430922435                           05           08/01/98          0
    1821147                              N            07/01/13
    0


    1762192          A93/G02             F          136,800.00         ZZ
                                         180        136,400.27          2
    2357 EAST 15TH STREET              7.875          1,297.48         95
                                       7.625          1,297.48      144,000.00
    BROOKLYN         NY   11229          1            07/30/98         10
    0430964866                           07           09/01/98         30
    06982073                             O            08/01/13
    0


    1762337          E82/G02             F          149,100.00         T
                                         180        148,254.27          1
    10200 STONE SCHOOL ROAD            8.250          1,446.48         70
                                       8.000          1,446.48      213,000.00
    LOUISVILLE       KY   40059          1            06/24/98         00
    0400126256                           03           08/01/98          0
    400126256                            O            07/01/13
    0


    1762416          E45/G02             F           59,200.00         ZZ
                                         120         57,810.58          1
    6144 WHITE OAK DRIVE               6.875            683.55         80
                                       6.625            683.55       74,000.00
    FLOWERY BRANCH   GA   30542          2            04/18/98         00
    0430868455                           05           06/01/98          0
    36737                                N            05/01/08
    0


    1762477          E22/G02             F          112,600.00         ZZ
                                         180        111,619.49          1
    5014 HOOK HOLLOW CIRCLE            8.000          1,076.06         80
                                       7.750          1,076.06      140,776.00
1


    ORLANDO          FL   32837          1            06/19/98         00
    0410783245                           03           08/01/98          0
    410783245                            O            07/01/13
    0


    1762479          E22/G02             F           14,400.00         ZZ
                                         180         14,321.00          1
    2317 FAIRVIEW                      8.625            142.86         90
                                       8.375            142.86       16,000.00
    WICHITA          KS   67204          1            06/19/98         04
    0410916787                           05           08/01/98         25
    410916787                            N            07/01/13
    0


    1762483          B75/G02             F           60,500.00         ZZ
                                         180         59,823.94          4
    117 WEST MARSHALL STREET           8.500            595.77         55
                                       8.250            595.77      110,000.00
    NORRISTOWN       PA   19401          5            04/08/98         00
    0430959296                           07           06/01/98          0
    7639974                              N            05/01/13
    0


    1762503          E23/G02             F          124,000.00         ZZ
                                         180        123,264.94          1
    6816-6820 CENTRAL AVENUE           7.750          1,167.18         80
                                       7.500          1,167.18      155,000.00
    LEMON GROVE      CA   91945          2            06/16/98         00
    0430892505                           05           08/01/98          0
    10503522                             N            07/01/13
    0


    1762524          E22/G02             F          262,500.00         ZZ
                                         180        260,977.76          1
    2126 PIPPIN COURT                  8.000          2,508.59         75
                                       7.750          2,508.59      350,000.00
    TROY             MI   48098          2            06/08/98         00
    0410880165                           05           08/01/98          0
    410880165                            O            07/01/13
    0


    1762587          E22/G02             F          213,000.00         ZZ
                                         180        211,058.04          1
    6343 TAMALPAIS AVENUE              7.500          1,974.54         66
                                       7.250          1,974.54      325,000.00
    SAN JOSE         CA   95120          1            05/26/98         00
    0410869309                           05           07/01/98          0
    410869309                            O            06/01/13
    0
1




    1762596          403/403             F          260,000.00         ZZ
                                         180        257,629.52          1
    70 BURTON ROAD                     7.500          2,410.24         56
                                       7.250          2,410.24      470,000.00
    SALISBURY        CT   06039          2            05/18/98         00
    6650428                              05           07/01/98          0
    6650428                              O            06/01/13
    0


    1762597          E22/G02             F          116,000.00         ZZ
                                         180        115,312.36          1
    346 WHITE STREET                   7.750          1,091.88         80
                                       7.500          1,091.88      145,000.00
    ROSELLE          NJ   07203          2            06/17/98         00
    0410866347                           05           08/01/98          0
    410866347                            O            07/01/13
    0


    1762599          E22/G02             F          141,000.00         ZZ
                                         180        138,487.08          2
    12 LINDEN AVENUE                   7.875          1,337.32         89
                                       7.625          1,337.32      160,000.00
    JERSEY CITY      NJ   07305          2            02/27/98         04
    0410696082                           05           04/01/98         25
    410696082                            N            03/01/13
    0


    1762615          144/144             F          475,000.00         ZZ
                                         180        475,000.00          1
    44 TRANQUILITY ROAD                7.125          4,302.70         65
                                       6.875          4,302.70      740,000.00
    WESLEY HILLS     NY   10901          2            08/26/98         00
    160625293                            05           10/01/98          0
    160625293                            O            09/01/13
    0


    1762621          E22/G02             F          100,000.00         ZZ
                                         180         99,432.78          4
    1109 HIGHWAY 35                    8.250            970.14         80
                                       8.000            970.14      125,000.00
    ROCKPORT         TX   78382          1            06/16/98         00
    0410910798                           05           08/01/98          0
    410910798                            N            07/01/13
    0


    1762636          B28/G02             F           50,000.00         ZZ
                                         180         49,710.04          2
1


    3928-3928 1/2 HOLLYBROOK           8.000            477.83         59
                                       7.750            477.83       85,500.00
    PUEBLO           CO   81005          5            06/15/98         00
    0430881425                           05           08/01/98          0
    05980561                             N            07/01/13
    0


    1762658          E22/G02             F           80,600.00         T
                                         180         80,122.20          1
    311 189TH STREET                   7.750            758.67         75
                                       7.500            758.67      107,500.00
    MIAMI            FL   33160          1            06/15/98         00
    0410846729                           05           08/01/98          0
    410846729                            O            07/01/13
    0


    1762674          E22/G02             F          148,000.00         ZZ
                                         180        147,103.25          1
    1713 NORTH NANCY LANE              7.500          1,371.98         80
                                       7.250          1,371.98      185,000.00
    SANTA ANA        CA   92706          5            06/17/98         00
    0410905087                           05           08/01/98          0
    410905087                            O            07/01/13
    0


    1762675          623/G02             F           50,000.00         ZZ
                                         180         49,591.63          1
    3395 E ALICE                       8.750            499.72         73
                                       8.500            499.72       68,500.00
    WHITEHALL        MI   49461          1            05/14/98         00
    0430869537                           05           07/01/98          0
    0995788                              O            06/01/13
    0


    1762679          369/G02             F           53,000.00         ZZ
                                         180         52,557.37          1
    2084 GREENWOOD DRIVE               8.500            521.92         52
                                       8.250            521.92      103,000.00
    TALLAHASSEE      FL   32303          1            06/04/98         00
    0430871004                           05           07/01/98          0
    61939773                             O            06/01/13
    0


    1762681          E22/G02             F          152,000.00         ZZ
                                         180        151,027.65          1
    12789 158TH COURT NORTH            6.875          1,355.62         80
                                       6.625          1,355.62      190,000.00
    JUPITER          FL   33478          5            06/16/98         00
    0410893317                           05           08/01/98          0
1


    410893317                            O            07/01/13
    0


    1762692          369/G02             F          128,950.00         ZZ
                                         180        127,799.67          1
    880 TULLY #86                      7.750          1,213.78         75
                                       7.500          1,213.78      171,950.00
    HOUSTON          TX   77079          1            05/27/98         00
    0430870238                           05           07/01/98          0
    61814224                             O            06/01/13
    0


    1762712          B75/G02             F          140,000.00         ZZ
                                         180        138,607.24          1
    5540 NW 76TH PLACE                 8.250          1,358.20         56
                                       8.000          1,358.20      250,000.00
    POMPANO BEACH    FL   33073          5            05/14/98         00
    0430887802                           05           07/01/98          0
    7752272                              O            06/01/13
    0


    1762742          E22/G02             F           56,700.00         ZZ
                                         180         56,381.93          2
    754 JEFFERSON STREET NE            8.375            554.20         70
                                       8.125            554.20       82,000.00
    MINNEAPOLIS      MN   55413          2            06/19/98         00
    0410905624                           05           08/01/98          0
    410905624                            N            07/01/13
    0


    1762829          E22/G02             F           31,900.00         ZZ
                                         180         31,723.03          1
    4907 RAVENS CREST DRIVE            8.500            314.13         75
    UNIT #4907                         8.250            314.13       42,644.00
    PLAINSBORO       NJ   08536          1            06/19/98         00
    0410912232                           01           08/01/98          0
    410912232                            N            07/01/13
    0


    1762867          A48/G02             F           60,000.00         ZZ
                                         180         59,640.40          2
    1704 46TH STREET                   7.625            560.48         18
                                       7.375            560.48      335,000.00
    BROOKLYN         NY   11204          5            06/18/98         00
    0430983817                           05           08/01/98          0
    7212                                 O            07/01/13
    0


1


    1762898          J40/G02             F          119,000.00         ZZ
                                         180        118,302.28          1
    165 POPLAR RIDGE ROAD              7.875          1,128.66         78
                                       7.625          1,128.66      153,200.00
    DAHLONEGA        GA   30533          2            06/11/98         00
    0430872515                           05           08/01/98          0
    7596590                              O            07/01/13
    0


    1762930          559/G02             F           35,000.00         ZZ
                                         180         34,797.03          1
    7167 NORTH 5TH EAST STREET         8.000            334.48         70
                                       7.750            334.48       50,000.00
    IDAHO FALLS      ID   83401          1            06/05/98         00
    0430894139                           05           08/01/98          0
    5476254                              N            07/01/13
    0


    1762943          B75/G02             F           91,700.00         ZZ
                                         180         90,890.86          1
    1326 NORTH BEVERLY DRIVE           7.875            869.73         75
                                       7.625            869.73      123,000.00
    ROUND LAKE       IL   60073          2            05/30/98         00
    0430876698                           05           07/01/98          0
    7976335                              O            06/01/13
    0


    1762993          664/G02             F           56,000.00         ZZ
                                         180         55,571.60          1
    651 SE 8TH AVENUE                  7.375            515.16         17
                                       7.125            515.16      335,000.00
    POMPANO BEACH    FL   33060          1            06/11/98         00
    0430872473                           05           08/01/98          0
    2617132                              O            07/01/13
    0


    1763084          D10/G02             F          139,050.00         ZZ
                                         180        117,589.95          1
    7515 WHITE HAWK DRIVE              7.500          1,289.01         70
                                       7.250          1,289.01      198,700.00
    ANCHORAGE        AK   99507          1            07/01/98         00
    0430916429                           05           08/01/98          0
    9253629                              O            07/01/13
    0


    1763152          E22/G02             F          126,000.00         ZZ
                                         180        125,269.33          1
    10133 HIDDEN MEADOW LANE           8.000          1,204.12         55
                                       7.750          1,204.12      230,000.00
1


    INDIANAPOLIS     IN   46229          5            06/12/98         00
    0410905160                           05           08/01/98          0
    410905160                            O            07/01/13
    0


    1763163          E22/G02             F           40,500.00         ZZ
                                         180         40,144.34          1
    1405 SOUTH TENNESSE STREE          8.000            387.04         90
                                       7.750            387.04       45,000.00
    MCKINNEY         TX   75069          1            05/26/98         10
    0410887079                           05           07/01/98         25
    410887079                            N            06/01/13
    0


    1763170          E22/G02             F          104,600.00         ZZ
                                         180        103,973.11          1
    9249 ASHLEY TERRACE                7.625            977.10         80
                                       7.375            977.10      132,000.00
    MINNEAPOLIS      MN   55443          2            06/12/98         00
    0410874135                           05           08/01/98          0
    410874135                            O            07/01/13
    0


    1763173          E22/G02             F          164,000.00         ZZ
                                         180        163,048.96          1
    3010 COURT DRIVE                   8.000          1,567.27         72
                                       7.750          1,567.27      228,000.00
    LOWELL           MI   49331          5            06/12/98         00
    0410906481                           05           08/01/98          0
    410906481                            O            07/01/13
    0


    1763232          E26/G02             F           52,500.00         ZZ
                                         180         52,096.61          1
    6415 VILLAGE LANE                  8.000            501.72         68
                                       7.750            501.72       78,000.00
    COLORADO SPRING  CO   80918          5            06/16/98         00
    0430996454                           01           08/01/98          0
    32800169                             N            07/01/13
    0


    1763239          E22/G02             F           62,000.00         ZZ
                                         180         61,615.54          1
    447 NIAGARA                        7.750            583.59         75
                                       7.500            583.59       82,900.00
    PARK FOREST      IL   60466          5            06/18/98         00
    0410914113                           05           08/01/98          0
    410914113                            O            07/01/13
    0
1




    1763253          E45/E45             F          231,000.00         ZZ
                                         180        228,685.16          1
    1169 CHAMBORD WAY NE               7.625          2,157.84         70
                                       7.375          2,157.84      330,000.00
    ATLANTA          GA   30319          2            05/22/98         00
    38627                                05           07/01/98          0
    38627                                O            06/01/13
    0


    1763262          766/G02             F           64,500.00         ZZ
                                         180         64,033.00          1
    3464 MERIDIAN AVE                  7.875            611.75         26
                                       7.625            611.75      250,000.00
    MIAMI BEACH      FL   33140          2            06/19/98         00
    0430877308                           05           08/01/98          0
    0234                                 O            07/01/13
    0


    1763365          225/225             F           41,650.00         ZZ
                                         120         41,196.30          1
    707 NORTH FOREST                   8.125            508.09         85
                                       7.875            508.09       49,000.00
    INDEPENDENCE     MO   64050          5            06/05/98         12
    0000                                 05           08/01/98         12
    0000                                 O            07/01/08
    0


    1763418          E22/G02             F           85,000.00         ZZ
                                         180         84,507.10          1
    4175 FISHER ROAD                   8.000            812.30         53
                                       7.750            812.30      162,000.00
    BURTCHEVILLE TW  MI   48059          5            06/18/98         00
    0410899108                           05           08/01/98          0
    410899108                            O            07/01/13
    0


    1763505          E22/G02             F           79,900.00         ZZ
                                         180         79,426.36          1
    821 SANDHURST DRIVE                7.750            752.08         80
                                       7.500            752.08       99,900.00
    PLANO            TX   75025          1            06/22/98         00
    0410905947                           05           08/01/98          0
    410905947                            N            07/01/13
    0


    1763539          180/G02             F          102,150.00         ZZ
                                         180        101,867.65          4
1


    12702 LEADER                       8.500          1,005.91         90
                                       8.250          1,005.91      113,500.00
    HOUSTON          TX   77072          1            07/08/98         04
    0430967000                           05           09/01/98         25
    0012999546                           N            08/01/13
    0


    1763556          E22/G02             F           57,300.00         ZZ
                                         180         56,971.37          1
    1555 WEST JAY STREET               8.125            551.73         75
                                       7.875            551.73       76,500.00
    PASCO            WA   99301          5            06/04/98         00
    0410813570                           05           08/01/98          0
    410813570                            N            07/01/13
    0


    1763580          E22/G02             F          140,900.00         ZZ
                                         180        140,055.55          1
    954 WEWANNA AVENUE                 7.625          1,316.19         75
                                       7.375          1,316.19      190,000.00
    UNION            NJ   07083          5            06/18/98         00
    0410869044                           05           08/01/98          0
    410869044                            O            07/01/13
    0


    1763737          E22/G02             F           46,500.00         ZZ
                                         180         46,221.32          1
    2809 COPELAND STREET               7.625            434.37         75
                                       7.375            434.37       62,000.00
    KNOXVILLE        TN   37917          5            06/19/98         00
    0410892202                           05           08/01/98          0
    410892202                            O            07/01/13
    0


    1763740          E22/G02             F          140,000.00         ZZ
                                         180        139,151.72          1
    10217 GERONIMO DRIVE               7.500          1,297.82         80
                                       7.250          1,297.82      175,000.00
    NORMAN           OK   73071          1            06/23/98         00
    0410912638                           05           08/01/98          0
    410912638                            O            07/01/13
    0


    1763768          E22/G02             F           66,400.00         ZZ
                                         180         66,006.38          1
    19 NORTHWEST 6TH AVENUE            7.750            625.01         80
                                       7.500            625.01       83,000.00
    MILTON FREEWATE  OR   97862          5            06/16/98         00
    0410870596                           05           08/01/98          0
1


    410870596                            O            07/01/13
    0


    1763788          E22/G02             F           91,000.00         ZZ
                                         180         90,466.45          3
    5644 ELLSWORTH&3819/3823           7.875            863.09         70
                                       7.625            863.09      130,000.00
    DALLAS           TX   75206          5            06/25/98         00
    0410883995                           05           08/01/98          0
    410883995                            N            07/01/13
    0


    1763800          134/G02             F          145,000.00         ZZ
                                         180        144,159.14          1
    8565 PLEASANT COVE DRIVE           8.000          1,385.70         64
                                       7.750          1,385.70      230,000.00
    LA PAZ COUNTY    AZ   85344          5            06/10/98         00
    0430869933                           05           08/01/98          0
    59271777                             O            07/01/13
    0


    1763879          E22/G02             F          135,450.00         ZZ
                                         180        134,664.53          1
    976 164TH AVENUE SOUTHEAST         8.000          1,294.43         90
                                       7.750          1,294.43      150,500.00
    BELLEVUE         WA   98008          1            06/18/98         04
    0410905236                           05           08/01/98         25
    410905236                            N            07/01/13
    0


    1763897          G41/G02             F           58,000.00         ZZ
                                         180         57,471.20          1
    1877 LUPINE DRIVE                  7.500            537.67         70
                                       7.250            537.67       83,000.00
    WILLITS          CA   95490          5            05/29/98         00
    0430975995                           05           07/01/98          0
    62100450                             O            06/01/13
    0


    1763963          H22/G02             F          266,500.00         ZZ
                                         180        266,500.00          2
    32-43 33 STREET                    7.375          2,451.60         74
                                       7.125          2,451.60      362,000.00
    ASTORIA          NY   11106          1            08/04/98         00
    0430960948                           05           10/01/98          0
    9806034                              O            09/01/13
    0


1


    1763985          E22/G02             F           79,300.00         ZZ
                                         180         78,835.06          1
    1402 VERA CRUZ LANE                7.875            752.12         70
                                       7.625            752.12      113,300.00
    WESTON           FL   33327          1            06/26/98         00
    0410916498                           09           08/01/98          0
    410916498                            O            07/01/13
    0


    1763987          E22/G02             F           43,400.00         ZZ
                                         180         43,159.23          1
    1652 LISCOMB ROAD                  8.500            427.38         70
                                       8.250            427.38       62,000.00
    COLUMBUS         OH   43206          5            06/25/98         00
    0410925093                           05           08/01/98          0
    410925093                            N            07/01/13
    0


    1764019          E22/G02             F          134,000.00         ZZ
                                         180        133,170.18          1
    7 ALTON WAY                        7.250          1,223.24         63
                                       7.000          1,223.24      214,100.00
    WASHINGTON TOWN  NJ   08080          2            06/12/98         00
    0410820062                           05           08/01/98          0
    410820062                            O            07/01/13
    0


    1764036          E22/G02             F           50,000.00         ZZ
                                         180         49,283.57          2
    203 LIBERTY AVENUE                 8.250            485.08         59
                                       8.000            485.08       85,000.00
    JERSEY CITY      NJ   07306          1            03/10/98         00
    0410686471                           05           05/01/98          0
    410686471                            O            04/01/13
    0


    1764039          134/G02             F           95,400.00         ZZ
                                         180         94,494.90          1
    410 COLLEGE ST                     8.500            939.45         90
                                       8.250            939.45      106,000.00
    FINDLAY          OH   45840          1            05/29/98         14
    0430873760                           05           07/01/98         20
    59302437                             N            06/01/13
    0


    1764086          G41/G02             F          228,500.00         ZZ
                                         180        227,809.91          1
    11205 BOBCAT LANE                  7.500          2,118.22         77
                                       7.250          2,118.22      300,000.00
1


    ARROYO GRANDE    CA   93420          2            07/20/98         00
    0430993477                           05           09/01/98          0
    0000                                 O            08/01/13
    0


    1764111          225/225             F           65,000.00         ZZ
                                         180         64,618.88          1
    1660 SHERMAN MT ZION               7.875            616.50         39
                                       7.625            616.50      170,000.00
    DRY RIDGE        KY   41035          2            06/10/98         00
    7027283                              05           08/01/98          0
    7027283                              O            07/01/13
    0


    1764120          225/225             F          105,000.00         ZZ
                                         180        104,277.17          1
    9128 RENDALIA STREET               7.375            965.92         59
                                       7.125            965.92      180,500.00
    BELLFLOWER       CA   90706          2            06/01/98         00
    7026572                              05           08/01/98          0
    7026572                              O            07/01/13
    0


    1764127          E22/G02             F          235,500.00         ZZ
                                         180        234,057.42          1
    8908 196TH STREET SOUTHEAST        7.375          2,166.42         73
                                       7.125          2,166.42      324,000.00
    SNOHOMISH        WA   98296          2            06/02/98         00
    0410884324                           05           08/01/98          0
    410884324                            O            07/01/13
    0


    1764133          E22/G02             F          120,000.00         ZZ
                                         120        118,409.36          1
    5401 OAKLEAF CIRCLE                7.000          1,393.30         57
                                       6.750          1,393.30      212,000.00
    PLACERVILLE      CA   95667          2            06/01/98         00
    0410890149                           05           08/01/98          0
    410890149                            O            07/01/08
    0


    1764231          003/G02             F          192,600.00         ZZ
                                         180        191,531.51          1
    2606 NE 32ND AVENUE                8.500          1,896.61         90
                                       8.250          1,896.61      214,000.00
    FORT LAUDERDALE  FL   33308          1            06/22/98         12
    0430880724                           05           08/01/98         25
    10466530                             N            07/01/13
    0
1




    1764321          966/G02             F           69,000.00         ZZ
                                         180         68,343.11          1
    1841 OAKS SQUARE                   7.000            620.19         78
                                       6.750            620.19       89,000.00
    CANTON           TX   75103          1            05/28/98         00
    0430871111                           05           07/01/98          0
    30006536                             O            06/01/13
    0


    1764341          E22/G02             F           58,000.00         ZZ
                                         180         57,656.18          1
    5105 WHITEHAVEN DRIVE              7.750            545.94         80
                                       7.500            545.94       72,500.00
    GARLAND          TX   75043          1            06/26/98         00
    0410920615                           05           08/01/98          0
    410920615                            O            07/01/13
    0


    1764534          E22/G02             F           68,000.00         ZZ
                                         180         67,803.49          2
    2504 & 2506 ROCKWOOD DRIVE         8.000            649.84         73
                                       7.750            649.84       94,000.00
    RALEIGH          NC   27610          2            06/18/98         00
    0410904379                           05           09/01/98          0
    410904379                            N            08/01/13
    0


    1764538          766/G02             F           50,000.00         ZZ
                                         180         49,697.04          4
    1907 142ND AVENUE E #K-N           7.500            463.51         63
                                       7.250            463.51       80,000.00
    TAMPA            FL   33604          1            06/24/98         00
    0430882878                           05           08/01/98          0
    98AH0065                             N            07/01/13
    0


    1764540          766/G02             F           50,000.00         ZZ
                                         180         49,697.04          4
    1907 142ND AVENUE E #C-F           7.500            463.51         63
                                       7.250            463.51       80,000.00
    TAMPA            FL   33604          1            06/24/98         00
    0430883678                           05           08/01/98          0
    98AH0064                             N            07/01/13
    0


    1764543          766/G02             F           50,000.00         ZZ
                                         180         49,697.04          4
1


    1907 142ND AVENUE E #G-J           7.500            463.51         63
                                       7.250            463.51       80,000.00
    TAMPA            FL   33604          1            06/24/98         00
    0430881367                           05           08/01/98          0
    98AH0066                             N            07/01/13
    0


    1764560          A37/G02             F           81,600.00         ZZ
                                         180         81,126.81          1
    503 DUBOIS ROAD                    8.000            779.81         85
                                       7.750            779.81       96,000.00
    BOLINGBROOK      IL   60440          5            06/16/98         14
    0430879080                           07           08/01/98         25
    98101966                             O            07/01/13
    0


    1764646          225/225             F          135,000.00         ZZ
                                         180        134,182.01          1
    14254 214TH AVE NW                 7.500          1,251.47         72
                                       7.250          1,251.47      189,000.00
    ELK RIVER        MN   55330          1            06/08/98         00
    7022990                              05           08/01/98          0
    7022990                              O            07/01/13
    0


    1764648          225/225             F          120,000.00         ZZ
                                         180        118,941.16          1
    525 LOMBARD STREET                 7.875          1,138.14         80
                                       7.625          1,138.14      150,000.00
    NORTH BABYLON    NY   11703          2            05/20/98         00
    7020664                              05           07/01/98          0
    7020664                              O            06/01/13
    0


    1764731          180/G02             F           49,500.00         ZZ
                                         180         49,219.22          1
    2017 GREENWOOD DRIVE               8.250            480.22         90
                                       8.000            480.22       55,000.00
    CARROLLTON       TX   75007          1            06/09/98         04
    0430887158                           05           08/01/98         25
    0012899977                           N            07/01/13
    0


    1764750          561/561             F           93,900.00         ZZ
                                         180         93,331.04          1
    25 N STREET NW                     7.500            870.47         85
                                       7.250            870.47      110,500.00
    WASHINGTON       DC   20001          5            06/05/98         10
    0000                                 05           08/01/98         12
1


    0000                                 O            07/01/13
    0


    1764804          957/G02             F           72,800.00         ZZ
                                         180         72,373.14          1
    558 BRIARCLIFF DRIVE               7.875            690.48         80
                                       7.625            690.48       91,000.00
    GARLAND          TX   75043          2            06/22/98         00
    0430879932                           05           08/01/98          0
    0280010                              N            07/01/13
    0


    1764892          957/G02             F           66,400.00         ZZ
                                         180         66,010.67          1
    565 BRIARCLIFF DRIVE               7.875            629.78         75
                                       7.625            629.78       89,000.00
    GARLAND          TX   75043          2            06/22/98         00
    0430879874                           05           08/01/98          0
    0280012                              N            07/01/13
    0


    1764905          957/G02             F           71,200.00         ZZ
                                         180         70,782.53          1
    554 BRIARCLIFF DRIVE               7.875            675.30         80
                                       7.625            675.30       89,000.00
    GARLAND          TX   75043          2            06/22/98         00
    0430881334                           05           08/01/98          0
    0280011                              N            07/01/13
    0


    1764955          B75/G02             F          130,000.00         ZZ
                                         180        128,801.84          1
    4523 EAST LIBBY STREET             7.375          1,195.90         80
                                       7.125          1,195.90      164,000.00
    PHOENIX          AZ   85032          2            05/28/98         00
    0430927921                           03           07/01/98          0
    7618309                              O            06/01/13
    0


    1765120          E26/G02             F          350,000.00         ZZ
                                         180        346,739.04          1
    13216 LANTERN HOLLOW DRIVE         7.250          3,195.03         70
                                       7.000          3,195.03      500,000.00
    GAITHERSBURG     MD   20878          5            05/26/98         00
    0430880963                           05           07/01/98          0
    45800559                             O            06/01/13
    0


1


    1765156          637/G02             F          116,500.00         ZZ
                                         180        115,337.24          2
    114-116 CONCORD STREET             7.500          1,079.97         80
                                       7.250          1,079.97      146,000.00
    PORTLAND         ME   04103          2            06/02/98         00
    0430878892                           05           07/01/98          0
    8655318                              N            06/01/13
    0


    1765179          B75/G02             F          119,000.00         ZZ
                                         180        117,922.44          1
    1837 WEST 150 NORTH                8.125          1,145.83         85
                                       7.875          1,145.83      140,000.00
    WEST POINT       UT   84015          5            05/21/98         01
    0430887489                           05           07/01/98         17
    00                                   O            06/01/13
    0


    1765243          E26/G02             F           59,500.00         ZZ
                                         180         59,173.16          1
    21 ARLINGTON AVENUE                8.750            594.68         70
                                       8.500            594.68       85,000.00
    ASHEVILLE        NC   28801          5            06/16/98         00
    0430886903                           05           08/01/98          0
    33800546                             N            07/01/13
    0


    1765312          G82/G02             F           62,600.00         T
                                         180         61,573.83          1
    17235 PEBBLE BEACH                 8.375            611.87         55
    #802H                              8.125            611.87      115,000.00
    SAN ANTONIO      TX   78248          2            07/16/98         00
    0430920322                           01           09/01/98          0
    980127103                            O            08/01/13
    0


    1765457          267/267             F           65,000.00         ZZ
                                         180         64,588.66          1
    30546 TITAN DRIVE                  7.000            584.24         47
                                       6.750            584.24      140,900.00
    COARSEGOLD       CA   93614          1            06/11/98         00
    4234041                              03           08/01/98          0
    4234041                              O            07/01/13
    0


    1765522          375/G02             F          108,820.00         ZZ
                                         180        107,404.72          1
    1014 FAUSTINA DRIVE                6.750            962.96         69
                                       6.500            962.96      160,000.00
1


    WEST CHESTER     PA   19382          2            05/01/98         00
    0430883991                           05           06/01/98          0
    733026                               O            05/01/13
    0


    1765523          375/G02             F           68,950.00         ZZ
                                         180         68,123.80          3
    1811 PRINCETON STREET NORTH        7.750            649.01         60
                                       7.500            649.01      115,000.00
    LAS VEGAS        NV   89030          5            04/15/98         00
    0430883140                           05           06/01/98          0
    81HUNT                               N            05/01/13
    0


    1765571          105/G02             F          450,000.00         ZZ
                                         180        448,655.80          1
    1790 WOODSMAN COURT                7.625          4,203.58         65
                                       7.375          4,203.58      700,000.00
    PLACERVILLE      CA   95667          5            07/17/98         00
    0430966291                           05           09/01/98          0
    1180017                              O            08/01/13
    0


    1765614          830/G02             F           50,500.00         ZZ
                                         180         50,210.36          1
    1405 WINDING WAY                   8.125            486.26         55
                                       7.875            486.26       92,000.00
    TAYLORS          SC   29687          5            06/26/98         00
    0430912196                           03           08/01/98          0
    537134                               N            07/01/13
    0


    1765622          830/G02             F           55,000.00         ZZ
                                         180         54,684.55          1
    105 BUCKINGHAM WAY                 8.125            529.59         49
                                       7.875            529.59      114,000.00
    TAYLORS          SC   29687          5            06/26/98         00
    0430911917                           05           08/01/98          0
    535694                               N            07/01/13
    0


    1765636          830/G02             F           50,500.00         ZZ
                                         180         50,210.36          1
    1403 WINDING WAY                   8.125            486.26         55
                                       7.875            486.26       92,000.00
    TAYLORS          SC   29687          5            06/26/98         00
    0430912097                           05           08/01/98          0
    536736                               N            07/01/13
    0
1




    1765638          375/G02             F          102,000.00         ZZ
                                         180        100,803.16          1
    140 FAIRFIELD DR.                  7.000            916.81         66
                                       6.750            916.81      155,000.00
    MONESSEN         PA   15062          5            05/18/98         00
    0430883090                           05           07/01/98          0
    0047102082                           O            06/01/13
    0


    1765765          957/G02             F          350,000.00         ZZ
                                         180        347,785.10          1
    4315 SOUTHERN AVENUE               7.000          3,145.90         65
                                       6.750          3,145.90      545,000.00
    HIGHLAND PARK    TX   75205          5            06/23/98         00
    0430887372                           05           08/01/98          0
    0282386                              O            07/01/13
    0


    1765781          G51/G02             F           60,000.00         ZZ
                                         180         59,636.45          1
    4400 ALTA DR                       7.500            556.21         80
                                       7.250            556.21       75,000.00
    LAS VEGAS        NV   89107          1            06/25/98         00
    0430952176                           05           08/01/98          0
    UNKNOWN                              N            07/01/13
    0


    1765858          E22/G02             F           15,300.00         ZZ
                                         180         15,217.91          1
    601 EAST GUM ROAD                  8.875            154.05         90
                                       8.625            154.05       17,000.00
    GREENVILLE       NC   27834          1            06/24/98         12
    0410909246                           05           08/01/98         20
    410909246                            N            07/01/13
    0


    1765861          E22/G02             F           63,100.00         ZZ
                                         180         62,749.94          1
    23723 SUMMER PINE DRIVE            8.500            621.37         70
                                       8.250            621.37       90,200.00
    SPRING           TX   77373          2            06/25/98         00
    0410840227                           03           08/01/98          0
    410840227                            N            07/01/13
    0


    1765903          E35/G02             F           31,500.00         ZZ
                                         180         31,411.95          1
1


    10315 NW 9TH ST CIR UNIT14-204     8.375            307.89         49
                                       8.125            307.89       65,000.00
    MIAMI            FL   33176          1            07/17/98         00
    0430912766                           08           09/01/98          0
    0292791                              N            08/01/13
    0


    1765987          354/354             F           38,400.00         ZZ
                                         180         37,837.66          1
    14501 SOUTHWEST 88TH STREET        8.000            366.98         80
    UNIT #203H                         7.750            366.98       48,000.00
    MIAMI            FL   33186          1            04/03/98         00
    25902503                             01           05/01/98          0
    25902503                             O            04/01/13
    0


    1765988          354/354             F           53,500.00         ZZ
                                         180         52,905.98          1
    310 NORTH 9TH STREET               7.375            492.16         53
                                       7.125            492.16      102,000.00
    SELAH            WA   98942          5            05/08/98         00
    26219741                             05           07/01/98          0
    26219741                             O            06/01/13
    0


    1765989          354/354             F           64,195.00         ZZ
                                         180         63,403.67          1
    9720 ROYERTON DRIVE                7.375            590.55         70
                                       7.125            590.55       93,000.00
    RICHMOND         VA   23228          5            04/17/98         00
    26233841                             05           06/01/98          0
    26233841                             O            05/01/13
    0


    1765990          354/354             F          105,750.00         ZZ
                                         180        103,889.55          1
    5101 WEST STREETSBORO              7.250            965.36         46
                                       7.000            965.36      230,000.00
    RICHFIELD TOWNS  OH   44286          2            05/11/98         00
    26277657                             05           07/01/98          0
    26277657                             O            06/01/13
    0


    1765992          354/354             F           51,000.00         ZZ
                                         180         50,287.73          1
    1158 ASHEVILLE HWY                 7.750            480.06         75
                                       7.500            480.06       68,000.00
    PISGAH FOREST    NC   28768          2            05/04/98         00
    26334086                             05           06/01/98          0
1


    26334086                             O            05/01/13
    0


    1765993          354/354             F           68,000.00         ZZ
                                         180         67,161.78          1
    1700 LEXINGTON DRIVE               7.375            625.55         80
                                       7.125            625.55       85,000.00
    ENNIS            TX   75119          1            04/30/98         00
    26363382                             05           06/01/98          0
    26363382                             O            05/01/13
    0


    1765994          354/354             F           82,500.00         ZZ
                                         180         81,755.97          1
    309 JENNY'S ROW                    7.625            770.66         75
                                       7.375            770.66      110,000.00
    WOODSTOCK        GA   30189          5            05/21/98         00
    26387373                             05           07/01/98          0
    26387373                             O            06/01/13
    0


    1765996          354/354             F          153,200.00         ZZ
                                         180        151,757.60          1
    4716 MAGNOLIA RIDGE DRIVE          7.625          1,431.09         80
                                       7.375          1,431.09      191,500.00
    WAXHAW           NC   28173          1            05/11/98         00
    26400861                             03           07/01/98          0
    26400861                             O            06/01/13
    0


    1766006          G41/G02             F           50,000.00         ZZ
                                         180         49,710.04          1
    1004 LODI STREET                   8.000            477.83         30
                                       7.750            477.83      169,950.00
    SANTA ROSA       CA   95401          1            06/17/98         00
    0430894279                           05           08/01/98          0
    61101399                             N            07/01/13
    0


    1766036          B28/G02             F           66,000.00         ZZ
                                         180         65,633.85          2
    1081 ST MATTHEW AVE AND            8.500            649.93         42
    586 KNOB HILL DR                   8.250            649.93      158,400.00
    OLD MONROE       MO   63366          2            06/17/98         00
    0430894840                           05           08/01/98          0
    980281P                              N            07/01/13
    0


1


    1766117          637/G02             F           54,000.00         ZZ
                                         180         53,833.30          1
    8208 NW 97ST TERRACE               7.250            492.95         54
                                       7.000            492.95      101,000.00
    TAMARAC          FL   33321          2            07/15/98         00
    0431008705                           03           09/01/98          0
    8695710                              O            08/01/13
    0


    1766306          B81/G02             F          200,000.00         ZZ
                                         180        198,827.36          1
    3660 NORTH POINT DRIVE             7.875          1,896.90         30
                                       7.625          1,896.90      675,000.00
    ANCHORAGE        AK   99515          5            06/23/98         00
    0430885368                           05           08/01/98          0
    981817                               O            07/01/13
    0


    1766375          B96/G02             F           98,000.00         ZZ
                                         180         97,406.19          1
    128 FORREST LANE                   7.500            908.48         63
                                       7.250            908.48      157,000.00
    MERIDIANVILLE    AL   35759          2            07/16/98         00
    0430918540                           05           08/01/98          0
    1766375                              O            07/01/13
    0


    1766670          H93/G02             F           70,400.00         ZZ
                                         180         70,013.78          2
    5208-10 FARLEY COURT               8.625            698.42         80
                                       8.375            698.42       88,000.00
    MERRIAM          KS   66203          1            06/17/98         00
    0430903153                           05           08/01/98          0
    9838566                              N            07/01/13
    0


    1766751          225/225             F          107,250.00         ZZ
                                         180        106,600.14          4
    436 PARKSIDE AVENUE                7.500            994.23         65
                                       7.250            994.23      165,000.00
    ONTARIO          CA   91764          5            06/16/98         00
    7031568                              05           08/01/98          0
    7031568                              N            07/01/13
    0


    1767646          A22/G02             F          118,000.00         ZZ
                                         180        117,643.63          1
    59 BROOK ROAD                      7.500          1,093.87         52
                                       7.250          1,093.87      230,000.00
1


    VALLEY STREAM    NY   11580          5            07/21/98         00
    0430921049                           05           09/01/98          0
    98286                                O            08/01/13
    0


    1768554          927/G02             F           62,850.00         ZZ
                                         180         62,477.42          1
    540 WELLINGTON WAY                 7.750            591.60         60
                                       7.500            591.60      105,000.00
    RENO             NV   89506          2            06/23/98         00
    0430901645                           05           08/01/98          0
    357343                               N            07/01/13
    0


    1768556          927/G02             F           76,000.00         ZZ
                                         180         75,534.44          1
    1931 EMPIRE ROAD                   7.375            699.15         60
                                       7.125            699.15      127,000.00
    RENO             NV   89511          5            06/08/98         00
    0430900571                           03           08/01/98          0
    357335                               N            07/01/13
    0


    1768592          E82/G02             F           50,000.00         ZZ
                                         180         49,855.50          1
    8192 DAVID LANE                    8.000            477.83         59
                                       7.750            477.83       85,000.00
    BALDWINSVILLE    NY   13027          1            07/06/98         00
    0400129102                           05           09/01/98          0
    0400129102                           O            08/01/13
    0


    1768618          377/377             F           45,000.00         ZZ
                                         180         44,615.80          1
    900 PARK STREET                    8.250            436.56         70
                                       8.000            436.56       65,000.00
    LOGANVILLE       GA   30249          5            05/26/98         00
    6746390                              05           07/01/98          0
    6746390                              N            06/01/13
    0


    1768627          E22/G02             F           88,000.00         ZZ
                                         180         85,877.54          1
    1905 S 60TH CT                     7.250            803.32         78
                                       7.000            803.32      113,000.00
    CICERO           IL   60804          5            06/22/98         00
    0410865281                           05           08/01/98          0
    410865281                            O            07/01/13
    0
1




    1768630          E22/G02             F           58,400.00         ZZ
                                         180         58,053.80          4
    4625 DEEDA DRIVE                   7.750            549.71         80
                                       7.500            549.71       73,000.00
    HOUSTON          TX   77017          1            06/30/98         00
    0410923650                           05           08/01/98          0
    410923650                            O            07/01/13
    0


    1768723          K50/G02             F           66,000.00         ZZ
                                         180         65,613.03          1
    755 HOLLY STREET                   7.875            625.98         63
                                       7.625            625.98      105,000.00
    MEMPHIS          TN   38112          5            06/22/98         00
    0430890947                           05           08/01/98          0
    985000M                              O            07/01/13
    0


    1768870          450/G02             F          150,000.00         ZZ
                                         180        149,091.13          1
    43237 TUSCANY DR                   7.500          1,390.52         50
                                       7.250          1,390.52      301,000.00
    STERLING HEIGHT  MI   48314          1            06/23/98         00
    0430887943                           05           08/01/98          0
    4501904                              O            07/01/13
    0


    1768930          129/G02             F           80,750.00         ZZ
                                         180         80,750.00          1
    3337 ROBINSON ROAD                 7.125            731.46         85
                                       6.875            731.46       95,000.00
    JACKSON          MI   49203          5            08/01/98         10
    0431009018                           05           10/01/98         12
    3500156041                           O            09/01/13
    0


    1768972          B75/G02             F           64,500.00         ZZ
                                         180         64,309.44          1
    2559 FULTON CT                     7.750            607.12         78
                                       7.500            607.12       83,100.00
    MELBOURNE        FL   32935          2            07/21/98         00
    0430989913                           05           09/01/98          0
    7770266                              O            08/01/13
    0


    1769212          H49/G02             F           53,550.00         ZZ
                                         180         53,390.04          1
1


    1105 MELBOURNE                     7.625            500.23         85
                                       7.375            500.23       63,000.00
    NEW HAVEN        IN   46774          5            07/17/98         23
    0430931493                           05           09/01/98          0
    0012497251                           O            08/01/13
    0


    1769258          E22/G02             F           76,000.00         ZZ
                                         180         75,539.51          1
    3333 NEW ENGLAND DR.               7.500            704.53         88
                                       7.250            704.53       87,000.00
    ROCKFORD         IL   61109          2            06/24/98         04
    0410912968                           05           08/01/98         25
    410912968                            O            07/01/13
    0


    1769294          830/G02             F           57,600.00         ZZ
                                         180         57,247.16          1
    524 W 31ST STREET                  7.375            529.88         80
                                       7.125            529.88       72,000.00
    DAVENPORT        IA   52803          5            06/25/98         00
    0430954198                           05           08/01/98          0
    538264                               O            07/01/13
    0


    1769305          830/830             F          117,000.00         ZZ
                                         180        115,795.62          1
    3140 E MORNINGSIDE CIRCLE          7.625          1,092.93         62
                                       7.375          1,092.93      189,500.00
    SALT LAKE CITY   UT   84124          5            06/24/98         00
    538498                               05           08/01/98          0
    538498                               O            07/01/13
    0


    1769312          K21/G02             F          116,000.00         ZZ
                                         180        115,626.01          1
    14144 DICKENS STREET #213          6.750          1,026.49         80
                                       6.500          1,026.49      145,000.00
    SHERMAN OAKS     CA   91423          1            07/21/98         00
    0430926899                           01           09/01/98          0
    9899868                              O            08/01/13
    0


    1769354          E84/G02             F          637,500.00         ZZ
                                         180        633,679.30          1
    10158 SOUTH 71ST EAST AVENUE       7.625          5,955.08         75
                                       7.375          5,955.08      850,000.00
    TULSA            OK   74133          5            06/19/98         00
    0430900589                           05           08/01/98          0
1


    26980089                             O            07/01/13
    0


    1769358          A37/G02             F           92,000.00         ZZ
                                         180         91,460.58          1
    1318 WEBSTER AVENUE                7.875            872.58         80
                                       7.625            872.58      115,000.00
    EAU CLAIRE       WI   54701          1            06/25/98         00
    0430890004                           05           08/01/98          0
    10001831                             O            07/01/13
    0


    1769405          E22/G02             F          112,000.00         ZZ
                                         180        111,283.53          1
    14 MARSHALL WAY                    6.875            998.88         80
                                       6.625            998.88      140,000.00
    VALLEJO          CA   94589          2            06/24/98         00
    0410918858                           05           08/01/98          0
    410918858                            O            07/01/13
    0


    1769803          229/G02             F           31,850.00         ZZ
                                         180         31,761.96          1
    646 SOUTH BARLOW                   8.500            313.64         65
                                       8.250            313.64       49,000.00
    WICHITA          KS   67207          5            07/20/98         00
    0430997759                           05           09/01/98          0
    0016076986                           O            08/01/13
    0


    1770069          561/561             F          488,000.00         T
                                         180        474,109.71          1
    186 OCEAN WAY COURT                7.250          4,454.78         80
                                       7.000          4,454.78      610,000.00
    DUCK             NC   27949          1            11/06/97         00
    9149923                              05           01/01/98          0
    9149923                              O            12/01/12
    0


    1770082          076/076             F           16,200.00         ZZ
                                         180         14,634.18          1
    5921 N CLAIBORNE AVENUE            7.875            153.65         90
                                       7.625            153.65       18,000.00
    NEW ORLEANS      LA   70117          1            01/29/98         12
    90010227                             05           03/01/98         25
    90010227                             N            02/01/13
    0


1


    1770096          267/267             F          400,000.00         ZZ
                                         180        397,385.39          1
    1244 VIA BARRANCA                  6.625          3,511.98         56
                                       6.375          3,511.98      720,000.00
    LA JOLLA         CA   92037          5            06/18/98         00
    4253744                              05           08/01/98          0
    4253744                              O            07/01/13
    0


    1770101          267/267             F          224,999.00         ZZ
                                         180        223,575.12          1
    509 SAVONA WAY                     7.000          2,022.36         62
                                       6.750          2,022.36      365,000.00
    AGOURA HILLS     CA   91301          2            06/18/98         00
    4262167                              05           08/01/98          0
    4262167                              O            07/01/13
    0


    1770106          267/267             F          101,300.00         ZZ
                                         180        100,658.93          1
    2536 SPRUCE STREET                 7.000            910.52         76
                                       6.750            910.52      135,000.00
    BAKERSFIELD      CA   93301          2            06/19/98         00
    4261454                              05           08/01/98          0
    4261454                              O            07/01/13
    0


    1770157          209/G02             F           86,000.00         ZZ
                                         180         85,745.92          1
    228 LISA DRIVE                     7.750            809.50         56
                                       7.500            809.50      155,000.00
    NEWPORT NEWS     VA   23606          5            07/22/98         00
    0430965020                           05           09/01/98          0
    981836568                            O            08/01/13
    0


    1770210          E22/G02             F          136,500.00         ZZ
                                         180        135,759.43          3
    4500-02 BOWSER AVE & 3605          8.750          1,364.25         65
    PRESCOTT                           8.500          1,364.25      210,000.00
    DALLAS           TX   75219          5            06/24/98         00
    0410863666                           05           08/01/98          0
    410863666                            N            07/01/13
    0


    1770215          144/144             F           97,500.00         ZZ
                                         180         96,896.22          4
    2 NORTHERN TURNPIKE                7.250            890.04         66
                                       7.000            890.04      148,000.00
1


    JOHNSONVILLE     NY   12094          5            06/26/98         00
    160622899                            05           08/01/98          0
    160622899                            N            07/01/13
    0


    1770364          E22/G02             F          119,000.00         ZZ
                                         180        118,279.16          1
    18751 CABLE LANE                   8.250          1,154.47         70
                                       8.000          1,154.47      172,000.00
    PERRIS           CA   92570          5            06/23/98         00
    0410893226                           05           08/01/98          0
    410893226                            N            07/01/13
    0


    1770498          707/707             F          500,000.00         ZZ
                                         180        487,520.39          1
    LOT #6 WAILEA BAY                  7.375          4,599.62         18
                                       7.125          4,599.62    2,800,000.00
    PUAKO            HI   96743          5            12/23/97         00
    6604536                              05           02/01/98          0
    6604536                              O            01/01/13
    0


    1770508          575/G02             F          108,650.00         ZZ
                                         180        107,100.72          1
    1031 SAINT MICHAELS ROAD           7.625          1,014.93         37
                                       7.375          1,014.93      296,000.00
    MOUNT AIRY       MD   21771          5            06/24/98         00
    0430897462                           05           08/01/98          0
    9149626                              O            07/01/13
    0


    1770610          286/286             F           45,000.00         ZZ
                                         180         44,733.23          1
    201 HARRISON ST                    7.750            423.58         90
                                       7.500            423.58       50,000.00
    PATERSON         NJ   07504          1            06/04/98         11
    8644102                              05           08/01/98         25
    8644102                              N            07/01/13
    0


    1770632          A80/G02             F           42,750.00         ZZ
                                         180         42,512.83          1
    300 WEST 74TH PLACE                8.500            420.98         90
    UNIT 305                           8.250            420.98       47,500.00
    HIALEAH          FL   33014          1            06/26/98         01
    0430892679                           01           08/01/98         25
    9816568                              N            07/01/13
    0
1




    1770642          286/286             F           62,400.00         ZZ
                                         180         61,867.25          1
    185 S WINCHESTER AVENUE            8.250            605.37         80
                                       8.000            605.37       78,000.00
    WAYNESBORO       VA   22980          1            06/02/98         00
    8675232                              05           07/01/98          0
    8675232                              N            06/01/13
    0


    1770652          766/G02             F          100,000.00         ZZ
                                         180         99,711.02          1
    664 POINSETTA ROAD                 8.000            955.65         51
                                       7.750            955.65      199,000.00
    BELLEAIR         FL   33756          5            07/07/98         00
    0430899245                           05           09/01/98          0
    98AH0069                             O            08/01/13
    0


    1770654          A35/G02             F           59,000.00         ZZ
                                         180         57,643.22          1
    145 NORTH ERIE AVENUE              7.625            551.14         41
                                       7.375            551.14      147,000.00
    LINDENHURST      NY   11757          5            06/22/98         00
    0430895995                           05           08/01/98          0
    LP8220                               O            07/01/13
    0


    1770656          286/286             F           87,500.00         ZZ
                                         180         86,986.96          2
    920-922 N 13TH ST                  7.875            829.90         70
                                       7.625            829.90      125,000.00
    BLUE SPRINGS     MO   64015          5            06/04/98         00
    9000765                              05           08/01/98          0
    9000765                              N            07/01/13
    0


    1770699          E75/G02             F          109,600.00         ZZ
                                         180        109,276.19          1
    9825 NW 43RD STREET                7.750          1,031.64         80
                                       7.500          1,031.64      137,000.00
    SUNRISE          FL   33351          2            07/17/98         00
    0430916130                           03           09/01/98          0
    C9805036                             O            08/01/13
    0


    1770728          737/G02             F           66,500.00         ZZ
                                         180         66,114.36          1
1


    3282 DULUTH PINES NORTH            8.000            635.51         70
                                       7.750            635.51       95,000.00
    DULUTH           GA   30096          5            06/26/98         00
    0430971838                           05           08/01/98          0
    953219                               N            07/01/13
    0


    1770753          E84/G02             F           63,000.00         ZZ
                                         180         62,386.60          1
    14151 MONTFORT DRIVE #331          8.125            606.62         90
                                       7.875            606.62       70,000.00
    DALLAS           TX   75240          2            06/22/98         11
    0430898791                           01           08/01/98         25
    26980213                             O            07/01/13
    0


    1770852          E22/G02             F          140,000.00         ZZ
                                         180        138,979.16          2
    3 GROVE STREET                     7.875          1,327.83         72
                                       7.625          1,327.83      195,000.00
    BERNARDSVILLE    NJ   07924          5            06/23/98         00
    0410876064                           05           08/01/98          0
    410876064                            O            07/01/13
    0


    1770872          E22/G02             F          102,400.00         ZZ
                                         180        101,744.95          1
    4675 SW 143RD AVENUE               6.875            913.26         85
                                       6.625            913.26      120,500.00
    MIAMI            FL   33175          5            06/23/98         04
    0410859854                           07           08/01/98         25
    410859854                            O            07/01/13
    0


    1771009          E22/G02             F          100,000.00         ZZ
                                         180         99,293.47          1
    28420 WARING PLACE                 7.500            927.01         40
                                       7.250            927.01      250,000.00
    AGOURA HILLS     CA   91301          2            06/24/98         00
    0410926943                           05           08/01/98          0
    410926943                            O            07/01/13
    0


    1771804          J83/G02             F           46,000.00         ZZ
                                         180         45,718.22          1
    549 STRATFORD DR                   7.375            423.17         67
                                       7.125            423.17       69,000.00
    LEXINGTON        KY   40503          5            06/17/98         00
    0430898353                           05           08/01/98          0
1


    258239                               N            07/01/13
    0


    1771810          144/144             F           59,500.00         ZZ
                                         180         59,308.17          1
    8 TRINITY COURT                    6.750            526.52         75
                                       6.500            526.52       80,000.00
    SAUGERTIES       NY   12477          5            07/09/98         00
    160622951                            05           09/01/98          0
    160622951                            O            08/01/13
    0


    1771922          G10/G02             F           82,800.00         ZZ
                                         180         82,325.10          1
    3130 FM 1113                       8.125            797.27         63
                                       7.875            797.27      133,000.00
    COPPERAS COVE    TX   76522          2            06/24/98         00
    0430901900                           05           08/01/98          0
    AD8059003                            O            07/01/13
    0


    1772139          B65/G02             F          139,000.00         ZZ
                                         180        138,584.78          1
    527 LEGACY DRIVE                   7.625          1,298.45         63
                                       7.375          1,298.45      222,000.00
    WESTERVILLE      OH   43082          2            07/27/98         00
    0430954487                           05           09/01/98          0
    0000                                 O            08/01/13
    0


    1772247          E22/G02             F           84,000.00         ZZ
                                         180         83,491.03          1
    1407 LE MOYNE AVENUE               7.500            778.69         85
                                       7.250            778.69       99,000.00
    MELROSE PARK     IL   60160          5            06/25/98         10
    0410861231                           05           08/01/98         12
    410861231                            O            07/01/13
    0


    1772252          E22/G02             F          166,000.00         ZZ
                                         180        164,805.74          1
    101 FLORIDA PARK DRIVE             7.625          1,550.66         75
                                       7.375          1,550.66      224,000.00
    PALM COAST       FL   32137          2            06/23/98         00
    0410903918                           05           08/01/98          0
    410903918                            O            07/01/13
    0


1


    1772349          573/G02             F          185,000.00         ZZ
                                         180        183,891.23          1
    5172 N WATERSEDGE AVE              7.625          1,728.15         72
                                       7.375          1,728.15      260,000.00
    BOISE            ID   83703          5            06/25/98         00
    0430903500                           03           08/01/98          0
    131539                               O            07/01/13
    0


    1772395          E22/G02             F          116,000.00         ZZ
                                         180        115,289.44          1
    21 VALLEY DRIVE                    7.375          1,067.11         80
    UNIT #4                            7.125          1,067.11      145,000.00
    EAST MORICHES    NY   11940          1            06/29/98         00
    0410889836                           05           08/01/98          0
    410889836                            O            07/01/13
    0


    1772529          E22/G02             F          176,000.00         ZZ
                                         180        174,910.10          1
    3483 BLENHEIM LANE                 7.250          1,606.64         80
                                       7.000          1,606.64      220,000.00
    SAN JOSE         CA   95121          5            06/18/98         00
    0410878508                           05           08/01/98          0
    410878508                            O            07/01/13
    0


    1772534          G10/G02             F           29,500.00         ZZ
                                         180         29,336.34          1
    3304 BIRCH LANE                    8.500            290.50         79
                                       8.250            290.50       37,500.00
    EDMOND           OK   73034          1            06/24/98         00
    0430898312                           05           08/01/98          0
    XB8050089                            N            07/01/13
    0


    1772541          225/225             F           49,000.00         ZZ
                                         180         48,709.52          1
    200 HUNTERS TRAIL                  7.750            461.23         70
                                       7.500            461.23       70,000.00
    CONROE           TX   77304          1            06/22/98         00
    7033141                              05           08/01/98          0
    7033141                              N            07/01/13
    0


    1772548          225/225             F           40,500.00         ZZ
                                         180         40,270.27          1
    3153 WINDCHASE                     8.250            392.91         90
                                       8.000            392.91       45,000.00
1


    HOUSTON          TX   77082          1            06/25/98         14
    0000                                 09           08/01/98         20
    0000                                 N            07/01/13
    0


    1772550          975/G02             F          120,000.00         ZZ
                                         180        119,240.61          1
    6662 NAGLE AVENUE                  7.000          1,078.59         80
                                       6.750          1,078.59      150,000.00
    LOS ANGELES      CA   91401          2            06/29/98         00
    0430909572                           05           08/01/98          0
    982005                               O            07/01/13
    0


    1772568          A22/G02             F          118,500.00         ZZ
                                         180        118,500.00          1
    16 ESTATE DRIVE                    7.125          1,073.41         66
                                       6.875          1,073.41      182,000.00
    PORT JEFFERSON   NY   11776          5            08/07/98         00
    0430970772                           05           10/01/98          0
    98229                                O            09/01/13
    0


    1772683          A14/G02             F           45,900.00         ZZ
                                         180         45,639.63          1
    1504 RIDGEWAY STREET               8.250            445.30         90
                                       8.000            445.30       51,000.00
    TALLAHASSEE      FL   32310          1            07/02/98         10
    0430906594                           05           08/01/98         25
    109885                               N            07/01/13
    0


    1772718          201/G02             F           80,100.00         ZZ
                                         180         79,635.50          1
    976 GAINESVILLE HIGHWAY            8.000            765.48         90
                                       7.750            765.48       89,000.00
    BUFORD           GA   30518          1            06/26/98         11
    0430899757                           05           08/01/98         25
    504434                               N            07/01/13
    0


    1772742          757/G02             F           67,000.00         ZZ
                                         120         66,623.44          1
    3844 WILEY ROAD                    7.500            795.31         48
                                       7.250            795.31      140,000.00
    GAINESVILLE      GA   30506          5            06/29/98         00
    0430900423                           05           09/01/98          0
    3507829                              O            08/01/08
    0
1




    1772745          907/G02             F          150,000.00         ZZ
                                         180        149,071.12          1
    8 DENISE LANE                      7.250          1,369.29         75
                                       7.000          1,369.29      200,000.00
    NORTH ATTLEBORO  MA   02760          5            06/25/98         00
    0430907931                           05           08/01/98          0
    00                                   O            07/01/13
    0


    1772747          F62/G02             F           34,300.00         ZZ
                                         180         34,089.88          1
    536 SW 8 AVENUE                    7.375            315.54         80
                                       7.125            315.54       42,900.00
    HOMESTEAD        FL   33030          1            06/12/98         00
    0430903609                           05           08/01/98          0
    0000                                 N            07/01/13
    0


    1772754          757/G02             F          132,000.00         ZZ
                                         180        131,592.52          1
    1112 HALCYON DRIVE                 7.250          1,204.98         74
                                       7.000          1,204.98      180,000.00
    SAVANNAH         GA   31406          5            07/02/98         00
    0430900506                           05           09/01/98          0
    3508074                              O            08/01/13
    0


    1772842          F96/G02             F          130,000.00         ZZ
                                         180        130,000.00          2
    158 THOMAS STREET                  8.375          1,270.65         65
                                       8.125          1,270.65      200,000.00
    BLOOMFIELD       NJ   07003          2            08/14/98         00
    0430984088                           05           10/01/98          0
    3110                                 O            09/01/13
    0


    1772905          700/G02             F          812,500.00         ZZ
                                         180        810,177.88          1
    1440 JESUSITA LANE                 8.125          7,823.42         65
                                       7.875          7,823.42    1,250,000.00
    SANTA BARBARA    CA   93105          5            07/02/98         00
    0430914986                           05           09/01/98          0
    127035                               O            08/01/13
    0


    1772913          140/G02             F           64,400.00         ZZ
                                         180         64,209.74          1
1


    1115 DRAKE AVENUE                  7.750            606.18         70
                                       7.500            606.18       92,000.00
    HUNTSVILLE       AL   35801          5            07/06/98         00
    0430916510                           05           09/01/98          0
    444551                               N            08/01/13
    0


    1772931          J73/G02             F           64,000.00         ZZ
                                         180         63,802.43          1
    10450 S.W. 48TH STREET             7.250            584.24         43
                                       7.000            584.24      150,000.00
    MIAMI            FL   33165          2            07/17/98         00
    0430981696                           05           09/01/98          0
    3985013                              O            08/01/13
    0


    1773041          G56/G02             F           59,400.00         ZZ
                                         180         59,032.17          1
    1412 THUNDERWOOD LANE              7.250            542.24         90
                                       7.000            542.24       66,000.00
    MABLETON         GA   30126          1            06/15/98         01
    0430907246                           05           08/01/98         25
    160143768                            N            07/01/13
    0


    1773054          E22/G02             F           73,800.00         ZZ
                                         180         73,381.40          4
    4944 WALSH STREET                  8.250            715.96         90
                                       8.000            715.96       82,000.00
    ST LOUIS         MO   63109          1            06/29/98         04
    0410929772                           05           08/01/98         25
    410929772                            N            07/01/13
    0


    1773056          E22/G02             F           57,800.00         ZZ
                                         180         57,453.58          1
    656 N 38TH ST                      7.625            539.93         85
                                       7.375            539.93       68,500.00
    BELLEVILLE       IL   62226          5            06/24/98         04
    0410901086                           05           08/01/98         12
    410901086                            O            07/01/13
    0


    1773110          229/G02             F           67,000.00         ZZ
                                         180         66,799.86          1
    34 LYNWOOD LANE                    7.625            625.87         64
                                       7.375            625.87      105,000.00
    MANCHESTER       NH   03109          2            07/24/98         00
    0431002476                           05           09/01/98          0
1


    0016091571                           O            08/01/13
    0


    1773155          G56/G02             F           90,000.00         ZZ
                                         180         89,454.68          2
    1A & 1B ANTHONY DRIVE              7.500            834.31         90
                                       7.250            834.31      100,000.00
    NEWNAN           GA   30263          1            06/12/98         01
    0430907212                           05           08/01/98         25
    160143867                            N            07/01/13
    0


    1773186          134/G02             F           71,000.00         ZZ
                                         180         70,393.84          1
    36000 VICKERS RD                   8.250            688.80         84
                                       8.000            688.80       85,000.00
    UNION FURNACE    OH   43158          5            05/22/98         14
    0430900712                           05           07/01/98          6
    59322940                             O            06/01/13
    0


    1773196          758/G02             F           48,150.00         ZZ
                                         180         48,016.91          4
    1814 GENESEE STREET                8.500            474.15         90
                                       8.250            474.15       53,500.00
    HOUSTON          TX   77002          1            07/21/98         04
    0430964221                           05           09/01/98         25
    18678                                N            08/01/13
    0


    1773276          F34/G02             F           78,700.00         ZZ
                                         180         78,470.04          1
    6 NW 106TH STREET                  7.875            746.43         72
                                       7.625            746.43      110,000.00
    MIAMI SHORES     FL   33150          2            07/09/98         00
    0430901090                           05           09/01/98          0
    9800630                              O            08/01/13
    0


    1773295          D10/G02             F          107,625.00         ZZ
                                         180        106,951.25          1
    3801 GALACTICA DRIVE               7.125            974.90         75
    3408 BALCHEN DRIVE                 6.875            974.90      143,500.00
    ANCHORAGE        AK   99517          1            06/16/98         00
    0430922658                           05           08/01/98          0
    9273051                              N            07/01/13
    0


1


    1773348          225/225             F           57,000.00         ZZ
                                         180         56,669.44          2
    626 WARREN STREET                  8.000            544.73         41
                                       7.750            544.73      140,000.00
    ROCKDALE         IL   60436          2            07/01/98         00
    0000                                 05           08/01/98          0
    0000                                 N            07/01/13
    0


    1773353          B75/G02             F           85,000.00         ZZ
                                         180         84,282.27          4
    4622 RIDGE DRIVE BLDG A            8.375            830.81         78
                                       8.125            830.81      110,000.00
    PINE LAKE        GA   30072          2            05/04/98         00
    0430910018                           05           07/01/98          0
    7699200                              N            06/01/13
    0


    1773366          225/225             F           31,500.00         ZZ
                                         180         31,321.31          1
    711 S. SILVER                      8.250            305.60         90
                                       8.000            305.60       35,000.00
    PAOLA            KS   66071          1            06/19/98         04
    7032284                              05           08/01/98         25
    7032284                              N            07/01/13
    0


    1773369          225/225             F           40,500.00         ZZ
                                         180         40,270.27          1
    3123 WINDCHASE                     8.250            392.91         90
                                       8.000            392.91       45,000.00
    HOUSTON          TX   77082          1            06/25/98         14
    0000                                 05           08/01/98         20
    0000                                 N            07/01/13
    0


    1773373          225/225             F          132,000.00         ZZ
                                         180        131,182.58          1
    3106 MAY CIRCLE SOUTHEAST          7.250          1,204.98         80
                                       7.000          1,204.98      165,000.00
    RIO RANCHO       NM   87124          5            06/22/98         00
    7033246                              05           08/01/98          0
    7033246                              O            07/01/13
    0


    1773436          H49/G02             F           94,000.00         ZZ
                                         180         94,000.00          1
    1442 S LINCOLN STREET              7.625            878.08         49
                                       7.375            878.08      194,000.00
1


    DENVER           CO   80210          5            08/03/98         00
    0430978924                           05           10/01/98          0
    0012482056                           O            09/01/13
    0


    1773528          E82/G02             F          128,000.00         ZZ
                                         180        127,613.42          1
    106 VILLAGE PLACE DRIVE            7.500          1,186.58         70
                                       7.250          1,186.58      185,000.00
    CHELSEA          MI   48118          5            07/09/98         00
    0400126272                           01           09/01/98          0
    400126272                            O            08/01/13
    0


    1773543          E22/G02             F          227,500.00         ZZ
                                         180        226,842.56          1
    1419 40TH AVENUE                   8.000          2,174.11         70
                                       7.750          2,174.11      325,000.00
    SAN FRANCISCO    CA   94122          5            06/30/98         00
    0410858138                           07           09/01/98          0
    410858138                            O            08/01/13
    0


    1773575          E22/G02             F           92,400.00         T
                                         180         91,846.22          1
    16008 NORTH 49TH AVE.              7.625            863.14         60
                                       7.375            863.14      156,000.00
    GLENDALE         AZ   85306          1            06/29/98         00
    0410927974                           05           08/01/98          0
    410927974                            O            07/01/13
    0


    1773580          E22/G02             F           65,250.00         T
                                         180         64,879.88          1
    5015 LAGUNA BAY CIRCLE UNIT 92     8.250            633.02         75
                                       8.000            633.02       87,000.00
    KISSIMMEE        FL   34746          1            06/25/98         00
    0410901755                           01           08/01/98          0
    410901755                            O            07/01/13
    0


    1773608          E22/G02             F           69,000.00         ZZ
                                         180         68,608.61          1
    5242 LUCILLE LANE                  8.250            669.40         61
                                       8.000            669.40      114,000.00
    SHAWNEE          KS   66226          5            07/02/98         00
    0410932990                           05           08/01/98          0
    410932990                            N            07/01/13
    0
1




    1773689          A50/A50             F           58,000.00         ZZ
                                         180         57,659.94          1
    1817 HI SIERRA DRIVE               7.875            550.10         77
                                       7.625            550.10       76,000.00
    COLUMBIA         SC   29210          2            06/29/98         00
    7503956750                           05           08/01/98          0
    7503956750                           N            07/01/13
    0


    1773745          637/G02             F           76,000.00         ZZ
                                         180         75,554.38          1
    8410 RIVERSTONE DRIVE              7.875            720.83         80
                                       7.625            720.83       95,000.00
    AUSTIN           TX   78724          3            06/03/98         00
    0430904839                           05           08/01/98          0
    9566753                              O            07/01/13
    0


    1773752          637/G02             F           77,000.00         ZZ
                                         180         76,533.45          1
    2955 CYPRESS STREET                7.500            713.80         72
                                       7.250            713.80      107,500.00
    LONGVIEW         WA   98632          2            06/04/98         00
    0430960625                           05           08/01/98          0
    0010208338                           O            07/01/13
    0


    1773759          637/G02             F           80,800.00         ZZ
                                         180         80,310.41          1
    2733 HEMLOCK                       7.500            749.03         80
                                       7.250            749.03      101,000.00
    LONGVIEW         WA   98632          2            06/04/98         00
    0430931121                           05           08/01/98          0
    0010208387                           O            07/01/13
    0


    1773800          757/G02             F           77,400.00         ZZ
                                         180         76,970.60          2
    103-105 FIFTH AVENUE               8.500            762.19         90
                                       8.250            762.19       86,000.00
    LOWELL           MA   01854          1            06/30/98         01
    0430909713                           05           08/01/98         25
    9600766                              N            07/01/13
    0


    1773847          637/G02             F          119,500.00         ZZ
                                         180        118,513.04          1
1


    3956 12TH STREET N                 8.625          1,185.54         73
                                       8.375          1,185.54      165,000.00
    NAPLES           FL   34103          1            05/21/98         00
    0430900795                           05           07/01/98          0
    0011327095                           O            06/01/13
    0


    1773907          758/G02             F           83,500.00         ZZ
                                         180         83,250.57          1
    3707 RICE BOULEVARD                7.625            780.00         44
                                       7.375            780.00      194,000.00
    HOUSTON          TX   77005          2            07/27/98         00
    0430997494                           05           09/01/98          0
    18702                                N            08/01/13
    0


    1773951          G18/G02             F          128,900.00         ZZ
                                         180        128,497.72          4
    607-613 HAMEL ROAD                 7.125          1,167.62         66
                                       6.875          1,167.62      198,000.00
    HAMEL            MN   55340          5            07/22/98         00
    0430955161                           05           09/01/98          0
    1773951                              N            08/01/13
    0


    1774020          G41/G02             F          141,400.00         ZZ
                                         180        140,543.23          1
    LOT #61 LIBERTY ROAD               7.500          1,310.80         70
                                       7.250          1,310.80      202,035.00
    SKIPPACK         PA   19409          1            06/30/98         00
    0430916999                           03           08/01/98          0
    60001456                             O            07/01/13
    0


    1774133          B65/G02             F          158,000.00         ZZ
                                         180        157,558.37          1
    378 WESTERDALE DRIVE               8.375          1,544.34         85
                                       8.125          1,544.34      186,000.00
    GAHANNA          OH   43230          5            07/24/98         10
    0430931329                           05           09/01/98         12
    0000                                 O            08/01/13
    0


    1774137          L13/G02             F           81,500.00         ZZ
                                         180         81,251.15          1
    1020 NORTH STATE HIGHWAY           7.375            749.74         77
                                       7.125            749.74      106,000.00
    LEHI             UT   84043          5            07/22/98         00
    0430927533                           05           09/01/98          0
1


    1774137                              O            08/01/13
    0


    1774208          926/926             F          450,000.00         ZZ
                                         180        443,973.46          1
    22 SPARTINA POINT                  7.500          4,171.56         72
                                       7.250          4,171.56      630,000.00
    HILTON HEAD ISL  SC   29926          5            05/21/98         00
    161510312                            03           07/01/98          0
    161510312                            O            06/01/13
    0


    1774224          F96/G02             F           80,000.00         ZZ
                                         120         79,547.27          1
    16355 PLEASURE DRIVE EAST          7.375            944.40         64
                                       7.125            944.40      125,000.00
    LOXAHATCHEE      FL   33470          5            07/10/98         00
    0430914291                           05           09/01/98          0
    2469                                 O            08/01/08
    0


    1774251          E22/G02             F          119,200.00         ZZ
                                         180        118,469.83          1
    9627 BEGONIA STREET                7.375          1,096.55         80
                                       7.125          1,096.55      149,000.00
    PALM BEACH GARD  FL   33410          5            06/23/98         00
    0410915466                           05           08/01/98          0
    410915466                            O            07/01/13
    0


    1774276          E22/G02             F          400,000.00         T
                                         180        397,731.11          1
    113 EAST COLUMBIA AVENUE           8.250          3,880.56         68
                                       8.000          3,880.56      595,000.00
    TELLURIDE        CO   81435          1            06/30/98         00
    0410920227                           05           08/01/98          0
    410920227                            O            07/01/13
    0


    1774289          A73/G02             F          153,000.00         ZZ
                                         120        151,251.01          1
    16016 SOUTH 45TH PLACE             7.250          1,796.24         85
                                       7.000          1,796.24      180,000.00
    PHOENIX          AZ   85044          2            06/10/98         23
    0430917435                           05           08/01/98          0
    9800006070                           O            07/01/08
    0


1


    1774484          E22/G02             F          116,000.00         ZZ
                                         180        115,630.03          1
    141 COLOMA WAY                     6.875          1,034.55         80
                                       6.625          1,034.55      145,000.00
    VALLEJO          CA   94589          5            07/06/98         00
    0410948616                           05           09/01/98          0
    410948616                            O            08/01/13
    0


    1774539          B35/G02             F           93,750.00         ZZ
                                         180         93,469.95          1
    1020 ST PAULS DRIVE                7.625            875.75         75
                                       7.375            875.75      125,000.00
    WALDORF          MD   20602          2            07/10/98         00
    0430913137                           05           09/01/98          0
    98001919                             O            08/01/13
    0


    1774639          225/225             F           63,000.00         ZZ
                                         180         62,601.08          1
    7336 BISON                         7.000            566.27         54
                                       6.750            566.27      118,000.00
    WESTLAND         MI   48185          5            06/05/98         00
    7010994                              05           08/01/98          0
    7010994                              O            07/01/13
    0


    1774660          757/G02             F           83,200.00         ZZ
                                         180         82,712.18          4
    34 CHURCH STREET                   7.875            789.11         65
                                       7.625            789.11      128,000.00
    CONCORD          NH   03301          1            06/12/98         00
    0430907915                           05           08/01/98          0
    3513371                              N            07/01/13
    0


    1774669          757/G02             F           85,400.00         ZZ
                                         180         83,777.29          4
    169-171 RUMFORD STREET             7.875            809.98         70
                                       7.625            809.98      122,000.00
    CONCORD          NH   03301          5            06/12/98         00
    0430926543                           05           08/01/98          0
    3513363                              N            07/01/13
    0


    1774694          664/G02             F           60,750.00         ZZ
                                         180         60,405.40          1
    5614 COUNTRYAIRE                   8.250            589.37         90
                                       8.000            589.37       67,525.00
1


    LEAGUE CITY      TX   77573          1            06/22/98         01
    0430913004                           03           08/01/98         25
    2638518                              N            07/01/13
    0


    1774761          664/G02             F          138,550.00         ZZ
                                         180        138,162.73          1
    161 THORNBUSH COVE                 8.375          1,354.23         85
                                       8.125          1,354.23      163,000.00
    LAWRENCEVILLE    GA   30045          5            07/02/98         12
    0430913079                           05           09/01/98          6
    2642296                              O            08/01/13
    0


    1774984          976/976             F          132,800.00         ZZ
                                         180        131,615.32          1
    6402 MONTROSE ROAD                 7.750          1,250.02         80
                                       7.500          1,250.02      166,000.00
    ROCKVILLE        MD   20852          2            05/14/98         00
    5158619                              01           07/01/98          0
    5158619                              N            06/01/13
    0


    1774985          976/976             F           78,000.00         ZZ
                                         180         77,288.87          1
    4894 AGATE STREET                  7.500            723.07         80
                                       7.250            723.07       97,500.00
    LAS CRUCES       NM   88012          2            05/18/98         00
    5189776                              05           07/01/98          0
    5189776                              N            06/01/13
    0


    1774987          976/976             F           75,000.00         ZZ
                                         180         74,166.12          3
    2101 SALOPEK ROAD                  7.750            705.96         56
                                       7.500            705.96      135,000.00
    LAS CRUCES       NM   88005          5            05/22/98         00
    5189841                              05           07/01/98          0
    5189841                              N            06/01/13
    0


    1774988          976/976             F           90,000.00         ZZ
                                         180         89,205.86          1
    204 PARK AVENUE                    7.875            853.61         45
                                       7.625            853.61      200,000.00
    HUNTINGTON       NY   11743          2            05/13/98         00
    5194724                              05           07/01/98          0
    5194724                              O            06/01/13
    0
1




    1774989          976/976             F          112,500.00         ZZ
                                         180        111,528.86          3
    54-56 YEAMANS STREET               8.125          1,083.25         75
                                       7.875          1,083.25      150,000.00
    REVERE           MA   02151          5            05/19/98         00
    5211264                              05           07/01/98          0
    5211264                              N            06/01/13
    0


    1774990          976/976             F          110,300.00         ZZ
                                         180        109,601.99          1
    6005 WEST EXCELL AVENUE            7.000            991.41         80
                                       6.750            991.41      137,900.00
    SPOKANE          WA   99208          1            06/17/98         00
    5212633                              05           08/01/98          0
    5212633                              O            07/01/13
    0


    1774991          976/976             F           62,200.00         ZZ
                                         180         61,133.64          2
    4515 SOUTH DONALD COURT            7.125            563.43         48
                                       6.875            563.43      132,000.00
    SPOKANE          WA   99223          2            05/21/98         00
    5212661                              05           07/01/98          0
    5212661                              N            06/01/13
    0


    1774992          976/976             F           80,000.00         ZZ
                                         180         79,195.95          1
    2300 VISION DRIVE UNIT#B           8.000            764.53         80
                                       7.750            764.53      100,000.00
    PALM BEACH GARD  FL   33418          2            05/19/98         00
    5212832                              09           07/01/98          0
    5212832                              N            06/01/13
    0


    1774993          976/976             F           80,200.00         ZZ
                                         180         79,470.61          1
    411 WEST LINCOLN AVENUE            7.625            749.18         80
                                       7.375            749.18      100,301.00
    NAMPA            ID   83686          1            05/07/98         00
    5215631                              05           07/01/98          0
    5215631                              O            06/01/13
    0


    1774995          976/976             F          576,000.00         ZZ
                                         180        570,748.52          1
1


    1713 GLENVIEW DRIVE                7.500          5,339.60         80
                                       7.250          5,339.60      720,000.00
    LAS VEGAS        NV   89134          2            05/08/98         00
    5217985                              03           07/01/98          0
    5217985                              O            06/01/13
    0


    1774996          976/976             F          270,500.00         ZZ
                                         180        268,843.02          1
    1206 FERRY ROAD                    7.375          2,488.40         75
                                       7.125          2,488.40      365,000.00
    GRANTS PASS      OR   97526          2            06/15/98         00
    5226911                              05           08/01/98          0
    5226911                              O            07/01/13
    0


    1774999          976/976             F           99,500.00         ZZ
                                         180         98,303.96          1
    6319 MERONA LANE                   7.625            929.46         70
                                       7.375            929.46      142,176.00
    HOUSTON          TX   77041          1            05/11/98         00
    5233695                              03           07/01/98          0
    5233695                              O            06/01/13
    0


    1775001          976/976             F           49,500.00         ZZ
                                         180         48,582.71          1
    13731 COLOGNE                      8.000            473.05         90
                                       7.750            473.05       55,200.00
    HOUSTON          TX   77065          1            06/19/98         04
    5233838                              03           08/01/98         25
    5233838                              N            07/01/13
    0


    1775002          976/976             F          113,000.00         ZZ
                                         120        110,760.94          1
    6671 NORTH WOODSON AVENUE          7.125          1,319.32         41
                                       6.875          1,319.32      281,500.00
    FRESNO           CA   93711          2            05/21/98         00
    5246181                              05           07/01/98          0
    5246181                              N            06/01/08
    0


    1775003          976/976             F          103,000.00         ZZ
                                         120        100,917.23          1
    4277 EAST COPPER AVENUE            7.125          1,202.57         45
                                       6.875          1,202.57      230,500.00
    CLOVIS           CA   93611          2            05/21/98         00
    5246182                              05           07/01/98          0
1


    5246182                              N            06/01/08
    0


    1775004          976/976             F           48,750.00         ZZ
                                         180         48,129.38          1
    1494 DEL RIO CIRCLE #A             7.000            438.18         75
                                       6.750            438.18       65,000.00
    CONCORD          CA   94518          5            04/20/98         00
    5247082                              01           06/01/98          0
    5247082                              N            05/01/13
    0


    1775005          976/976             F          650,000.00         ZZ
                                         180        640,481.89          1
    716 HARGER ROAD                    8.000          6,211.74         70
                                       7.750          6,211.74      935,000.00
    OAK BROOK        IL   60521          1            04/01/98         00
    5249739                              05           05/01/98          0
    5249739                              N            04/01/13
    0


    1775006          976/976             F           48,000.00         ZZ
                                         180         47,571.78          1
    5812 ELWOOD LANE                   7.750            451.82         80
                                       7.500            451.82       60,000.00
    BAKERSFIELD      CA   93307          5            05/19/98         00
    5253390                              05           07/01/98          0
    5253390                              N            06/01/13
    0


    1775009          976/976             F           82,000.00         ZZ
                                         180         81,140.44          1
    87 PINE AVENUE                     7.500            760.16         72
                                       7.250            760.16      115,000.00
    HYANNIS          MA   02601          5            05/22/98         00
    5256181                              05           07/01/98          0
    5256181                              O            06/01/13
    0


    1775010          976/976             F           60,000.00         ZZ
                                         180         59,636.45          1
    1560 49TH STREET                   7.500            556.21         80
                                       7.250            556.21       75,000.00
    SACRAMENTO       CA   95819          1            06/01/98         00
    5256300                              05           08/01/98          0
    5256300                              N            07/01/13
    0


1


    1775011          976/976             F          562,500.00         ZZ
                                         180        557,427.09          1
    23146 HATTERAS STREET              7.625          5,254.49         75
                                       7.375          5,254.49      750,000.00
    LOS ANGELES,WOO  CA   91367          1            05/07/98         00
    5256579                              05           07/01/98          0
    5256579                              O            06/01/13
    0


    1775013          976/976             F          451,500.00         ZZ
                                         180        447,383.60          4
    1211 SOUTH SHERBOURNE DRIVE        7.500          4,185.47         75
                                       7.250          4,185.47      602,000.00
    LOS ANGELES      CA   90035          1            05/16/98         00
    5263559                              05           07/01/98          0
    5263559                              O            06/01/13
    0


    1775014          976/976             F           64,000.00         ZZ
                                         180         63,447.52          1
    18002 HILLCREST ROAD               8.125            616.25         80
                                       7.875            616.25       80,000.00
    DALLAS           TX   75252          1            05/13/98         00
    5275901                              05           07/01/98          0
    5275901                              N            06/01/13
    0


    1775015          976/976             F           59,250.00         ZZ
                                         180         58,676.48          1
    7722 BIRCH STREET                  7.375            545.06         75
                                       7.125            545.06       79,500.00
    PRAIRIE VILLAGE  KS   66216          5            05/18/98         00
    5276048                              05           07/01/98          0
    5276048                              N            06/01/13
    0


    1775016          976/976             F           76,000.00         ZZ
                                         180         74,358.65          4
    1069 NORTH 1ST STREET              7.875            720.83         64
                                       7.625            720.83      120,000.00
    COEUR D'ALENE    ID   83814          5            06/04/98         00
    5280155                              05           08/01/98          0
    5280155                              N            07/01/13
    0


    1775017          976/976             F          200,000.00         ZZ
                                         180        198,052.47          1
    6565 COLBY LANE                    8.000          1,911.31         80
                                       7.750          1,911.31      250,000.00
1


    BLOOMFIELD HILL  MI   48302          1            05/26/98         00
    5280894                              05           07/01/98          0
    5280894                              N            06/01/13
    0


    1775018          976/976             F           50,000.00         ZZ
                                         180         49,695.97          1
    3460 YEMANS AVENUE                 8.000            477.83         80
                                       7.750            477.83       62,500.00
    HAMTRAMCK        MI   48212          1            06/05/98         00
    5280963                              05           08/01/98          0
    5280963                              N            07/01/13
    0


    1775020          976/976             F           87,750.00         ZZ
                                         180         86,984.15          1
    4614 WEST TWILIGHT DRIVE           8.000            838.59         75
                                       7.750            838.59      117,000.00
    KEARNS           UT   84118          5            05/18/98         00
    5287394                              05           07/01/98          0
    5287394                              N            06/01/13
    0


    1775021          976/976             F           49,500.00         ZZ
                                         180         49,053.57          1
    713 CHESNEE HIGHWAY                7.625            462.40         90
                                       7.375            462.40       55,000.00
    SPARTANBURG      SC   29303          1            05/01/98         11
    5293355                              05           07/01/98         25
    5293355                              N            06/01/13
    0


    1775022          976/976             F           75,000.00         ZZ
                                         180         73,508.69          1
    79461 40TH AVENUE                  7.500            695.26         54
    INDIO AREA                         7.250            695.26      140,000.00
    RIVERSIDE        CA   92201          5            05/14/98         00
    5298940                              05           07/01/98          0
    5298940                              O            06/01/13
    0


    1775023          976/976             F          450,000.00         ZZ
                                         180        438,285.35          1
    20 BEVERLY HILLS DRIVE             6.875          4,013.35         78
                                       6.625          4,013.35      580,000.00
    IVYLAND          PA   18974          2            05/07/98         00
    5303254                              05           07/01/98          0
    5303254                              O            06/01/13
    0
1




    1775024          976/976             F          123,750.00         ZZ
                                         180        122,597.03          1
    1714 ELK RIVER                     7.250          1,129.67         75
                                       7.000          1,129.67      165,000.00
    HOUSTON          TX   77090          1            05/14/98         00
    5305415                              03           07/01/98          0
    5305415                              O            06/01/13
    0


    1775026          976/976             F           77,000.00         ZZ
                                         180         75,989.83          3
    731-731 1/2 WEST 11TH AVENUE       7.750            724.79         39
                                       7.500            724.79      198,000.00
    EUGENE           OR   97402          5            05/29/98         00
    5306856                              05           07/01/98          0
    5306856                              N            06/01/13
    0


    1775027          976/976             F           60,000.00         ZZ
                                         180         59,458.89          1
    1617 HUDSON ROAD                   7.625            560.48         80
                                       7.375            560.48       75,000.00
    SAINT PAUL       MN   55106          2            05/27/98         00
    5307793                              05           07/01/98          0
    5307793                              N            06/01/13
    0


    1775029          976/976             F           43,650.00         ZZ
                                         180         43,402.40          1
    1207 OAK LANE                      8.250            423.47         90
                                       8.000            423.47       48,500.00
    GREENVILLE       MS   38701          1            06/11/98         11
    5312831                              05           08/01/98         25
    5312831                              N            07/01/13
    0


    1775030          976/976             F           53,000.00         ZZ
                                         180         52,678.86          1
    4895 CERISE AVENUE                 7.500            491.32         70
                                       7.250            491.32       76,500.00
    NEW ORLEANS      LA   70127          2            06/17/98         00
    5312979                              05           08/01/98          0
    5312979                              N            07/01/13
    0


    1775031          976/976             F           50,150.00         ZZ
                                         180         49,852.72          2
1


    1004-06 LOUISA STREET              7.750            472.05         85
                                       7.500            472.05       59,000.00
    NEW ORLEANS      LA   70126          2            06/17/98         11
    5312980                              05           08/01/98         25
    5312980                              N            07/01/13
    0


    1775032          976/976             F           56,950.00         ZZ
                                         180         56,612.40          2
    13667-69 N. NEMOURS STREET         7.750            536.06         85
                                       7.500            536.06       67,000.00
    NEW ORLEANS      LA   70130          2            06/17/98         11
    5312981                              05           08/01/98         25
    5312981                              N            07/01/13
    0


    1775033          976/976             F           55,600.00         ZZ
                                         180         55,098.56          1
    41514 47TH STREET WEST             7.625            519.38         80
                                       7.375            519.38       69,500.00
    PALMDALE AREA    CA   93536          1            05/20/98         00
    5313325                              05           07/01/98          0
    5313325                              N            06/01/13
    0


    1775034          976/976             F          169,600.00         ZZ
                                         180        167,516.81          1
    21901 BURBANK BLVD. #203           7.250          1,548.22         80
    WOODLAND HILLS AREA                7.000          1,548.22      212,000.00
    LOS ANGELES      CA   91367          2            05/26/98         00
    5313780                              01           07/01/98          0
    5313780                              O            06/01/13
    0


    1775035          976/976             F          475,300.00         ZZ
                                         180        470,871.64          1
    256 OCEAN VIEW AVENUE              7.250          4,338.84         70
                                       7.000          4,338.84      679,000.00
    NEWPORT BEACH    CA   92663          1            05/21/98         00
    5313992                              05           07/01/98          0
    5313992                              O            06/01/13
    0


    1775036          976/976             F           54,350.00         ZZ
                                         180         53,885.96          1
    1107 LINDEN DRIVE                  8.250            527.28         75
                                       8.000            527.28       72,500.00
    DENTON           TX   76201          5            05/13/98         00
    5314129                              05           07/01/98          0
1


    5314129                              N            06/01/13
    0


    1775037          976/976             F           60,000.00         ZZ
                                         180         59,487.72          1
    1218 BONNIE BRAE STREET            8.250            582.09         75
                                       8.000            582.09       80,000.00
    DENTON           TX   76201          5            05/14/98         00
    5314130                              05           07/01/98          0
    5314130                              N            06/01/13
    0


    1775038          976/976             F           55,200.00         ZZ
                                         180         54,723.48          1
    125 FROSTWOOD LANE                 8.125            531.52         80
                                       7.875            531.52       69,000.00
    SPRING           TX   77386          1            05/20/98         00
    5314406                              05           07/01/98          0
    5314406                              N            06/01/13
    0


    1775039          976/976             F           80,000.00         ZZ
                                         180         79,546.21          1
    2013 MACAO PLACE                   8.250            776.12         80
                                       8.000            776.12      100,000.00
    PLANO            TX   75075          1            06/02/98         00
    5314590                              05           08/01/98          0
    5314590                              N            07/01/13
    0


    1775042          976/976             F           79,000.00         ZZ
                                         180         78,255.96          1
    2800 MULLINS PASS                  7.125            715.61         69
                                       6.875            715.61      116,000.00
    MARIETTA         GA   30064          5            05/26/98         00
    5317211                              05           07/01/98          0
    5317211                              N            06/01/13
    0


    1775043          976/976             F           84,800.00         ZZ
                                         180         84,298.57          2
    1602 DALE COVE                     8.000            810.40         80
                                       7.750            810.40      106,000.00
    ROUND ROCK       TX   78664          1            06/03/98         00
    5318006                              05           08/01/98          0
    5318006                              N            07/01/13
    0


1


    1775044          976/976             F          108,200.00         ZZ
                                         180        107,565.59          1
    517 STAGECOACH ROAD                7.875          1,026.23         74
                                       7.625          1,026.23      147,000.00
    SAN MARCOS       TX   78666          2            06/11/98         00
    5318133                              05           08/01/98          0
    5318133                              N            07/01/13
    0


    1775045          976/976             F           88,000.00         ZZ
                                         180         87,464.58          2
    105 NELRAY BOULEVARD               7.625            822.04         80
                                       7.375            822.04      110,000.00
    AUSTIN           TX   78751          1            06/12/98         00
    5318137                              05           08/01/98          0
    5318137                              N            07/01/13
    0


    1775047          976/976             F           72,000.00         ZZ
                                         180         71,580.53          2
    10806-08 CRESTVIEW                 8.000            688.07         80
                                       7.750            688.07       90,000.00
    LEANDER          TX   78645          1            06/09/98         00
    5318397                              05           08/01/98          0
    5318397                              N            07/01/13
    0


    1775048          976/976             F          300,000.00         ZZ
                                         180        297,698.85          1
    5 BOLEANA LANE                     7.625          2,802.39         73
                                       7.375          2,802.39      415,000.00
    SUN VALLEY       ID   83353          5            06/11/98         00
    5319115                              03           08/01/98          0
    5319115                              O            07/01/13
    0


    1775049          976/976             F           65,100.00         ZZ
                                         180         64,513.43          2
    100 AND 102 MEYER AVENUE           7.750            612.78         70
                                       7.500            612.78       93,000.00
    NAMPA            ID   83686          5            06/09/98         00
    5319166                              05           08/01/98          0
    5319166                              N            07/01/13
    0


    1775050          976/976             F           46,200.00         ZZ
                                         180         45,722.47          1
    1412 11TH STREET SOUTH             7.625            431.57         70
                                       7.375            431.57       66,000.00
1


    NAMPA            ID   83651          5            06/10/98         00
    5319168                              05           08/01/98          0
    5319168                              N            07/01/13
    0


    1775051          976/976             F           56,000.00         ZZ
                                         180         55,463.72          1
    1216 SWEETWOOD CIRCLE              7.625            523.12         63
                                       7.375            523.12       90,000.00
    NAMPA            ID   83651          5            06/09/98         00
    5319169                              05           08/01/98          0
    5319169                              N            07/01/13
    0


    1775052          976/976             F          107,800.00         ZZ
                                         180        106,967.31          4
    407407,1/20940925H11THNAVESS       7.875          1,022.43         70
    11TH AVENUE S                      7.625          1,022.43      154,000.00
    NAMPA            ID   83651          5            06/10/98         00
    5319172                              05           08/01/98          0
    5319172                              N            07/01/13
    0


    1775053          976/976             F          146,250.00         ZZ
                                         180        144,945.34          1
    10931 205TH AVENUE NW              7.750          1,376.62         75
                                       7.500          1,376.62      195,000.00
    ELK RIVER        MN   55330          1            05/14/98         00
    5323713                              05           07/01/98          0
    5323713                              N            06/01/13
    0


    1775054          976/976             F          129,300.00         ZZ
                                         180        128,490.56          2
    7654 BARBARA COURT                 7.125          1,171.24         80
                                       6.875          1,171.24      162,000.00
    INVER GROVE HEI  MN   55364          2            06/12/98         00
    5323874                              05           08/01/98          0
    5323874                              O            07/01/13
    0


    1775055          976/976             F           46,350.00         ZZ
                                         180         45,954.26          2
    2224 4TH AVENUE NORTH              8.250            449.67         90
                                       8.000            449.67       51,500.00
    MINNEAPOLIS      MN   55405          1            05/27/98         04
    5324475                              05           07/01/98         25
    5324475                              N            06/01/13
    0
1




    1775057          976/976             F          130,000.00         ZZ
                                         180        128,702.01          2
    1575 AND 1585 WEST 33RD STREET     7.875          1,232.99         72
                                       7.625          1,232.99      183,000.00
    LONG BEACH       CA   90810          5            06/02/98         00
    5325515                              05           08/01/98          0
    5325515                              N            07/01/13
    0


    1775059          976/976             F           49,000.00         ZZ
                                         180         48,577.00          1
    346 HILLCREST                      8.125            471.82         76
                                       7.875            471.82       65,000.00
    HAYSVILLE        KS   67060          5            06/01/98         00
    5328699                              05           07/01/98          0
    5328699                              N            06/01/13
    0


    1775060          976/976             F          176,000.00         T
                                         180        173,910.78          1
    558 LAKEWORTH CIRCLE               7.500          1,631.55         80
                                       7.250          1,631.55      222,000.00
    HEATHROW         FL   32746          1            05/22/98         00
    5329814                              03           07/01/98          0
    5329814                              O            06/01/13
    0


    1775061          976/976             F           45,750.00         ZZ
                                         180         45,466.68          1
    1405 GREEN RIDGE DRIVE             7.250            417.64         75
                                       7.000            417.64       61,000.00
    APOPKA           FL   32703          5            06/12/98         00
    5330336                              05           08/01/98          0
    5330336                              N            07/01/13
    0


    1775062          976/976             F           67,500.00         ZZ
                                         180         66,910.88          1
    1021 W. CONANT ST.                 8.000            645.07         75
                                       7.750            645.07       90,500.00
    PORTAGE          WI   53901          5            05/29/98         00
    5330974                              05           07/01/98          0
    5330974                              N            06/01/13
    0


    1775063          976/976             F           47,250.00         ZZ
                                         180         46,972.95          3
1


    442 WEST BRINGHURST STREET         7.875            448.15         75
                                       7.625            448.15       63,000.00
    PHILADELPHIA     PA   19144          5            06/04/98         00
    5331417                              05           08/01/98          0
    5331417                              N            07/01/13
    0


    1775064          976/976             F          174,400.00         ZZ
                                         180        172,740.18          1
    29 JONATHAN DRIVE                  7.500          1,616.71         80
                                       7.250          1,616.71      218,000.00
    PHOENIXVILLE     PA   19460          5            05/28/98         00
    5331630                              05           07/01/98          0
    5331630                              O            06/01/13
    0


    1775065          976/976             F          101,250.00         ZZ
                                         180        100,326.86          3
    755 EAST INYO AVENUE               7.500            938.61         75
                                       7.250            938.61      135,000.00
    TULARE           CA   93274          2            05/22/98         00
    5336607                              05           07/01/98          0
    5336607                              O            06/01/13
    0


    1775066          976/976             F          104,400.00         ZZ
                                         180        103,787.87          2
    3000 SECREST WAY                   7.875            990.19         90
                                       7.625            990.19      116,000.00
    MODESTO          CA   95350          1            06/16/98         11
    5337276                              05           08/01/98         25
    5337276                              N            07/01/13
    0


    1775067          976/976             F           65,200.00         ZZ
                                         180         64,511.61          1
    8629 EAST HEATHERBRAE AVENUE       7.250            595.19         37
                                       7.000            595.19      179,000.00
    SCOTTSDALE       AZ   85251          2            06/10/98         00
    5343506                              05           08/01/98          0
    5343506                              O            07/01/13
    0


    1775068          976/976             F          112,500.00         ZZ
                                         180        111,847.61          1
    11061 SOUTH PEWAUKEE STREET        8.000          1,075.11         90
                                       7.750          1,075.11      125,000.00
    PHOENIX          AZ   85044          1            06/02/98         04
    5343564                              03           08/01/98         25
1


    5343564                              N            07/01/13
    0


    1775070          976/976             F          175,000.00         ZZ
                                         180        173,939.64          1
    14756 MILL SPRING DRIVE            7.500          1,622.28         70
                                       7.250          1,622.28      253,000.00
    CHESTERFIELD     MO   63017          5            06/10/98         00
    5357008                              03           08/01/98          0
    5357008                              O            07/01/13
    0


    1775072          976/976             F          137,800.00         ZZ
                                         180        134,924.08          1
    1363 WOODMAN COURT                 7.625          1,287.24         55
                                       7.375          1,287.24      254,000.00
    SAN JOSE         CA   95121          2            04/27/98         00
    5493571                              05           06/01/98          0
    5493571                              N            05/01/13
    0


    1775073          976/976             F          350,000.00         ZZ
                                         180        346,808.99          1
    9 BEACONSFIELD                     7.500          3,244.55         80
                                       7.250          3,244.55      440,000.00
    DOVE CANYON ARE  CA   92679          5            05/18/98         00
    5495764                              03           07/01/98          0
    5495764                              O            06/01/13
    0


    1775074          976/976             F           63,600.00         ZZ
                                         180         62,719.51          2
    3210-12 ATLANTIC AVENUE            7.500            589.58         43
                                       7.250            589.58      149,000.00
    RALEIGH          NC   27604          2            05/14/98         00
    5497188                              05           07/01/98          0
    5497188                              N            06/01/13
    0


    1775075          976/976             F           55,500.00         ZZ
                                         180         55,156.31          1
    1621 HARRIS STREET                 7.250            506.64         75
                                       7.000            506.64       74,000.00
    EUREKA           CA   95503          5            06/05/98         00
    5498440                              05           08/01/98          0
    5498440                              N            07/01/13
    0


1


    1775076          976/976             F           67,500.00         ZZ
                                         180         67,081.98          1
    1735 16TH STREET                   7.250            616.19         75
                                       7.000            616.19       90,000.00
    EUREKA           CA   95501          5            06/05/98         00
    5498540                              05           08/01/98          0
    5498540                              N            07/01/13
    0


    1775077          976/976             F          231,000.00         ZZ
                                         180        229,600.34          1
    1887 15TH AVENUE                   7.500          2,141.40         57
                                       7.250          2,141.40      406,000.00
    SAN FRANCISCO    CA   94122          2            06/03/98         00
    5498541                              05           08/01/98          0
    5498541                              N            07/01/13
    0


    1775078          976/976             F           57,750.00         ZZ
                                         180         57,392.38          1
    312 DOLLISON STREET                7.250            527.18         75
                                       7.000            527.18       77,000.00
    EUREKA           CA   95501          5            06/05/98         00
    5498798                              05           08/01/98          0
    5498798                              N            07/01/13
    0


    1775079          976/976             F          637,800.00         ZZ
                                         180        633,932.96          1
    638 MORSE STREET                   7.500          5,912.49         75
                                       7.250          5,912.49      850,500.00
    SAN JOSE         CA   95126          5            06/04/98         00
    5498802                              05           08/01/98          0
    5498802                              O            07/01/13
    0


    1775080          976/976             F           48,750.00         ZZ
                                         180         48,448.09          1
    2037 A STREET                      7.250            445.03         75
                                       7.000            445.03       65,000.00
    EUREKA           CA   95501          5            06/05/98         00
    5498883                              05           08/01/98          0
    5498883                              N            07/01/13
    0


    1775082          976/976             F          191,600.00         ZZ
                                         180        189,890.79          2
    1016 & 1018 DRAKE DRIVE            7.750          1,803.49         80
                                       7.500          1,803.49      239,500.00
1


    DAVIS            CA   95616          1            05/21/98         00
    5501590                              05           07/01/98          0
    5501590                              N            06/01/13
    0


    1775084          976/976             F           83,250.00         ZZ
                                         180         82,490.99          1
    1722 DENISON DRIVE                 7.500            771.74         75
                                       7.250            771.74      111,000.00
    DAVIS            CA   95616          1            05/28/98         00
    5501828                              05           07/01/98          0
    5501828                              N            06/01/13
    0


    1775085          976/976             F           85,000.00         T
                                         180         84,479.32          1
    104 COUNTRY CLUB DRIVE             7.375            781.94         63
                                       7.125            781.94      135,000.00
    REHOBETH         DE   19971          1            06/03/98         00
    5504552                              01           08/01/98          0
    5504552                              O            07/01/13
    0


    1775086          976/976             F           95,000.00         ZZ
                                         180         93,984.78          2
    545 11TH STREET, S.E.              8.000            907.87         58
                                       7.750            907.87      164,000.00
    WASHINGTON       DC   20003          2            05/19/98         00
    5505122                              05           07/01/98          0
    5505122                              N            06/01/13
    0


    1775088          976/976             F           42,000.00         ZZ
                                         180         41,608.67          1
    3013 HERRMANN COURT                7.250            383.41         73
                                       7.000            383.41       58,000.00
    VIRGINIA BEACH   VA   23452          5            05/27/98         00
    5505328                              09           07/01/98          0
    5505328                              N            06/01/13
    0


    1775089          976/976             F          125,000.00         ZZ
                                         180        124,242.60          3
    2210 WEST GRACE STREET             7.500          1,158.77         70
                                       7.250          1,158.77      180,000.00
    RICHMOND         VA   23220          2            06/12/98         00
    5505673                              05           08/01/98          0
    5505673                              N            07/01/13
    0
1




    1775090          976/976             F          113,000.00         ZZ
                                         180        112,315.31          2
    2310 WEST GRACE STREET             7.500          1,047.53         63
                                       7.250          1,047.53      180,000.00
    RICHMOND         VA   23220          2            06/12/98         00
    5505881                              05           08/01/98          0
    5505881                              N            07/01/13
    0


    1775092          976/976             F           72,000.00         ZZ
                                         180         71,582.47          2
    150-152 WAYNE RD.                  8.000            688.07         90
                                       7.750            688.07       80,000.00
    WEST PALM BEACH  FL   33415          1            06/15/98         04
    5506561                              05           08/01/98         25
    5506561                              N            07/01/13
    0


    1775093          976/976             F           72,000.00         ZZ
                                         180         71,582.47          2
    4890-4900 LYNWOOD DRIVE            8.000            688.07         90
                                       7.750            688.07       80,000.00
    WEST PALM BEACH  FL   33415          1            06/15/98         04
    5506569                              05           08/01/98         25
    5506569                              N            07/01/13
    0


    1775094          976/976             F          120,600.00         ZZ
                                         180        119,113.40          2
    4603/05 STEAMBOAT CIRCLE           7.375          1,109.43         90
                                       7.125          1,109.43      134,000.00
    RAPID CITY       SD   57701          1            04/30/98         04
    5508617                              03           06/01/98         25
    5508617                              N            05/01/13
    0


    1775095          976/976             F           51,000.00         ZZ
                                         180         50,559.76          1
    1148 MAGNOLIA AVENUE EAST          8.125            491.07         75
                                       7.875            491.07       68,000.00
    ST. PAUL         MN   55106          5            05/05/98         00
    5508711                              05           07/01/98          0
    5508711                              N            06/01/13
    0


    1775096          976/976             F           85,000.00         ZZ
                                         120         83,557.86          1
1


    12125 53RD AVENUE NORTH            7.500          1,008.97         52
                                       7.250          1,008.97      165,000.00
    PLYMOUTH         MN   55442          5            05/18/98         00
    5508805                              05           07/01/98          0
    5508805                              O            06/01/08
    0


    1775097          976/976             F           42,400.00         ZZ
                                         180         41,920.44          1
    300 SHELARD PARKWAY #305           7.750            399.11         80
                                       7.500            399.11       53,500.00
    ST. LOUIS PARK   MN   55426          1            05/27/98         00
    5508821                              01           07/01/98          0
    5508821                              N            06/01/13
    0


    1775098          976/976             F           68,700.00         ZZ
                                         180         68,093.80          1
    633 E. MCCARTY ST.                 7.875            651.59         84
                                       7.625            651.59       82,500.00
    INDIANAPOLIS     IN   46203          2            05/22/98         21
    5509102                              05           07/01/98         25
    5509102                              N            06/01/13
    0


    1775099          976/976             F           72,000.00         ZZ
                                         180         71,364.68          1
    597 N. 9TH STREET                  7.875            682.89         90
                                       7.625            682.89       80,000.00
    NOBLESVILLE      IN   46060          1            05/28/98         21
    5509488                              05           07/01/98         25
    5509488                              N            06/01/13
    0


    1775100          976/976             F           70,000.00         ZZ
                                         180         69,326.38          1
    1765 BRYCE AVENUE                  6.875            624.30         70
                                       6.625            624.30      100,000.00
    TURLOCK          CA   95380          1            05/22/98         00
    5510712                              05           07/01/98          0
    5510712                              O            06/01/13
    0


    1775101          976/976             F          228,750.00         ZZ
                                         180        226,687.00          1
    491 SOUTH MARENGO AVENUE           7.625          2,136.83         75
                                       7.375          2,136.83      305,000.00
    PASADENA         CA   91101          1            05/08/98         00
    5510843                              05           07/01/98          0
1


    5510843                              N            06/01/13
    0


    1775102          976/976             F          140,000.00         ZZ
                                         180        139,170.09          1
    1620 RIDGLEY BOULEVARD             7.750          1,317.79         80
                                       7.500          1,317.79      175,000.00
    EUGENE           OR   97401          2            06/05/98         00
    5512943                              05           08/01/98          0
    5512943                              N            07/01/13
    0


    1775104          976/976             F          113,400.00         ZZ
                                         180        112,399.37          1
    17 OSPREY LANE                     7.875          1,075.55         73
                                       7.625          1,075.55      157,000.00
    PLYMOUTH         MA   02360          2            05/14/98         00
    5513107                              05           07/01/98          0
    5513107                              O            06/01/13
    0


    1775105          976/976             F          161,000.00         ZZ
                                         180        160,013.78          1
    5250 ALHAMA DRIVE                  7.375          1,481.08         59
                                       7.125          1,481.08      275,000.00
    LOSDANGELESLWOO  CA   91364          2            06/09/98         00
    5514263                              05           08/01/98          0
    5514263                              N            07/01/13
    0


    1775106          976/976             F          464,000.00         ZZ
                                         180        461,095.28          1
    23107 PARK MARCO POLO              7.125          4,203.06         80
                                       6.875          4,203.06      580,000.00
    CALABASAS        CA   91302          2            06/09/98         00
    5514264                              05           08/01/98          0
    5514264                              O            07/01/13
    0


    1775107          976/976             F           68,000.00         ZZ
                                         120         67,211.96          2
    874 A & B PARK PLACE               7.000            789.54         51
                                       6.750            789.54      135,000.00
    CONYERS          GA   30012          2            06/12/98         00
    5514944                              05           08/01/98          0
    5514944                              O            07/01/08
    0


1


    1775108          976/976             F           46,800.00         ZZ
                                         180         46,522.57          1
    1403 POPLAR STREET                 7.750            440.52         80
                                       7.500            440.52       58,500.00
    MURRAY           KY   42071          5            06/08/98         00
    5516659                              05           08/01/98          0
    5516659                              N            07/01/13
    0


    1775110          976/976             F           47,900.00         ZZ
                                         180         47,616.03          1
    207 SOUTH 15TH STREET              7.750            450.88         90
                                       7.500            450.88       53,250.00
    MURRAY           KY   42071          1            06/17/98         04
    5516660                              05           08/01/98         25
    5516660                              N            07/01/13
    0


    1775112          976/976             F           68,400.00         ZZ
                                         180         68,012.01          1
    247 WEST UNION                     8.250            663.58         90
                                       8.000            663.58       76,000.00
    ATHENS           OH   45701          1            06/15/98         04
    5516668                              01           08/01/98         25
    5516668                              N            07/01/13
    0


    1775113          976/976             F          127,000.00         ZZ
                                         180        126,213.53          1
    5500 MILLS ROAD                    7.250          1,159.34         80
                                       7.000          1,159.34      160,000.00
    OSTRANDER        OH   43061          2            06/18/98         00
    5516965                              05           08/01/98          0
    5516965                              O            07/01/13
    0


    1775114          976/976             F           80,000.00         ZZ
                                         180         79,515.27          1
    1670 SAINT MALO WAY                7.500            741.61         80
                                       7.250            741.61      100,000.00
    HENDERSON        NV   89014          1            06/19/98         00
    5517232                              01           08/01/98          0
    5517232                              N            07/01/13
    0


    1775115          976/976             F           45,500.00         ZZ
                                         180         45,064.49          1
    5598 30TH AVENUE NORTH             7.625            425.03         65
                                       7.375            425.03       70,000.00
1


    ST. PETERSBURG   FL   33710          5            05/15/98         00
    5519042                              05           07/01/98          0
    5519042                              N            06/01/13
    0


    1775116          976/976             F           45,000.00         ZZ
                                         180         44,607.24          2
    1862-64 MELODY LANE                8.000            430.05         60
                                       7.750            430.05       75,000.00
    ARNOLD           MO   63010          1            06/05/98         00
    5519416                              05           07/01/98          0
    5519416                              N            06/01/13
    0


    1775117          976/976             F          450,000.00         ZZ
                                         180        447,213.35          1
    26W003 MARION AVENUE               7.250          4,107.88         89
                                       7.000          4,107.88      510,000.00
    WHEATON          IL   60187          2            06/05/98         13
    7969547                              05           08/01/98         25
    7969547                              O            07/01/13
    0


    1775229          A93/G02             F          160,000.00         ZZ
                                         180        160,000.00          2
    1917 BAY RIDGE AVENUE              7.500          1,483.22         55
                                       7.250          1,483.22      295,000.00
    BROOKLYN         NY   11204          2            08/19/98         00
    0431003326                           05           10/01/98          0
    03981885                             O            09/01/13
    0


    1775335          E22/G02             F          125,000.00         ZZ
                                         180        124,225.93          1
    1660 TWELVE OAKS WAY UNIT #304     7.250          1,141.08         67
                                       7.000          1,141.08      188,000.00
    NORTH PALM BEAC  FL   33408          5            06/26/98         00
    0410889240                           01           08/01/98          0
    410889240                            O            07/01/13
    0


    1775337          E22/G02             F           30,250.00         ZZ
                                         180         30,066.71          1
    1210 OBERSTE STREET                7.500            280.42         55
                                       7.250            280.42       55,000.00
    CORPUS CHRISTI   TX   78418          5            06/30/98         00
    0410920961                           05           08/01/98          0
    410920961                            N            07/01/13
    0
1




    1775338          E22/G02             F          105,000.00         ZZ
                                         180        103,976.27          1
    1445 ARIS STREET                   7.750            988.34         70
                                       7.500            988.34      150,000.00
    METAIRIE         LA   70005          1            06/30/98         00
    0410941215                           05           08/01/98          0
    410941215                            O            07/01/13
    0


    1775354          E22/G02             F          150,000.00         ZZ
                                         180        149,110.82          1
    114 COUNTRY LAKE DRIVE             7.750          1,411.91         85
                                       7.500          1,411.91      176,500.00
    PEKIN            IL   61554          5            06/25/98         10
    0410918452                           05           08/01/98         12
    410918452                            O            07/01/13
    0


    1775367          462/462             F          140,100.00         ZZ
                                         180        138,215.49          1
    510 LUPINE PLACE                   7.375          1,288.82         66
                                       7.125          1,288.82      213,000.00
    BENICIA          CA   95624          5            06/01/98         00
    5560404                              05           08/01/98          0
    5560404                              N            07/01/13
    0


    1775372          E22/G02             F           60,000.00         T
                                         180         59,652.06          1
    2216 SAN GABRIEL STREET UNIT #     8.000            573.39         75
    105                                7.750            573.39       80,000.00
    AUSTIN           TX   78705          1            07/02/98         00
    0410919377                           01           08/01/98          0
    410919377                            O            07/01/13
    0


    1775387          E22/G02             F          217,500.00         ZZ
                                         180        216,182.15          1
    4104 TROWBRIDGE DRIVE              7.500          2,016.25         75
                                       7.250          2,016.25      290,000.00
    FORT COLLINS     CO   80526          5            06/25/98         00
    0410844765                           03           08/01/98          0
    410844765                            O            07/01/13
    0


    1775394          E22/G02             F           82,800.00         ZZ
                                         180         82,563.35          1
1


    5225 WHITE WILLOW DRIVE            8.125            797.27         75
                                       7.875            797.27      110,400.00
    FORT COLLINS     CO   80525          1            07/08/98         00
    0410953327                           01           09/01/98          0
    410953327                            N            08/01/13
    0


    1775407          462/462             F          334,500.00         ZZ
                                         180        330,642.80          2
    650-652 40TH AVENUE                7.500          3,100.86         55
                                       7.250          3,100.86      610,000.00
    SAN FRANCISCO    CA   94121          2            05/20/98         00
    5580907                              05           07/01/98          0
    5580907                              N            06/01/13
    0


    1775487          225/225             F          288,000.00         ZZ
                                         180        286,311.40          1
    58 WAINWRIGHT ST                   7.875          2,731.54         75
                                       7.625          2,731.54      385,000.00
    RYE              NY   10580          5            06/15/98         00
    7023894                              05           08/01/98          0
    7023894                              O            07/01/13
    0


    1775534          638/G02             F          172,000.00         ZZ
                                         180        170,980.40          1
    10115 ABILENE STREET               7.750          1,618.99         80
                                       7.500          1,618.99      215,000.00
    VENTURA          CA   93004          2            06/24/98         00
    0430911842                           03           08/01/98          0
    8761804                              N            07/01/13
    0


    1775613          229/G02             F           61,400.00         ZZ
                                         180         61,222.55          1
    14734 "O" CIRCLE                   8.000            586.78         72
                                       7.750            586.78       86,400.00
    OMAHA            NE   68137          1            07/23/98         00
    0430966325                           05           09/01/98          0
    0016079808                           N            08/01/13
    0


    1775687          F62/G02             F          101,500.00         ZZ
                                         180        100,850.71          2
    361-363 E. 12 ST                   6.875            905.23         60
                                       6.625            905.23      170,000.00
    HIALEAH          FL   33010          5            06/24/98         00
    0430913665                           05           08/01/98          0
1


    0000                                 O            07/01/13
    0


    1775745          822/G02             F           54,600.00         ZZ
                                         180         54,279.86          1
    517 NOBLE STREET                   7.875            517.86         65
                                       7.625            517.86       84,000.00
    NORRISTOWN       PA   19401          5            06/19/98         00
    0430905505                           05           08/01/98          0
    3636001992                           N            07/01/13
    0


    1775747          A36/A36             F           30,000.00         ZZ
                                         180         30,000.00          1
    24130 BERNARD DRIVE                6.750            265.47         35
                                       6.500            265.47       86,000.00
    CRESTLINE        CA   92325          5            08/11/98         00
    000                                  05           10/01/98          0
    000                                  O            09/01/13
    0


    1775999          E22/G02             F          250,000.00         ZZ
                                         180        249,253.22          1
    4589 WALDEN DRIVE                  7.625          2,335.32         59
                                       7.375          2,335.32      425,000.00
    BLOOMFIELD TOWN  MI   48301          5            07/08/98         00
    0410939037                           05           09/01/98          0
    410939037                            O            08/01/13
    0


    1776002          E62/G02             F           64,000.00         ZZ
                                         180         63,616.44          1
    153 SUMMERFIELD DRIVE              7.625            597.84         74
                                       7.375            597.84       86,500.00
    MCDONOUGH        GA   30253          2            06/26/98         00
    0430908624                           05           08/01/98          0
    00                                   N            07/01/13
    0


    1776013          E22/G02             F           50,750.00         ZZ
                                         180         50,606.56          2
    78-80 WEST 11TH STREET             8.250            492.35         70
                                       8.000            492.35       72,500.00
    ATLANTIC BEACH   FL   32233          1            07/09/98         00
    0410912240                           05           09/01/98          0
    410912240                            N            08/01/13
    0


1


    1776061          E22/G02             F           45,000.00         ZZ
                                         180         44,744.76          3
    1624-1626 BEHRMAN AVENUE           8.250            436.56         90
                                       8.000            436.56       50,000.00
    NEW ORLEANS      LA   70114          1            06/30/98         10
    0410896492                           05           08/01/98         25
    410896492                            N            07/01/13
    0


    1776199          A35/G02             F           95,000.00         ZZ
                                         180         95,000.00          1
    99 BROOKSITE DRIVE                 7.875            901.03         64
                                       7.625            901.03      150,000.00
    SMITHOWN         NY   11787          2            08/18/98         00
    0430999086                           05           10/01/98          0
    FWW4032                              O            09/01/13
    0


    1776272          E46/G02             F          124,000.00         ZZ
                                         180        124,000.00          1
    9 CENTRAL AVENUE                   7.750          1,167.18         80
                                       7.500          1,167.18      155,000.00
    ISLAND HEIGHTS   NJ   08732          2            08/25/98         00
    0431000157                           05           10/01/98          0
    30810                                O            09/01/13
    0


    1776286          A91/G02             F          176,000.00         ZZ
                                         180        175,513.53          2
    21-28 24TH STREET                  8.500          1,733.14         66
                                       8.250          1,733.14      270,000.00
    ASTORIA          NY   11105          2            07/16/98         00
    0430910877                           05           09/01/98          0
    9815466B                             N            08/01/13
    0


    1776315          A99/G02             F          106,000.00         ZZ
                                         180        106,000.00          1
    3305 165TH STREET                  6.500            923.37         57
                                       6.250            923.37      187,000.00
    MADRID           IA   50156          5            08/24/98         23
    0431003854                           05           10/01/98          0
    0320092                              O            09/01/13
    0


    1776484          134/G02             F           70,000.00         ZZ
                                         180         69,795.46          1
    724 WEST 1720 NORTH #301           7.875            663.92         59
                                       7.625            663.92      120,000.00
1


    PROVO            UT   84604          2            07/01/98         00
    0430909796                           01           09/01/98          0
    7332363                              N            08/01/13
    0


    1776501          A45/G02             F          114,000.00         T
                                         180        113,659.47          1
    41 BANK STREET                     7.625          1,064.91         31
                                       7.375          1,064.91      374,000.00
    HARWICHPORT      MA   02646          2            08/03/98         00
    0430969675                           05           09/01/98          0
    0000                                 O            08/01/13
    0


    1776558          E22/G02             F           41,650.00         ZZ
                                         120         41,186.81          1
    RT 2, BOX 62 OLD CLINCH VALLEY     7.750            499.84         85
    ROAD                               7.500            499.84       49,000.00
    THORNHILL        TN   37881          5            06/25/98         04
    0410917751                           05           08/01/98         12
    410917751                            O            07/01/08
    0


    1776572          E22/G02             F           61,750.00         ZZ
                                         180         60,645.92          1
    301 & 303 FLOURNOY DRIVE           8.500            608.08         77
                                       8.250            608.08       81,000.00
    AUSTIN           TX   78745          2            06/30/98         00
    0410933154                           05           08/01/98          0
    410933154                            N            07/01/13
    0


    1776578          E22/G02             F           61,650.00         ZZ
                                         180         61,477.69          1
    12288 DEEDER LANE                  8.375            602.58         90
                                       8.125            602.58       68,500.00
    JACKSONVILLE     FL   32223          1            07/09/98         04
    0410930465                           05           09/01/98         30
    410930465                            N            08/01/13
    0


    1776650          737/G02             F           36,000.00         ZZ
                                         180         34,183.48          1
    4074 PARKS ROAD                    7.000            323.58         38
                                       6.750            323.58       96,000.00
    FLOWERY BRANCH   GA   30542          4            07/07/98         00
    0430958702                           05           09/01/98          0
    953327                               O            08/01/13
    0
1




    1776716          480/G02             F           38,250.00         ZZ
                                         180         38,028.18          1
    432 KESWICK AVENUE                 8.000            365.54         90
                                       7.750            365.54       42,500.00
    CHARLOTTE        NC   28206          2            06/12/98         12
    0430924621                           05           08/01/98         25
    2065563                              N            07/01/13
    0


    1776723          480/G02             F           41,500.00         ZZ
                                         180         41,264.60          1
    2839 NE 9TH STREET                 8.250            402.61         70
                                       8.000            402.61       60,000.00
    GAINESVILLE      FL   32609          5            06/30/98         00
    0430925164                           05           08/01/98          0
    2427201                              N            07/01/13
    0


    1776762          480/G02             F          152,000.00         ZZ
                                         180        150,064.95          1
    11880 EAST WAGON TRAIL ROAD        7.000          1,366.22         68
                                       6.750          1,366.22      225,000.00
    TUCSON           AZ   85749          5            04/29/98         00
    0430924795                           05           06/01/98          0
    2192854                              O            05/01/13
    0


    1776775          480/G02             F           90,000.00         ZZ
                                         180         89,214.52          1
    9920 SW 128TH STREET               8.000            860.09         36
                                       7.750            860.09      253,000.00
    MIAMI            FL   33176          2            05/15/98         00
    0430924928                           05           07/01/98          0
    2496743                              O            06/01/13
    0


    1776780          480/G02             F           81,600.00         ZZ
                                         180         80,887.85          1
    4141 BAYSHORE BLVD #1203           8.000            779.81         80
                                       7.750            779.81      102,000.00
    TAMPA            FL   33611          1            05/28/98         00
    0430924787                           06           07/01/98          0
    2465730                              O            06/01/13
    0


    1776795          480/G02             F          157,500.00         T
                                         180        156,155.32          1
1


    23070 BONITO LANE                  8.250          1,527.97         75
                                       8.000          1,527.97      210,000.00
    CUDJOE KEY       FL   33042          1            05/05/98         00
    0430924688                           05           07/01/98          0
    2320935                              O            06/01/13
    0


    1776801          480/G02             F           47,700.00         ZZ
                                         180         47,429.43          1
    2315 SW 73RD TERRACE               8.250            462.76         90
                                       8.000            462.76       53,000.00
    GAINESVILLE      FL   32608          2            06/30/98         12
    0430925180                           03           08/01/98         25
    2427193                              N            07/01/13
    0


    1776809          480/G02             F           33,000.00         ZZ
                                         180         32,808.62          1
    2832 NE 11TH TERRACE               8.000            315.37         58
                                       7.750            315.37       57,000.00
    GAINESVILLE      FL   32609          2            06/30/98         00
    0430925172                           05           08/01/98          0
    2427177                              N            07/01/13
    0


    1776811          480/G02             F           64,800.00         ZZ
                                         180         64,432.44          1
    3310 NW 30TH AVE                   8.250            628.65         90
                                       8.000            628.65       72,000.00
    GAINESVILLE      FL   32605          2            06/30/98         12
    0430925206                           05           08/01/98         25
    2427185                              N            07/01/13
    0


    1776844          B75/G02             F          172,000.00         ZZ
                                         180        171,491.83          1
    30192 ONO BLVD                     7.750          1,619.00         59
                                       7.500          1,619.00      295,000.00
    ORANGE BEACH     AL   36561          2            07/29/98         00
    0430994541                           05           09/01/98          0
    B75                                  O            08/01/13
    0


    1776991          E82/G02             F           40,500.00         ZZ
                                         180         40,389.30          2
    4-6 COZY AVENUE                    8.625            401.79         90
                                       8.375            401.79       45,000.00
    ONEONTA          NY   13820          1            07/20/98         04
    0400122198                           05           09/01/98         25
1


    04001222198                          N            08/01/13
    0


    1777039          134/G02             F           38,250.00         ZZ
                                         180         38,030.60          1
    1217 CENTURY                       8.125            368.31         85
                                       7.875            368.31       45,000.00
    MIDLAND          TX   79703          2            06/26/98         11
    0430913947                           05           08/01/98         12
    59327218                             N            07/01/13
    0


    1777060          134/G02             F           47,600.00         ZZ
                                         180         47,332.97          1
    1640 DAYTON                        8.375            465.26         70
                                       8.125            465.26       68,000.00
    WICHITA FALLS    TX   76301          5            06/24/98         00
    0430911792                           05           08/01/98          0
    7305013                              N            07/01/13
    0


    1777130          638/G02             F          240,000.00         ZZ
                                         180        239,259.13          1
    15284 GREENHORN ROAD               7.250          2,190.87         80
                                       7.000          2,190.87      300,000.00
    GRASS VALLEY     CA   95945          5            07/01/98         00
    0430922484                           05           09/01/98          0
    8764879                              O            08/01/13
    0


    1777160          B28/G02             F           82,000.00         ZZ
                                         180         81,763.03          1
    1179 NORTH PINE                    8.000            783.64         70
                                       7.750            783.64      117,700.00
    MARSHFIELD       MO   65706          2            07/09/98         00
    0430993089                           05           09/01/98          0
    980123                               O            08/01/13
    0


    1777183          E11/G02             F          124,000.00         ZZ
                                         180        123,621.38          1
    11912 BAYPOINT DRIVE               7.375          1,140.70         70
                                       7.125          1,140.70      179,000.00
    BURNSVILLE       MN   55337          1            07/16/98         00
    0430909325                           05           09/01/98          0
    UNKNOWN                              O            08/01/13
    0


1


    1777205          G81/G02             F          109,250.00         ZZ
                                         180        108,948.02          2
    1042-44 SW 9TH STREET              8.500          1,075.83         95
                                       8.250          1,075.83      115,000.00
    MIAMI            FL   33130          1            07/31/98         10
    0430955039                           05           09/01/98         30
    21807093                             O            08/01/13
    0


    1777234          H81/G02             F           73,500.00         ZZ
                                         180         73,294.56          1
    1976-78 SOUTH 79TH STREET          8.375            718.41         72
                                       8.125            718.41      102,400.00
    WEST ALLIS       WI   53214          2            07/31/98         00
    0430969931                           05           09/01/98          0
    4730                                 N            08/01/13
    0


    1777278          375/G02             F           92,000.00         ZZ
                                         180         90,310.34          1
    6 CREEK FOREST LANE                7.375            846.33         75
                                       7.125            846.33      123,000.00
    CONROE           TX   77355          4            04/09/98         00
    0430909176                           03           06/01/98          0
    682644                               O            05/01/13
    0


    1777298          375/G02             F           50,000.00         ZZ
                                         180         49,534.12          2
    2331 HOFFNAGLE STREET              7.250            456.44         50
                                       7.000            456.44      100,000.00
    PHILADELPHIA     PA   19152          5            05/12/98         00
    0430912865                           05           07/01/98          0
    734145                               N            06/01/13
    0


    1777309          375/G02             F           48,000.00         ZZ
                                         180         47,552.76          1
    349 EAST THOMAS ROAD               7.250            438.18         80
    #E501                              7.000            438.18       60,000.00
    PHOENIX          AZ   85012          2            06/01/98         00
    0430913046                           08           07/01/98          0
    0047128590                           O            06/01/13
    0


    1777312          375/G02             F          104,000.00         T
                                         180        102,718.03          1
    4601 COUNTY ROAD 473               7.375            956.72         80
                                       7.125            956.72      130,000.00
1


    ELGIN            TX   78621          1            04/02/98         00
    0430912915                           05           06/01/98          0
    6450206                              O            05/01/13
    0


    1777326          757/G02             F           44,000.00         ZZ
                                         180         43,868.56          1
    7 EMILY LANE                       7.625            411.02         48
                                       7.375            411.02       92,000.00
    CARROLLTON       GA   30117          2            07/15/98         00
    0430916122                           05           09/01/98          0
    3220613                              O            08/01/13
    0


    1777334          757/G02             F           57,000.00         ZZ
                                         180         56,665.79          1
    334 DEFOE CIRCLE                   7.875            540.62         79
                                       7.625            540.62       72,500.00
    MARYVILLE        TN   37804          2            07/01/98         00
    0430916296                           05           08/01/98          0
    3508082                              N            07/01/13
    0


    1777336          375/G02             F           50,400.00         T
                                         180         49,645.83          1
    171 WAKULLA LANE #118              7.750            474.40         90
                                       7.500            474.40       56,000.00
    COCOA BEACH      FL   32931          1            03/06/98         04
    0430920280                           01           05/01/98         20
    734175                               O            04/01/13
    0


    1777337          E22/G02             F          100,100.00         ZZ
                                         180         99,538.47          2
    4348 AUBURN                        8.375            978.41         70
                                       8.125            978.41      143,000.00
    SHELBY TOWNSHIP  MI   48043          1            07/01/98         00
    0410934756                           05           08/01/98          0
    410934756                            O            07/01/13
    0


    1777339          757/G02             F           48,000.00         ZZ
                                         180         47,858.18          1
    1645 BOWENS MILL HWY               7.750            451.82         62
                                       7.500            451.82       78,100.00
    FITZGERALD       GA   31750          5            07/14/98         00
    0430916155                           05           09/01/98          0
    3567799                              O            08/01/13
    0
1




    1777355          E22/G02             F           91,000.00         ZZ
                                         180         90,466.45          1
    1401 LAPORTE AVENUE                7.875            863.09         70
                                       7.625            863.09      130,000.00
    FORT COLLINS     CO   80521          5            06/30/98         00
    0410890560                           05           08/01/98          0
    410890560                            N            07/01/13
    0


    1777365          E22/G02             F           78,000.00         ZZ
                                         180         77,767.01          2
    5170 NE 17TH TERRACE               7.625            728.62         46
                                       7.375            728.62      170,000.00
    FORT LAUNDERDAL  FL   33334          2            07/10/98         00
    0410890404                           05           09/01/98          0
    410890404                            O            08/01/13
    0


    1777366          E22/G02             F           33,300.00         ZZ
                                         180         33,207.95          1
    4133 STALLINGS DRIVE               8.500            327.92         90
    UNIT # 603                         8.250            327.92       37,000.00
    NACOGDOCHES      TX   75961          2            07/09/98         10
    0430931519                           01           09/01/98         25
    410925010                            N            08/01/13
    0


    1777413          E22/G02             F           65,000.00         ZZ
                                         180         64,606.15          1
    11308 TAFT STREET                  7.500            602.56         95
                                       7.250            602.56       68,500.00
    PEMBROKE PINES   FL   33026          1            07/02/98         14
    0410928196                           01           08/01/98         30
    410928196                            O            07/01/13
    0


    1777421          E22/G02             F          144,000.00         ZZ
                                         180        143,593.00          4
    758 ROYAL RIDGE DRIVE              8.250          1,397.00         80
                                       8.000          1,397.00      180,000.00
    WEST CARROLLTON  OH   45449          2            07/10/98         00
    0410946016                           05           09/01/98          0
    410946016                            O            08/01/13
    0


    1777458          375/G02             F           42,400.00         ZZ
                                         180         42,025.86          3
1


    222 WEST POPLAR STREET             7.875            402.15         80
                                       7.625            402.15       53,000.00
    GROVE CITY       PA   16127          1            05/05/98         00
    0430910190                           05           07/01/98          0
    735444                               N            06/01/13
    0


    1777476          638/G02             F           68,800.00         ZZ
                                         180         68,609.83          1
    17011 NORTH BAY ROAD               8.500            677.50         80
                                       8.250            677.50       86,000.00
    MIAMI            FL   33160          1            07/07/98         00
    0430919472                           01           09/01/98          0
    8765903                              O            08/01/13
    0


    1777478          375/G02             F          150,000.00         ZZ
                                         180        148,572.66          1
    39 COW LANE                        7.750          1,411.92         14
                                       7.500          1,411.92    1,100,000.00
    KINGS POINT      NY   11024          5            05/13/98         00
    0430910091                           05           07/01/98          0
    47083423                             O            06/01/13
    0


    1777485          375/G02             F          150,000.00         ZZ
                                         180        147,209.35          1
    18 MONITOR ROAD                    7.375          1,379.89         69
                                       7.125          1,379.89      219,990.00
    HAUPPAUGE        NY   11788          1            02/20/98         00
    0430909879                           09           04/01/98          0
    688820                               O            03/01/13
    0


    1777576          E23/G02             F           94,000.00         ZZ
                                         180         93,719.21          1
    2800 NORTH FARRELL DRIVE           7.625            878.08         59
                                       7.375            878.08      160,000.00
    PALM SPRINGS     CA   92262          2            07/08/98         00
    0430920181                           05           09/01/98          0
    10503901                             O            08/01/13
    0


    1777734          267/267             F          143,000.00         ZZ
                                         180        142,548.84          1
    17002 ADLON RD                     7.000          1,285.33         16
                                       6.750          1,285.33      915,000.00
    ENCINO           CA   91436          2            06/29/98         00
    4269402                              05           09/01/98          0
1


    4269402                              O            08/01/13
    0


    1777744          134/G02             F           40,800.00         ZZ
                                         180         40,565.99          1
    114 N EISENHOWER                   8.125            392.86         85
                                       7.875            392.86       48,000.00
    MIDLAND          TX   79703          2            06/26/98         11
    0430923375                           05           08/01/98         12
    59327220                             N            07/01/13
    0


    1777761          737/G02             F           67,300.00         ZZ
                                         180         67,111.89          2
    4132 A & B BREWSTER DRIVE          8.375            657.81         76
                                       8.125            657.81       89,000.00
    TALLAHASSEE      FL   32308          2            07/14/98         00
    0431009000                           05           09/01/98          0
    952631                               N            08/01/13
    0


    1777805          140/G02             F           38,250.00         T
                                         180         38,136.99          1
    1164 INDIAN ROAD                   7.750            360.04         90
                                       7.500            360.04       42,500.00
    VIRGINIA BEACH   VA   23451          1            07/14/98         01
    0430989616                           01           09/01/98         25
    444173                               O            08/01/13
    0


    1777811          134/G02             F           42,400.00         ZZ
                                         180         42,156.80          1
    3413 ROCKY LANE ROAD               8.125            408.27         80
                                       7.875            408.27       53,000.00
    ODESSA           TX   79762          2            06/26/98         00
    0430914036                           05           08/01/98          0
    59327216                             N            07/01/13
    0


    1777869          757/G02             F           62,900.00         ZZ
                                         180         62,726.13          1
    2165 S MILLEDGE AVE UNIT 3B        8.500            619.41         90
                                       8.250            619.41       69,900.00
    ATHENS           GA   30605          1            07/20/98         01
    0430918730                           01           09/01/98         25
    3567807                              O            08/01/13
    0


1


    1777902          E22/G02             F          117,600.00         ZZ
                                         180        117,236.97          1
    2722 CANE FIELD DR                 7.250          1,073.53         80
                                       7.000          1,073.53      147,000.00
    SUGAR LAND       TX   77479          1            07/15/98         00
    0410956791                           03           09/01/98          0
    410956791                            O            08/01/13
    0


    1777907          E22/G02             F           94,250.00         ZZ
                                         120         93,265.39          4
    170 WEST COLLEGE STREET            8.875          1,187.55         70
                                       8.625          1,187.55      135,000.00
    CANONSBURG       PA   15317          5            07/06/98         00
    0410904254                           05           08/01/98          0
    410904254                            N            07/01/08
    0


    1777911          E22/G02             F           62,000.00         ZZ
                                         180         61,820.83          1
    2902 OAKMONT BOULEVARD             8.000            592.50         57
                                       7.750            592.50      110,000.00
    AUSTIN           TX   78703          2            07/14/98         00
    0410952204                           05           09/01/98          0
    410952204                            N            08/01/13
    0


    1778002          180/G02             F           64,350.00         ZZ
                                         180         63,993.00          1
    5602 DUKE STREET                   8.500            633.68         90
                                       8.250            633.68       71,500.00
    LUBBOCK          TX   79416          1            06/26/98         04
    0430954792                           05           08/01/98         25
    13002274                             N            07/01/13
    0


    1778179          664/G02             F           54,000.00         ZZ
                                         180         53,847.37          1
    1021 POPLAR                        8.250            523.88         68
                                       8.000            523.88       80,000.00
    WAUKEGAN         IL   60085          5            07/17/98         00
    0430922906                           05           09/01/98          0
    2655041                              N            08/01/13
    0


    1778208          E22/G02             F          248,000.00         ZZ
                                         180        247,267.31          1
    8445 FRICOT CITY ROAD              7.750          2,334.36         80
                                       7.500          2,334.36      310,000.00
1


    CALAVERITAS      CA   95249          5            07/09/98         00
    0410933337                           05           09/01/98          0
    410933337                            O            08/01/13
    0


    1778343          369/G02             F           70,000.00         ZZ
                                         180         69,589.59          1
    5410 FALCON WOOD COURT             7.875            663.91         80
                                       7.625            663.91       87,500.00
    ARLINGTON        TX   76016          2            06/25/98         00
    0430913855                           05           08/01/98          0
    0061780623                           O            07/01/13
    0


    1778548          E45/G02             F           47,600.00         ZZ
                                         180         46,832.19          2
    195-197 NORTH BLUFF ROAD           6.875            424.52         68
                                       6.625            424.52       70,000.00
    ATHENS           GA   30605          1            03/30/98         00
    0430927483                           05           05/01/98          0
    38137                                N            04/01/13
    0


    1778564          E22/G02             F           33,900.00         ZZ
                                         180         33,797.62          1
    13532 FRANCES AVENUE               7.500            314.26         71
                                       7.250            314.26       48,000.00
    HUDSON           FL   34667          2            07/14/98         00
    0410940662                           05           09/01/98          0
    410940662                            N            08/01/13
    0


    1778587          E22/G02             F           45,900.00         ZZ
                                         180         45,761.38          1
    13816 MELANIE AVENUE               7.500            425.50         90
                                       7.250            425.50       51,000.00
    HUDSON           FL   34667          2            07/14/98         04
    0410940654                           05           09/01/98         25
    410940654                            N            08/01/13
    0


    1778624          E22/G02             F           29,250.00         ZZ
                                         180         29,170.05          2
    1211 4TH STREET                    8.625            290.18         90
                                       8.375            290.18       32,500.00
    MUSKEGON         MI   49441          1            07/13/98         10
    0410891352                           05           09/01/98         25
    410891352                            N            08/01/13
    0
1




    1778660          E22/G02             F          350,000.00         ZZ
                                         180        347,992.63          1
    3335 LONE PINE                     8.125          3,370.09         56
                                       7.875          3,370.09      630,000.00
    WEST BLOOMFIELD  MI   48323          5            06/26/98         00
    0410925226                           05           08/01/98          0
    410925226                            O            07/01/13
    0


    1778661          E22/G02             F           59,100.00         ZZ
                                         180         58,921.52          1
    4545 TOPSAIL TRAIL                 7.500            547.86         80
                                       7.250            547.86       74,000.00
    NEW PORT RICHEY  FL   34652          2            07/14/98         00
    0410940522                           05           09/01/98          0
    410940522                            N            08/01/13
    0


    1778757          E62/G02             F           67,300.00         ZZ
                                         180         66,905.41          1
    339 ASHTON PLACE                   7.875            638.31         90
                                       7.625            638.31       74,800.00
    MCDONOUGH        GA   30253          1            06/26/98         04
    0430914788                           05           08/01/98         25
    00                                   N            07/01/13
    0


    1778826          637/G02             F           43,650.00         ZZ
                                         180         43,396.86          1
    6161 WEST CAMBRIDGE AVE            8.000            417.15         90
                                       7.750            417.15       48,500.00
    PHOENIX          AZ   85035          1            06/16/98         04
    0430925941                           05           08/01/98         20
    8496127                              N            07/01/13
    0


    1778839          637/G02             F          110,000.00         ZZ
                                         180        109,333.48          1
    19 SUNSET AVENUE                   7.500          1,019.72         59
                                       7.250          1,019.72      187,000.00
    HAMPSTEAD        NH   03841          2            06/24/98         00
    0430922336                           05           08/01/98          0
    0011434289                           O            07/01/13
    0


    1778989          134/G02             F          122,000.00         ZZ
                                         180        120,887.70          1
1


    2625 WEST COUNTRY CLUB DRIVE       7.500          1,130.96         69
                                       7.250          1,130.96      177,000.00
    OKLAHOMA CITY    OK   73116          2            05/22/98         00
    0430927574                           05           07/01/98          0
    59302797                             O            06/01/13
    0


    1779017          201/G02             F           71,000.00         ZZ
                                         180         70,597.28          1
    845 GREEN VALLEY ROAD              8.250            688.80         90
                                       8.000            688.80       78,900.00
    PALM HARBOR      FL   34683          1            06/26/98         11
    0430926261                           05           08/01/98         25
    5309084621                           N            07/01/13
    0


    1779137          G92/G02             F          266,000.00         ZZ
                                         180        265,142.39          1
    5132 HEBRIDES COURT                6.750          2,353.86         56
                                       6.500          2,353.86      480,000.00
    NEWARK           CA   94560          2            07/17/98         00
    0430926121                           03           09/01/98          0
    0290583                              O            08/01/13
    0


    1779238          E22/G02             F           65,000.00         ZZ
                                         180         64,803.69          1
    620 W. HENRY                       7.500            602.56         93
                                       7.250            602.56       70,000.00
    KANKAKEE         IL   60901          2            07/17/98         04
    0410907372                           05           09/01/98         30
    410907372                            O            08/01/13
    0


    1779319          A59/G02             F          140,000.00         ZZ
                                         120        139,191.15          1
    15500 HIGHLAND LAWNS COURT         7.000          1,625.52         68
                                       6.750          1,625.52      208,000.00
    MINNETONKA       MN   55345          5            07/28/98         00
    0430958785                           05           09/01/98          0
    8675308                              O            08/01/08
    0


    1779333          E22/G02             F           95,200.00         ZZ
                                         180         94,896.37          1
    2216 7TH AVENUE SOUTH              6.875            849.05         80
                                       6.625            849.05      119,000.00
    GREAT FALLS      MT   59405          1            07/16/98         00
    0410954077                           05           09/01/98          0
1


    410954077                            O            08/01/13
    0


    1779334          H35/G02             F           79,000.00         ZZ
                                         180         78,758.78          1
    758 SW 97 PLACE CIRCLE             7.375            726.74         59
                                       7.125            726.74      136,000.00
    MIAMI            FL   33174          2            07/06/98         00
    0430920983                           05           09/01/98          0
    9150051687                           O            08/01/13
    0


    1779345          G97/G02             F          122,500.00         ZZ
                                         180        122,500.00          4
    3060 COUNTRY VIEW LANE             7.500          1,135.59         70
                                       7.250          1,135.59      175,000.00
    HOLLAND          MI   49424          5            08/10/98         00
    0430990432                           05           10/01/98          0
    G97                                  N            09/01/13
    0


    1779352          K21/G02             F          387,000.00         ZZ
                                         180        387,000.00          1
    8035 NARDIAN WAY                   7.125          3,505.57         79
                                       6.875          3,505.57      490,000.00
    LOS ANGELES      CA   90045          2            08/04/98         00
    0430984831                           05           10/01/98          0
    9899815                              O            09/01/13
    0


    1779556          E45/G02             F          213,750.00         ZZ
                                         180        212,454.86          1
    4780 GRADY SMITH ROAD              7.500          1,981.49         75
                                       7.250          1,981.49      285,000.00
    LOGANVILLE       GA   30052          2            06/16/98         00
    0430919183                           05           08/01/98          0
    40473                                O            07/01/13
    0


    1779665          267/267             F           77,500.00         ZZ
                                         180         77,250.13          1
    401 N. BUSHNELL AVE.               6.750            685.81         36
                                       6.500            685.81      220,000.00
    ALHAMBRA         CA   91801          2            07/06/98         00
    4267078                              05           09/01/98          0
    4267078                              O            08/01/13
    0


1


    1779673          E22/G02             F           30,400.00         ZZ
                                         180         30,311.17          1
    4800 W. LOVERS LANE #223E          7.875            288.33         80
                                       7.625            288.33       38,000.00
    DALLAS           TX   75209          1            07/08/98         00
    0410948905                           01           09/01/98          0
    410948905                            O            08/01/13
    0


    1779676          E22/G02             F          145,000.00         ZZ
                                         180        144,121.42          1
    21 STONEY HILL COURT               7.500          1,344.17         71
                                       7.250          1,344.17      207,000.00
    BUTLER           NJ   07405          5            07/02/98         00
    0410889307                           05           08/01/98          0
    410889307                            O            07/01/13
    0


    1779690          E22/G02             F           42,800.00         T
                                         180         42,681.70          1
    4720 SUTTON TERRACE                8.500            421.47         65
    UNIT #  118                        8.250            421.47       65,900.00
    ORLANDO          FL   32811          1            07/02/98         00
    0410934459                           01           09/01/98          0
    410934459                            O            08/01/13
    0


    1779740          E22/G02             F           72,000.00         ZZ
                                         180         71,805.40          2
    37 ROSE STREET                     8.750            719.60         80
                                       8.500            719.60       90,000.00
    STRATFORD        CT   06497          1            07/15/98         00
    0410928790                           05           09/01/98          0
    410928790                            N            08/01/13
    0


    1779743          E22/G02             F           61,200.00         ZZ
                                         180         61,000.22          1
    1601 HEATHER CT                    7.250            558.67         85
                                       7.000            558.67       72,000.00
    PRYOR CREEK      OK   74361          5            06/30/98         04
    0410932495                           05           09/01/98         12
    410932495                            O            08/01/13
    0


    1779751          E22/G02             F           70,850.00         ZZ
                                         180         70,649.75          2
    2619 SOUTH ADAMS STREET            8.250            687.34         65
                                       8.000            687.34      109,000.00
1


    FT. WORTH        TX   76110          5            07/09/98         00
    0410941546                           05           09/01/98          0
    410941546                            N            08/01/13
    0


    1779820          E22/G02             F          224,000.00         ZZ
                                         180        223,345.47          1
    8155 REDWOOD LANE                  7.875          2,124.53         80
                                       7.625          2,124.53      280,000.00
    GRANITE BAY      CA   95746          5            07/17/98         00
    0410958870                           05           09/01/98          0
    410958870                            N            08/01/13
    0


    1780072          830/G02             F           48,200.00         ZZ
                                         180         48,056.02          1
    6897 LAURELWOOD DRIVE              7.625            450.25         57
                                       7.375            450.25       85,000.00
    DOUGLASVILLE     GA   30135          2            07/10/98         00
    0430983593                           05           09/01/98          0
    535883                               N            08/01/13
    0


    1780086          637/G02             F           86,250.00         ZZ
                                         180         85,749.84          1
    1424 STILL CREEK AVENUE            8.000            824.25         75
                                       7.750            824.25      115,050.00
    HENDERSON        NV   89014          3            06/12/98         00
    0430929398                           03           08/01/98          0
    8447492                              N            07/01/13
    0


    1780090          637/G02             F           64,500.00         ZZ
                                         180         64,117.63          2
    960-962 18TH AVENUE                7.750            607.13         62
                                       7.500            607.13      105,500.00
    LONGVIEW         WA   98632          2            06/05/98         00
    0430929232                           05           08/01/98          0
    0010208361                           N            07/01/13
    0


    1780110          637/G02             F           75,000.00         ZZ
                                         180         74,555.39          1
    945-947 17TH AVENUE                7.750            705.96         73
                                       7.500            705.96      103,500.00
    LONGVIEW         WA   98632          2            06/05/98         00
    0430960161                           05           08/01/98          0
    0010208312                           N            07/01/13
    0
1




    1780133          964/G02             F          136,500.00         ZZ
                                         180        136,069.35          1
    4533 PRONGHORN WAY                 7.000          1,226.90         71
                                       6.750          1,226.90      193,000.00
    ANTIOCH          CA   94509          2            07/14/98         00
    0430921833                           05           09/01/98          0
    39171                                O            08/01/13
    0


    1780148          253/253             F           49,400.00         ZZ
                                         180         49,254.04          1
    2705 BRIARWOOD BOULEVARD           7.750            465.00         65
                                       7.500            465.00       76,000.00
    EAST POINT       GA   30344          5            07/15/98         00
    914747                               05           09/01/98          0
    914747                               N            08/01/13
    0


    1780178          E22/G02             F          129,400.00         ZZ
                                         180        129,000.55          1
    3528 TRACY                         7.250          1,181.24         80
                                       7.000          1,181.24      161,800.00
    STERLING HEIGHT  MI   48310          1            07/16/98         00
    0410937874                           05           09/01/98          0
    410937874                            O            08/01/13
    0


    1780211          E22/G02             F          121,500.00         ZZ
                                         180        120,348.58          4
    1678 MAYBERRY                      8.250          1,178.72         77
                                       8.000          1,178.72      159,300.00
    NEOSHO           MO   64850          2            07/24/98         00
    0410840250                           05           09/01/98          0
    410840250                            N            08/01/13
    0


    1780224          737/G02             F           47,000.00         ZZ
                                         180         46,864.17          1
    1410 E ROYAL PALM ROAD             8.000            449.16         53
                                       7.750            449.16       90,000.00
    PHOENIX          AZ   85020          2            07/09/98         00
    0430958454                           05           09/01/98          0
    515437                               O            08/01/13
    0


    1780229          134/G02             F           43,200.00         ZZ
                                         180         43,080.59          1
1


    311 HUNTLEE DRIVE                  8.500            425.41         90
                                       8.250            425.41       48,000.00
    NEW ORLEANS      LA   70131          1            07/22/98         11
    0430925123                           05           09/01/98         25
    7297893                              N            08/01/13
    0


    1780284          E22/G02             F          104,800.00         ZZ
                                         180        104,490.37          1
    3103 CROOKS                        7.750            986.46         80
                                       7.500            986.46      131,000.00
    ROCHESTER HILLS  MI   48309          1            07/06/98         00
    0410941819                           05           09/01/98          0
    410941819                            N            08/01/13
    0


    1780442          E22/G02             F           46,000.00         ZZ
                                         180         43,830.34          1
    968 BUFFALO WAY                    7.750            432.99         62
                                       7.500            432.99       75,000.00
    SPARKS           NV   89431          2            07/17/98         00
    0410829311                           09           09/01/98          0
    410829311                            O            08/01/13
    0


    1780492          638/G02             F          140,000.00         ZZ
                                         180        139,590.92          1
    273 BLACK LANE                     7.875          1,327.83         80
                                       7.625          1,327.83      175,000.00
    CARVALLIS        MT   59828          1            07/14/98         00
    0430927194                           05           09/01/98          0
    8757457                              O            08/01/13
    0


    1780664          638/G02             F          121,000.00         ZZ
                                         180        120,634.57          1
    1470 NORTH 300 EAST                7.500          1,121.68         36
                                       7.250          1,121.68      345,000.00
    LEHI             UT   84043          5            07/14/98         00
    0430926196                           05           09/01/98          0
    8756421                              O            08/01/13
    0


    1780668          638/G02             F           39,060.00         ZZ
                                         180         38,947.12          1
    2633 NORTH 48TH DRIVE              8.000            373.28         70
                                       7.750            373.28       55,800.00
    PHOENIX          AZ   85040          1            07/10/98         00
    0430927152                           05           09/01/98          0
1


    8759175                              N            08/01/13
    0


    1780675          225/225             F          122,250.00         ZZ
                                         180        119,181.56          1
    3789 NORTH ALDER                   7.625          1,141.98         75
                                       7.375          1,141.98      163,000.00
    HOFFMAN ESTATES  IL   60195          2            03/25/98         00
    7012229                              05           05/01/98          0
    7012229                              N            04/01/13
    0


    1780791          267/267             F           65,000.00         ZZ
                                         180         64,792.69          1
    970 S KINGSLEY DRIVE               6.875            579.71         69
    UNIT #202                          6.625            579.71       95,000.00
    LOS ANGELES      CA   90006          2            07/14/98         00
    4263919                              01           09/01/98          0
    4263919                              O            08/01/13
    0


    1780792          225/225             F          108,000.00         ZZ
                                         180        107,673.82          1
    61 JOTHAM ROAD                     7.500          1,001.18         68
                                       7.250          1,001.18      159,000.00
    NEW MILFORD      CT   06776          2            07/13/98         00
    0000                                 05           09/01/98          0
    0000                                 O            08/01/13
    0


    1780808          757/G02             F           69,600.00         ZZ
                                         180         69,396.62          1
    3168 CROCKETT RIDGE ROAD           7.875            660.13         80
                                       7.625            660.13       87,000.00
    NORWAY           ME   04268          1            07/09/98         00
    0430930206                           05           09/01/98          0
    3555265                              O            08/01/13
    0


    1780831          267/267             F          300,000.00         ZZ
                                         180        299,011.67          1
    7325 VIA LORADO                    6.500          2,613.33         58
                                       6.250          2,613.33      525,000.00
    RANCHO PALO VER  CA   90275          2            07/06/98         00
    4266632                              05           09/01/98          0
    4266632                              O            08/01/13
    0


1


    1780851          A35/G02             F          133,500.00         ZZ
                                         180        133,109.91          1
    829 SHALER BOULEVARD               7.875          1,266.18         75
                                       7.625          1,266.18      178,000.00
    RIDGEFIELD       NJ   07657          1            07/09/98         00
    0430925610                           05           09/01/98          0
    LPPFW4245                            O            08/01/13
    0


    1780959          E22/G02             F          121,500.00         ZZ
                                         180        121,032.95          4
    1680 MAYBERRY DRIVE                8.250          1,178.72         77
                                       8.000          1,178.72      159,300.00
    NEOSHO           MO   64850          2            07/24/98         00
    0410839922                           05           09/01/98          0
    410839922                            N            08/01/13
    0


    1780976          E22/G02             F          127,400.00         ZZ
                                         180        127,039.92          4
    1602 MAYBERRY DRIVE                8.250          1,235.96         80
                                       8.000          1,235.96      159,300.00
    NEOSHO           MO   64850          2            07/24/98         00
    0410839849                           05           09/01/98          0
    410839849                            N            08/01/13
    0


    1780989          E22/G02             F          153,200.00         ZZ
                                         180        151,844.38          3
    1614-16-18 MAYBERRY                8.500          1,508.62         90
                                       8.250          1,508.62      170,250.00
    NEOSHO           MO   64850          2            07/24/98         10
    0410840300                           05           09/01/98         25
    410840300                            N            08/01/13
    0


    1781004          E22/G02             F          121,500.00         ZZ
                                         180        118,435.77          4
    1605 MAYBERRY                      8.250          1,178.72         77
                                       8.000          1,178.72      159,300.00
    NEOSHO           MO   64850          2            07/24/98         00
    0410840367                           05           09/01/98          0
    410840367                            N            08/01/13
    0


    1781038          883/G02             F           85,850.00         ZZ
                                         180         85,599.14          1
    2961 MOCKINGBIRD LANE SW           7.875            814.25         85
                                       7.625            814.25      101,000.00
1


    ATLANTA          GA   30311          5            07/17/98         01
    0430948893                           05           09/01/98         12
    10004008                             O            08/01/13
    0


    1781045          E45/G02             F          450,000.00         ZZ
                                         180        448,564.79          1
    2207 TWO POND LANE                 6.875          4,013.34         77
                                       6.625          4,013.34      590,000.00
    TALLAHASSEE      FL   32312          2            07/14/98         00
    0430929810                           03           09/01/98          0
    39683                                O            08/01/13
    0


    1781078          H49/G02             F           64,000.00         ZZ
                                         180         64,000.00          1
    2012 BLODGETT                      7.875            607.01         80
                                       7.625            607.01       80,000.00
    HOUSTON          TX   77004          1            08/06/98         00
    0430984070                           05           10/01/98          0
    00125703403                          O            09/01/13
    0


    1781201          676/676             F          109,200.00         ZZ
                                         180        108,566.74          1
    1687 PENSACOLA STREET #605         8.000          1,043.58         95
                                       7.750          1,043.58      115,000.00
    HONOLULU         HI   96822          2            06/23/98         10
    860100301143                         06           08/01/98         30
    860100301143                         O            07/01/13
    0


    1781212          227/G02             F          143,821.00         ZZ
                                         180        143,386.64          1
    630 JEFFERSON STREET               7.500          1,333.24         76
                                       7.250          1,333.24      190,000.00
    HOBOKEN          NJ   07030          2            07/16/98         00
    0430970574                           01           09/01/98          0
    1767007                              O            08/01/13
    0


    1781247          E22/G02             F          151,200.00         ZZ
                                         180        150,613.50          1
    7850 MC GROARTY ST.                7.250          1,380.25         80
    (SUNLAND AREA)                     7.000          1,380.25      189,000.00
    LOS ANGELES      CA   91040          2            07/21/98         00
    0410957294                           05           09/01/98          0
    410957294                            O            08/01/13
    0
1




    1781264          931/G02             F           69,150.00         ZZ
                                         180         69,150.00          1
    22 MEADOWRUE DRIVE                 7.625            645.95         75
                                       7.375            645.95       92,229.00
    GLASTONBURY      CT   06033          1            08/18/98         00
    0431008440                           01           10/01/98          0
    042374                               N            09/01/13
    0


    1781593          624/G02             F          422,500.00         ZZ
                                         120        420,042.16          1
    44520 MESQUITE COURT               6.875          4,878.41         65
                                       6.625          4,878.41      650,000.00
    FREMONT          CA   94539          5            07/21/98         00
    0430930917                           05           09/01/98          0
    87504080216                          O            08/01/08
    0


    1781632          E82/G02             F           74,000.00         ZZ
                                         180         73,793.16          1
    1043 GARVIN PLACE                  8.375            723.30         62
                                       8.125            723.30      120,000.00
    LOUISVILLE       KY   40203          2            07/29/98         00
    0400132411                           05           09/01/98          0
    0400132411                           N            08/01/13
    0


    1781633          E82/G02             F           45,300.00         ZZ
                                         180         45,117.63          1
    3316 JANELL ROAD                   7.875            429.65         63
                                       7.625            429.65       73,000.00
    LOUISVILLE       KY   40216          2            07/29/98         00
    0400132510                           05           09/01/98          0
    0400132510                           N            08/01/13
    0


    1781656          E22/G02             F           45,500.00         ZZ
                                         180         45,372.82          2
    2611 3RD ST. N,                    8.375            444.73         70
                                       8.125            444.73       65,000.00
    MINNEAPOLIS      MN   55411          5            07/15/98         00
    0410917777                           05           09/01/98          0
    410917777                            N            08/01/13
    0


    1781676          E22/G02             F          121,500.00         ZZ
                                         180        119,904.10          4
1


    1601 MAYBERRY                      8.250          1,178.72         77
                                       8.000          1,178.72      159,300.00
    NEOSHO           MO   64850          2            07/24/98         00
    0410840110                           05           09/01/98          0
    410840110                            N            08/01/13
    0


    1781677          E22/G02             F           89,450.00         ZZ
                                         180         89,199.98          1
    182 PLEASANT DRIVE                 8.375            874.31         78
                                       8.125            874.31      114,700.00
    STATESVILLE      NC   28677          5            07/06/98         00
    0410929293                           05           09/01/98          0
    410929293                            O            08/01/13
    0


    1781685          E22/G02             F           30,550.00         ZZ
                                         180         30,467.43          1
    1800 NW 24TH AVE                   8.750            305.33         65
    UNIT #615                          8.500            305.33       47,000.00
    MIAMI            FL   33125          5            07/10/98         00
    0410926026                           06           09/01/98          0
    410926026                            N            08/01/13
    0


    1781689          134/G02             F           75,000.00         ZZ
                                         180         74,775.96          1
    2608 ELMWOOD AVENUE                7.625            700.60         60
                                       7.375            700.60      125,500.00
    WICHITA FALLS    TX   76308          1            07/20/98         00
    0430932772                           05           09/01/98          0
    7305032                              O            08/01/13
    0


    1781694          E22/G02             F          140,000.00         ZZ
                                         180        139,581.80          1
    59 OMAHA AVE                       7.625          1,307.78         80
                                       7.375          1,307.78      175,000.00
    ROCKAWAY         NJ   07866          2            07/20/98         00
    0410945265                           05           09/01/98          0
    410945265                            O            08/01/13
    0


    1781708          E22/G02             F           29,700.00         ZZ
                                         180         29,612.25          1
    1409 SOUTH WESTMORELAND DRIVE      7.750            279.56         90
                                       7.500            279.56       33,000.00
    ORLANDO          FL   32805          1            07/23/98         04
    0410903983                           05           09/01/98         25
1


    410903983                            N            08/01/13
    0


    1781712          E22/G02             F           74,800.00         T
                                         180         74,583.84          1
    77 ALICANTE COURT                  8.000            714.83         70
                                       7.750            714.83      106,920.00
    KISSIMMEE        FL   34759          1            07/08/98         00
    0410636229                           03           09/01/98          0
    410636229                            O            08/01/13
    0


    1781866          225/225             F           63,000.00         ZZ
                                         180         62,811.80          4
    301-303 GRAVES STREET              7.625            588.51         90
                                       7.375            588.51       70,000.00
    SYRACUSE         NY   13203          1            07/14/98         11
    7027965                              05           09/01/98         20
    7027965                              N            08/01/13
    0


    1781966          105/G02             F          151,600.00         ZZ
                                         180        151,132.02          1
    1316 BLUE HERON                    7.250          1,383.90         80
                                       7.000          1,383.90      189,500.00
    BAYOU VISTA      TX   77563          1            07/09/98         00
    0430962035                           05           09/01/98          0
    1138221                              O            08/01/13
    0


    1782012          907/G02             F          149,600.00         ZZ
                                         180        149,143.21          1
    31 PINE STREET                     7.375          1,376.21         80
                                       7.125          1,376.21      187,000.00
    COLUMBIA         CT   06237          5            07/27/98         00
    0430955617                           05           09/01/98          0
    10003462                             O            08/01/13
    0


    1782014          907/G02             F           90,000.00         ZZ
                                         180         89,754.01          1
    225 ST PAULS AVENUE                8.625            892.87         80
    UNIT 12G                           8.375            892.87      112,600.00
    JERSEY CITY      NJ   07306          1            07/23/98         00
    0430950584                           06           09/01/98          0
    10003077                             N            08/01/13
    0


1


    1782018          909/G02             F          294,000.00         ZZ
                                         180        293,082.49          1
    9255 LAVELL STREET                 7.125          2,663.14         70
                                       6.875          2,663.14      420,000.00
    LA MESA          CA   91941          5            07/15/98         00
    0430961649                           05           09/01/98          0
    6009293                              O            08/01/13
    0


    1782019          168/168             F           60,000.00         ZZ
                                         180         59,652.06          2
    10 CUYLER AVENUE                   8.000            573.39         80
                                       7.750            573.39       75,000.00
    ALBANY           NY   12209          1            06/30/98         00
    0239869192                           05           08/01/98          0
    0239869192                           N            07/01/13
    0


    1782025          168/168             F          221,750.00         ZZ
                                         180        221,065.47          1
    3129 ARLINGTON AVENUE              7.250          2,024.27         63
                                       7.000          2,024.27      355,000.00
    BRONX            NY   10467          5            07/10/98         00
    0239852834                           05           09/01/98          0
    0239852834                           O            08/01/13
    0


    1782043          168/168             F          240,000.00         ZZ
                                         180        239,275.17          1
    407 CRANEY CREEK ROAD              7.500          2,224.83         70
                                       7.250          2,224.83      345,000.00
    STEVENSVILLE     MD   21666          2            07/06/98         00
    0169412881                           05           09/01/98          0
    0169412881                           O            08/01/13
    0


    1782045          J40/G02             F          106,000.00         ZZ
                                         180        105,672.79          1
    4747 HIAWATHA DRIVE                7.250            967.63         85
                                       7.000            967.63      125,000.00
    GAINESVILLE      GA   30506          5            07/20/98         11
    0430929075                           05           09/01/98         12
    7602701                              O            08/01/13
    0


    1782063          E22/G02             F           72,000.00         ZZ
                                         180         71,789.62          1
    2009 CHESAPEAKE CT                 7.875            682.88         77
                                       7.625            682.88       94,000.00
1


    OLDSMAR          FL   34677          5            07/17/98         00
    0410927354                           05           09/01/98          0
    410927354                            O            08/01/13
    0


    1782122          E22/G02             F           75,000.00         ZZ
                                         180         74,792.70          1
    1597 HIGHWAY 87                    8.500            738.55         45
                                       8.250            738.55      170,000.00
    ST. CROIX FALLS  WI   54024          5            07/24/98         00
    0410948780                           05           09/01/98          0
    410948780                            N            08/01/13
    0


    1782145          B30/G02             F           92,500.00         ZZ
                                         180         92,500.00          1
    11159 59TH STREET NORTH            7.750            870.69         53
                                       7.500            870.69      175,000.00
    ROYAL PALM BEAC  FL   33411          2            08/21/98         00
    0430996652                           05           10/01/98          0
    44019980332                          O            09/01/13
    0


    1782197          E82/G02             F           47,550.00         ZZ
                                         180         47,411.06          1
    6676 RUTLEDGE ROAD                 7.875            450.99         70
                                       7.625            450.99       68,000.00
    LOUISVILLE       KY   40258          2            07/29/98         00
    0400132528                           05           09/01/98          0
    0400132528                           N            08/01/13
    0


    1782239          E22/G02             F           53,200.00         ZZ
                                         180         53,049.64          4
    525 SULLIVAN DRIVE                 8.250            516.11         70
    UNIT # A-D                         8.000            516.11       76,000.00
    EAST ALTON       IL   62024          5            07/10/98         00
    0410888473                           05           09/01/98          0
    410888473                            N            08/01/13
    0


    1782299          253/253             F           49,000.00         ZZ
                                         180         48,709.52          1
    1907 DAYTONA DRIVE                 7.750            461.23         70
                                       7.500            461.23       70,000.00
    ARLINGTON        TX   76014          5            06/30/98         00
    916290                               05           08/01/98          0
    916290                               N            07/01/13
    0
1




    1782359          E22/G02             F          187,000.00         ZZ
                                         180        186,435.24          1
    27373 PASEO RAVENNA                7.500          1,733.51         78
                                       7.250          1,733.51      241,000.00
    SAN JUAN CAPIST  CA   92675          2            07/24/98         00
    0410955173                           01           09/01/98          0
    410955173                            O            08/01/13
    0


    1782545          757/G02             F           44,000.00         ZZ
                                         180         43,742.02          1
    332 DEFOE CIRCLE                   7.875            417.32         74
                                       7.625            417.32       60,000.00
    MARYVILLE        TN   37804          2            07/01/98         00
    0430952960                           05           08/01/98          0
    3508090                              O            07/01/13
    0


    1782663          F96/G02             F          259,200.00         ZZ
                                         180        258,442.62          1
    101 HORIZON TERRACE                7.875          2,458.38         80
                                       7.625          2,458.38      324,000.00
    HAWTHORNE BOROU  NJ   07506          1            07/30/98         00
    0430977314                           05           09/01/98          0
    2751                                 O            08/01/13
    0


    1782712          E22/G02             F          144,500.00         ZZ
                                         180        144,096.11          3
    2708-10 SONIAT STREET              8.375          1,412.38         91
                                       8.125          1,412.38      160,000.00
    NEW ORLEANS      LA   70115          2            07/27/98         04
    0410930689                           05           09/01/98         30
    410930689                            O            08/01/13
    0


    1782768          E22/G02             F          120,000.00         ZZ
                                         180        119,051.05          1
    201 WEST ROAD                      7.375          1,103.91         55
                                       7.125          1,103.91      220,000.00
    SOUTH WINDSOR    CT   06074          2            07/20/98         00
    0410933543                           05           09/01/98          0
    410933543                            O            08/01/13
    0


    1782781          E22/G02             F           76,000.00         ZZ
                                         180         75,789.93          2
1


    5111 & 5113 VERMONT LANE           8.500            748.40         80
                                       8.250            748.40       95,000.00
    FORT WAYNE       IN   46815          1            07/16/98         00
    0410932875                           05           09/01/98          0
    410932875                            N            08/01/13
    0


    1782944          757/G02             F          156,400.00         ZZ
                                         180        155,932.81          1
    468 ORANGE STREET                  7.625          1,460.98         85
                                       7.375          1,460.98      184,000.00
    MACON            GA   31201          5            07/27/98         01
    0430953034                           05           09/01/98          6
    3567674                              O            08/01/13
    0


    1783041          E22/G02             F          320,000.00         ZZ
                                         180        319,085.45          4
    316 SUSIE WAY                      8.125          3,081.22         80
                                       7.875          3,081.22      400,000.00
    SOUTH SAN FRANC  CA   94080          1            06/30/98         00
    0410891691                           05           09/01/98          0
    410891691                            N            08/01/13
    0


    1783352          B28/G02             F          131,000.00         ZZ
                                         180        130,617.22          1
    1302 SOUTH 3RD AVENUE              7.875          1,242.47         80
                                       7.625          1,242.47      165,000.00
    STERLING         CO   80751          1            07/22/98         00
    0430978171                           05           09/01/98          0
    981410                               O            08/01/13
    0


    1783442          731/G02             F           46,000.00         ZZ
                                         180         45,872.85          1
    830 MILLARD FARMER ROAD            8.500            452.98         69
                                       8.250            452.98       67,000.00
    NEWNAN           GA   30263          5            07/27/98         00
    0430962696                           05           09/01/98          0
    3140867757                           N            08/01/13
    0


    1783445          731/G02             F           49,000.00         ZZ
                                         180         48,864.56          1
    850 MILLARD FARMER ROAD            8.500            482.52         70
                                       8.250            482.52       70,000.00
    NEWNAN           GA   30263          5            07/27/98         00
    0430962621                           05           09/01/98          0
1


    3140867758                           N            08/01/13
    0


    1783458          624/G02             F          380,000.00         ZZ
                                         180        378,877.32          1
    4260 DRIFTWOOD PLACE               7.750          3,576.85         59
                                       7.500          3,576.85      650,000.00
    DISCOVERY BAY    CA   94514          2            07/22/98         00
    0430954594                           05           09/01/98          0
    31300181166                          O            08/01/13
    0


    1783478          975/G02             F          219,200.00         ZZ
                                         180        218,523.33          1
    20841 EAST BOULDER LANE            7.250          2,001.00         80
                                       7.000          2,001.00      275,000.00
    DIAMOND BAR      CA   91789          2            07/20/98         00
    0430977157                           05           09/01/98          0
    982151                               O            08/01/13
    0


    1783558          003/G02             F          105,000.00         T
                                         180        104,693.18          1
    15341 NW 6TH COURT                 7.875            995.88         70
                                       7.625            995.88      150,000.00
    PEMBROKE PINES   FL   33028          1            07/28/98         00
    0430962878                           03           09/01/98          0
    0010508653                           O            08/01/13
    0


    1783831          225/225             F           55,250.00         ZZ
                                         180         54,922.49          1
    4744 MISSION RD.                   7.750            520.05         85
                                       7.500            520.05       65,000.00
    ROELAND PARK     KS   66205          2            06/25/98         10
    983246                               05           08/01/98          6
    983246                               O            07/01/13
    0


    1783835          E22/G02             F           51,200.00         ZZ
                                         180         51,048.74          1
    6535 EXECUTIVE DRIVE               7.750            481.93         80
                                       7.500            481.93       64,000.00
    WINSTON          GA   30187          1            07/23/98         00
    0410950935                           05           09/01/98          0
    410950935                            O            08/01/13
    0


1


    1783839          E22/G02             F          123,750.00         ZZ
                                         180        123,384.39          1
    1508 N COUNTY 300 E                7.750          1,164.83         75
                                       7.500          1,164.83      165,000.00
    DANVILLE         IN   46122          5            07/23/98         00
    0410967392                           05           09/01/98          0
    410967392                            O            08/01/13
    0


    1783869          E22/G02             F          111,150.00         ZZ
                                         180        110,461.69          1
    1625 S. LOMBARD                    7.250          1,014.65         95
                                       7.000          1,014.65      117,000.00
    CICERO           IL   60650          2            06/24/98         04
    0410915995                           05           08/01/98         30
    410915995                            O            07/01/13
    0


    1783872          E86/G02             F          151,500.00         ZZ
                                         180        151,042.46          2
    41-33 160TH STREET                 7.500          1,404.42         61
                                       7.250          1,404.42      250,000.00
    FLUSHING         NY   11358          2            07/24/98         00
    0430963439                           05           09/01/98          0
    28274                                O            08/01/13
    0


    1783895          E22/G02             F           61,500.00         ZZ
                                         180         61,303.85          1
    31 ANDALUSIA COURT UNIT # 39-A     6.875            548.49         80
                                       6.625            548.49       77,500.00
    ST. AUGUSTINE    FL   32086          1            07/14/98         00
    0410932727                           01           09/01/98          0
    410932727                            O            08/01/13
    0


    1783947          140/G02             F          350,000.00         ZZ
                                         180        348,965.95          1
    2802 EAST CAMINO ACEQUIA           7.750          3,294.47         60
    #323                               7.500          3,294.47      590,000.00
    PHOENIX          AZ   85016          2            07/20/98         00
    0431004282                           01           09/01/98          0
    442286                               N            08/01/13
    0


    1784072          559/G02             F          227,000.00         ZZ
                                         180        226,329.34          1
    4893 VENNER ROAD                   7.750          2,136.70         54
                                       7.500          2,136.70      425,000.00
1


    MARTINEZ         CA   94553          5            07/27/98         00
    0430963603                           05           09/01/98          0
    5477278                              O            08/01/13
    0


    1784219          003/G02             F           48,000.00         ZZ
                                         180         47,864.33          1
    1336 BLANCHE DRIVE                 8.250            465.67         80
                                       8.000            465.67       60,000.00
    MARIETTA         GA   30067          1            07/31/98         00
    0430964981                           05           09/01/98          0
    0010520054                           N            08/01/13
    0


    1784224          957/G02             F           51,200.00         ZZ
                                         180         51,050.39          1
    1427 HILLSIDE DRIVE                7.875            485.61         60
                                       7.625            485.61       85,400.00
    MIDLOTHIAN       TX   76065          1            07/30/98         00
    0430966770                           05           09/01/98          0
    294217                               N            08/01/13
    0


    1784232          830/G02             F           44,900.00         ZZ
                                         180         44,761.39          1
    2223 SPRAGUE STREET                7.250            409.88         39
                                       7.000            409.88      116,000.00
    ROYAL OAK        MI   48073          2            07/22/98         00
    0430960062                           05           09/01/98          0
    537746                               O            08/01/13
    0


    1784233          168/168             F          107,250.00         ZZ
                                         180        106,943.48          1
    8655 RIVERSHORE DRIVE              8.125          1,032.69         75
                                       7.875          1,032.69      143,000.00
    NIAGARA FALLS    NY   14304          1            07/30/98         00
    0239855418                           05           09/01/98          0
    0239855418                           O            08/01/13
    0


    1784262          163/G02             F          100,000.00         ZZ
                                         180         99,697.99          3
    4237,4239,4241 WOODWARD AVENUE     7.500            927.01         80
                                       7.250            927.01      125,000.00
    NORCO            CA   91760          1            07/02/98         00
    0430963850                           05           09/01/98          0
    624787                               N            08/01/13
    0
1




    1784359          267/267             F          235,000.00         ZZ
                                         180        234,250.49          1
    1262 S WILLOWGREEN COURT           6.875          2,095.86         67
                                       6.625          2,095.86      355,000.00
    WESTLAKE VILLAG  CA   91361          2            07/15/98         00
    4260989                              03           09/01/98          0
    4260989                              O            08/01/13
    0


    1784461          225/225             F          141,500.00         ZZ
                                         180        141,067.94          1
    6253 EAST STAR VALLEY STREET       7.375          1,301.70         71
                                       7.125          1,301.70      200,000.00
    MESA             AZ   85215          2            07/08/98         00
    7037462                              03           09/01/98          0
    7037462                              O            08/01/13
    0


    1784485          J86/G02             F           53,400.00         ZZ
                                         180         53,242.23          1
    110 MAPLE STREET                   7.750            502.64         69
                                       7.500            502.64       78,000.00
    SELINSGROVE      PA   17870          5            07/30/98         00
    0430955955                           05           09/01/98          0
    AUCKEB7229PA059                      O            08/01/13
    0


    1784497          E22/G02             F           54,000.00         ZZ
                                         180         53,843.95          1
    445 TROY DRIVE                     8.000            516.05         75
                                       7.750            516.05       72,000.00
    CORPUS CHRISTI   TX   78412          1            07/28/98         00
    0410960462                           05           09/01/98          0
    410960462                            N            08/01/13
    0


    1784500          559/G02             F          154,375.00         ZZ
                                         180        153,898.44          1
    7218 LYNCH ROAD                    7.250          1,409.24         65
                                       7.000          1,409.24      237,500.00
    SEBASTOPOL       CA   95472          5            07/17/98         00
    0430998625                           05           09/01/98          0
    5481320                              O            08/01/13
    0


    1784589          638/G02             F           90,000.00         ZZ
                                         180         89,745.62          1
1


    16 SELDOM SEEN ROAD                8.250            873.13         34
                                       8.000            873.13      270,000.00
    MOAB             UT   84532          5            07/23/98         00
    0430959999                           05           09/01/98          0
    8766433                              O            08/01/13
    0


    1784640          664/G02             F          117,450.00         ZZ
                                         180        117,446.25          1
    1872 COVENTRY WAY                  7.750          1,105.53         90
                                       7.500          1,105.53      130,500.00
    EUGENE           OR   97405          2            07/13/98         11
    0430970418                           05           09/01/98         20
    2599538                              N            08/01/13
    0


    1784656          136/136             F          136,000.00         ZZ
                                         180        135,615.61          3
    210 WEIRFIELD STREET               8.250          1,319.39         78
                                       8.000          1,319.39      175,000.00
    BROOKLYN         NY   11221          2            07/15/98         00
    4531590                              05           09/01/98          0
    4531590                              N            08/01/13
    0


    1784690          830/G02             F           53,250.00         ZZ
                                         180         53,097.82          1
    4 MOUNTAIN CHASE                   8.125            512.73         55
                                       7.875            512.73       97,000.00
    TAYLORS          SC   29687          5            07/27/98         00
    0430958710                           05           09/01/98          0
    536737                               O            08/01/13
    0


    1784768          267/267             F          165,000.00         ZZ
                                         180        164,485.06          1
    31238 OLD RIVER ROAD               7.125          1,494.63         75
                                       6.875          1,494.63      220,000.00
    BONSALL          CA   92003          2            07/10/98         00
    4259203                              05           09/01/98          0
    4259203                              O            08/01/13
    0


    1784929          B75/G02             F           42,400.00         ZZ
                                         180         42,278.82          1
    6371 SOUTH 80TH EAST AVENUE        8.125            408.26         78
    # K                                7.875            408.26       54,500.00
    TULSA            OK   74133          2            07/08/98         00
    0430979609                           01           09/01/98          0
1


    7364938                              O            08/01/13
    0


    1785072          225/225             F          111,750.00         ZZ
                                         180        111,412.50          1
    1541 OXFORD CIRCLE                 7.500          1,035.94         75
                                       7.250          1,035.94      149,000.00
    GRAYSLAKE        IL   60030          1            07/30/98         00
    7037654                              05           09/01/98          0
    7037654                              O            08/01/13
    0


    1785086          225/225             F           34,320.00         ZZ
                                         180         34,211.72          1
    290 APPLEBY DRIVE UNIT 258         7.000            308.48         80
                                       6.750            308.48       42,900.00
    ATHENS           GA   30605          1            07/06/98         00
    7029622                              01           09/01/98          0
    7029622                              N            08/01/13
    0


    1785097          E22/G02             F          113,850.00         ZZ
                                         180        113,528.22          1
    0212 EAGLE ROAD                    8.250          1,104.50         55
    UNIT # 3D                          8.000          1,104.50      207,000.00
    AVON             CO   81620          5            07/30/98         00
    0410977268                           09           09/01/98          0
    410977268                            N            08/01/13
    0


    1785098          E22/G02             F          110,550.00         ZZ
                                         180        110,237.54          1
    0212 EAGLE ROAD UNIT # 3C          8.250          1,072.49         55
                                       8.000          1,072.49      201,000.00
    AVON             CO   81620          5            07/30/98         00
    0410977219                           09           09/01/98          0
    410977219                            N            08/01/13
    0


    1785099          E22/G02             F          110,550.00         ZZ
                                         180        110,237.54          1
    0212 EAGLE ROAD, UNIT #3B          8.250          1,072.49         55
                                       8.000          1,072.49      201,000.00
    AVON             CO   81620          5            07/30/98         00
    0410977086                           09           09/01/98          0
    410977086                            N            08/01/13
    0


1


    1785101          E22/G02             F          113,850.00         ZZ
                                         180        113,528.22          1
    0212 EAGLE ROAD, UNIT #3A          8.250          1,104.50         55
                                       8.000          1,104.50      207,000.00
    AVON             CO   81620          5            07/30/98         00
    0410976922                           09           09/01/98          0
    410976922                            N            08/01/13
    0


    1785158          B75/G02             F           76,600.00         ZZ
                                         180         76,125.65          1
    2455 SALEM BOTTON ROAD             7.250            699.25         45
                                       7.000            699.25      174,000.00
    WESTMINSTER      MD   21157          5            06/29/98         00
    0430963397                           05           08/01/98          0
    7988231                              O            07/01/13
    0


    1785171          J49/G02             F          553,000.00         ZZ
                                         180        553,000.00          1
    4202 SADDLECREST LANE              7.125          5,009.25         65
                                       6.875          5,009.25      855,000.00
    WESTLAKE VILLAG  CA   91361          5            08/13/98         00
    0430996215                           03           10/01/98          0
    98070058                             O            09/01/13
    0


    1785246          737/G02             F           78,600.00         ZZ
                                         180         78,370.33          1
    10946 TOWNSEND WINONA RD           7.875            745.48         54
                                       7.625            745.48      147,000.00
    FLAGSTAFF        AZ   86004          2            07/23/98         00
    0430990853                           05           09/01/98          0
    515611                               N            08/01/13
    0


    1785269          638/G02             F          121,000.00         ZZ
                                         180        120,646.44          1
    4624 MANGRUM DRIVE                 7.875          1,147.62         43
                                       7.625          1,147.62      285,000.00
    SANTA CLARA      CA   95054          5            07/27/98         00
    0430961060                           05           09/01/98          0
    8758198                              O            08/01/13
    0


    1785307          E22/G02             F           48,750.00         T
                                         180         48,605.97          1
    603 DELWOOD STREET                 7.750            458.87         75
                                       7.500            458.87       65,000.00
1


    WESTWOOD         CA   96137          5            07/27/98         00
    0410913479                           05           09/01/98          0
    410913479                            O            08/01/13
    0


    1785760          F96/G02             F          226,000.00         ZZ
                                         180        226,000.00          1
    6 PARK LANE                        8.000          2,159.77         58
                                       7.750          2,159.77      390,000.00
    MARLBORO TOWNSH  NJ   07726          5            08/03/98         00
    0430967893                           05           10/01/98          0
    2932                                 O            09/01/13
    0


    1785879          E22/G02             F           93,000.00         ZZ
                                         180         92,719.13          1
    12419 EL CAMINO DR                 7.500            862.12         62
                                       7.250            862.12      150,000.00
    STERLING HEIGHT  MI   48312          2            07/22/98         00
    0410949754                           05           09/01/98          0
    410949754                            O            08/01/13
    0


    1785994          225/225             F           32,000.00         ZZ
                                         180         31,899.04          1
    290 APPLEBY DRIVE UNIT 261         7.000            287.63         80
                                       6.750            287.63       40,000.00
    ATHENS           GA   30605          1            07/06/98         00
    7029615                              01           09/01/98          0
    7029615                              N            08/01/13
    0


    1786313          B75/G02             F           47,000.00         ZZ
                                         180         46,727.44          1
    9485 NW 39TH PLACE                 8.000            449.16         55
                                       7.750            449.16       87,000.00
    SUNRISE          FL   33351          1            06/26/98         00
    0430964569                           09           08/01/98          0
    736669                               O            07/01/13
    0


    1786330          A83/G02             F          295,000.00         ZZ
                                         180        294,128.45          1
    1671 SHASTA AVENUE                 7.750          2,776.76         52
                                       7.500          2,776.76      575,000.00
    SAN JOSE         CA   95128          5            07/13/98         00
    0430988824                           05           09/01/98          0
    3005484                              O            08/01/13
    0
1




    1786515          E22/G02             F          132,700.00         ZZ
                                         180        132,312.25          1
    15562 COUNTRY RIDGE DR.            7.875          1,258.59         75
                                       7.625          1,258.59      177,000.00
    CHESTERFIELD     MO   63017          5            08/03/98         00
    0410978126                           03           09/01/98          0
    410978126                            O            08/01/13
    0


    1786575          E22/G02             F           87,000.00         ZZ
                                         180         86,748.58          1
    1432 HEMPWOOD DR.                  8.000            831.42         75
                                       7.750            831.42      116,000.00
    COLUMBUS         OH   43229          5            07/31/98         00
    0410980387                           05           09/01/98          0
    410980387                            O            08/01/13
    0


    1786687          830/830             F          105,350.00         ZZ
                                         180        105,028.32          1
    37 EAST CANYON ROAD                7.375            969.14         41
                                       7.125            969.14      260,000.00
    BOUNTIFUL        UT   84010          5            07/31/98         00
    538539                               05           09/01/98          0
    538539                               O            08/01/13
    0


    1787089          E26/G02             F           48,600.00         ZZ
                                         180         48,292.43          1
    600 SQUIRE LANE #2H                7.000            436.84         90
                                       6.750            436.84       54,000.00
    BEL AIR          MD   24014          1            07/01/98         11
    0430972828                           01           08/01/98         25
    49800075                             N            07/01/13
    0


    1787236          721/G02             F           75,600.00         ZZ
                                         180         75,376.64          1
    6410 S SAWGRASS                    7.750            711.61         70
                                       7.500            711.61      108,000.00
    CHANDLER         AZ   85249          5            07/20/98         00
    0430996520                           03           09/01/98          0
    7810064181                           N            08/01/13
    0


    1787447          K08/G02             F           58,500.00         ZZ
                                         180         58,323.33          1
1


    1129 NE 10TH STREET                7.500            542.30         75
                                       7.250            542.30       78,000.00
    BLUE SPRINGS     MO   64015          5            07/29/98         00
    0410978431                           05           09/01/98          0
    410978431                            O            08/01/13
    0


    1787456          E22/G02             F           35,000.00         ZZ
                                         180         34,897.73          1
    1840 SOUTH FAIRDALE AVENUE         7.875            331.96         73
                                       7.625            331.96       48,000.00
    CASPER           WY   82601          1            07/31/98         00
    0410977938                           05           09/01/98          0
    410977938                            O            08/01/13
    0


    1787458          E22/G02             F          106,400.00         ZZ
                                         180        106,071.54          1
    5411 WEST 64TH TERRACE             7.250            971.29         80
                                       7.000            971.29      133,000.00
    PRAIRIE VILLAGE  KS   66208          1            07/31/98         00
    0410980619                           05           09/01/98          0
    410980619                            O            08/01/13
    0


    1787459          E22/G02             F           71,300.00         ZZ
                                         180         71,084.67          1
    1619 N. LOCUST TERRACE             7.500            660.96         78
                                       7.250            660.96       92,500.00
    MUSTANG          OK   73064          2            07/27/98         00
    0410970537                           05           09/01/98          0
    410970537                            O            08/01/13
    0


    1787494          E22/G02             F           44,400.00         ZZ
                                         180         44,270.27          1
    401 MEMPHIS AVE.                   7.875            421.11         43
                                       7.625            421.11      105,400.00
    MADISON          WI   53714          1            07/31/98         00
    0410926737                           05           09/01/98          0
    410926737                            O            08/01/13
    0


    1787727          E22/G02             F           55,800.00         ZZ
                                         180         55,652.54          2
    629-631 SOUTH  "L" STREET          9.000            565.96         90
                                       8.750            565.96       62,000.00
    LAKE WORTH       FL   33460          1            07/31/98         04
    0410941090                           05           09/01/98         25
1


    410941090                            N            08/01/13
    0


    1787737          E22/G02             F           74,300.00         ZZ
                                         180         74,075.61          2
    504 W. AVENUE F                    7.500            688.77         60
                                       7.250            688.77      125,000.00
    GARLAND          TX   75044          2            08/04/98         00
    0410938336                           05           09/01/98          0
    410938336                            N            08/01/13
    0


    1788009          731/G02             F          150,000.00         ZZ
                                         180        149,531.88          1
    4902 COLLINS AVENUE                7.125          1,358.75         69
                                       6.875          1,358.75      220,000.00
    SOUTH PASADENA   CA   91030          5            07/29/98         00
    0430981811                           05           09/01/98          0
    915881784                            O            08/01/13
    0


    1788056          904/G02             F          463,900.00         ZZ
                                         180        463,900.00          1
    332 EAST 3800 SOUTH                7.875          4,399.86         77
                                       7.625          4,399.86      610,000.00
    MILLVILLE        UT   84326          5            08/10/98         00
    0430981845                           05           10/01/98          0
    10981572                             O            09/01/13
    0


    1788134          637/G02             F           70,000.00         ZZ
                                         180         69,788.59          1
    4582 HERMAN CIRCLE                 7.500            648.91         42
                                       7.250            648.91      167,000.00
    PORT CHARLOTTE   FL   33948          5            07/23/98         00
    0430981605                           05           09/01/98          0
    0011339959                           O            08/01/13
    0


    1788286          514/G02             F           71,000.00         ZZ
                                         180         70,797.08          1
    2202 NW 1ST AVENUE                 8.125            683.65         49
                                       7.875            683.65      147,000.00
    GAINESVILLE      FL   32603          5            07/10/98         00
    0430975243                           05           09/01/98          0
    369662                               N            08/01/13
    0


1


    1788297          514/G02             F           49,700.00         ZZ
                                         180         49,405.39          1
    852 WOODBROOK ROAD                 7.750            467.81         46
                                       7.500            467.81      110,000.00
    BIRMINGHAM       AL   35215          5            06/18/98         00
    0430975250                           05           08/01/98          0
    646616                               O            07/01/13
    0


    1788336          180/G02             F           61,200.00         ZZ
                                         180         61,025.09          1
    3341 EAST 29TH STREET              8.125            589.28         85
                                       7.875            589.28       72,000.00
    TUCSON           AZ   85713          5            07/02/98         10
    0430983551                           05           09/01/98          6
    0012920591                           O            08/01/13
    0


    1788361          B49/G02             F          190,000.00         ZZ
                                         180        190,000.00          1
    5374 DESERT MOUNTAIN COURT         7.750          1,788.43         78
                                       7.500          1,788.43      245,500.00
    BOULDER          CO   80301          5            08/21/98         00
    0430995043                           05           10/01/98          0
    0299057                              N            09/01/13
    0


    1788438          225/225             F          167,500.00         ZZ
                                         180        162,977.62          1
    13745 SE 202ND PLACE               7.875          1,588.66         94
                                       7.625          1,588.66      180,000.00
    KENT             WA   98042          2            11/17/97         23
    8073036                              05           01/01/98          0
    8073036                              O            12/01/12
    0


    1788550          638/G02             F          240,000.00         ZZ
                                         180        239,267.18          1
    11 SOVENTE                         7.375          2,207.82         50
                                       7.125          2,207.82      482,000.00
    IRVINE           CA   92606          2            07/27/98         00
    0430967422                           03           09/01/98          0
    08742332                             O            08/01/13
    0


    1788588          E22/G02             F           94,500.00         ZZ
                                         180         94,500.00          1
    29-31 TEAKWOOD LANE                8.500            930.58         76
                                       8.250            930.58      125,750.00
1


    FAIRPORT         NY   14450          1            08/07/98         00
    0410962310                           03           10/01/98          0
    410962310                            N            09/01/13
    0


    1788638          E22/G02             F           84,700.00         ZZ
                                         180         84,700.00          1
    5212 MARTIN AVE.                   8.250            821.71         70
                                       8.000            821.71      121,000.00
    AUSTIN           TX   78751          5            08/10/98         00
    0410961551                           05           10/01/98          0
    410961551                            N            09/01/13
    0


    1788641          E22/G02             F          111,200.00         ZZ
                                         180        110,871.47          3
    128 E. SATURN STREET               7.750          1,046.70         80
                                       7.500          1,046.70      139,000.00
    S. PADRE ISLAND  TX   78597          1            07/21/98         00
    0410954283                           05           09/01/98          0
    410954283                            O            08/01/13
    0


    1788686          E22/G02             F           61,200.00         T
                                         180         61,017.19          1
    11 BRANDYWINE COURT                7.625            571.69         80
                                       7.375            571.69       76,500.00
    BRICK            NJ   08742          1            08/03/98         95
    0410968812                           01           09/01/98          0
    410968812                            O            08/01/13
    0


    1789180          882/G02             F           82,400.00         ZZ
                                         180         82,400.00          2
    2701-2703 NW 13 AVENUE             7.625            769.72         80
                                       7.375            769.72      103,000.00
    MIAMI            FL   33142          2            08/04/98         00
    0430978676                           05           10/01/98          0
    0000                                 O            09/01/13
    0


    1789194          638/G02             F          119,000.00         ZZ
                                         180        118,644.54          1
    588 LANTANA STREET                 7.625          1,111.61         75
                                       7.375          1,111.61      160,000.00
    LA VERNE         CA   91750          2            07/10/98         00
    0430974519                           03           09/01/98          0
    8768538                              N            08/01/13
    0
1




    1789262          638/G02             F           80,000.00         ZZ
                                         180         79,763.65          1
    740 LINCOLN ROAD                   7.750            753.02         80
                                       7.500            753.02      100,000.00
    LAS VEGAS        NV   89110          2            07/28/98         00
    0430974386                           05           09/01/98          0
    8731893                              N            08/01/13
    0


    1789620          168/168             F          125,000.00         ZZ
                                         180        124,622.48          1
    SKY HILL ROAD                      7.500          1,158.77         80
                                       7.250          1,158.77      158,000.00
    WINDHAM          NY   12496          1            07/29/98         00
    0239897919                           05           09/01/98          0
    0239897919                           O            08/01/13
    0


    1789659          944/G02             F          273,000.00         ZZ
                                         180        272,193.44          1
    647 MONROE STREET                  7.750          2,569.68         70
                                       7.500          2,569.68      390,000.00
    SANTA CLARA      CA   95050          5            07/30/98         00
    0430990382                           05           09/01/98          0
    7980339                              N            08/01/13
    0


    1789678          907/G02             F          110,000.00         ZZ
                                         180        110,000.00          1
    3 FIRST AVENUE                     7.875          1,043.29         71
                                       7.625          1,043.29      155,000.00
    EAST ROCKAWAY    NY   11518          5            08/10/98         00
    0430982850                           05           10/01/98          0
    00                                   O            09/01/13
    0


    1789852          514/G02             F           64,400.00         ZZ
                                         180         64,203.36          1
    200 MYRTLE DR                      7.375            592.43         80
                                       7.125            592.43       80,500.00
    OZARK            AL   36360          1            07/17/98         00
    0430976688                           05           09/01/98          0
    511262                               O            08/01/13
    0


    1789911          B28/G02             F          146,100.00         ZZ
                                         180        145,668.35          1
1


    6533 GEMFIELD DRIVE                7.750          1,375.21         80
                                       7.500          1,375.21      184,500.00
    COLORADO SPRING  CO   80918          1            07/31/98         00
    0430996116                           03           09/01/98          0
    981239                               O            08/01/13
    0


    1789937          E22/G02             F           95,000.00         ZZ
                                         180         94,731.50          3
    384 FIRST STREET                   8.250            921.63         69
                                       8.000            921.63      139,000.00
    LIVINGSTON       CA   95334          2            07/06/98         00
    0410846471                           05           09/01/98          0
    410846471                            N            08/01/13
    0


    1789957          737/G02             F           78,200.00         ZZ
                                         180         78,200.00          1
    7030 N 12TH STREET                 8.500            770.07         90
                                       8.250            770.07       86,900.00
    PHOENIX          AZ   85020          1            08/03/98         10
    0430996447                           05           10/01/98         25
    515830                               N            09/01/13
    0


    1790263          E22/G02             F          120,000.00         ZZ
                                         180        120,000.00          1
    39849 CRYSTAL                      7.500          1,112.41         75
                                       7.250          1,112.41      161,250.00
    STERLING HEIGHT  MI   48310          1            08/12/98         00
    0410992804                           05           10/01/98          0
    410992804                            O            09/01/13
    0


    1790273          E22/G02             F           29,700.00         ZZ
                                         180         29,617.90          1
    620 45TH STREET                    8.500            292.47         90
                                       8.250            292.47       33,000.00
    WEST PALM BEACH  FL   33407          1            07/27/98         04
    0410964530                           05           09/01/98         25
    410964530                            N            08/01/13
    0


    1790310          E22/G02             F          141,500.00         ZZ
                                         180        141,500.00          1
    425 NORFOLK                        7.750          1,331.91         60
                                       7.500          1,331.91      238,000.00
    HOLLISTON        MA   01746          5            08/05/98         00
    0410936082                           05           10/01/98          0
1


    410936082                            O            09/01/13
    0


    1790317          E22/G02             F           62,500.00         ZZ
                                         180         62,315.35          1
    2208 S.W. 60TH AVENUE              7.750            588.30         47
                                       7.500            588.30      133,000.00
    MIAMI            FL   33155          2            07/30/98         00
    0410969083                           05           09/01/98          0
    410969083                            O            08/01/13
    0


    1790453          B75/G02             F          150,000.00         ZZ
                                         180        149,546.98          1
    190 SOUTH 200 WEST                 7.500          1,390.52         75
                                       7.250          1,390.52      200,000.00
    SPRINGVILLE      UT   84663          5            07/20/98         00
    0430995134                           05           09/01/98          0
    7387459                              O            08/01/13
    0


    1790455          B75/G02             F           60,200.00         ZZ
                                         180         60,024.09          2
    9814 AND 9818 LIBRA AVENUE         7.875            570.97         70
                                       7.625            570.97       86,000.00
    SACRAMENTO       CA   95827          5            07/09/98         00
    0430996405                           05           09/01/98          0
    7995046                              N            08/01/13
    0


    1790456          B75/G02             F           60,200.00         ZZ
                                         180         60,024.09          2
    9806 AND 9810 LIBRA AVENUE         7.875            570.97         70
                                       7.625            570.97       86,000.00
    SACRAMENTO       CA   95827          2            07/10/98         00
    0430996041                           05           09/01/98          0
    7995186                              N            08/01/13
    0


    1790555          225/225             F          107,250.00         ZZ
                                         180        106,600.14          4
    504 PARKSIDE AVENUE A-D            7.500            994.23         65
                                       7.250            994.23      165,000.00
    ONTARIO          CA   91764          5            06/16/98         00
    7032008                              05           08/01/98          0
    7032008                              N            07/01/13
    0


1


    1790741          J83/G02             F          115,200.00         ZZ
                                         180        114,859.65          1
    18670 NW 88 AVE RD                 7.750          1,084.35         80
                                       7.500          1,084.35      144,000.00
    REDDICK          FL   32686          1            07/31/98         00
    0430981803                           05           09/01/98          0
    260445                               O            08/01/13
    0


    1790853          209/G02             F           45,900.00         ZZ
                                         180         45,773.12          1
    4130 EDGEWARE ST                   8.500            452.00         90
                                       8.250            452.00       51,000.00
    WINSTON SALEM    NC   27106          1            07/30/98         10
    0430979948                           05           09/01/98         20
    987092547                            N            08/01/13
    0


    1790861          637/G02             F           54,000.00         ZZ
                                         180         53,842.21          3
    546 VERBENA COURT                  7.875            512.17         41
                                       7.625            512.17      134,000.00
    ORLANDO          FL   32807          1            07/02/98         00
    0430975417                           07           09/01/98          0
    0012111100                           O            08/01/13
    0


    1790864          455/G02             F           61,950.00         ZZ
                                         180         61,950.00          1
    6610 PLEASANT DRIVE                8.375            605.52         70
                                       8.125            605.52       88,500.00
    WINSTON          GA   30187          1            08/13/98         00
    0430984351                           05           10/01/98          0
    74842                                N            09/01/13
    0


    1790937          E22/G02             F           34,750.00         ZZ
                                         180         34,750.00          1
    239 DAWNVIEW LANE                  8.000            332.09         70
                                       7.750            332.09       50,000.00
    SAN ANTONIO      TX   78213          5            08/07/98         00
    0410973671                           05           10/01/98          0
    410973671                            N            09/01/13
    0


    1790941          E22/G02             F           67,900.00         ZZ
                                         180         67,694.94          1
    4931 N.W. 15TH COURT               7.500            629.44         72
                                       7.250            629.44       95,000.00
1


    LAUDERHILL       FL   33313          5            08/03/98         00
    0410960942                           05           09/01/98          0
    410960942                            O            08/01/13
    0


    1791031          664/G02             F          310,350.00         ZZ
                                         180        309,463.02          1
    26041 VIA VIENTO                   8.125          2,988.31         78
                                       7.875          2,988.31      402,000.00
    MISSION VIEJO    CA   92691          5            07/24/98         00
    0430994590                           05           09/01/98          0
    2559433                              O            08/01/13
    0


    1791046          163/G02             F           98,000.00         ZZ
                                         180         97,697.47          1
    4808 MESA PRIETA COURT NW          7.250            894.61         74
                                       7.000            894.61      133,000.00
    ALBUQUERQUE      NM   87120          2            07/15/98         00
    0430982793                           05           09/01/98          0
    1816278394                           O            08/01/13
    0


    1791098          964/G02             F           97,500.00         ZZ
                                         180         97,500.00          1
    2032 26TH AVENUE                   7.500            903.84         75
                                       7.250            903.84      130,000.00
    OAKLAND          CA   94601          5            08/06/98         00
    0430974741                           05           10/01/98          0
    40080                                O            09/01/13
    0


    1791425          822/G02             F           57,700.00         ZZ
                                         180         57,529.53          2
    1008 WESLEY AVENUE                 7.750            543.12         88
                                       7.500            543.12       66,000.00
    OCEAN CITY       NJ   08223          2            07/23/98         01
    0430986398                           01           09/01/98         25
    1206010027                           N            08/01/13
    0


    1791474          225/225             F          158,000.00         ZZ
                                         180        157,032.16          1
    16 SUN VALLEY HEIGHTS              7.375          1,453.48         74
                                       7.125          1,453.48      215,000.00
    CROTON FALLS     NY   10519          2            06/11/98         00
    7028753                              05           08/01/98          0
    7028753                              O            07/01/13
    0
1




    1791478          E22/G02             F          170,000.00         ZZ
                                         180        170,000.00          1
    9716 PEACH TREE LANE               7.500          1,575.92         73
                                       7.250          1,575.92      235,000.00
    RANCHO CUCAMONG  CA   91737          5            08/06/98         00
    0410981047                           05           10/01/98          0
    410981047                            O            09/01/13
    0


    1791489          E22/G02             F           78,450.00         ZZ
                                         180         78,450.00          1
    410 WASHBURN STREET                8.000            749.71         90
                                       7.750            749.71       87,195.00
    BROWNSVILLE      OR   97327          1            08/06/98         10
    0410910053                           05           10/01/98         25
    410910053                            N            09/01/13
    0


    1791665          822/G02             F           55,000.00         ZZ
                                         180         54,839.29          1
    528 CENTENIAL AVE                  7.875            521.65         70
                                       7.625            521.65       79,000.00
    TRENTON          NJ   08610          5            07/10/98         00
    0430994855                           05           09/01/98          0
    3606000156                           N            08/01/13
    0


    1791691          E22/G02             F           53,500.00         ZZ
                                         180         53,500.00          1
    2320 NW 183RD STREET               7.750            503.58         72
                                       7.500            503.58       75,000.00
    MIAMI            FL   33056          2            08/11/98         00
    0410996870                           05           10/01/98          0
    410996870                            N            09/01/13
    0


    1791702          134/G02             F           66,000.00         ZZ
                                         180         65,817.57          2
    1623-1625 CONNELL AVENUE           8.500            649.93         80
                                       8.250            649.93       82,500.00
    FINLAY           OH   45840          1            07/31/98         00
    0430980037                           05           09/01/98          0
    7300013                              N            08/01/13
    0


    1791709          E22/G02             F          135,600.00         ZZ
                                         180        135,600.00          1
1


    12402 HUSEMANN ROAD                7.375          1,247.42         80
                                       7.125          1,247.42      169,500.00
    BRENHAM          TX   77833          1            08/13/98         00
    0410951941                           05           10/01/98          0
    410951941                            O            09/01/13
    0


    1791730          E22/G02             F           76,000.00         ZZ
                                         180         76,000.00          1
    1200 N. ATLANTIC BLVD.             7.625            709.94         79
    UNIT # 4                           7.375            709.94       97,000.00
    FT LAUDERDALE    FL   33304          5            08/05/98         00
    0410925945                           01           10/01/98          0
    410925945                            O            09/01/13
    0


    1791744          E22/G02             F          221,000.00         ZZ
                                         180        221,000.00          1
    2514 HARTFORD ROAD                 8.250          2,144.01         65
                                       8.000          2,144.01      340,000.00
    AUSTIN           TX   78703          5            08/04/98         00
    0410976864                           05           10/01/98          0
    410976864                            N            09/01/13
    0


    1791761          E22/G02             F           54,000.00         ZZ
                                         180         54,000.00          1
    2206 MEADOWCREEK DRIVE             7.500            500.59         79
                                       7.250            500.59       69,000.00
    CORPUS CHRISTI   TX   78412          1            08/13/98         00
    0410985758                           05           10/01/98          0
    410985758                            O            09/01/13
    0


    1791767          E22/G02             F          101,250.00         ZZ
                                         180        101,250.00          1
    1520 BROAD VALLEY DRIVE            8.000            967.60         75
                                       7.750            967.60      135,000.00
    BURLESON         TX   76028          1            08/06/98         00
    0410995419                           05           10/01/98          0
    410995419                            O            09/01/13
    0


    1791924          962/G02             F           51,200.00         ZZ
                                         180         51,200.00          1
    1305 5TH STREET S                  8.000            489.30         80
                                       7.750            489.30       64,000.00
    MOORHEAD         MN   56560          1            08/28/98         00
    0431007194                           05           10/01/98          0
1


    1791924                              N            09/01/13
    0


    1792079          830/G02             F           70,800.00         ZZ
                                         180         70,800.00          1
    239 EAST HILLCROFT DRIVE           7.125            641.33         80
                                       6.875            641.33       88,500.00
    DUNCANVILLE      TX   75137          1            08/13/98         00
    0430992800                           05           10/01/98          0
    539052                               O            09/01/13
    0


    1792080          225/225             F           57,000.00         ZZ
                                         180         56,833.44          1
    414 NORTH DUNCAN                   7.875            540.62         85
                                       7.625            540.62       67,500.00
    NEWTON           KS   67114          5            07/23/98         04
    0000                                 05           09/01/98         12
    0000                                 O            08/01/13
    0


    1792217          M11/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
    20402 IVORY CREEK                  7.250            912.87         56
                                       7.000            912.87      179,000.00
    KATY             TX   77450          1            08/25/98         00
    0430996934                           05           10/01/98          0
    000288                               O            09/01/13
    0


    1792224          731/G02             F          140,800.00         ZZ
                                         180        140,800.00          1
    381 CALLE BORREGO                  7.875          1,335.42         80
                                       7.625          1,335.42      176,000.00
    SAN CLEMENTE     CA   92672          1            08/10/98         00
    0430993717                           09           10/01/98          0
    916081907                            O            09/01/13
    0


    1792365          E22/G02             F          175,000.00         ZZ
                                         180        175,000.00          1
    1105 VALE ORCHARD LANE             7.750          1,647.23         73
                                       7.500          1,647.23      240,000.00
    JACKSONVILLE     FL   32207          1            08/12/98         00
    0410975098                           05           10/01/98          0
    410975098                            O            09/01/13
    0


1


    1792796          267/267             F          188,000.00         ZZ
                                         180        188,000.00          1
    247 MORNING CANYON RD              6.875          1,676.69         29
                                       6.625          1,676.69      670,000.00
    CORONA DEL MAR   CA   92625          5            07/31/98         00
    4268197                              05           10/01/98          0
    4268197                              O            09/01/13
    0


    1792815          267/267             F          330,000.00         ZZ
                                         180        330,000.00          1
    2300 SUNSET HEIGHTS DRIVE          6.875          2,943.12         60
                                       6.625          2,943.12      555,000.00
    LOS ANGELES      CA   90046          2            07/31/98         00
    4257023                              05           10/01/98          0
    4257023                              O            09/01/13
    0


    1792822          267/267             F          121,000.00         ZZ
                                         180        121,000.00          1
    1230 GLEN AVENUE                   6.750          1,070.75         47
                                       6.500          1,070.75      260,000.00
    BERKELEY         CA   94708          5            07/30/98         00
    4267777                              05           10/01/98          0
    4267777                              O            09/01/13
    0


    1792831          E22/G02             F          174,000.00         ZZ
                                         180        174,000.00          2
    330 HIGHLAND AVENUE                8.125          1,675.42         31
                                       7.875          1,675.42      575,000.00
    SAN MATEO        CA   94401          5            08/07/98         00
    0410982649                           05           10/01/98          0
    410982649                            N            09/01/13
    0


    1792878          267/267             F          130,000.00         ZZ
                                         180        130,000.00          1
    793 BENNETT ST.                    6.625          1,141.40         58
                                       6.375          1,141.40      225,000.00
    SIMI VALLEY      CA   93065          1            08/03/98         00
    4270267                              05           10/01/98          0
    4270267                              O            09/01/13
    0


    1792888          267/267             F          399,000.00         ZZ
                                         180        399,000.00          1
    121 FRASER AVE                     6.875          3,558.50         50
                                       6.625          3,558.50      800,000.00
1


    SANTA MONICA     CA   90405          2            07/28/98         00
    4268066                              05           10/01/98          0
    4268066                              O            09/01/13
    0


    1793028          B75/G02             F           45,000.00         ZZ
                                         180         44,868.51          1
    4709 LODESTONE DRIVE               7.875            426.80         48
                                       7.625            426.80       95,000.00
    TAMPA            FL   33615          1            07/20/98         00
    0430996017                           05           09/01/98          0
    7379357                              O            08/01/13
    0


    1793030          201/G02             F          101,610.00         ZZ
                                         180        101,610.00          1
    6279 SOUTH PORT DRIVE              8.000            971.04         90
                                       7.750            971.04      112,900.00
    FLOWERY BRANCH   GA   30542          1            08/14/98         14
    0430996710                           05           10/01/98         25
    504758                               N            09/01/13
    0


    1793035          E45/G02             F           48,750.00         ZZ
                                         180         48,609.12          1
    702 SE 2ND AVE                     8.000            465.88         75
                                       7.750            465.88       65,000.00
    JASPER           FL   32052          5            07/31/98         00
    0431006527                           05           09/01/98          0
    40603                                O            08/01/13
    0


    1793106          H49/G02             F           59,200.00         ZZ
                                         180         59,200.00          1
    1249 BOURBON                       8.000            565.75         80
                                       7.750            565.75       74,000.00
    DESOTO           MO   63020          5            08/05/98         00
    0430990630                           05           10/01/98          0
    00125462301                          O            09/01/13
    0


    1793197          E22/G02             F           56,000.00         ZZ
                                         180         56,000.00          1
    567 E. MUIR AVENUE                 7.250            511.20         80
                                       7.000            511.20       70,000.00
    HAZEL PARK       MI   48030          5            08/10/98         00
    0410994925                           05           10/01/98          0
    410994925                            O            09/01/13
    0
1




    1793228          E22/G02             F           79,300.00         ZZ
                                         180         79,300.00          1
    516 E. 11TH STREET                 8.250            769.32         89
                                       8.000            769.32       90,000.00
    LEADVILLE        CO   80461          2            08/14/98         04
    0410968598                           05           10/01/98         25
    410968598                            N            09/01/13
    0


    1793233          E22/G02             F           56,500.00         ZZ
                                         180         56,500.00          1
    226 NORTH BURGESS AVE              7.750            531.82         76
                                       7.500            531.82       75,000.00
    COLUMBUS         OH   43204          5            08/14/98         00
    0411010564                           05           10/01/98          0
    411010564                            O            09/01/13
    0


    1793250          E22/G02             F           85,400.00         ZZ
                                         180         85,400.00          1
    323 EAST GLENWOOD STREET           7.375            785.61         85
                                       7.125            785.61      100,500.00
    SPRINGFIELD      MO   65807          5            08/10/98         04
    0410980726                           05           10/01/98         12
    410980726                            O            09/01/13
    0


    1793441          168/168             F          110,300.00         ZZ
                                         180        109,607.33          1
    732 BUSHKILL CENTER ROAD           8.000          1,054.08         65
                                       7.750          1,054.08      170,000.00
    NAZARETH         PA   18064          2            06/25/98         00
    0169411214                           05           08/01/98          0
    0169411214                           O            07/01/13
    0


    1793472          E26/G02             F           82,500.00         ZZ
                                         180         82,269.40          1
    2337 OLD ROUTE 100                 8.375            806.38         70
                                       8.125            806.38      117,900.00
    BARTO            PA   19504          1            07/31/98         00
    0430994442                           05           09/01/98          0
    60800683                             O            08/01/13
    0


    1793513          822/G02             F           30,000.00         ZZ
                                         180         29,911.36          3
1


    518 WEST MARKET STREET             7.750            282.39         53
                                       7.500            282.39       57,000.00
    POTTSVILLE       PA   17901          5            07/29/98         00
    0430994699                           05           09/01/98          0
    0126064549                           N            08/01/13
    0


    1793524          638/G02             F          333,000.00         ZZ
                                         180        331,983.22          1
    1965 CORONA VISTA                  7.375          3,063.34         71
                                       7.125          3,063.34      475,000.00
    EL CAJON         CA   92019          2            07/30/98         00
    0430985101                           05           09/01/98          0
    08772422                             O            08/01/13
    0


    1793545          638/G02             F          600,000.00         ZZ
                                         180        600,000.00          1
    417 SOUTH LUCERNE BOULEVARD        7.875          5,690.70         71
                                       7.625          5,690.70      850,000.00
    LOS ANGELES      CA   90020          5            08/03/98         00
    0430984716                           05           10/01/98          0
    08776597                             O            09/01/13
    0


    1793676          E82/G02             F           40,500.00         ZZ
                                         180         40,500.00          4
    12965 FINLEY AVENUE UNIT 4         8.500            398.82         90
                                       8.250            398.82       45,000.00
    MEADVILLE        PA   16335          1            08/20/98         04
    0400141628                           05           10/01/98         25
    0400141628                           N            09/01/13
    0


    1793750          638/G02             F          105,500.00         T
                                         180        105,500.00          1
    6755 SOUTH POPLAR COURT            8.000          1,008.21         75
                                       7.750          1,008.21      142,500.00
    ENGLEWOOD        CO   80112          1            08/11/98         00
    0430991976                           01           10/01/98          0
    08778676                             O            09/01/13
    0


    1793776          E22/G02             F          117,000.00         ZZ
                                         180        117,000.00          1
    1405 S. FERN DRIVE                 7.500          1,084.60         59
                                       7.250          1,084.60      200,000.00
    MOUNT PROSPECT   IL   60056          5            08/12/98         00
    0410935936                           05           10/01/98          0
1


    410935936                            O            09/01/13
    0


    1793815          638/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
    11901 HOLLY COURT                  7.250            912.86         75
                                       7.000            912.86      135,000.00
    GRAND TERRACE    CA   92313          5            08/05/98         00
    0430989301                           05           10/01/98          0
    08759693                             O            09/01/13
    0


    1793817          E22/G02             F          100,400.00         T
                                         120        100,400.00          1
    4669 PRAIRIE POINT BLVD            8.000          1,218.13         75
                                       7.750          1,218.13      133,900.00
    KISSIMMEE        FL   34746          1            08/05/98         00
    0410927131                           03           10/01/98          0
    410927131                            O            09/01/08
    0


    1793827          E22/G02             F           56,100.00         ZZ
                                         180         56,100.00          1
    822 SOUTH 39TH STREET              7.500            520.05         85
                                       7.250            520.05       66,000.00
    LOUISVILLE       KY   40211          5            08/07/98         04
    0410996847                           05           10/01/98         12
    410996847                            O            09/01/13
    0


    1793869          638/G02             F           52,500.00         ZZ
                                         180         52,349.96          1
    5923 69TH STREET                   8.125            505.51         70
                                       7.875            505.51       75,000.00
    SACRAMENTO       CA   95824          5            07/18/98         00
    0430993998                           05           09/01/98          0
    08762692                             N            08/01/13
    0


    1793875          638/G02             F           66,850.00         ZZ
                                         180         66,850.00          1
    2708 POLE LINE ROAD #1             7.750            629.24         94
                                       7.500            629.24       71,500.00
    DAVIS            CA   95616          1            07/30/98         10
    0430994004                           01           10/01/98         25
    8769343                              O            09/01/13
    0


1


    1793887          575/G02             F           62,000.00         T
                                         180         62,000.00          1
    9710 GARDENIA DRIVE                7.500            574.75         70
                                       7.250            574.75       89,500.00
    RICHMOND         VI   23228          5            08/12/98         00
    0430995241                           05           10/01/98          0
    0009153370                           O            09/01/13
    0


    1793940          168/168             F           69,000.00         ZZ
                                         180         68,586.47          1
    321 PRIESTLY ROAD                  7.625            644.55         41
                                       7.375            644.55      170,000.00
    CORRALES         NM   87048          5            06/25/98         00
    0989866424                           05           08/01/98          0
    0989866424                           O            07/01/13
    0


    1793993          168/168             F           88,100.00         ZZ
                                         180         88,100.00          1
    250 FISHER ROAD                    7.625            822.97         77
                                       7.375            822.97      115,000.00
    CHILI            NY   14624          5            08/06/98         00
    0189369345                           05           10/01/98          0
    0189369345                           O            09/01/13
    0


    1794042          134/G02             F           45,500.00         ZZ
                                         180         45,374.23          2
    721-723 CLINTON CT                 8.500            448.06         70
                                       8.250            448.06       65,000.00
    FINDLAY          OH   45840          5            07/31/98         00
    0430994772                           05           09/01/98          0
    7300011                              N            08/01/13
    0


    1794067          134/G02             F          200,000.00         ZZ
                                         180        199,382.60          1
    3950 ALTURA COURT                  7.250          1,825.73         80
                                       7.000          1,825.73      250,000.00
    FORT WORTH       TX   76109          2            07/31/98         00
    0430994715                           05           09/01/98          0
    7301805                              N            08/01/13
    0


    1794106          168/168             F           94,500.00         ZZ
                                         180         94,232.91          4
    344-346 WILBER AVENUE              8.250            916.78         80
                                       8.000            916.78      118,200.00
1


    COLUMBUS         OH   43215          1            07/22/98         00
    0989865967                           05           09/01/98          0
    0989865967                           N            08/01/13
    0


    1794134          134/G02             F           56,000.00         ZZ
                                         180         55,830.87          1
    808 MCCALL STREET                  7.500            519.13         80
                                       7.250            519.13       70,000.00
    LAKE CHARLES     LA   70605          1            07/31/98         00
    0430998047                           05           09/01/98          0
    7298999                              O            08/01/13
    0


    1794155          134/G02             F           75,000.00         ZZ
                                         180         74,790.37          2
    1737-1739 BYAL AVENUE              8.375            733.07         56
                                       8.125            733.07      135,000.00
    FINDLAY          OH   45840          2            07/31/98         00
    0430994707                           05           09/01/98          0
    59262168                             N            08/01/13
    0


    1794163          F34/G02             F          125,900.00         ZZ
                                         180        125,900.00          1
    1473 NW 153 AVENUE                 7.875          1,194.10         80
                                       7.625          1,194.10      157,386.00
    PEMBROKE PINES   FL   33028          1            08/21/98         00
    0430998229                           03           10/01/98          0
    9701166                              O            09/01/13
    0


    1794216          E22/G02             F          155,000.00         T
                                         180        155,000.00          1
    988 CROWNE POINT CIRCLE            7.875          1,470.10         62
                                       7.625          1,470.10      250,000.00
    CRIPPLE CREEK    CO   80813          2            08/13/98         00
    0410825848                           05           10/01/98          0
    410825848                            O            09/01/13
    0


    1794245          E22/G02             F          176,400.00         ZZ
                                         180        176,400.00          1
    330 EAST 38TH STREET               8.375          1,724.18         72
    UNIT #17-M                         8.125          1,724.18      245,000.00
    NEW YORK         NY   10016          2            08/14/98         00
    0410962336                           06           10/01/98          0
    410962336                            O            09/01/13
    0
1




    1794250          E22/G02             F          117,600.00         ZZ
                                         180        117,600.00          1
    190 HILLSIDE DRIVE                 7.250          1,073.53         80
                                       7.000          1,073.53      147,000.00
    CASTLE ROCK      CO   80104          5            08/07/98         00
    0410958102                           05           10/01/98          0
    410958102                            O            09/01/13
    0


    1794351          225/225             F           33,600.00         ZZ
                                         180         33,493.99          1
    210 APPLEBY DRIVE UNIT 127         7.000            302.01         80
                                       6.750            302.01       42,000.00
    ATHENS           GA   30605          1            07/06/98         00
    7034931                              01           09/01/98          0
    7034931                              N            08/01/13
    0


    1794360          F62/G02             F           60,000.00         ZZ
                                         180         60,000.00          1
    7595 NW 14 PL                      7.750            564.77         80
                                       7.500            564.77       75,000.00
    MIAMI            FL   33147          5            08/11/98         00
    0430995217                           05           10/01/98          0
    0000                                 O            09/01/13
    0


    1794391          168/168             F          125,450.00         ZZ
                                         180        125,450.00          1
    6404 BADGER DRIVE                  7.625          1,171.87         65
                                       7.375          1,171.87      193,000.00
    LOCKPORT         NY   14094          5            08/07/98         00
    0239745680                           05           10/01/98          0
    0239745680                           O            09/01/13
    0


    1794433          369/G02             F           41,500.00         ZZ
                                         180         41,385.29          1
    8708 RUTHBY STREET                 8.500            408.67         50
                                       8.250            408.67       83,000.00
    HOUSTON          TX   77061          1            07/13/98         00
    0430994103                           05           09/01/98          0
    0062005392                           O            08/01/13
    0


    1794438          369/G02             F          633,700.00         ZZ
                                         180        633,700.00          1
1


    810 MOANIALA STREET                7.500          5,874.48         65
                                       7.250          5,874.48      975,000.00
    HONOLULU         HI   96821          2            08/04/98         00
    0431000611                           03           10/01/98          0
    60107067                             O            09/01/13
    0


    1794468          731/G02             F           43,300.00         ZZ
                                         180         43,300.00          1
    2704 MESA STREET                   7.500            401.40         68
                                       7.250            401.40       64,000.00
    COLUMBUS         GA   31903          5            08/20/98         00
    0431006279                           05           10/01/98          0
    3143668159                           N            09/01/13
    0


    1794471          E66/E66             F          114,500.00         ZZ
                                         180        114,142.66          1
    6100 BRADSHAW QUARRY ROAD          7.125          1,037.18         42
                                       6.875          1,037.18      274,260.00
    EFLAND           NC   27243          5            07/17/98         00
    600422111                            05           09/01/98          0
    600422111                            O            08/01/13
    0


    1794535          E45/G02             F          120,000.00         ZZ
                                         180        119,633.59          1
    10 MAPLE DRIVE                     7.375          1,103.91         79
                                       7.125          1,103.91      152,500.00
    CARTERSVILLE     GA   30120          1            07/30/98         00
    0431000587                           05           09/01/98          0
    40875                                O            08/01/13
    0


    1794572          387/387             F          173,600.00         ZZ
                                         180        172,408.62          1
    5212 MITCHELL STREET               7.625          1,621.65         80
                                       7.375          1,621.65      217,000.00
    ALEXANDRIA       VA   22312          5            06/24/98         00
    0001453372                           05           08/01/98          0
    0001453372                           O            07/01/13
    0


    1794592          E22/G02             F           95,200.00         ZZ
                                         180         95,200.00          1
    149 SEGOVIA ROAD                   7.875            902.92         80
                                       7.625            902.92      119,000.00
    ST. AUGUSTINE    FL   32086          1            08/21/98         00
    0410999957                           05           10/01/98          0
1


    410999957                            O            09/01/13
    0


    1794644          E22/G02             F          102,000.00         ZZ
                                         180        102,000.00          1
    505 LEWIS STREET                   7.875            967.42         85
                                       7.625            967.42      120,000.00
    EAST HELENA      MT   59635          5            08/17/98         04
    0410947519                           05           10/01/98         12
    410947519                            O            09/01/13
    0


    1794645          E22/G02             F           79,000.00         ZZ
                                         180         79,000.00          1
    7500 DAWN HILL CIRCLE              7.500            732.34         65
                                       7.250            732.34      122,000.00
    AUSTIN           TX   78736          1            08/21/98         00
    0410999726                           05           10/01/98          0
    410999726                            O            09/01/13
    0


    1794911          E22/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
    50 EUCALYPTUS DRIVE                7.375            919.92         54
                                       7.125            919.92      188,000.00
    WATSONVILLE      CA   95076          2            08/14/98         00
    0410956734                           05           10/01/98          0
    410956734                            O            09/01/13
    0


    1795074          134/G02             F          168,000.00         ZZ
                                         180        168,000.00          1
    110 TIMBER RUN                     6.875          1,498.32         35
                                       6.625          1,498.32      480,000.00
    CANFIELD         OH   44406          2            08/06/98         00
    0430995209                           05           10/01/98          0
    59272937                             O            09/01/13
    0


    1795100          A14/G02             F           54,000.00         ZZ
                                         180         54,000.00          1
    1117 NE COLUMBUS ST                8.500            531.76         90
                                       8.250            531.76       60,000.00
    LEE'S SUMMIT     MO   64086          1            08/21/98         01
    0431004894                           05           10/01/98         20
    110435                               N            09/01/13
    0


1


    1795179          G13/G02             F           95,000.00         ZZ
                                         180         95,000.00          1
    7857 RIDGEWOOD ROAD                7.500            880.66         42
                                       7.250            880.66      230,000.00
    GOODLETTSVILLE   TN   37072          5            08/17/98         00
    0431006303                           05           10/01/98          0
    0059332                              O            09/01/13
    0


    1795209          K30/G02             F          257,392.00         ZZ
                                         180        257,392.00          1
    12125 STONE GATE LANE              7.375          2,367.81         78
                                       7.125          2,367.81      334,000.00
    EL PASO          TX   79936          1            08/17/98         00
    0431007459                           03           10/01/98          0
    0057364                              O            09/01/13
    0


    1795279          E22/G02             F          102,750.00         ZZ
                                         180        102,750.00          1
    5436 AUGUSTA DRIVE                 7.250            937.97         75
                                       7.000            937.97      137,000.00
    FARMINGTON       NM   87402          5            08/18/98         00
    0410992291                           03           10/01/98          0
    410992291                            O            09/01/13
    0


    1795333          K56/G02             F           86,000.00         ZZ
                                         180         86,000.00          1
    1919 GARRISON STREET               7.500            797.23         63
                                       7.250            797.23      138,000.00
    THE DALLES       OR   97058          5            07/31/98         00
    0430993014                           05           10/01/98          0
    A05040                               O            09/01/13
    0


    1795418          E22/G02             F           40,500.00         ZZ
                                         180         40,500.00          4
    1740-42 ST. ANTHONY STREET         9.125            413.79         90
                                       8.875            413.79       45,000.00
    NEW ORLEANS      LA   70116          1            08/25/98         10
    0410994107                           05           10/01/98         25
    410994107                            N            09/01/13
    0


    1795434          E22/G02             F           70,000.00         ZZ
                                         180         70,000.00          1
    31242 W CHICAGO                    7.625            653.89         54
                                       7.375            653.89      132,000.00
1


    LIVONIA          MI   48150          1            08/19/98         00
    0410992846                           05           10/01/98          0
    410992846                            O            09/01/13
    0


    1795475          593/593             F           78,000.00         ZZ
                                         180         77,542.66          1
    60 NORTH MAIN                      7.875            739.80         63
                                       7.625            739.80      124,000.00
    CLIFTON          ID   83228          1            06/25/98         00
    0007034853                           05           08/01/98          0
    0007034853                           O            07/01/13
    0


    1795491          830/G02             F           38,700.00         ZZ
                                         180         38,700.00          1
    1312 S 2000 E                      7.125            350.56         56
                                       6.875            350.56       70,000.00
    VERNAL           UT   84078          2            08/17/98         00
    0431004290                           05           10/01/98          0
    HATCH539069                          O            09/01/13
    0


    1795543          225/225             F          206,400.00         ZZ
                                         180        205,803.53          1
    2708 SAWGRASS COURT                8.000          1,972.47         80
                                       7.750          1,972.47      258,000.00
    EDMOND           OK   73034          1            07/16/98         00
    7039833                              03           09/01/98          0
    7039833                              O            08/01/13
    0


    1795564          225/225             F           30,200.00         ZZ
                                         180         29,927.64          1
    5614 EAST MABEL STREET             7.625            282.11         53
                                       7.375            282.11       58,000.00
    TUCSON           AZ   85712          2            05/22/98         00
    7016057                              05           07/01/98          0
    7016057                              O            06/01/13
    0


    1795623          168/168             F          195,250.00         ZZ
                                         180        195,250.00          1
    16 WEST DEVONIA AVENUE             7.500          1,809.99         76
                                       7.250          1,809.99      260,000.00
    MOUNT VERNON     NY   10552          2            08/10/98         00
    0239852435                           05           10/01/98          0
    0239852435                           O            09/01/13
    0
1




    1795731          758/G02             F          117,600.00         ZZ
                                         180        117,600.00          1
    5110 GOODWIN AVENUE                7.750          1,106.94         70
                                       7.500          1,106.94      168,000.00
    DALLAS           TX   75206          5            08/03/98         00
    0431006360                           05           10/01/98          0
    0000                                 N            09/01/13
    0


    1795879          E22/G02             F          161,250.00         ZZ
                                         180        160,773.60          1
    750 HINCHLEY RUN                   7.750          1,517.81         75
                                       7.500          1,517.81      215,000.00
    WEST CHESTER     PA   19382          5            07/31/98         00
    0410905319                           03           09/01/98          0
    410905319                            O            08/01/13
    0


    1795896          E22/G02             F           38,700.00         ZZ
                                         180         38,700.00          1
    2002 WYNDHURST                     8.375            378.27         90
                                       8.125            378.27       43,000.00
    TOLEDO           OH   43607          1            08/20/98         04
    0410975080                           05           10/01/98         25
    410975080                            N            09/01/13
    0


    1795897          E22/G02             F           85,600.00         ZZ
                                         180         85,600.00          1
    300 WEST 400 NORTH                 7.750            805.73         80
                                       7.500            805.73      107,000.00
    MOAB             UT   84532          5            08/19/98         00
    0411014137                           05           10/01/98          0
    411014137                            O            09/01/13
    0


    1796034          377/377             F          120,800.00         ZZ
                                         180        120,800.00          1
    5715 EMERSON COURT                 8.000          1,154.43         80
                                       7.750          1,154.43      151,000.00
    PALM HARBOR      FL   34685          1            08/17/98         00
    0000                                 05           10/01/98          0
    0000                                 O            09/01/13
    0


    1796081          163/G02             F           65,700.00         ZZ
                                         180         65,331.44          3
1


    225 WALNUT STREET                  8.375            642.17         90
                                       8.125            642.17       73,000.00
    ATHOL            MA   01331          1            07/01/98         10
    0431003623                           05           08/01/98         20
    3216236970                           N            07/01/13
    0


    1796149          134/G02             F           45,000.00         ZZ
                                         180         45,000.00          1
    15352 SR 613                       7.500            417.16         36
                                       7.250            417.16      125,000.00
    VAN BUREN        OH   45889          5            08/06/98         00
    0431002625                           05           10/01/98          0
    7299911                              O            09/01/13
    0


    1796159          168/168             F           50,000.00         ZZ
                                         180         50,000.00          2
    2320 4TH AVENUE                    7.625            467.06         69
                                       7.375            467.06       72,500.00
    WATERVLIET       NY   12189          1            08/13/98         00
    0189374918                           05           10/01/98          0
    0189374918                           O            09/01/13
    0


    1796178          225/225             F          224,950.00         ZZ
                                         180        222,294.78          1
    310 NORTH OAK STREET               7.875          2,133.54         68
                                       7.625          2,133.54      335,000.00
    MOUNT PROSPECT   IL   60056          2            04/16/98         00
    7014752                              05           06/01/98          0
    7014752                              O            05/01/13
    0


    1796200          369/G02             F          153,000.00         ZZ
                                         180        152,506.71          1
    1107 GILLILAND ROAD                6.750          1,353.92         57
                                       6.500          1,353.92      270,000.00
    LOUISVILLE       KY   40245          2            08/03/98         00
    0431002435                           05           09/01/98          0
    0061845137                           O            08/01/13
    0


    1796206          638/G02             F           95,000.00         ZZ
                                         180         95,000.00          4
    211 E 5TH AVE                      7.875            901.03         48
                                       7.625            901.03      200,000.00
    CONSHOHOCKEN     PA   19428          5            08/14/98         00
    0430996967                           07           10/01/98          0
1


    8779001                              O            09/01/13
    0


    1796219          168/168             F           69,000.00         ZZ
                                         180         69,000.00          2
    5737 LOCUST STREET EXT             7.875            654.43         52
                                       7.625            654.43      133,000.00
    LOCKPORT         NY   14094          5            08/13/98         00
    0239892151                           05           10/01/98          0
    0239892151                           N            09/01/13
    0


    1796264          E22/G02             F          104,000.00         ZZ
                                         180        104,000.00          1
    31338 13TH AVENUE SOUTH            7.250            949.38         80
                                       7.000            949.38      130,000.00
    FEDERAL WAY      WA   98003          5            08/20/98         00
    0410997134                           05           10/01/98          0
    410997134                            O            09/01/13
    0


    1796267          E22/G02             F           55,000.00         ZZ
                                         180         55,000.00          1
    6734 112TH AVENUE N.E.             7.750            517.70         65
    UNIT #9A                           7.500            517.70       85,000.00
    KIRKLAND         WA   98033          2            08/24/98         00
    0411021959                           01           10/01/98          0
    411021959                            N            09/01/13
    0


    1796300          E86/G02             F          232,500.00         ZZ
                                         180        232,500.00          1
    1048 CEDARHURST STREET             7.750          2,188.47         75
                                       7.500          2,188.47      310,000.00
    NORTH WOODMERE   NY   11581          1            08/18/98         00
    0431003540                           05           10/01/98          0
    0000028331                           O            09/01/13
    0


    1796376          964/G02             F          188,000.00         ZZ
                                         180        188,000.00          1
    813 BUNKER HILL DRIVE              7.625          1,756.17         80
                                       7.375          1,756.17      235,000.00
    CARSON CITY      NV   89703          1            08/20/98         00
    0431002831                           05           10/01/98          0
    41107                                O            09/01/13
    0


1


    1796506          E22/G02             F           43,000.00         ZZ
                                         180         43,000.00          1
    1303 N DENNY STREET                8.500            423.44         70
                                       8.250            423.44       62,000.00
    INDIANAPOLIS     IN   46201          5            08/21/98         00
    0411008592                           05           10/01/98          0
    411008592                            N            09/01/13
    0


    1796989          E22/G02             F           76,500.00         ZZ
                                         180         76,500.00          1
    6610 SPRINGPARK AVENUE             7.500            709.16         50
    UNIT # 4                           7.250            709.16      153,000.00
    LOS ANGELES      CA   90056          1            08/24/98         00
    0411009632                           01           10/01/98          0
    411009632                            O            09/01/13
    0


    1797256          E22/G02             F          200,000.00         ZZ
                                         180        200,000.00          1
    2378 E. KENTFIELD STREET           7.750          1,882.55         80
                                       7.500          1,882.55      250,000.00
    SIMI VALLEY      CA   93065          1            08/19/98         00
    0411007354                           05           10/01/98          0
    411007354                            O            09/01/13
    0


    1797273          E22/G02             F           51,200.00         ZZ
                                         180         51,200.00          1
    2832 SW 16TH ST                    7.750            481.93         80
                                       7.500            481.93       64,000.00
    FT LAUDERDALE    FL   33312          1            08/25/98         00
    0411017163                           05           10/01/98          0
    411017163                            O            09/01/13
    0


    1797289          E22/G02             F           72,000.00         ZZ
                                         180         72,000.00          1
    154 BONEY BRIDGE ROAD              7.500            667.45         80
                                       7.250            667.45       90,000.00
    WALLACE          NC   28466          2            08/17/98         00
    0410976294                           05           10/01/98          0
    410976294                            O            09/01/13
    0


    1797291          E22/G02             F           56,250.00         ZZ
                                         180         56,250.00          1
    8018 ST. LAWRENCE AVENUE           7.875            533.50         85
                                       7.625            533.50       66,500.00
1


    PITTSBURGH       PA   15218          5            08/17/98         04
    0411006984                           05           10/01/98         12
    411006984                            O            09/01/13
    0


    1797342          168/168             F          168,000.00         ZZ
                                         180        168,000.00          1
    110-38 62ND DRIVE                  7.375          1,545.47         80
                                       7.125          1,545.47      210,000.00
    QUEENS           NY   11375          1            08/19/98         00
    0239900669                           05           10/01/98          0
    0239900669                           O            09/01/13
    0


    1797355          134/G02             F          610,000.00         ZZ
                                         180        610,000.00          1
    18628 S. MISSION HILLS AVENUE      7.125          5,525.58         64
                                       6.875          5,525.58      960,000.00
    BATON ROUGE      LA   70810          2            08/14/98         00
    0431000652                           05           10/01/98          0
    59302939                             O            09/01/13
    0


    1797401          168/168             F          150,000.00         ZZ
                                         180        150,000.00          1
    21 LAKEVIEW ROAD                   7.625          1,401.19         52
                                       7.375          1,401.19      290,000.00
    NORTH SALEM      NY   10560          5            08/18/98         00
    0239898702                           05           10/01/98          0
    0239898702                           O            09/01/13
    0


    1797497          225/225             F          551,250.00         ZZ
                                         180        551,250.00          1
    223 GIARDINO WAY                   8.250          5,347.90         75
                                       8.000          5,347.90      736,000.00
    PACIFIC PALISAD  CA   90272          2            08/06/98         00
    7046850                              05           10/01/98          0
    7046850                              O            09/01/13
    0


    1797518          F61/G02             F          162,000.00         ZZ
                                         180        162,000.00          1
    17462 NORTHEAST 40TH PLACE #F1     7.875          1,536.49         75
                                       7.625          1,536.49      216,000.00
    REDMOND          WA   98052          1            08/18/98         00
    0431002674                           01           10/01/98          0
    9812165                              O            09/01/13
    0
1




    1797590          F18/G02             F          105,000.00         ZZ
                                         180        105,000.00          1
    686 VINE STREET                    7.625            980.84         54
                                       7.375            980.84      195,000.00
    SAN JOSE         CA   95110          5            08/05/98         00
    0431002898                           05           10/01/98          0
    555555                               O            09/01/13
    0


    1797786          B75/G02             F          120,000.00         ZZ
                                         180        120,000.00          1
    10411 RESEDA BOULEVARD             7.500          1,112.41         80
                                       7.250          1,112.41      150,320.00
    NORTHRIDGE       CA   91326          1            08/03/98         00
    0431008747                           05           10/01/98          0
    7412687                              O            09/01/13
    0


    1797875          134/G02             F           65,250.00         ZZ
                                         180         65,250.00          1
    2310 IVANHOE                       7.875            618.87         90
                                       7.625            618.87       72,500.00
    ABILENE          TX   79605          1            08/14/98         11
    0431004050                           05           10/01/98         17
    7295596                              N            09/01/13
    0


    1797882          201/G02             F           54,650.00         ZZ
                                         180         54,650.00          1
    8 WILDWOOD TRAIL                   7.875            518.33         90
                                       7.625            518.33       60,770.00
    RIVERHEAD        NY   11901          1            08/06/98         01
    0431008630                           05           10/01/98         25
    2409081029                           N            09/01/13
    0


    1797947          624/G02             F           31,900.00         ZZ
                                         180         31,900.00          1
    602 WILD ROSE TRAIL                7.750            300.27         33
                                       7.500            300.27       96,900.00
    CEDAR PARK       TX   78613          3            08/26/98         00
    0431003052                           05           10/01/98          0
    8200598003                           O            09/01/13
    0


    1798222          E22/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
1


    1828 ASHLAND AVE                   8.000            764.53         72
                                       7.750            764.53      112,000.00
    SAINT JOSEPH     MO   64506          5            08/19/98         00
    0410974455                           05           10/01/98          0
    410974455                            O            09/01/13
    0


    1798315          E22/G02             F          169,000.00         ZZ
                                         180        169,000.00          1
    641 ROUTE 517                      7.000          1,519.02         69
                                       6.750          1,519.02      245,000.00
    VERNON           NJ   07461          2            08/24/98         00
    0410989867                           05           10/01/98          0
    410989867                            O            09/01/13
    0


    1798329          E22/G02             F           62,000.00         ZZ
                                         180         61,812.75          1
    12116 BLUE MOON AVENUE             7.500            574.75         68
                                       7.250            574.75       92,000.00
    OKLAHOMA         OK   73162          2            07/31/98         00
    0410975221                           05           09/01/98          0
    410975221                            O            08/01/13
    0


    1798340          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
    4905 CATHEDRAL WAY                 7.500          1,001.17         80
                                       7.250          1,001.17      135,000.00
    TITUSVILLE       FL   32780          1            08/31/98         00
    0411034457                           03           10/01/98          0
    411034457                            O            09/01/13
    0


    1798512          168/168             F          119,250.00         ZZ
                                         180        119,250.00          1
    2304 MERRYWOOD DRIVE               7.375          1,097.01         75
                                       7.125          1,097.01      159,000.00
    EDISON           NJ   08820          1            08/20/98         00
    0169426068                           09           10/01/98          0
    0169426068                           O            09/01/13
    0


    1798659          E22/G02             F           78,200.00         ZZ
                                         180         78,200.00          1
    5021 MARISSA DRIVE                 7.625            730.49         80
                                       7.375            730.49       98,000.00
    LAS VEGAS        NV   89122          5            08/17/98         00
    0411001951                           05           10/01/98          0
1


    411001951                            O            09/01/13
    0


    1798661          E22/G02             F          548,000.00         ZZ
                                         180        548,000.00          1
    19275 INNESS MARKET ROAD           7.500          5,080.03         80
                                       7.250          5,080.03      685,000.00
    BEND             OR   97701          1            08/24/98         00
    0410969067                           05           10/01/98          0
    410969067                            O            09/01/13
    0


    1798705          638/G02             F          182,000.00         ZZ
                                         180        182,000.00          1
    482 SOUTH 320 WEST                 7.125          1,648.61         78
                                       6.875          1,648.61      234,000.00
    OREM             UT   84058          5            08/20/98         00
    0431007889                           05           10/01/98          0
    8783489                              O            09/01/13
    0


    1798750          638/G02             F           42,050.00         ZZ
                                         180         42,050.00          1
    12 THOMPSON STREET                 7.375            386.83         80
                                       7.125            386.83       52,570.00
    STAUNTON         VA   24401          1            08/24/98         00
    0431007624                           05           10/01/98          0
    8775153                              N            09/01/13
    0


    1798977          638/G02             F          294,400.00         ZZ
                                         180        294,400.00          2
    25-27 WINSLOW ROAD                 7.875          2,792.24         80
                                       7.625          2,792.24      369,000.00
    BELMONT          MA   02178          1            08/19/98         00
    0431004506                           05           10/01/98          0
    08764424                             O            09/01/13
    0


    1799001          E22/G02             F           78,000.00         ZZ
                                         180         78,000.00          1
    1400 RIVERWOOD DRIVE               7.750            734.20         54
                                       7.500            734.20      145,000.00
    ALGONQUIN        IL   60102          2            08/25/98         00
    0410917363                           05           10/01/98          0
    410917363                            O            09/01/13
    0


1


    1799314          964/G02             F          260,800.00         ZZ
                                         180        260,800.00          1
    1919 ELEANOR PLACE                 7.375          2,399.16         80
                                       7.125          2,399.16      326,000.00
    LOMITA           CA   90717          1            08/26/98         00
    0431006501                           05           10/01/98          0
    000                                  O            09/01/13
    0


    1799737          E22/G02             F           48,800.00         T
                                         180         48,800.00          1
    4767 CAPRI PLACE                   8.500            480.55         80
                                       8.250            480.55       61,000.00
    ORLANDO          FL   32811          1            08/20/98         00
    0411001001                           01           10/01/98          0
    411001001                            O            09/01/13
    0


    1800191          168/168             F          275,000.00         ZZ
                                         180        275,000.00          1
    214 SALEM AVENUE                   7.625          2,568.86         69
                                       7.375          2,568.86      400,000.00
    SPRING LAKE      NJ   07762          5            08/25/98         00
    0239912683                           05           10/01/98          0
    0239912683                           O            09/01/13
    0


    1800459          E22/G02             F           75,000.00         ZZ
                                         180         75,000.00          1
    114 NORTH LANCASTER STREE          7.750            705.96         38
                                       7.500            705.96      200,000.00
    MT. PROSPECT     IL   60056          5            08/31/98         00
    0411006992                           05           10/01/98          0
    411006992                            N            09/01/13
    0


    1800584          E22/G02             F           70,700.00         ZZ
                                         180         70,700.00          1
    39915 JOHN LANIER ROAD             7.500            655.40         57
                                       7.250            655.40      126,000.00
    PINE GROVE       LA   70453          5            08/28/98         00
    0411027311                           05           10/01/98          0
    411027311                            O            09/01/13
    0


    1800674          E22/G02             F           96,000.00         ZZ
                                         180         96,000.00          1
    86 SOUTH CENTER                    8.125            924.37         80
                                       7.875            924.37      120,000.00
1


    BICKNELL         UT   84715          5            08/25/98         00
    0410965040                           05           10/01/98          0
    410965040                            O            09/01/13
    0


    1800724          E22/G02             F           56,000.00         ZZ
                                         180         56,000.00          1
    7020 LAKNER WAY                    7.875            531.13         74
                                       7.625            531.13       76,000.00
    ORLANDO          FL   32822          5            08/10/98         00
    0410978811                           05           10/01/98          0
    410978811                            O            09/01/13
    0


    1800787          E22/G02             F          188,000.00         ZZ
                                         180        188,000.00          1
    6225 STONEBRDGE                    7.125          1,702.96         38
                                       6.875          1,702.96      500,000.00
    WEST BLOOMFIELD  MI   48322          5            08/31/98         00
    0410971857                           05           10/01/98          0
    410971857                            O            09/01/13
    0


    1801403          624/G02             F          294,250.00         ZZ
                                         180        294,250.00          1
    10822 HIGHRIDGE LANE               7.250          2,686.10         71
                                       7.000          2,686.10      415,000.00
    SANDY            UT   84092          5            08/31/98         00
    0431016435                           05           10/01/98          0
    67080280096F                         O            09/01/13
    0


    2631072          G10/G02             F           57,000.00         ZZ
                                         180         55,980.94          1
    4751 WAGNER DRIVE                  8.375            557.14         70
                                       8.125            557.14       81,500.00
    THE COLONY       TX   75056          5            03/12/98         00
    0430716829                           05           05/01/98          0
    XB8029005                            N            04/01/13
    0


    2639884          286/286             F           50,000.00         ZZ
                                         180         48,899.71          1
    221 S HAMBLEDON AVE                7.250            456.44         53
                                       7.000            456.44       95,000.00
    LA PUENTE        CA   91744          2            02/05/98         00
    0008653172                           05           03/01/98          0
    0008653172                           N            02/01/13
    0
1




    2639904          286/286             F           51,300.00         ZZ
                                         180         50,433.95          2
    228 LOCUST ST S                    8.500            505.18         90
                                       8.250            505.18       57,000.00
    HAGERSTOWN       MD   21740          1            02/27/98         04
    0008753446                           05           04/01/98         25
    0008753446                           N            03/01/13
    0


    2639905          286/286             F           82,000.00         ZZ
                                         180         80,863.10          1
    227 SYCAMORE DR                    8.625            813.51         85
                                       8.375            813.51       96,500.00
    BURGAW           NC   28425          5            03/16/98         04
    0008753636                           27           05/01/98         17
    0008753636                           O            04/01/13
    0


    2639911          286/286             F           63,500.00         ZZ
                                         180         62,559.99          2
    295 WOOD RD                        7.875            602.27         75
                                       7.625            602.27       85,000.00
    GRIFFIN          GA   30223          2            03/27/98         00
    0008757687                           05           05/01/98          0
    0008757687                           N            04/01/13
    0


    2642269          387/387             F          153,500.00         ZZ
                                         180        151,127.55          1
    648 MEADOW HILL DRIVE              7.375          1,412.08         77
                                       7.125          1,412.08      200,000.00
    FORT WORTH       TX   76108          2            03/12/98         00
    0001353010                           05           05/01/98          0
    0001353010                           O            04/01/13
    0


    2654254          G75/G75             F          150,000.00         ZZ
                                         180        148,761.13          4
    6 CARPENTER TERRACE                8.625          1,488.13         80
                                       8.375          1,488.13      187,500.00
    BELLEVILLE       NJ   07109          1            05/29/98         00
    03516638                             05           07/01/98          0
    03516638                             N            06/01/13
    0


    2654255          G75/G75             F           53,500.00         ZZ
                                         180         52,826.17          1
1


    28 PASTORAL LANE                   7.125            484.62         59
                                       6.875            484.62       91,500.00
    WILLINGBORO      NJ   08046          5            04/17/98         00
    03469752                             05           06/01/98          0
    03469752                             N            05/01/13
    0


    2654256          G75/G75             F           84,000.00         ZZ
                                         180         83,290.70          2
    211 MT.VERNON AVENUE               8.375            821.04         70
                                       8.125            821.04      120,000.00
    LAUREL SPRINGS   NJ   08021          5            05/07/98         00
    03478624                             05           07/01/98          0
    03478624                             N            06/01/13
    0


    2654257          G75/G75             F           61,600.00         ZZ
                                         180         60,687.23          1
    5 SPOFFORD RD. #2                  8.125            593.14         80
                                       7.875            593.14       77,000.00
    ALLSTON          MA   02134          1            04/30/98         00
    03510232                             01           06/01/98          0
    03510232                             N            05/01/13
    0


    2654258          G75/G75             F          232,000.00         ZZ
                                         180        230,594.28          1
    2255 GLENVIEW DR.                  7.500          2,150.67         80
                                       7.250          2,150.67      290,000.00
    WORCESTER TOWNS  PA   19446          1            06/09/98         00
    03495151                             05           08/01/98          0
    03495151                             O            07/01/13
    0


    2656449          387/387             F           64,000.00         ZZ
                                         180         63,447.55          1
    1209 CREEKWOOD COURT               8.125            616.24         80
                                       7.875            616.24       80,000.00
    ALLEN            TX   75002          1            05/26/98         00
    0001403195                           05           07/01/98          0
    0001403195                           N            06/01/13
    0


    2656451          387/387             F          119,000.00         ZZ
                                         180        117,938.44          1
    3173 PATTON DRIVE                  7.750          1,120.12         70
                                       7.500          1,120.12      170,000.00
    DES PLAINES      IL   60018          5            06/01/98         00
    0001427178                           05           07/01/98          0
1


    0001427178                           O            06/01/13
    0


    2656452          387/387             F           35,000.00         ZZ
                                         180         34,691.17          1
    2340 BEAVER RUIN ROAD #67          7.875            331.96         52
                                       7.625            331.96       68,000.00
    NORCROSS         GA   30071          2            05/21/98         00
    0001432053                           01           07/01/98          0
    0001432053                           N            06/01/13
    0


    2656453          387/387             F           89,000.00         ZZ
                                         180         88,197.34          1
    3754 WALDAN DRIVE                  7.625            831.38         79
                                       7.375            831.38      114,000.00
    AUSTELL          GA   30106          2            05/28/98         00
    0001438613                           05           07/01/98          0
    0001438613                           N            06/01/13
    0


    2656454          387/387             F          143,000.00         ZZ
                                         180        141,682.02          1
    421 WILLOW AVENUE                  7.375          1,315.49         59
                                       7.125          1,315.49      243,000.00
    DEERFIELD        IL   60015          1            05/29/98         00
    0001439314                           05           07/01/98          0
    0001439314                           O            06/01/13
    0


    2656455          387/387             F           62,000.00         ZZ
                                         180         61,458.91          2
    26-28 FOREST PLACE                 8.000            592.50         65
                                       7.750            592.50       96,000.00
    LAWRENCEVILLE    GA   30243          2            06/02/98         00
    0001439678                           03           07/01/98          0
    0001439678                           N            06/01/13
    0


    2656456          387/387             F           32,000.00         ZZ
                                         180         31,708.27          1
    4100 DOGWOOD LANE                  7.500            296.64         43
                                       7.250            296.64       75,000.00
    FT WORTH         TX   76137          2            06/04/98         00
    0001440775                           05           07/01/98          0
    0001440775                           N            06/01/13
    0


1


    2656457          387/387             F           51,000.00         ZZ
                                         180         50,535.02          1
    2403 NORTH CARRIER PARKWAY         7.500            472.78         57
                                       7.250            472.78       90,000.00
    GRAND PRAIRIE    TX   75050          2            06/04/98         00
    0001440783                           03           07/01/98          0
    0001440783                           N            06/01/13
    0


    2656458          387/387             F           43,100.00         ZZ
                                         180         42,707.06          1
    2310 WILDBRIAR DRIVE               7.500            399.54         69
                                       7.250            399.54       63,000.00
    ARLINGTON        TX   76014          2            06/04/98         00
    0001440791                           05           07/01/98          0
    0001440791                           N            06/01/13
    0


    2656459          387/387             F           66,000.00         ZZ
                                         180         65,604.44          1
    1806 MEADOW STREET                 7.625            616.53         58
                                       7.375            616.53      114,000.00
    LONGMONT         CO   80501          5            06/09/98         00
    0001449941                           05           08/01/98          0
    0001449941                           N            07/01/13
    0


    2656460          387/387             F           61,600.00         ZZ
                                         180         61,238.82          1
    975 MURRIETA BOULEVARD #13         7.875            584.25         80
                                       7.625            584.25       77,000.00
    LIVERMORE        CA   94550          2            06/08/98         00
    0001450055                           01           08/01/98          0
    0001450055                           O            07/01/13
    0


    2656461          387/387             F           71,850.00         ZZ
                                         180         70,973.90          1
    67 NORTH WALDEN ELMS CIRCLE        7.500            666.06         79
                                       7.250            666.06       90,990.00
    THE WOODLANDS    TX   77382          1            06/10/98         00
    0001454875                           03           08/01/98          0
    0001454875                           N            07/01/13
    0


    2656824          286/286             F           97,300.00         ZZ
                                         180         96,460.07          1
    1309 HIGHLAND TRL                  8.125            936.89         70
                                       7.875            936.89      139,000.00
1


    CARY             NC   27511          2            05/18/98         00
    0008576431                           05           07/01/98          0
    0008576431                           N            06/01/13
    0


    2656825          286/286             F           88,000.00         ZZ
                                         180         87,256.92          4
    58 ORANGE ST                       8.375            860.14         80
                                       8.125            860.14      110,000.00
    MANCHESTER       NH   03103          1            05/11/98         00
    0008635067                           05           07/01/98          0
    0008635067                           N            06/01/13
    0


    2656826          286/286             F           71,900.00         ZZ
                                         180         71,258.59          1
    UNIT 18 ROSEBROOK TOWNHOUSE        7.750            676.78         79
                                       7.500            676.78       91,900.00
    CARROLL          NH   03595          1            05/21/98         00
    0008635146                           01           07/01/98          0
    0008635146                           O            06/01/13
    0


    2656827          286/286             F           48,750.00         T
                                         180         48,149.04          1
    E TWITCHELL POND RD                7.375            448.47         75
                                       7.125            448.47       65,000.00
    GREENWOOD        ME   04255          1            04/15/98         00
    0008636807                           05           06/01/98          0
    0008636807                           O            05/01/13
    0


    2656828          286/286             F          200,000.00         ZZ
                                         180        198,116.35          1
    151 RTE 6A                         7.125          1,811.67         72
                                       6.875          1,811.67      278,000.00
    W BARNSTABLE     MA   02668          1            05/20/98         00
    0008636920                           05           07/01/98          0
    0008636920                           O            06/01/13
    0


    2656829          286/286             F           45,000.00         ZZ
                                         180         44,463.00          2
    121 GOVERNOR ST                    7.750            423.58         90
                                       7.500            423.58       50,000.00
    PATERSON         NJ   07504          1            04/15/98         11
    0008644026                           05           06/01/98         25
    0008644026                           N            05/01/13
    0
1




    2656830          286/286             F          262,500.00         ZZ
                                         180        259,333.46          1
    4801 SUNSET AVE                    7.625          2,452.10         75
                                       7.375          2,452.10      350,000.00
    PANAMA CITY      FL   32404          2            04/17/98         00
    0008646025                           05           06/01/98          0
    0008646025                           O            05/01/13
    0


    2656831          286/286             F           41,500.00         ZZ
                                         120         40,392.13          1
    803 W 8TH CIR                      7.500            492.62         30
                                       7.250            492.62      139,000.00
    LYNN HAVEN       FL   32444          2            05/27/98         00
    0008646101                           05           07/01/98          0
    0008646101                           O            06/01/08
    0


    2656832          286/286             F           64,000.00         ZZ
                                         180         63,416.50          1
    3922 NAPOLI RD                     7.500            593.29         70
                                       7.250            593.29       92,000.00
    PANAMA CITY      FL   32405          2            05/28/98         00
    0008646125                           05           07/01/98          0
    0008646125                           O            06/01/13
    0


    2656833          286/286             F          141,000.00         ZZ
                                         180        139,243.11          1
    880 MARA DR                        7.250          1,287.14         54
                                       7.000          1,287.14      265,000.00
    BLUE BELL        PA   19422          2            04/29/98         00
    0008646802                           05           06/01/98          0
    0008646802                           O            05/01/13
    0


    2656834          286/286             F          300,000.00         ZZ
                                         180        295,383.90          1
    10724 OLD PRESCOTT RD              7.500          2,781.04         79
                                       7.250          2,781.04      383,000.00
    RICHMOND         VA   23233          2            04/29/98         00
    0008648176                           05           06/01/98          0
    0008648176                           O            05/01/13
    0


    2656835          286/286             F           43,200.00         ZZ
                                         180         42,695.59          2
1


    RT 100B                            8.000            412.85         90
                                       7.750            412.85       48,000.00
    MORETOWN         VT   05660          1            04/10/98         11
    0008651034                           05           06/01/98         25
    0008651034                           N            05/01/13
    0


    2656836          286/286             F           51,000.00         ZZ
                                         180         50,554.88          2
    3301-3303 TABOR AVE                8.000            487.39         64
                                       7.750            487.39       80,000.00
    NORTH LAS VEGAS  NV   89030          2            05/08/98         00
    0008651597                           05           07/01/98          0
    0008651597                           N            06/01/13
    0


    2656837          286/286             F           54,600.00         ZZ
                                         180         53,962.50          1
    3411 TABOR AVE                     8.000            521.79         66
                                       7.750            521.79       83,000.00
    NORTH LAS VEGAS  NV   89030          2            04/06/98         00
    0008651598                           05           06/01/98          0
    0008651598                           N            05/01/13
    0


    2656838          286/286             F           82,400.00         T
                                         180         81,427.36          1
    3522 S CHESIN DR                   7.875            781.53         80
                                       7.625            781.53      103,000.00
    TUCSON           AZ   85730          1            04/29/98         00
    0008679914                           05           06/01/98          0
    0008679914                           O            05/01/13
    0


    2656841          286/286             F           40,500.00         ZZ
                                         180         40,169.19          2
    451 SALEM AVE                      8.750            404.78         90
                                       8.500            404.78       45,000.00
    YORK             PA   17404          1            05/08/98         10
    0008722107                           05           07/01/98         25
    0008722107                           N            06/01/13
    0


    2656843          286/286             F          100,000.00         ZZ
                                         180         99,029.76          1
    35 HOANJOVA LE                     7.125            905.84         33
                                       6.875            905.84      305,000.00
    PLEASANTVILLE    NY   10750          2            05/13/98         00
    0008735406                           05           07/01/98          0
1


    0008735406                           O            06/01/13
    0


    2656844          286/286             F           76,500.00         ZZ
                                         180         75,787.23          1
    HC 61 BOX 961                      7.250            698.35         85
                                       7.000            698.35       90,000.00
    TOPPING          VA   23169          2            05/19/98         11
    0008742710                           05           07/01/98         19
    0008742710                           O            06/01/13
    0


    2656845          286/286             F          161,000.00         ZZ
                                         180        159,078.82          1
    618 VALLEY RD                      7.750          1,515.46         36
                                       7.500          1,515.46      450,000.00
    BRIELLE          NJ   08730          2            04/29/98         00
    0008745026                           05           06/01/98          0
    0008745026                           O            05/01/13
    0


    2656846          286/286             F           43,200.00         ZZ
                                         180         42,831.15          1
    151 HANDY ST                       8.250            419.11         90
                                       8.000            419.11       48,000.00
    NEW BRUNSWICK    NJ   08901          1            05/08/98         11
    0008745098                           05           07/01/98         33
    0008745098                           N            06/01/13
    0


    2656848          286/286             F           52,200.00         ZZ
                                         180         51,773.63          2
    178 REDMOND ST                     8.750            521.72         90
                                       8.500            521.72       58,000.00
    NEW BRUNSWICK    NJ   08901          1            05/08/98         11
    0008745100                           05           07/01/98         25
    0008745100                           N            06/01/13
    0


    2656849          286/286             F           52,200.00         ZZ
                                         180         51,773.63          2
    18 WELTON ST                       8.750            521.72         90
                                       8.500            521.72       58,000.00
    NEW BRUNSWICK    NJ   08903          1            05/08/98         11
    0008745125                           05           07/01/98         25
    0008745125                           N            06/01/13
    0


1


    2656850          286/286             F          115,100.00         ZZ
                                         120        112,182.75          1
    752 MARLEY RD                      7.875          1,388.89         65
                                       7.625          1,388.89      178,000.00
    ELKTON           MD   21921          2            04/09/98         00
    0008753540                           05           06/01/98          0
    0008753540                           O            05/01/08
    0


    2656851          286/286             F           82,500.00         ZZ
                                         180         81,493.96          1
    17 LENAPE DR                       7.500            764.79         71
                                       7.250            764.79      117,000.00
    SELLERSVILLE     PA   18960          2            04/15/98         00
    0008753922                           05           06/01/98          0
    0008753922                           O            05/01/13
    0


    2656852          286/286             F          110,000.00         ZZ
                                         180        108,701.60          1
    97 MAIN ST                         7.875          1,043.30         80
                                       7.625          1,043.30      137,500.00
    MONROE           CT   06468          1            04/24/98         00
    0008761020                           05           06/01/98          0
    0008761020                           O            05/01/13
    0


    2656853          286/286             F           51,000.00         ZZ
                                         180         50,524.81          1
    129 S ALMAR DR                     7.250            465.57         41
                                       7.000            465.57      125,000.00
    WILTON MANORS    FL   33334          2            05/19/98         00
    0008763200                           05           07/01/98          0
    0008763200                           O            06/01/13
    0


    2656854          286/286             F          108,000.00         ZZ
                                         180        106,819.53          3
    822 NE 17TH TER                    8.750          1,079.41         90
                                       8.500          1,079.41      120,000.00
    FORT LAUDERDALE  FL   33304          1            05/04/98         11
    0008764014                           05           06/01/98         20
    0008764014                           N            05/01/13
    0


    2656855          286/286             F          114,300.00         ZZ
                                         180        112,938.46          2
    377-79 SW 35 AVE                   8.250          1,108.88         90
                                       8.000          1,108.88      127,000.00
1


    DEERFIELD BEACH  FL   33442          1            04/13/98         12
    0008764052                           05           06/01/98         25
    0008764052                           N            05/01/13
    0


    2656856          286/286             F           66,750.00         ZZ
                                         180         66,134.78          2
    136-138 METHUEN ST                 7.375            614.05         75
                                       7.125            614.05       89,000.00
    SPRINGFIELD      MA   01119          1            05/14/98         00
    0008771699                           05           07/01/98          0
    0008771699                           N            06/01/13
    0


    2656857          286/286             F           98,000.00         ZZ
                                         180         97,144.70          2
    7315-7 NW LIBERTY ST               8.000            936.54         70
                                       7.750            936.54      142,000.00
    KANSAS CITY      MO   64118          2            05/08/98         00
    0008970740                           05           07/01/98          0
    0008970740                           N            06/01/13
    0


    2656858          286/286             F          100,000.00         ZZ
                                         180         99,127.23          2
    7335-7 NW LIBERTY ST               8.000            955.66         71
                                       7.750            955.66      142,000.00
    KANSAS CITY      MO   64118          2            05/08/98         00
    0008970741                           05           07/01/98          0
    0008970741                           N            06/01/13
    0


    2656859          286/286             F           67,200.00         ZZ
                                         180         66,613.51          3
    212 W 6TH ST                       8.000            642.20         80
                                       7.750            642.20       84,000.00
    LAWSON           MO   64062          2            05/19/98         00
    0008970971                           05           07/01/98          0
    0008970971                           N            06/01/13
    0


    2656860          286/286             F           54,900.00         ZZ
                                         180         54,436.43          1
    570 E HILLCREST RD                 8.375            536.61         90
                                       8.125            536.61       61,000.00
    YORK             PA   17403          1            05/15/98         10
    0008974134                           05           07/01/98         25
    0008974134                           N            06/01/13
    0
1




    2656861          286/286             F           85,800.00         ZZ
                                         180         84,819.90          1
    4114 DAVIS PL NW                   8.250            832.39         65
                                       8.000            832.39      132,000.00
    WASHINGTON       DC   20007          1            05/01/98         00
    0008977325                           01           06/01/98          0
    0008977325                           O            05/01/13
    0


    2656862          286/286             F           56,800.00         ZZ
                                         180         56,114.81          1
    1425 AMHERST DR                    7.625            530.59         80
                                       7.375            530.59       71,000.00
    PLANO            TX   75075          1            04/17/98         00
    0008978657                           05           06/01/98          0
    0008978657                           N            05/01/13
    0


    2656863          286/286             F           41,000.00         ZZ
                                         180         40,522.64          1
    701 DENMARK DR                     8.125            394.79         90
                                       7.875            394.79       46,000.00
    MESQUITE         TX   75149          1            04/29/98         11
    0008978685                           07           06/01/98         25
    0008978685                           N            05/01/13
    0


    2656866          286/286             F          108,000.00         ZZ
                                         180        106,967.03          1
    9 HARDING PL                       8.125          1,039.92         80
                                       7.875          1,039.92      135,000.00
    DANBURY          CT   06810          5            05/28/98         00
    0009034482                           05           07/01/98          0
    0009034482                           O            06/01/13
    0


    2656867          286/286             F          120,000.00         ZZ
                                         180        118,583.20          1
    15 INDIAN RUN                      7.875          1,138.14         36
                                       7.625          1,138.14      340,000.00
    MILLINGTON       NJ   07946          2            04/21/98         00
    0009211079                           05           06/01/98          0
    0009211079                           O            05/01/13
    0


    2656868          286/286             F          167,500.00         ZZ
                                         180        165,989.39          1
1


    39 SOUTH RIDGEDALE AVE             7.625          1,564.67         75
                                       7.375          1,564.67      225,000.00
    EAST HANOVER     NJ   07936          2            05/13/98         00
    0009212911                           05           07/01/98          0
    0009212911                           O            06/01/13
    0


    2664134          354/354             F          333,000.00         ZZ
                                         180        327,119.70          1
    106 OCEAN CREST WAY                6.750          2,946.75         67
                                       6.500          2,946.75      504,000.00
    KITTY HAWK       NC   27949          2            04/13/98         00
    0026115360                           05           06/01/98          0
    0026115360                           N            05/01/13
    0


    2664135          354/354             F          331,200.00         ZZ
                                         180        327,028.55          1
    818 35TH AVENUE                    7.125          3,000.12         70
                                       6.875          3,000.12      475,000.00
    SAN FRANCISCO    CA   94121          2            04/23/98         00
    0026130096                           05           06/01/98          0
    0026130096                           N            05/01/13
    0


    2666006          286/286             F           45,000.00         ZZ
                                         180         44,733.23          2
    203 HARRISON ST                    7.750            423.58         90
                                       7.500            423.58       50,000.00
    PATERSON         NJ   07504          1            06/04/98         11
    0008644103                           05           08/01/98         25
    0008644103                           N            07/01/13
    0


    2666007          286/286             F          446,500.00         ZZ
                                         180        436,570.40          1
    54 CAPILANO DR                     7.125          4,044.54         45
                                       6.875          4,044.54    1,000,000.00
    NOVATO           CA   94949          2            01/30/98         00
    0008656039                           05           03/01/98          0
    0008656039                           O            02/01/13
    0


    2666008          286/286             F           82,000.00         ZZ
                                         180         81,231.25          1
    2330 FREEDMONT ST SE               7.875            777.73         69
                                       7.625            777.73      120,000.00
    PARIS            OH   44669          2            05/22/98         00
    0008713909                           05           07/01/98          0
1


    0008713909                           O            06/01/13
    0


    2666009          286/286             F          386,000.00         ZZ
                                         180        384,884.51          1
    1341 PARK AVE                      8.000          3,688.82         60
                                       7.750          3,688.82      645,000.00
    RIVER FOREST     IL   60305          2            07/06/98         00
    0008717687                           05           09/01/98          0
    0008717687                           O            08/01/13
    0


    2666010          286/286             F           45,000.00         ZZ
                                         180         44,715.21          1
    31 EASTMORELAND DR                 7.000            404.48         63
                                       6.750            404.48       71,500.00
    HAMPTON          VA   23669          2            06/29/98         00
    0008742745                           05           08/01/98          0
    0008742745                           N            07/01/13
    0


    2666011          286/286             F           43,200.00         ZZ
                                         180         42,831.15          1
    73 HASSART ST                      8.250            419.11         90
                                       8.000            419.11       48,000.00
    NEW BRUNSWICK    NJ   08901          1            05/13/98         11
    0008745099                           05           07/01/98         20
    0008745099                           N            06/01/13
    0


    2666013          286/286             F           32,000.00         ZZ
                                         180         31,818.48          1
    4443 HARDWOOD STREET               8.250            310.45         80
                                       8.000            310.45       40,000.00
    LADSON           SC   29456          1            06/19/98         00
    0008757900                           05           08/01/98          0
    0008757900                           N            07/01/13
    0


    2666014          286/286             F           79,500.00         ZZ
                                         180         78,571.81          1
    14357 SW 97TH LN                   8.000            759.75         80
                                       7.750            759.75      100,000.00
    MIAMI            FL   33186          2            04/10/98         00
    0008763557                           03           06/01/98          0
    0008763557                           O            05/01/13
    0


1


    2666015          286/286             F           70,000.00         ZZ
                                         180         69,594.07          2
    1565-7 ROSA ST                     8.000            668.96         85
                                       7.750            668.96       83,068.00
    COCOA            FL   32926          2            06/10/98         12
    0008764095                           05           08/01/98         25
    0008764095                           N            07/01/13
    0


    2666016          286/286             F           58,000.00         ZZ
                                         180         57,830.52          1
    2011 CORAL AVE                     7.875            550.11         80
                                       7.625            550.11       73,000.00
    CHESAPEAKE       VA   23324          2            07/10/98         00
    0008768766                           05           09/01/98          0
    0008768766                           O            08/01/13
    0


    2666017          286/286             F           43,650.00         ZZ
                                         180         43,413.18          2
    15 CEDAR ST                        8.750            436.26         90
                                       8.500            436.26       48,500.00
    SPRINGFIELD      MA   01105          1            06/08/98         11
    0008771728                           05           08/01/98         25
    0008771728                           N            07/01/13
    0


    2666018          286/286             F           51,100.00         ZZ
                                         180         50,816.50          2
    253-255 OAKLAND ST                 8.500            503.21         70
                                       8.250            503.21       73,000.00
    SPRINGFIELD      MA   01108          2            06/26/98         00
    0008771810                           05           08/01/98          0
    0008771810                           N            07/01/13
    0


    2666019          286/286             F          121,000.00         ZZ
                                         180        119,884.79          1
    9426 LA GLORIA DR                  7.375          1,113.11         55
                                       7.125          1,113.11      224,000.00
    RANCHO CUCAMONG  CA   91701          2            05/28/98         00
    0008774712                           05           07/01/98          0
    0008774712                           O            06/01/13
    0


    2666020          286/286             F           45,000.00         ZZ
                                         180         44,744.74          1
    524 E WALNUT AVE                   8.250            436.57         75
                                       8.000            436.57       60,000.00
1


    LINDENWOLD       NJ   08021          1            06/29/98         00
    0008969543                           05           08/01/98          0
    0008969543                           O            07/01/13
    0


    2666021          286/286             F          101,000.00         ZZ
                                         180        100,708.12          1
    2316 DONNA MARIE DR                8.000            965.21         70
                                       7.750            965.21      146,000.00
    WARRENTON        MO   63383          2            07/09/98         00
    0008970539                           05           09/01/98          0
    0008970539                           O            08/01/13
    0


    2666022          286/286             F          100,000.00         ZZ
                                         180         99,127.23          2
    7323-5 NW LIBERTY ST               8.000            955.66         70
                                       7.750            955.66      144,000.00
    KANSAS CITY      MO   64118          2            05/08/98         00
    0008970739                           05           07/01/98          0
    0008970739                           N            06/01/13
    0


    2666024          286/286             F           84,500.00         ZZ
                                         180         84,241.98          1
    108 WALNUT DR                      7.375            777.34         85
                                       7.125            777.34       99,500.00
    COLUMBIA         TN   38401          2            07/13/98         11
    0008998801                           05           09/01/98         22
    0008998801                           O            08/01/13
    0


    2666025          286/286             F           32,900.00         ZZ
                                         180         32,711.30          1
    2432 NORTH APPERSON WAY            8.125            316.79         70
                                       7.875            316.79       47,000.00
    KOKOMO           IN   46901          2            06/04/98         00
    0009000575                           05           08/01/98          0
    0009000575                           N            07/01/13
    0


    2666026          286/286             F           77,000.00         ZZ
                                         180         76,548.53          2
    929-931 N 13TH ST                  7.875            730.31         67
                                       7.625            730.31      115,000.00
    BLUE SPRINGS     MO   64015          2            06/04/98         00
    0009000766                           05           08/01/98          0
    0009000766                           N            07/01/13
    0
1




    2666027          286/286             F           31,500.00         ZZ
                                         180         31,319.33          1
    1329 N JAY ST                      8.125            303.31         70
                                       7.875            303.31       45,000.00
    KOKOMO           IN   46901          2            06/04/98         00
    0009000823                           05           08/01/98          0
    0009000823                           N            07/01/13
    0


    2666029          286/286             F           75,000.00         ZZ
                                         180         74,455.56          1
    97 HEWLETT ST                      7.500            695.26         41
                                       7.250            695.26      186,000.00
    ROSLINDALE       MA   02131          2            07/16/98         00
    0009001190                           05           09/01/98          0
    0009001190                           N            08/01/13
    0


    2666030          286/286             F           40,500.00         ZZ
                                         180         40,265.14          1
    3332 HILLCREST AVE                 8.000            387.04         90
                                       7.750            387.04       45,000.00
    BIRMINGHAM       AL   35224          1            06/30/98         10
    0009001660                           05           08/01/98         25
    0009001660                           N            07/01/13
    0


    2666031          286/286             F          112,410.00         ZZ
                                         180        111,793.29          1
    34 ORCHARD RD                      8.625          1,115.20         90
                                       8.375          1,115.20      124,900.00
    MILFORD          CT   06460          1            07/01/98         11
    0009013964                           05           08/01/98         25
    0009013964                           N            07/01/13
    0


    2666032          286/286             F           68,400.00         ZZ
                                         180         68,003.34          1
    4709 POTTERS RD                    8.000            653.67         90
                                       7.750            653.67       76,000.00
    MATTHEWS         NC   28105          1            06/18/98         10
    0009025881                           05           08/01/98         20
    0009025881                           N            07/01/13
    0


    2666033          286/286             F           74,700.00         ZZ
                                         180         74,266.80          1
1


    4701 POTTERS RD                    8.000            713.88         90
                                       7.750            713.88       83,000.00
    MATTHEWS         NC   28105          1            06/18/98         10
    0009025884                           05           08/01/98         20
    0009025884                           N            07/01/13
    0


    2666034          286/286             F          112,000.00         ZZ
                                         180        111,336.07          1
    5207 59TH AVE                      7.750          1,054.23         92
                                       7.500          1,054.23      122,000.00
    RIVERDALE        MD   20737          2            07/01/98         04
    0009034739                           05           08/01/98         30
    0009034739                           O            07/01/13
    0


    2666036          286/286             F           30,500.00         ZZ
                                         120         30,337.88          1
    318 W 26TH ST                      8.500            378.16         68
                                       8.250            378.16       45,000.00
    NORFOLK          VA   23517          2            07/07/98         00
    0009035219                           05           09/01/98          0
    0009035219                           O            08/01/08
    0


    2666037          286/286             F           65,750.00         ZZ
                                         180         65,176.02          1
    200 WOODCROFT PKWY #58-C           8.000            628.35         78
                                       7.750            628.35       85,000.00
    DURHAM           NC   27713          2            05/19/98         00
    0009193276                           03           07/01/98          0
    0009193276                           N            06/01/13
    0


    2666038          286/286             F           52,000.00         ZZ
                                         180         51,832.34          1
    2944 FAIRFIELD RD                  6.750            460.16         56
                                       6.500            460.16       93,000.00
    GETTYSBURG       PA   17325          2            07/07/98         00
    0009194861                           05           09/01/98          0
    0009194861                           O            08/01/13
    0


    2666039          286/286             F          164,000.00         ZZ
                                         180        162,471.33          1
    12712 SERPENTINE WAY               7.250          1,497.10         80
                                       7.000          1,497.10      205,000.00
    SILVER SPRING    MD   20904          1            05/28/98         00
    0009218914                           03           07/01/98          0
1


    0009218914                           O            06/01/13
    0


    2675142          354/354             F          400,000.00         ZZ
                                         180        397,628.81          1
    23  MEETING STREET                 7.750          3,765.11         34
                                       7.500          3,765.11    1,180,000.00
    CHARLESTON       SC   29401          1            06/12/98         00
    0026551689                           05           08/01/98          0
    0026551689                           O            07/01/13
    0


    2675149          354/354             F          254,400.00         ZZ
                                         180        253,656.64          1
    7413  PARK SPRINGS CI UNIT 1       7.875          2,412.86         73
                                       7.625          2,412.86      350,000.00
    ORLANDO          FL   32835          2            07/16/98         00
    0026630673                           03           09/01/98          0
    0026630673                           O            08/01/13
    0


    2675151          354/354             F          250,000.00         T
                                         180        249,261.39          1
    625 ALTARA AVENUE                  7.750          2,353.19         72
                                       7.500          2,353.19      352,000.00
    CORAL GABLE      FL   33146          1            07/28/98         00
    0026648410                           05           09/01/98          0
    0026648410                           O            08/01/13
    0

   TOTAL NUMBER OF LOANS   :      1,411

   TOTAL ORIGINAL BALANCE  :   158,616,100.00

   TOTAL PRINCIPAL BALANCE :   156,999,275.27

   TOTAL ORIGINAL P+I      :     1,494,646.24

   TOTAL CURRENT P+I       :     1,494,646.24


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 10/02/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 10.30.49           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : MULTIPLE POOLS                                 CUTOFF : 09/01/98
  POOL       : 0004322  0004327
             :
             :
  POOL STATUS:

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------

      1417655                              .2500
       48,350.09                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1552743                              .2500
       85,660.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.5000                        2.1700

      1553728                              .2500
       34,268.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1554866                              .2500
       48,358.87                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1555421                              .2500
       56,416.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1576723                              .2500
       58,515.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1583778                              .2500
      249,585.29                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            6.5000                        2.6700

      1586597                              .2500
       79,753.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1603358                              .2500
      182,917.64                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1607695                              .2500
      102,218.02                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1612261                              .2500
       60,929.11                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1631425                              .2500
       82,293.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1633911                              .2500
      154,036.39                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1635822                              .2500
      153,780.94                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200
1



      1640742                              .2500
      191,098.27                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1643519                              .2500
       69,325.06                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1649034                              .2500
      164,718.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1663474                              .2500
       29,797.07                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1671619                              .2500
      151,589.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671848                              .2500
      149,221.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1672134                              .2500
      287,103.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1672613                              .2500
       86,203.28                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1679673                              .2500
       60,747.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1679681                              .2500
       60,306.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1680596                              .2500
       58,549.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680932                              .2500
      421,914.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681259                              .2500
       38,954.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1683027                              .2500
      155,115.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1685111                              .2500
      213,018.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1685393                              .2500
       73,467.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      1686330                              .2500
      150,402.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1686473                              .2500
      154,004.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1686865                              .2500
      128,297.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1687398                              .2500
      147,297.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1688039                              .2500
       80,320.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1688041                              .2500
      134,067.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1688297                              .2500
      152,728.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1691242                              .2500
      102,999.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1693277                              .2500
      150,257.83                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1693517                              .2500
       63,569.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1694280                              .2500
      252,154.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1695005                              .2500
       81,684.92                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1695893                              .2500
       80,296.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1696886                              .2500
       61,010.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1698579                              .2500
      145,719.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1698745                              .2500
       92,377.22                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1698824                              .2500
      187,537.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1698905                              .2500
      138,737.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1698976                              .2500
      139,170.70                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1698978                              .2500
      302,617.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1698986                              .2500
      208,658.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1699552                              .2500
       58,930.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1699763                              .2500
      114,523.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1700532                              .2500
       72,339.38                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1701358                              .2500
       66,788.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1701531                              .2500
      101,598.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1701951                              .2500
       92,499.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1701988                              .2500
       54,180.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1702014                              .2500
       80,365.66                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1702517                              .2500
       48,712.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1702695                              .2500
      133,802.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1703578                              .2500
       70,688.90                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1704595                              .2500
       60,953.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1705365                              .2500
       46,751.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1705529                              .2500
      188,193.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1705650                              .2500
      153,603.02                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1706174                              .2500
      117,907.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1707089                              .2500
      128,587.77                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1707271                              .2500
      173,599.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1707292                              .2500
       80,502.32                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      1707303                              .2500
      151,316.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1707963                              .2500
      178,394.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1707964                              .2500
       42,624.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1707990                              .2500
       80,289.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1708149                              .2500
      149,594.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1708440                              .2500
      276,581.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1708563                              .2500
       58,451.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1708564                              .2500
      164,129.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1708642                              .2500
       75,367.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1708805                              .2500
      153,308.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1709497                              .2500
      130,390.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1709686                              .2500
      292,688.95                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1710912                              .2500
      164,421.79                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1711153                              .2500
      294,237.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1711432                              .2500
       88,937.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1711463                              .2500
      102,375.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1711695                              .2500
       54,341.69                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1711771                              .2500
      124,602.94                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1712127                              .2500
      294,767.73                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1712911                              .2500
       80,655.99                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1713028                              .2500
      162,831.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1713616                              .2500
       80,319.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1713632                              .2500
      123,337.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1714494                              .2500
       31,220.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      1714544                              .2500
       80,805.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1715334                              .2500
      295,907.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1715608                              .2500
       68,192.98                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1715967                              .2500
      151,276.51                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1716058                              .2500
       80,522.72                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1716529                              .2500
      150,711.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1716826                              .2500
       38,465.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1716837                              .2500
       30,531.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1717117                              .2500
       38,274.26                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1717238                              .2500
       82,723.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1717306                              .2500
      117,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1717598                              .2500
       80,308.47                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1717604                              .2500
      185,632.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1717846                              .2500
      190,249.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1718580                              .2500
       64,037.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1719154                              .2500
       33,845.26                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200
1



      1720001                              .2500
      178,704.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1721001                              .2500
       31,024.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1721848                              .2500
      247,444.22                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1721983                              .2500
       67,282.75                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1722016                              .2500
       85,440.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1722521                              .2500
       41,103.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1722693                              .2500
      153,135.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1724332                              .2500
      108,688.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1724919                              .2500
      129,278.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1725107                              .2500
       68,836.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1725294                              .2500
       89,534.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1726583                              .2500
       57,427.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1727982                              .2500
      187,710.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1728103                              .2500
      178,006.61                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1728122                              .2500
       61,755.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1728194                              .2500
      190,429.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1728633                              .2500
      129,447.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1728636                              .2500
       78,656.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1728699                              .2500
       33,916.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1728731                              .2500
       42,125.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1729783                              .2500
       54,280.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1729799                              .2500
       55,532.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1729957                              .2500
       29,551.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1730169                              .2500
       49,811.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1730390                              .2500
       55,516.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1730974                              .2500
       55,912.87                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1731525                              .2500
       65,893.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1731690                              .2500
      154,546.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1732104                              .2500
      118,997.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1732154                              .2500
       97,140.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1732318                              .2500
       30,918.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1732650                              .2500
      457,255.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1732691                              .2500
       45,841.01                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1732730                              .2500
      166,039.76                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1733120                              .2500
      187,732.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1733211                              .2500
      120,430.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1733257                              .2500
      222,921.28                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1733268                              .2500
       79,270.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1733277                              .2500
      492,521.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1733386                              .2500
       68,326.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1733406                              .2500
      128,579.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1733431                              .2500
      188,171.60                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1733626                              .2500
       61,254.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1733629                              .2500
       40,835.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1733630                              .2500
       48,728.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1733863                              .2500
      141,681.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1733870                              .2500
       98,806.71                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1734314                              .2500
      111,306.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1734445                              .2500
       93,938.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1734470                              .2500
       72,973.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1734531                              .2500
       38,838.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1734644                              .2500
      196,918.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1735007                              .2500
      110,845.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1735311                              .2500
       31,683.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1735351                              .2500
       33,405.15                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1735360                              .2500
       84,225.05                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1735401                              .2500
       31,148.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1735576                              .2500
       40,272.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1735643                              .2500
       34,803.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1735936                              .2500
      189,604.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1736048                              .2500
      160,350.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1736226                              .2500
       47,470.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1736384                              .2500
       64,572.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1736479                              .2500
       91,454.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1736598                              .2500
       86,815.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1737592                              .2500
       66,267.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1738062                              .2500
      106,632.16                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1738339                              .2500
      133,201.05                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1738697                              .2500
      149,556.84                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1739098                              .2500
       71,730.30                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1739264                              .2500
       97,502.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1739347                              .2500
       51,026.81                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1739355                              .2500
       92,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1739370                              .2500
      225,167.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1739429                              .2500
       33,518.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1739524                              .2500
      136,491.64                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1739556                              .2500
      124,092.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1739766                              .2500
      222,699.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1739933                              .2500
      178,539.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1740120                              .2500
       54,297.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1740956                              .2500
       38,899.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1741090                              .2500
      107,529.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1741185                              .2500
       74,775.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1741478                              .2500
      117,397.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1741688                              .2500
       72,048.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1741713                              .2500
       67,223.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1741740                              .2500
       50,674.43                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741804                              .2500
       54,666.74                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1741860                              .2500
       79,561.09                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1741877                              .2500
       64,294.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1741878                              .2500
       43,841.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1741879                              .2500
      118,223.37                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1741880                              .2500
      127,436.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1741881                              .2500
      125,203.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741883                              .2500
      122,624.37                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1741884                              .2500
      112,046.76                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1741885                              .2500
       61,866.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741887                              .2500
       48,822.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741888                              .2500
      169,448.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1741889                              .2500
      114,689.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1741891                              .2500
      127,734.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741892                              .2500
       69,044.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741893                              .2500
      116,054.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1741894                              .2500
      127,169.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1741896                              .2500
       49,137.30                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1741898                              .2500
      177,732.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1741899                              .2500
       92,638.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1741902                              .2500
       98,519.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1741903                              .2500
       49,079.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741906                              .2500
       75,019.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1741908                              .2500
       88,367.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741909                              .2500
      162,985.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1741910                              .2500
       78,276.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741911                              .2500
       90,753.95                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1741914                              .2500
      132,567.90                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741915                              .2500
      111,299.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741919                              .2500
      143,879.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1741920                              .2500
       59,072.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1741922                              .2500
       29,634.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741924                              .2500
       62,692.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1741926                              .2500
       34,591.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1741927                              .2500
       91,411.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741928                              .2500
       32,399.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1741929                              .2500
       61,472.15                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1741930                              .2500
       95,941.01                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1741931                              .2500
      137,141.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1741932                              .2500
       81,730.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741935                              .2500
      195,957.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1741936                              .2500
      182,768.33                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1741937                              .2500
      182,457.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741938                              .2500
       42,901.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1741939                              .2500
       69,146.40                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1741940                              .2500
       73,572.92                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1741991                              .2500
       34,350.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1742228                              .2500
       80,114.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1742357                              .2500
      194,811.77                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1742507                              .2500
       48,440.28                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1742524                              .2500
       30,585.03                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1742712                              .2500
      103,410.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1742795                              .2500
      116,092.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1742832                              .2500
      127,785.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1743151                              .2500
      178,358.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1743751                              .2500
       62,598.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1743830                              .2500
      119,272.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1743989                              .2500
       48,712.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1744064                              .2500
      244,909.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1744160                              .2500
      107,498.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1744162                              .2500
       34,014.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1744266                              .2500
      102,142.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1744319                              .2500
       49,703.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1744790                              .2500
      228,177.44                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1744867                              .2500
       58,549.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1745081                              .2500
       70,122.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1745504                              .2500
      158,027.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1745663                              .2500
      123,278.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1746042                              .2500
       76,667.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1746047                              .2500
       40,759.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1746130                              .2500
       44,833.03                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1746133                              .2500
       78,113.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1746134                              .2500
      110,507.41                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1746137                              .2500
       65,715.95                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1746138                              .2500
       57,555.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1746139                              .2500
      156,733.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1746140                              .2500
       63,194.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1746141                              .2500
      117,952.04                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1746142                              .2500
      134,478.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1746144                              .2500
       29,776.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1746145                              .2500
       43,442.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1746153                              .2500
       97,399.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1746155                              .2500
      125,901.84                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1746156                              .2500
       42,834.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1746157                              .2500
      133,548.77                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1746539                              .2500
       58,669.01                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1746588                              .2500
       68,192.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1746618                              .2500
       43,022.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1746630                              .2500
      111,172.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1746657                              .2500
       83,767.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1747309                              .2500
       34,106.30                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1747310                              .2500
      103,097.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1747388                              .2500
       59,487.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1747452                              .2500
      151,560.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1747704                              .2500
       70,026.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1747862                              .2500
       46,055.91                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1748437                              .2500
      151,540.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1748636                              .2500
       67,729.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1748642                              .2500
      137,044.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1748663                              .2500
       49,534.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1748778                              .2500
       33,055.54                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1748782                              .2500
       32,588.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1748784                              .2500
       62,248.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1748787                              .2500
       67,228.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1748789                              .2500
      143,100.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1748790                              .2500
       33,782.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1748791                              .2500
       79,554.57                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1748792                              .2500
       41,498.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1748796                              .2500
       42,817.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1748797                              .2500
       67,280.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1748798                              .2500
       69,361.80                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1748799                              .2500
       51,922.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1748801                              .2500
      148,602.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1748802                              .2500
       59,446.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1748803                              .2500
      119,231.51                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1748804                              .2500
       55,500.43                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1748805                              .2500
       31,215.35                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1749167                              .2500
      211,099.89                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1749254                              .2500
      120,731.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1749309                              .2500
       99,707.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1749329                              .2500
       42,624.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1749344                              .2500
       87,206.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1749798                              .2500
      152,818.40                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1749888                              .2500
      165,451.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1749913                              .2500
       65,732.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1749928                              .2500
      142,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1749951                              .2500
      114,310.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1749986                              .2500
       46,181.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1750004                              .2500
       40,615.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200
1



      1750010                              .2500
       45,372.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1750044                              .2500
      108,941.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1750056                              .2500
       83,298.52                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1750202                              .2500
       99,155.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1750251                              .2500
       47,709.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1750275                              .2500
       68,210.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1750347                              .2500
      137,559.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1750369                              .2500
       80,277.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      1750394                              .2500
       79,324.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1750619                              .2500
      194,289.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1750829                              .2500
       68,893.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1750874                              .2500
      138,723.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1750877                              .2500
       54,493.08                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1750965                              .2500
       80,308.47                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1751020                              .2500
      167,509.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1751071                              .2500
       41,514.95                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1751199                              .2500
       54,168.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1751208                              .2500
       51,330.11                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1751224                              .2500
       57,307.90                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1751226                              .2500
      152,997.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1751231                              .2500
       45,057.97                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1751281                              .2500
      108,336.07                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1751284                              .2500
       63,008.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1751294                              .2500
      118,552.43                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1751302                              .2500
       63,783.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1751306                              .2500
       57,695.53                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1751323                              .2500
       74,504.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1751329                              .2500
       60,856.95                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1751334                              .2500
      202,923.51                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1751340                              .2500
       79,003.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1751346                              .2500
      148,377.23                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1751381                              .2500
       53,520.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1751522                              .2500
       73,691.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1751527                              .2500
       84,711.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1751583                              .2500
       59,482.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1751586                              .2500
       60,208.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1751598                              .2500
      174,342.42                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1751665                              .2500
       45,850.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1751722                              .2500
      266,405.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1751728                              .2500
      240,784.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1751751                              .2500
       50,104.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1751803                              .2500
       46,801.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1751868                              .2500
      111,654.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1751921                              .2500
       52,263.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1751922                              .2500
       53,006.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1751966                              .2500
      250,742.84                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1752000                              .2500
      120,899.74                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1752144                              .2500
       33,552.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1752210                              .2500
      172,606.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1752364                              .2500
       33,448.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1752368                              .2500
       44,598.58                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1752369                              .2500
       44,598.58                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1752370                              .2500
       33,448.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1752397                              .2500
       91,058.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1752403                              .2500
       45,115.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1752463                              .2500
       86,413.59                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1752481                              .2500
       62,326.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1752519                              .2500
       49,299.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1752532                              .2500
       57,679.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1752542                              .2500
       99,164.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1752546                              .2500
       84,266.27                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1752554                              .2500
       96,162.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1752559                              .2500
      113,015.92                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1752581                              .2500
       50,084.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1752596                              .2500
       42,159.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1752627                              .2500
      217,860.11                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1752667                              .2500
       84,282.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1752668                              .2500
       69,347.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1752669                              .2500
       84,282.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1752680                              .2500
      112,427.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1752825                              .2500
      108,553.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1752840                              .2500
      101,807.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1752857                              .2500
       99,910.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1753001                              .2500
      101,573.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1753030                              .2500
      126,858.17                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1753040                              .2500
       50,717.78                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1753041                              .2500
       38,171.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1753042                              .2500
       58,957.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1753052                              .2500
      147,368.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1753080                              .2500
       52,268.77                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1753130                              .2500
      109,050.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1753706                              .2500
       44,615.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1753733                              .2500
       65,805.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1753750                              .2500
      126,200.63                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1753794                              .2500
       64,736.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1753800                              .2500
       45,467.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1753803                              .2500
       61,096.87                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1753808                              .2500
      134,575.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1753811                              .2500
      163,425.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1753819                              .2500
      176,265.61                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1754006                              .2500
       97,984.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1754010                              .2500
       97,984.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1754135                              .2500
      125,260.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1754215                              .2500
       90,172.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1754277                              .2500
       51,580.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1754281                              .2500
       69,361.80                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1754304                              .2500
      465,971.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1754668                              .2500
       42,250.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1754730                              .2500
       70,692.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1754784                              .2500
       67,617.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1754900                              .2500
       68,654.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1754952                              .2500
       77,319.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1755079                              .2500
      290,832.22                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1755421                              .2500
       59,251.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1755655                              .2500
       74,311.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1755707                              .2500
       73,274.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1755746                              .2500
      172,278.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1755807                              .2500
       84,003.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1755818                              .2500
       14,869.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1756054                              .2500
       46,400.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1756111                              .2500
      103,346.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1756158                              .2500
       66,395.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1756160                              .2500
       42,999.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1756163                              .2500
      198,761.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1756170                              .2500
      196,194.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1756285                              .2500
       68,789.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1756326                              .2500
      133,769.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1756373                              .2500
      164,512.51                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1756474                              .2500
       60,356.72                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1756508                              .2500
      111,474.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1756521                              .2500
       45,098.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1756552                              .2500
       29,723.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1756656                              .2500
       99,111.80                           .0800
            7.8000                         .0000
            7.5500                         .0000
            7.4700                         .0000
            6.5000                         .9700

      1756657                              .2500
      531,081.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1756659                              .2500
       63,111.60                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1756660                              .2500
       32,704.32                           .0800
            7.7000                         .0000
            7.4500                         .0000
            7.3700                         .0000
            6.5000                         .8700

      1756723                              .2500
       83,778.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1756797                              .2500
      147,562.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1756798                              .2500
       44,283.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1756830                              .2500
       41,759.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1756862                              .2500
      186,810.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1756954                              .2500
       49,144.69                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1756962                              .2500
       56,881.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1756996                              .2500
      138,974.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1756998                              .2500
      223,581.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1757002                              .2500
      109,303.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1757005                              .2500
      422,989.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1757012                              .2500
       74,579.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1757013                              .2500
       53,529.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1757047                              .2500
       88,937.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1757373                              .2500
      121,156.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1757600                              .2500
      221,467.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1757609                              .2500
       89,460.61                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1757613                              .2500
      114,172.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1757633                              .2500
      111,298.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1757654                              .2500
       64,623.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1757680                              .2500
       67,673.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1757743                              .2500
       31,552.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1757781                              .2500
       83,734.46                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1757841                              .2500
      178,267.84                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1757969                              .2500
      153,632.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1757974                              .2500
      184,376.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1757984                              .2500
       53,909.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1758069                              .2500
       76,143.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1758117                              .2500
      329,070.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1758146                              .2500
       51,504.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1758154                              .2500
       54,326.95                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1758216                              .2500
       88,506.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1758237                              .2500
      105,385.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1758266                              .2500
       84,282.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      1758343                              .2500
      133,917.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1758354                              .2500
      109,393.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1758384                              .2500
       58,957.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1758402                              .2500
       47,562.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1758413                              .2500
       64,257.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1758423                              .2500
       31,782.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1758442                              .2500
      108,027.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1758516                              .2500
      111,774.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1758607                              .2500
       57,989.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1758615                              .2500
      138,948.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1758636                              .2500
       63,644.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1758677                              .2500
       53,925.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1758683                              .2500
       33,100.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1758714                              .2500
      101,004.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1758722                              .2500
      107,870.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1758766                              .2500
      179,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1758782                              .2500
      177,247.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1758784                              .2500
      111,875.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1759029                              .2500
       43,598.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1759063                              .2500
      158,006.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1759193                              .2500
       67,845.42                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1759219                              .2500
      112,919.15                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1759254                              .2500
      367,901.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1759335                              .2500
       60,827.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1759419                              .2500
       76,568.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1759443                              .2500
      113,242.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1759525                              .2500
       81,690.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1759573                              .2500
      295,866.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1759607                              .2500
       64,803.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1759673                              .2500
       72,183.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1759842                              .2500
       75,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1759855                              .2500
      427,268.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1759920                              .2500
      111,474.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1759999                              .2500
      131,208.89                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1760022                              .2500
       58,539.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1760060                              .2500
      109,039.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1760114                              .2500
      105,116.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1760116                              .2500
      106,869.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1760132                              .2500
       44,193.27                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1760137                              .2500
       99,439.03                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      1760148                              .2500
       53,371.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1760201                              .2500
       58,504.93                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1760211                              .2500
      103,615.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1760283                              .2500
       46,429.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1760369                              .2500
      120,068.06                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1760421                              .2500
       86,478.59                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1760426                              .2500
      347,902.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1760449                              .2500
      119,288.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1760456                              .2500
       91,659.87                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1760470                              .2500
       67,587.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1760536                              .2500
      111,450.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1760607                              .2500
      151,098.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1760611                              .2500
      286,273.93                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1760660                              .2500
       79,536.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1760728                              .2500
       64,645.78                           .0800
            8.7000                         .0000
            8.4500                         .0000
            8.3700                         .0000
            6.5000                        1.8700

      1760767                              .2500
      134,675.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1760769                              .2500
       58,633.74                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1760779                              .2500
       52,699.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1760835                              .2500
       56,680.25                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1760884                              .2500
       95,907.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1761041                              .2500
      123,166.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1761085                              .2500
      138,285.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1761202                              .2500
       29,172.70                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.5000                        2.1700

      1761224                              .2500
      253,421.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1761235                              .2500
       78,656.28                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1761264                              .2500
       52,188.46                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1761279                              .2500
      286,633.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1761299                              .2500
       55,689.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1761304                              .2500
       58,462.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1761306                              .2500
       64,639.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1761477                              .2500
      118,941.16                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1761556                              .2500
      104,689.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1761580                              .2500
       57,691.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1761598                              .2500
      113,570.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1761610                              .2500
      199,362.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1761628                              .2500
      141,185.59                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1761669                              .2500
       56,123.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1761678                              .2500
      260,395.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1761687                              .2500
       77,904.20                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1761709                              .2500
      210,672.85                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1761800                              .2500
      116,489.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1761839                              .2500
      149,516.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1761843                              .2500
      207,371.81                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1761857                              .2500
       73,362.50                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1761892                              .2500
       44,715.61                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1761905                              .2500
       57,674.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1761907                              .2500
      205,290.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1761925                              .2500
       87,489.68                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1761997                              .2500
       98,648.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1762114                              .2500
      169,641.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1762142                              .2500
       92,152.08                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1762172                              .2500
       29,818.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1762192                              .2500
      136,400.27                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1762337                              .2500
      148,254.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1762416                              .2500
       57,810.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1762477                              .2500
      111,619.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1762479                              .2500
       14,321.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1762483                              .2500
       59,823.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1762503                              .2500
      123,264.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1762524                              .2500
      260,977.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1762587                              .2500
      211,058.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1762596                              .2500
      257,629.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1762597                              .2500
      115,312.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1762599                              .2500
      138,487.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1762615                              .2500
      475,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1762621                              .2500
       99,432.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1762636                              .2500
       49,710.04                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1762658                              .2500
       80,122.20                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1762674                              .2500
      147,103.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1762675                              .2500
       49,591.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1762679                              .2500
       52,557.37                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1762681                              .2500
      151,027.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1762692                              .2500
      127,799.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1762712                              .2500
      138,607.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1762742                              .2500
       56,381.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1762829                              .2500
       31,723.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1762867                              .2500
       59,640.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1762898                              .2500
      118,302.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1762930                              .2500
       34,797.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1762943                              .2500
       90,890.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1762993                              .2500
       55,571.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1763084                              .2500
      117,589.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1763152                              .2500
      125,269.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763163                              .2500
       40,144.34                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763170                              .2500
      103,973.11                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1763173                              .2500
      163,048.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763232                              .2500
       52,096.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763239                              .2500
       61,615.54                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1763253                              .2500
      228,685.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1763262                              .2500
       64,033.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1763365                              .2500
       41,196.30                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1763418                              .2500
       84,507.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763505                              .2500
       79,426.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1763539                              .2500
      101,867.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1763556                              .2500
       56,971.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1763580                              .2500
      140,055.55                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1763737                              .2500
       46,221.32                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1763740                              .2500
      139,151.72                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1763768                              .2500
       66,006.38                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1763788                              .2500
       90,466.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1763800                              .2500
      144,159.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763879                              .2500
      134,664.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763897                              .2500
       57,471.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1763963                              .2500
      266,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1763985                              .2500
       78,835.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1763987                              .2500
       43,159.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1764019                              .2500
      133,170.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1764036                              .2500
       49,283.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1764039                              .2500
       94,494.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1764086                              .2500
      227,809.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1764111                              .2500
       64,618.88                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1764120                              .2500
      104,277.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1764127                              .2500
      234,057.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1764133                              .2500
      118,409.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1764231                              .2500
      191,531.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1764321                              .2500
       68,343.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1764341                              .2500
       57,656.18                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1764534                              .2500
       67,803.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1764538                              .2500
       49,697.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1764540                              .2500
       49,697.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1764543                              .2500
       49,697.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1764560                              .2500
       81,126.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1764646                              .2500
      134,182.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1764648                              .2500
      118,941.16                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1764731                              .2500
       49,219.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1764750                              .2500
       93,331.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1764804                              .2500
       72,373.14                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1764892                              .2500
       66,010.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1764905                              .2500
       70,782.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1764955                              .2500
      128,801.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1765120                              .2500
      346,739.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1765156                              .2500
      115,337.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1765179                              .2500
      117,922.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1765243                              .2500
       59,173.16                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1765312                              .2500
       61,573.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1765457                              .2500
       64,588.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1765522                              .2500
      107,404.72                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1765523                              .2500
       68,123.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1765571                              .2500
      448,655.80                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1765614                              .2500
       50,210.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1765622                              .2500
       54,684.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1765636                              .2500
       50,210.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1765638                              .2500
      100,803.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1765765                              .2500
      347,785.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1765781                              .2500
       59,636.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1765858                              .2500
       15,217.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1765861                              .2500
       62,749.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1765903                              .2500
       31,411.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1765987                              .2500
       37,837.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1765988                              .2500
       52,905.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1765989                              .2500
       63,403.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1765990                              .2500
      103,889.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1765992                              .2500
       50,287.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1765993                              .2500
       67,161.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1765994                              .2500
       81,755.97                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1765996                              .2500
      151,757.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1766006                              .2500
       49,710.04                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1766036                              .2500
       65,633.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1766117                              .2500
       53,833.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1766306                              .2500
      198,827.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1766375                              .2500
       97,406.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1766670                              .2500
       70,013.78                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1766751                              .2500
      106,600.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1767646                              .2500
      117,643.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1768554                              .2500
       62,477.42                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1768556                              .2500
       75,534.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1768592                              .2500
       49,855.50                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1768618                              .2500
       44,615.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1768627                              .2500
       85,877.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1768630                              .2500
       58,053.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1768723                              .2500
       65,613.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1768870                              .2500
      149,091.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1768930                              .2500
       80,750.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1768972                              .2500
       64,309.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1769212                              .2500
       53,390.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1769258                              .2500
       75,539.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1769294                              .2500
       57,247.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1769305                              .2500
      115,795.62                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1769312                              .2500
      115,626.01                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1769354                              .2500
      633,679.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1769358                              .2500
       91,460.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1769405                              .2500
      111,283.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1769803                              .2500
       31,761.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1770069                              .2500
      474,109.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1770082                              .2500
       14,634.18                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1770096                              .2500
      397,385.39                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1770101                              .2500
      223,575.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1770106                              .2500
      100,658.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1770157                              .2500
       85,745.92                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1770210                              .2500
      135,759.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1770215                              .2500
       96,896.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1770364                              .2500
      118,279.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1770498                              .2500
      487,520.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1770508                              .2500
      107,100.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1770610                              .2500
       44,733.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1770632                              .2500
       42,512.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1770642                              .2500
       61,867.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1770652                              .2500
       99,711.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1770654                              .2500
       57,643.22                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1770656                              .2500
       86,986.96                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1770699                              .2500
      109,276.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1770728                              .2500
       66,114.36                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1770753                              .2500
       62,386.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1770852                              .2500
      138,979.16                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1770872                              .2500
      101,744.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1771009                              .2500
       99,293.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1771804                              .2500
       45,718.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1771810                              .2500
       59,308.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1771922                              .2500
       82,325.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1772139                              .2500
      138,584.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1772247                              .2500
       83,491.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1772252                              .2500
      164,805.74                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1772349                              .2500
      183,891.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1772395                              .2500
      115,289.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1772529                              .2500
      174,910.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1772534                              .2500
       29,336.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      1772541                              .2500
       48,709.52                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1772548                              .2500
       40,270.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1772550                              .2500
      119,240.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1772568                              .2500
      118,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1772683                              .2500
       45,639.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1772718                              .2500
       79,635.50                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1772742                              .2500
       66,623.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1772745                              .2500
      149,071.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1772747                              .2500
       34,089.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1772754                              .2500
      131,592.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1772842                              .2500
      130,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1772905                              .2500
      810,177.88                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1772913                              .2500
       64,209.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1772931                              .2500
       63,802.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1773041                              .2500
       59,032.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1773054                              .2500
       73,381.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1773056                              .2500
       57,453.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1773110                              .2500
       66,799.86                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1773155                              .2500
       89,454.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1773186                              .2500
       70,393.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1773196                              .2500
       48,016.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1773276                              .2500
       78,470.04                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1773295                              .2500
      106,951.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1773348                              .2500
       56,669.44                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1773353                              .2500
       84,282.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1773366                              .2500
       31,321.31                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1773369                              .2500
       40,270.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1773373                              .2500
      131,182.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1773436                              .2500
       94,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1773528                              .2500
      127,613.42                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1773543                              .2500
      226,842.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1773575                              .2500
       91,846.22                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1773580                              .2500
       64,879.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1773608                              .2500
       68,608.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1773689                              .2500
       57,659.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1773745                              .2500
       75,554.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1773752                              .2500
       76,533.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1773759                              .2500
       80,310.41                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1773800                              .2500
       76,970.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1773847                              .2500
      118,513.04                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      1773907                              .2500
       83,250.57                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1773951                              .2500
      128,497.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1774020                              .2500
      140,543.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1774133                              .2500
      157,558.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1774137                              .2500
       81,251.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1774208                              .2500
      443,973.46                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1774224                              .2500
       79,547.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1774251                              .2500
      118,469.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1774276                              .2500
      397,731.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1774289                              .2500
      151,251.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1774484                              .2500
      115,630.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1774539                              .2500
       93,469.95                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1774639                              .2500
       62,601.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1774660                              .2500
       82,712.18                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1774669                              .2500
       83,777.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1774694                              .2500
       60,405.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1774761                              .2500
      138,162.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1774984                              .2500
      131,615.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1774985                              .2500
       77,288.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1774987                              .2500
       74,166.12                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1774988                              .2500
       89,205.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1774989                              .2500
      111,528.86                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1774990                              .2500
      109,601.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1774991                              .2500
       61,133.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1774992                              .2500
       79,195.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1774993                              .2500
       79,470.61                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1774995                              .2500
      570,748.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1774996                              .2500
      268,843.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1774999                              .2500
       98,303.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775001                              .2500
       48,582.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775002                              .2500
      110,760.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1775003                              .2500
      100,917.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1775004                              .2500
       48,129.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1775005                              .2500
      640,481.89                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775006                              .2500
       47,571.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775009                              .2500
       81,140.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775010                              .2500
       59,636.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775011                              .2500
      557,427.09                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775013                              .2500
      447,383.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775014                              .2500
       63,447.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1775015                              .2500
       58,676.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1775016                              .2500
       74,358.65                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775017                              .2500
      198,052.47                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775018                              .2500
       49,695.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775020                              .2500
       86,984.15                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775021                              .2500
       49,053.57                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775022                              .2500
       73,508.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775023                              .2500
      438,285.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1775024                              .2500
      122,597.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775026                              .2500
       75,989.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775027                              .2500
       59,458.89                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775029                              .2500
       43,402.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1775030                              .2500
       52,678.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775031                              .2500
       49,852.72                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775032                              .2500
       56,612.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775033                              .2500
       55,098.56                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1775034                              .2500
      167,516.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775035                              .2500
      470,871.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775036                              .2500
       53,885.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1775037                              .2500
       59,487.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1775038                              .2500
       54,723.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1775039                              .2500
       79,546.21                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1775042                              .2500
       78,255.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1775043                              .2500
       84,298.57                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1775044                              .2500
      107,565.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775045                              .2500
       87,464.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775047                              .2500
       71,580.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775048                              .2500
      297,698.85                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775049                              .2500
       64,513.43                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775050                              .2500
       45,722.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775051                              .2500
       55,463.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775052                              .2500
      106,967.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1775053                              .2500
      144,945.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775054                              .2500
      128,490.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1775055                              .2500
       45,954.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1775057                              .2500
      128,702.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775059                              .2500
       48,577.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1775060                              .2500
      173,910.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775061                              .2500
       45,466.68                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775062                              .2500
       66,910.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1775063                              .2500
       46,972.95                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775064                              .2500
      172,740.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775065                              .2500
      100,326.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775066                              .2500
      103,787.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775067                              .2500
       64,511.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775068                              .2500
      111,847.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775070                              .2500
      173,939.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775072                              .2500
      134,924.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1775073                              .2500
      346,808.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775074                              .2500
       62,719.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775075                              .2500
       55,156.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775076                              .2500
       67,081.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775077                              .2500
      229,600.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775078                              .2500
       57,392.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775079                              .2500
      633,932.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775080                              .2500
       48,448.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1775082                              .2500
      189,890.79                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775084                              .2500
       82,490.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775085                              .2500
       84,479.32                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1775086                              .2500
       93,984.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775088                              .2500
       41,608.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775089                              .2500
      124,242.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775090                              .2500
      112,315.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775092                              .2500
       71,582.47                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1775093                              .2500
       71,582.47                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775094                              .2500
      119,113.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1775095                              .2500
       50,559.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1775096                              .2500
       83,557.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775097                              .2500
       41,920.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775098                              .2500
       68,093.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775099                              .2500
       71,364.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775100                              .2500
       69,326.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1775101                              .2500
      226,687.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775102                              .2500
      139,170.09                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775104                              .2500
      112,399.37                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775105                              .2500
      160,013.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1775106                              .2500
      461,095.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1775107                              .2500
       67,211.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1775108                              .2500
       46,522.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775110                              .2500
       47,616.03                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1775112                              .2500
       68,012.01                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1775113                              .2500
      126,213.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775114                              .2500
       79,515.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775115                              .2500
       45,064.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1775116                              .2500
       44,607.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775117                              .2500
      447,213.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1775229                              .2500
      160,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775335                              .2500
      124,225.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1775337                              .2500
       30,066.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775338                              .2500
      103,976.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775354                              .2500
      149,110.82                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775367                              .2500
      138,215.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1775372                              .2500
       59,652.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775387                              .2500
      216,182.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1775394                              .2500
       82,563.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1775407                              .2500
      330,642.80                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1775487                              .2500
      286,311.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775534                              .2500
      170,980.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1775613                              .2500
       61,222.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1775687                              .2500
      100,850.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1775745                              .2500
       54,279.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1775747                              .2500
       30,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1775999                              .2500
      249,253.22                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1776002                              .2500
       63,616.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1776013                              .2500
       50,606.56                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1776061                              .2500
       44,744.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1776199                              .2500
       95,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1776272                              .2500
      124,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1776286                              .2500
      175,513.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1776315                              .2500
      106,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1776484                              .2500
       69,795.46                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1776501                              .2500
      113,659.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1776558                              .2500
       41,186.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1776572                              .2500
       60,645.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1776578                              .2500
       61,477.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1776650                              .2500
       34,183.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1776716                              .2500
       38,028.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1776723                              .2500
       41,264.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1776762                              .2500
      150,064.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1776775                              .2500
       89,214.52                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1776780                              .2500
       80,887.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1776795                              .2500
      156,155.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1776801                              .2500
       47,429.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1776809                              .2500
       32,808.62                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1776811                              .2500
       64,432.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1776844                              .2500
      171,491.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1776991                              .2500
       40,389.30                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1777039                              .2500
       38,030.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1777060                              .2500
       47,332.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1777130                              .2500
      239,259.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1777160                              .2500
       81,763.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1777183                              .2500
      123,621.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1777205                              .2500
      108,948.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1777234                              .2500
       73,294.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1777278                              .2500
       90,310.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1777298                              .2500
       49,534.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1777309                              .2500
       47,552.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1777312                              .2500
      102,718.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1777326                              .2500
       43,868.56                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1777334                              .2500
       56,665.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1777336                              .2500
       49,645.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1777337                              .2500
       99,538.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1777339                              .2500
       47,858.18                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1777355                              .2500
       90,466.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1777365                              .2500
       77,767.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1777366                              .2500
       33,207.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1777413                              .2500
       64,606.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1777421                              .2500
      143,593.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1777458                              .2500
       42,025.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1777476                              .2500
       68,609.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1777478                              .2500
      148,572.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1777485                              .2500
      147,209.35                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1777576                              .2500
       93,719.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1777734                              .2500
      142,548.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1777744                              .2500
       40,565.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1777761                              .2500
       67,111.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1777805                              .2500
       38,136.99                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1777811                              .2500
       42,156.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1777869                              .2500
       62,726.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1777902                              .2500
      117,236.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1777907                              .2500
       93,265.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      1777911                              .2500
       61,820.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1778002                              .2500
       63,993.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1778179                              .2500
       53,847.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1778208                              .2500
      247,267.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1778343                              .2500
       69,589.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1778548                              .2500
       46,832.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1778564                              .2500
       33,797.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1778587                              .2500
       45,761.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1778624                              .2500
       29,170.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      1778660                              .2500
      347,992.63                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1778661                              .2500
       58,921.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1778757                              .2500
       66,905.41                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1778826                              .2500
       43,396.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1778839                              .2500
      109,333.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1778989                              .2500
      120,887.70                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1779017                              .2500
       70,597.28                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1779137                              .2500
      265,142.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1779238                              .2500
       64,803.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1779319                              .2500
      139,191.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1779333                              .2500
       94,896.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1779334                              .2500
       78,758.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1779345                              .2500
      122,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1779352                              .2500
      387,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1779556                              .2500
      212,454.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1779665                              .2500
       77,250.13                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1779673                              .2500
       30,311.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1779676                              .2500
      144,121.42                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1779690                              .2500
       42,681.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1779740                              .2500
       71,805.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      1779743                              .2500
       61,000.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1779751                              .2500
       70,649.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1779820                              .2500
      223,345.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1780072                              .2500
       48,056.02                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1780086                              .2500
       85,749.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1780090                              .2500
       64,117.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1780110                              .2500
       74,555.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1780133                              .2500
      136,069.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1780148                              .2500
       49,254.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1780178                              .2500
      129,000.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1780211                              .2500
      120,348.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1780224                              .2500
       46,864.17                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1780229                              .2500
       43,080.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1780284                              .2500
      104,490.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1780442                              .2500
       43,830.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1780492                              .2500
      139,590.92                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1780664                              .2500
      120,634.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1780668                              .2500
       38,947.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1780675                              .2500
      119,181.56                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1780791                              .2500
       64,792.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1780792                              .2500
      107,673.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1780808                              .2500
       69,396.62                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1780831                              .2500
      299,011.67                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1780851                              .2500
      133,109.91                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1780959                              .2500
      121,032.95                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1780976                              .2500
      127,039.92                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1780989                              .2500
      151,844.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1781004                              .2500
      118,435.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1781038                              .2500
       85,599.14                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1781045                              .2500
      448,564.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1781078                              .2500
       64,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1781201                              .2500
      108,566.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1781212                              .2500
      143,386.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1781247                              .2500
      150,613.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1781264                              .2500
       69,150.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1781593                              .2500
      420,042.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1781632                              .2500
       73,793.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1781633                              .2500
       45,117.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1781656                              .2500
       45,372.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1781676                              .2500
      119,904.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1781677                              .2500
       89,199.98                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1781685                              .2500
       30,467.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200
1



      1781689                              .2500
       74,775.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1781694                              .2500
      139,581.80                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1781708                              .2500
       29,612.25                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1781712                              .2500
       74,583.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1781866                              .2500
       62,811.80                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1781966                              .2500
      151,132.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1782012                              .2500
      149,143.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1782014                              .2500
       89,754.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      1782018                              .2500
      293,082.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1782019                              .2500
       59,652.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1782025                              .2500
      221,065.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1782043                              .2500
      239,275.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1782045                              .2500
      105,672.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1782063                              .2500
       71,789.62                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1782122                              .2500
       74,792.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1782145                              .2500
       92,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1782197                              .2500
       47,411.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1782239                              .2500
       53,049.64                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1782299                              .2500
       48,709.52                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1782359                              .2500
      186,435.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1782545                              .2500
       43,742.02                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1782663                              .2500
      258,442.62                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1782712                              .2500
      144,096.11                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1782768                              .2500
      119,051.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1782781                              .2500
       75,789.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1782944                              .2500
      155,932.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1783041                              .2500
      319,085.45                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1783352                              .2500
      130,617.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1783442                              .2500
       45,872.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1783445                              .2500
       48,864.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1783458                              .2500
      378,877.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1783478                              .2500
      218,523.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1783558                              .2500
      104,693.18                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1783831                              .2500
       54,922.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1783835                              .2500
       51,048.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1783839                              .2500
      123,384.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1783869                              .2500
      110,461.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1783872                              .2500
      151,042.46                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1783895                              .2500
       61,303.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1783947                              .2500
      348,965.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1784072                              .2500
      226,329.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1784219                              .2500
       47,864.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1784224                              .2500
       51,050.39                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1784232                              .2500
       44,761.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1784233                              .2500
      106,943.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1784262                              .2500
       99,697.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1784359                              .2500
      234,250.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1784461                              .2500
      141,067.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1784485                              .2500
       53,242.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1784497                              .2500
       53,843.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1784500                              .2500
      153,898.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1784589                              .2500
       89,745.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1784640                              .2500
      117,446.25                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1784656                              .2500
      135,615.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1784690                              .2500
       53,097.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1784768                              .2500
      164,485.06                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1784929                              .2500
       42,278.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1785072                              .2500
      111,412.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1785086                              .2500
       34,211.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1785097                              .2500
      113,528.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1785098                              .2500
      110,237.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1785099                              .2500
      110,237.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1785101                              .2500
      113,528.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1785158                              .2500
       76,125.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1785171                              .2500
      553,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1785246                              .2500
       78,370.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1785269                              .2500
      120,646.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1785307                              .2500
       48,605.97                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1785760                              .2500
      226,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1785879                              .2500
       92,719.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1785994                              .2500
       31,899.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1786313                              .2500
       46,727.44                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1786330                              .2500
      294,128.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1786515                              .2500
      132,312.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1786575                              .2500
       86,748.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1786687                              .2500
      105,028.32                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1787089                              .2500
       48,292.43                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1787236                              .2500
       75,376.64                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1787447                              .2500
       58,323.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1787456                              .2500
       34,897.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1787458                              .2500
      106,071.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1787459                              .2500
       71,084.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1787494                              .2500
       44,270.27                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1787727                              .2500
       55,652.54                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.5000                        2.1700

      1787737                              .2500
       74,075.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1788009                              .2500
      149,531.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1788056                              .2500
      463,900.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1788134                              .2500
       69,788.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1788286                              .2500
       70,797.08                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1788297                              .2500
       49,405.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1788336                              .2500
       61,025.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1788361                              .2500
      190,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1788438                              .2500
      162,977.62                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1788550                              .2500
      239,267.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1788588                              .2500
       94,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1788638                              .2500
       84,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1788641                              .2500
      110,871.47                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1788686                              .2500
       61,017.19                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1789180                              .2500
       82,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1789194                              .2500
      118,644.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1789262                              .2500
       79,763.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1789620                              .2500
      124,622.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1789659                              .2500
      272,193.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1789678                              .2500
      110,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1789852                              .2500
       64,203.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1789911                              .2500
      145,668.35                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1789937                              .2500
       94,731.50                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1789957                              .2500
       78,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1790263                              .2500
      120,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1790273                              .2500
       29,617.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1790310                              .2500
      141,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1790317                              .2500
       62,315.35                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1790453                              .2500
      149,546.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1790455                              .2500
       60,024.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1790456                              .2500
       60,024.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1790555                              .2500
      106,600.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1790741                              .2500
      114,859.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1790853                              .2500
       45,773.12                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1790861                              .2500
       53,842.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1790864                              .2500
       61,950.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      1790937                              .2500
       34,750.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1790941                              .2500
       67,694.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1791031                              .2500
      309,463.02                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1791046                              .2500
       97,697.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1791098                              .2500
       97,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1791425                              .2500
       57,529.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1791474                              .2500
      157,032.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1791478                              .2500
      170,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1791489                              .2500
       78,450.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1791665                              .2500
       54,839.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1791691                              .2500
       53,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1791702                              .2500
       65,817.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1791709                              .2500
      135,600.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1791730                              .2500
       76,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1791744                              .2500
      221,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1791761                              .2500
       54,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1791767                              .2500
      101,250.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1791924                              .2500
       51,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1792079                              .2500
       70,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1792080                              .2500
       56,833.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1792217                              .2500
      100,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1792224                              .2500
      140,800.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1792365                              .2500
      175,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1792796                              .2500
      188,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1792815                              .2500
      330,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1792822                              .2500
      121,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1792831                              .2500
      174,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1792878                              .2500
      130,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1792888                              .2500
      399,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1793028                              .2500
       44,868.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1793030                              .2500
      101,610.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1793035                              .2500
       48,609.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1793106                              .2500
       59,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1793197                              .2500
       56,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1793228                              .2500
       79,300.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1793233                              .2500
       56,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1793250                              .2500
       85,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1793441                              .2500
      109,607.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1793472                              .2500
       82,269.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1793513                              .2500
       29,911.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1793524                              .2500
      331,983.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1793545                              .2500
      600,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1793676                              .2500
       40,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1793750                              .2500
      105,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1793776                              .2500
      117,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1793815                              .2500
      100,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1793817                              .2500
      100,400.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1793827                              .2500
       56,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1793869                              .2500
       52,349.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1793875                              .2500
       66,850.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1793887                              .2500
       62,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1793940                              .2500
       68,586.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1793993                              .2500
       88,100.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1794042                              .2500
       45,374.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1794067                              .2500
      199,382.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1794106                              .2500
       94,232.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1794134                              .2500
       55,830.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1794155                              .2500
       74,790.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1794163                              .2500
      125,900.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1794216                              .2500
      155,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1794245                              .2500
      176,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1794250                              .2500
      117,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1794351                              .2500
       33,493.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1794360                              .2500
       60,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1794391                              .2500
      125,450.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1794433                              .2500
       41,385.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1794438                              .2500
      633,700.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1794468                              .2500
       43,300.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1794471                              .2500
      114,142.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1794535                              .2500
      119,633.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1794572                              .2500
      172,408.62                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1794592                              .2500
       95,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1794644                              .2500
      102,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1794645                              .2500
       79,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1794911                              .2500
      100,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1795074                              .2500
      168,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1795100                              .2500
       54,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1795179                              .2500
       95,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1795209                              .2500
      257,392.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1795279                              .2500
      102,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1795333                              .2500
       86,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1795418                              .2500
       40,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            6.5000                        2.2950

      1795434                              .2500
       70,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1795475                              .2500
       77,542.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1795491                              .2500
       38,700.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1795543                              .2500
      205,803.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1795564                              .2500
       29,927.64                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1795623                              .2500
      195,250.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1795731                              .2500
      117,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1795879                              .2500
      160,773.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1795896                              .2500
       38,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1795897                              .2500
       85,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1796034                              .2500
      120,800.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1796081                              .2500
       65,331.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1796149                              .2500
       45,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1796159                              .2500
       50,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1796178                              .2500
      222,294.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1796200                              .2500
      152,506.71                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1796206                              .2500
       95,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1796219                              .2500
       69,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1796264                              .2500
      104,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1796267                              .2500
       55,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1796300                              .2500
      232,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1796376                              .2500
      188,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1796506                              .2500
       43,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1796989                              .2500
       76,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1797256                              .2500
      200,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1797273                              .2500
       51,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1797289                              .2500
       72,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1797291                              .2500
       56,250.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1797342                              .2500
      168,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1797355                              .2500
      610,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1797401                              .2500
      150,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1797497                              .2500
      551,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1797518                              .2500
      162,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1797590                              .2500
      105,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1797786                              .2500
      120,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1797875                              .2500
       65,250.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1797882                              .2500
       54,650.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1797947                              .2500
       31,900.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1798222                              .2500
       80,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1798315                              .2500
      169,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1798329                              .2500
       61,812.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1798340                              .2500
      108,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1798512                              .2500
      119,250.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1798659                              .2500
       78,200.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1798661                              .2500
      548,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1798705                              .2500
      182,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1798750                              .2500
       42,050.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1798977                              .2500
      294,400.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1799001                              .2500
       78,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1799314                              .2500
      260,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1799737                              .2500
       48,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1800191                              .2500
      275,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1800459                              .2500
       75,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1800584                              .2500
       70,700.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1800674                              .2500
       96,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1800724                              .2500
       56,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1800787                              .2500
      188,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1801403                              .2500
      294,250.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2631072                              .2500
       55,980.94                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      2639884                              .2500
       48,899.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2639904                              .2500
       50,433.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      2639905                              .2500
       80,863.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      2639911                              .2500
       62,559.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2642269                              .2500
      151,127.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2654254                              .2500
      148,761.13                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      2654255                              .2500
       52,826.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2654256                              .2500
       83,290.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      2654257                              .2500
       60,687.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      2654258                              .2500
      230,594.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656449                              .2500
       63,447.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      2656451                              .2500
      117,938.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2656452                              .2500
       34,691.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2656453                              .2500
       88,197.34                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2656454                              .2500
      141,682.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2656455                              .2500
       61,458.91                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2656456                              .2500
       31,708.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656457                              .2500
       50,535.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656458                              .2500
       42,707.06                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      2656459                              .2500
       65,604.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2656460                              .2500
       61,238.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2656461                              .2500
       70,973.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656824                              .2500
       96,460.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      2656825                              .2500
       87,256.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      2656826                              .2500
       71,258.59                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2656827                              .2500
       48,149.04                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2656828                              .2500
      198,116.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2656829                              .2500
       44,463.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2656830                              .2500
      259,333.46                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2656831                              .2500
       40,392.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656832                              .2500
       63,416.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656833                              .2500
      139,243.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2656834                              .2500
      295,383.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656835                              .2500
       42,695.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2656836                              .2500
       50,554.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      2656837                              .2500
       53,962.50                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2656838                              .2500
       81,427.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2656841                              .2500
       40,169.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      2656843                              .2500
       99,029.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2656844                              .2500
       75,787.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2656845                              .2500
      159,078.82                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2656846                              .2500
       42,831.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2656848                              .2500
       51,773.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200
1



      2656849                              .2500
       51,773.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      2656850                              .2500
      112,182.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2656851                              .2500
       81,493.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2656852                              .2500
      108,701.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2656853                              .2500
       50,524.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2656854                              .2500
      106,819.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      2656855                              .2500
      112,938.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2656856                              .2500
       66,134.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2656857                              .2500
       97,144.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2656858                              .2500
       99,127.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2656859                              .2500
       66,613.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2656860                              .2500
       54,436.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      2656861                              .2500
       84,819.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2656862                              .2500
       56,114.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2656863                              .2500
       40,522.64                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      2656866                              .2500
      106,967.03                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      2656867                              .2500
      118,583.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2656868                              .2500
      165,989.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2664134                              .2500
      327,119.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2664135                              .2500
      327,028.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2666006                              .2500
       44,733.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2666007                              .2500
      436,570.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2666008                              .2500
       81,231.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2666009                              .2500
      384,884.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      2666010                              .2500
       44,715.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2666011                              .2500
       42,831.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2666013                              .2500
       31,818.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2666014                              .2500
       78,571.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666015                              .2500
       69,594.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666016                              .2500
       57,830.52                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2666017                              .2500
       43,413.18                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      2666018                              .2500
       50,816.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      2666019                              .2500
      119,884.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2666020                              .2500
       44,744.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2666021                              .2500
      100,708.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666022                              .2500
       99,127.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666024                              .2500
       84,241.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2666025                              .2500
       32,711.30                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      2666026                              .2500
       76,548.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2666027                              .2500
       31,319.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      2666029                              .2500
       74,455.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2666030                              .2500
       40,265.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666031                              .2500
      111,793.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      2666032                              .2500
       68,003.34                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666033                              .2500
       74,266.80                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2666034                              .2500
      111,336.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2666036                              .2500
       30,337.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      2666037                              .2500
       65,176.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      2666038                              .2500
       51,832.34                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2666039                              .2500
      162,471.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2675142                              .2500
      397,628.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2675149                              .2500
      253,656.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2675151                              .2500
      249,261.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

  TOTAL NUMBER OF LOANS:     1411
  TOTAL BALANCE........:        156,999,275.27


1

  RUN ON     : 10/02/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 10.30.49            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : MULTIPLE POOLS       FIXED SUMMARY REPORT      CUTOFF : 09/01/98
  POOL       : 0004322  0004327
             :
             :
  POOL STATUS:

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------
  CURR NOTE RATE                        7.6800            6.5000      9.5000
  RFC NET RATE                          7.4300            6.2500      9.2500
  NET MTG RATE(INVSTR RATE)             7.3511            6.2200      9.1700
  POST STRIP RATE                       6.4978            6.2200      6.5000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0789             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .8533             .0000      2.6700







  TOTAL NUMBER OF LOANS:  1411
  TOTAL BALANCE........:     156,999,275.27


                             ***************************
                             *      END OF REPORT      *
                             ***************************





                                    EXHIBIT G

                        FORM OF SELLER/SERVICER CONTRACT

      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

      NOW,  THEREFORE,   in  consideration  of  the  premises,  and  the  terms,
conditions and agreements set forth below, the parties agree as follows:

1. Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2. Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3. Representations and Warranties.

            a.    Reciprocal Representations and Warranties.

      The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

            (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.


            (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.


            (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.


            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

            b. Seller/Servicer's Representations, Warranties and Covenants.

         In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4. Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6. Prior Agreements Superseded.

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7. Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8. Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

      If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

      If to the Seller/Servicer, notice must be sent to:





            Attention:

            Telefacsimile Number:  (___) ___-____

9. Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10. Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.


ATTEST:                                    SELLER/SERVICER

[Corporate Seal]


                            (Name of Seller/Servicer)

By:                                        By:

               (Signature)                                (Signature)


                                           By:

              (Typed Name)                               (Typed Name)


Title:                                     Title:



=====================================================================

ATTEST:                                    RESIDENTIAL FUNDING CORPORATION


By:                                        By:

               (Signature)                                (Signature)


                                           By:

              (Typed Name)                               (Typed Name)


Title:                                     Title:

                                    EXHIBIT H


                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request:  (circle one) Mortgage Loan    Prepaid in Full

                                          Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

TO
CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

     Enclosed Documents:    [ ] Promissory Note
                            [ ] Primary Insurance Policy
                            [ ] Mortgage or Deed of Trust
                            [ ] Assignment(s) of Mortgage or Deed of Trust
                            [ ] Title Insurance Policy
                            [ ] Other:

Name

Title

Date

                                   EXHIBIT I-1


                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                        ) ss.:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

     That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

     That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of
Section 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R
Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, with respect to transfers to electing large partnerships, on such partnership, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     The Owner's Taxpayer Identification Number is ______________.

     This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

     That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

     That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

                                I-1-2

     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.



                                I-1-3

      IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                          [NAME OF OWNER]




                                          By:
                                          [Name of Officer]
                                          [Title of Officer]
[Corporate Seal]

ATTEST:





[Assistant] Secretary


      Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

      Subscribed and sworn before me this ____ day of ________________, 199__.





                                    NOTARY PUBLIC


                                    COUNTY OF
                                    STATE OF
                                    My  Commission   expires  the  ____  day  of
                                    _______________, 19__.

                                   EXHIBIT I-2


                         FORM OF TRANSFEROR CERTIFICATE

                                          __________________, 199_




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention: Residential Funding Corporation Series 1998-QS13


            Re: Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, Class R

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, Class R (the "Certificates"), pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1998 among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

         The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                          Very truly yours,





                                          (Seller)




                                          By:
                                          Name:
                                          Title:


                                I-2-2

                                   EXHIBIT J-1


                     FORM OF INVESTOR REPRESENTATION LETTER

                                          ________________ ____, 199__




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Attention:  Residential Funding Corporation Series 1998-QS13


            RE: Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, [Class B-]

Ladies and Gentlemen:

      _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1998 among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

     The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

     The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

     The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

     The Purchaser has been furnished with, and has had an opportunity to review
(a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

     The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance

                                J-1-2
with the provisions of the Pooling and Servicing Agreement.

     The Purchaser

     is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

     is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                          Very truly yours,


                                          By:
                                          Name:
                                          Title:


                                J-1-3

                                   EXHIBIT J-2


                       FORM OF ERISA REPRESENTATION LETTER

                                          ________________ ____, 199__




Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention: Residential Funding Corporation Series 1998-QS_


            Re: Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS_, Class M-__

Dear Sirs:

      ________________ (the "Purchaser") intends to purchase from___________________ (the "Seller") $________________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS_, Class M-__ (the "Certificates"), issued pursuant to the Pooling and
Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated  as of
September 1, 1998, among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and Bankers Trust Company, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that either:

           The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan)
     acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

           The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                          Very truly yours,


                                          By:
                                          Name:
                                          Title:

                                    EXHIBIT K


                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                          ________________ ____, 199__




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention: Residential Funding Corporation Series 1998-QS13


            Re: Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, [Class B-]

Ladies and Gentlemen:

      In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13, Class _ _ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1998 among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

      Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                          Very truly yours,


                                          (Seller)


                                          By:
                                          Name:
                                          Title:

                                    EXHIBIT L


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


      Description of Rule 144A Securities, including numbers:








      The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1998 among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company, as trustee, as follows:

           (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

           (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

           (c) The Buyer has been furnished with all information regarding the Rule 144A

      Securities that it has requested from the Seller, the Trustee or the Servicer.

           (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

           (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     [3. The Buyer

           (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

           (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

      IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




Print Name of Seller                       Print Name of Buyer
By:                                        By:

   Name:                                      Name:

   Title:                                     Title:
Taxpayer Identification:                   Taxpayer Identification:
No.                                        No.
Date:                                      Date:

                              ANNEX 1 TO EXHIBIT L




            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


             [For Buyers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks
            underwritten  by  insurance   companies  and  which  is  subject  to
            supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

        Will the Buyer be purchasing the Rule 144A Securities only for the
Yes       No     Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                          Print Name of Buyer


                                          By:
                                             Name:
                                             Title:

                                          Date:

                                ANNEX 2 TO EXHIBIT L




            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


              [For Buyers That Are Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

      ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "_Family of Investment Companies_" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                          Print Name of Buyer


                                          By:
                                             Name:
                                             Title:

                                          IF AN ADVISER:


                                          Print Name of Buyer


                                          Date:

                                    EXHIBIT M


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING

                     AGREEMENT PURSUANT TO SECTION 11.01(E)

                             FOR A LIMITED GUARANTY]


ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

     Section 12.01.  Subordinate  Certificate Loss Coverage;  Limited  Guaranty.
(a)Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

     (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

     (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

     (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

     (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

     (f)  The  Company  shall  have  the  option,  in its  sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

     Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this
Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT N


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY

                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 1998-QS13

                                          ________________ ____, 199__




Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention:  Residential Accredit Loans, Inc., Series 1998-QS13

      WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of September 1, 1998 (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and Bankers Trust Company (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13 (the "Certificates"); and

      WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

      WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

      NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (i) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate

Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

          (ii) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

     2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

     3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

Counterparts.   This  Limited   Guaranty  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.



6 N-2

     IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                          GENERAL MOTORS ACCEPTANCE
                                          CORPORATION


                                          By:
                                          Name:
                                          Title:
Acknowledged by:

BANKERS TRUST COMPANY,
 as Trustee

By:
Name:
Title:


RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                    EXHIBIT O


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                          ________________ ____, 199__




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
3 Park Plaza
Irvine, California  92614

Attention:  Residential Funding Corporation Series 1998-QS13


            Re: Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS13 Assignment of Mortgage Loan



Ladies and Gentlemen:

      This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1998 among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

          (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

          (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

          (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

          (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                          Very truly yours,




                                          (Lender)


                                          By:
                                          Name:
                                          Title:

                                    EXHIBIT P


                         SCHEDULE OF DISCOUNT FRACTIONS


Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1698976 139,170.70      6.220   4.3076923077%   5,995.05
1776315 106,000.00      6.220   4.3076923077%   4,566.15
1780831 299,011.67      6.220   4.3076923077%   12,880.50
1738062 106,632.16      6.345   2.3846153846%   2,542.77
1744790 228,177.44      6.345   2.3846153846%   5,441.15
1770096 397,385.39      6.345   2.3846153846%   9,476.11
1792878 130,000.00      6.345   2.3846153846%   3,100.00
1721848 247,444.22      6.470   0.4615384615%   1,142.05
1739347 51,026.81       6.470   0.4615384615%   235.51
1752627 217,860.11      6.470   0.4615384615%   1,005.51
1759842 75,000.00       6.470   0.4615384615%   346.15
1761839 149,516.39      6.470   0.4615384615%   690.08
1765522 107,404.72      6.470   0.4615384615%   495.71
1769312 115,626.01      6.470   0.4615384615%   533.66
1771810 59,308.17       6.470   0.4615384615%   273.73
1775747 30,000.00       6.470   0.4615384615%   138.46
1779137 265,142.39      6.470   0.4615384615%   1,223.73
1779665 77,250.13       6.470   0.4615384615%   356.54
1792822 121,000.00      6.470   0.4615384615%   558.46
1796200 152,506.71      6.470   0.4615384615%   703.88
2664134 327,119.70      6.470   0.4615384615%   1,509.78
2666038 51,832.34       6.470   0.4615384615%   239.23

        $3,454,415.06           1.5474173553%   $53,454.22

                                    EXHIBIT Q


                          FORM OF REQUEST FOR EXCHANGE

                                                          [DATE]




Bankers Trust Company
3 Park Plaza
Irvine, California  92614


     Re:  Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-
            Through Certificates, Series 1998-QS13



      Residential Funding Corporation, as the Holder of a ___% Percentage Interest of the Class A- V[-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

     1. Class A-V-_ Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the Class A-V-_ Certificates will be $__________ and ____%, respectively.

     [2. [Repeat as appropriate.]

      The Subclasses  requested above will represent in the aggregate all of the
Uncertificated  REMIC  Regular  Interests   represented  by  the  Class  A-V[-1]
Certificates surrendered for exchange.

      All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of September 1, 1998, among Residential Accredit Loans, Inc., Residential Funding Corporation and Bankers Trust Company, as trustee.

                                          RESIDENTIAL FUNDING CORPORATION




                                          By:
                                          Name:
                                          Title:

             EXHIBIT R


                  [Reserved]

                                    EXHIBITS


              Exhibit A:  Form of Class CB Certificate, Class NB
Certificate, Class A-P Certificate and
Class A-V Certificate

Exhibit B:        Form of Class M
                  Certificate

Exhibit C:        Form of Class B
                  Certificate

Exhibit D:        Form of Class R
                  Certificate

Exhibit E:        Form of Custodial
                  Agreement

Exhibit F:        Mortgage Loan
                  Schedule

Exhibit G:        Form of
                  Seller/Servicer
                  Contract

Exhibit H:        Forms of Request
                  for Release

Exhibit I-1:      Form of Transfer
                  Affidavit and
                  Agreement

Exhibit I-2:      Form of Transferor
                  Certificate

Exhibit J-1:      Form of Investor
                  Representation
                  Letter

Exhibit J-2:      Form of ERISA
                  Representation
                  Letter

Exhibit K:        Form of Transferor
                  Representation

                  Letter

Exhibit L:        Form of Rule 144A
                  Investment
                  Representation
                  Letter

Exhibit M:        Text of Amendment
                  to Pooling and
                  Servicing
                  Agreement Pursuant
                  to Section 11.01(e)
                  for a Limited
                  Guaranty

Exhibit N:        Form of Limited
                  Guaranty

Exhibit O:        Form of Lender
                  Certification for
                  Assignment of
                  Mortgage Loan

Exhibit P:        [Reserved]

Exhibit Q:        Request for
                  Exchange Form

Exhibit R:        [Reserved]

                              TABLE OF CONTENTS



                                                                            Page




Article I   .......................................................DEFINITIONS 5

      Section 1.01.................................................Definitions 5

Class NB Certificates........................................................5

Accrued Certificate Interest.................................................5

Addendum and Assignment Agreement............................................6

Additional Collateral........................................................6

Additional Collateral Loan...................................................6

Adjusted Mortgage Rate.......................................................6

Advance     .................................................................. 6

Affiliate   .................................................................. 6

Agreement   .................................................................. 6

Amount Held for Future Distribution..........................................6

Appraised Value..............................................................7

Assignment  .................................................................. 7

Assignment Agreement.........................................................7

Assignment of Proprietary Lease..............................................7

Available Distribution Amount................................................7

Bankruptcy Amount............................................................8

Bankruptcy Code..............................................................8

Bankruptcy Loss..............................................................8

Book-Entry Certificate.......................................................9

Business Day.................................................................. 9

Buydown Funds................................................................9

Buydown Mortgage Loan........................................................9

Cash Liquidation.............................................................9

CB Loan Group................................................................9

Certificate .................................................................. 9

Certificate Account..........................................................9

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Certificate Account Deposit Date.............................................9

Certificateholder or Holder..................................................9

Certificate Owner...........................................................10

Certificate Principal Balance...............................................10

Certificate Register and Certificate Registrar..............................10

Class       ............................................................... 11

Class A-P Collection Shortfall..............................................11

Class A-P Principal Distribution Amount.....................................11

Class A-V Certificates......................................................11

Class A-V Notional Amount...................................................11

Class B Certificate.........................................................11

Class B Percentage..........................................................11

Class B-1 Percentage........................................................11

Class B-1 Prepayment Distribution Trigger...................................11

Class B-2 Percentage........................................................11

Class B-2 Prepayment Distribution Trigger...................................11

Class B-3 Percentage........................................................12

Class B-3 Prepayment Distribution Trigger...................................12

Class CB Certificate........................................................12

Class CB Percentage.........................................................12

Class CB Principal Distribution Amount......................................12

Class NB Certificate........................................................12

Class NB Percentage.........................................................12

Class NB Principal Distribution Amount......................................13

Class M Certificate.........................................................13

Class M Percentage..........................................................13

Class M-1 Percentage........................................................13

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Class M-2 Percentage........................................................13

Class M-2 Prepayment Distribution Trigger...................................13

Class M-3 Percentage........................................................13

Class M-3 Prepayment Distribution Trigger...................................13

Class R Certificate.........................................................14

Closing Date............................................................... 14

Code        ............................................................... 14
ompensating Interest.......................................................14

Cooperative ............................................................... 14

Cooperative Apartment.......................................................14

Cooperative Lease...........................................................14

Cooperative Loans...........................................................14

Cooperative Stock...........................................................15

Cooperative Stock Certificate...............................................15

Corporate Trust Office......................................................15

Credit Support Depletion Date...............................................15

Curtailment ............................................................... 15

Custodial Account...........................................................15

Custodial Agreement.........................................................15

Custodian   ............................................................... 15

Cut-off Date............................................................... 15

Cut-off Date Principal Balance..............................................15

Debt Service Reduction......................................................15

Deficient Valuation.........................................................15

Definitive Certificate......................................................15

Deleted Mortgage Loan.......................................................16

Depository  ............................................................... 16

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Depository Participant......................................................16

Destroyed Mortgage Note.....................................................16

Determination Date..........................................................16

Discount Fraction...........................................................16

Discount Mortgage Loan......................................................16

Disqualified Organization...................................................16

Distribution Date...........................................................17

Due Date    ............................................................... 17

Due Period  ............................................................... 17

Eligible Account............................................................17

Eligible Funds..............................................................17

Event of Default............................................................17

Excess Bankruptcy Loss......................................................18

Excess Fraud Loss...........................................................18

Excess Special Hazard Loss..................................................18

Excess Subordinate Principal Amount.........................................18

Extraordinary Events........................................................18

Extraordinary Losses........................................................19

FASIT       ............................................................... 19

FDIC        ............................................................... 19

FHLMC       ............................................................... 19

Final Distribution Date.....................................................19

Fitch IBCA IBCA............................................................ 19

FNMA        ............................................................... 19

Foreclosure Profits.........................................................19

Fraud Loss Amount...........................................................19

Fraud Losses............................................................... 20

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Group CB Loans..............................................................20

Group NB Loans..............................................................20

Independent ............................................................... 20

Initial Certificate Principal Balance.......................................20

Initial Class A-V Notional Amount...........................................20

Initial Monthly Payment Fund................................................20

Insurance Proceeds..........................................................20

Insurer     ............................................................... 21

Interest Accrual Period.....................................................21

International Borrower......................................................21

Late Collections............................................................21

Liquidation Proceeds........................................................21

Group       ............................................................... 21

Loan-to-Value Ratio.........................................................21

Lockout Distribution Percentage.............................................21

Lockout Scheduled Percentage................................................21

Maturity Date...............................................................21

MLCC        ............................................................... 21

Modified Mortgage Loan......................................................22

Modified Net Mortgage Rate..................................................22

Monthly Payment.............................................................22

Moody's     ............................................................... 22

Mortgage    ............................................................... 22

Mortgage 100SM Loan.........................................................22

Mortgage File...............................................................22

Mortgage Loan Schedule......................................................22

Mortgage Loans..............................................................23

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Mortgage Note...............................................................23

Mortgage Rate...............................................................23

Mortgaged Property..........................................................23

Mortgagor   ............................................................... 23

NB Loan Group...............................................................23

Net Mortgage Rate...........................................................23

Non-Primary Residence Loans.................................................24

Non-United States Person....................................................24

Nonrecoverable Advance......................................................24

Nonsubserviced Mortgage Loan................................................24

Officers' Certificate.......................................................24

Opinion of Counsel..........................................................24

Outstanding Mortgage Loan...................................................24

Ownership Interest..........................................................24

Parent PowerSM Loan.........................................................24

Pass-Through Rate...........................................................24

Paying Agent............................................................... 25

Percentage Interest.........................................................25

Permitted Investments.......................................................25

Permitted Transferee........................................................26

Person      ............................................................... 27

Pledged Asset Mortgage Servicing Agreement..................................27

Pool Stated Principal Balance...............................................27

Pool Strip Rate.............................................................27

Prepayment Assumption.......................................................27

Prepayment Distribution Percentage..........................................27

Prepayment Distribution Trigger:............................................28

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Prepayment Interest Shortfall...............................................28

Prepayment Period...........................................................29

Primary Insurance Policy....................................................29

Principal Prepayment........................................................29

Principal Prepayment in Full................................................29

Program Guide...............................................................29

Purchase Price..............................................................29

Qualified Substitute Mortgage Loan..........................................29

Rating Agency...............................................................30

Realized Loss...............................................................30

Record Date ............................................................... 31

Regular Certificate.........................................................31

REMIC       ............................................................... 31

REMIC Administrator.........................................................31

REMIC Provisions............................................................31

REO Acquisition.............................................................31

REO Disposition.............................................................31

REO Imputed Interest........................................................31

REO Proceeds................................................................31

REO Property................................................................32

Request for Release.........................................................32

Required Insurance Policy...................................................32

Required Surety Payment.....................................................32

Residential Funding.........................................................32

Responsible Officer.........................................................32

Schedule of Discount Fractions..............................................32

Security Agreement..........................................................32

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Seller      ............................................................... 32

Seller's Agreement..........................................................32

Senior Accelerated Distribution Percentage..................................32

Senior Certificate..........................................................33

Senior Percentage...........................................................34

Senior Principal Distribution Amount........................................34

Servicing Accounts..........................................................34

Servicing Advances..........................................................34

Servicing Fee.............................................................. 34

Servicing Modification......................................................34

Servicing Officer...........................................................34

Special Hazard Amount.......................................................34

Special Hazard Loss.........................................................35

Standard & Poor's...........................................................35

Stated Principal Balance....................................................35

Subclass    ............................................................... 36

Subclass Notional Amount....................................................36

Subordinate Percentage......................................................36

Subordinate Principal Distribution Amount...................................36

Subserviced Mortgage Loan...................................................36

Sub-Servicer............................................................... 36

Sub-Servicer Advance........................................................37

Subservicing Accoun.........................................................37

Subservicing Agreement......................................................37

Subservicing Fee............................................................37

Surety      ............................................................... 37

Surety Bond ............................................................... 37

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Tax Returns ............................................................... 37

Transfer    ............................................................... 37

Transferee  ............................................................... 38

Transferor  ............................................................... 38

Trust Fund  ............................................................... 38

Uncertificated REMIC Regular Interests......................................38

Uniform Single Attestation Program for Mortgage Bankers.....................38

Uninsured Cause.............................................................38

United States Person........................................................38

Voting Rights...............................................................39

Article II  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES 40

Section 2.01Conveyance of Mortgage Loans. .................................40

Section 2.02..Acceptance by Trustee. ......................................44

Section 2.03.Representations, Warranties and Covenants of the Master Servicer
                and the Company. ..........................................46

Section 2.04Representations and Warranties of Sellers. ....................50

Section 2.05Execution and Authentication of Certificates. .................52

Article III .ADMINISTRATION AND SERVICING OF MORTGAGE LOANS ...............53

      Section 3.01Master Servicer to Act as Servicer. .....................53

      Section 3.02.Subservicing Agreements Between Master Servicer and Sub-Servicers; Enforcement of Sub-Servicers' and Sellers'
               Obligations....................... .........................54

      Section 3.03.Successor Sub-Servicers. ...............................55

      Section 3.04.Liability of the Master Servicer. ......................55

      Section 3.05.No Contractual Relationship Between Sub-Servicer and Trustee
                or Certificateholders. ....................................55

      Section 3.06.Assumption or Termination of Subservicing Agreements by
                    Trustee. ..............................................56

      Section 3.07.Collection of Certain Mortgage Loan Payments; Deposits to
                     Custodial Account. ...................................56

      Section 3.08..Subservicing Accounts; Servicing Accounts. ............59

      Section 3.09.Access to Certain Documentation and Information Regarding
                    the Mortgage Loans. ...................................60

      Section 3.10.Permitted Withdrawals from the Custodial Account. ......60

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      Section 3.11.Maintenance of the Primary Insurance Policies; Collections
               Thereunder. ................................................62

      Section 3.12.Maintenance of Fire Insurance and Omissions and Fidelity
               Coverage. ................................................. 63

      Section 3.13.Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments.................64

      Section 3.14Realization Upon Defaulted Mortgage Loans. ..............66

      Section 3.15..Trustee to Cooperate; Release of Mortgage Files. ......69

      Section 3.16.Servicing and Other Compensation; Compensating Interest. 70

      Section 3.17..Reports to the Trustee and the Company. ...............71

      Section 3.18..Annual Statement as to Compliance. ....................71

      Section 3.19.Annual Independent Public Accountants' Servicing Report. 72

      Section 3.20.Rights of the Company in Respect of the Master Servicer. 72

      Section 3.21..........................Administration of Buydown Funds. 73

Article IV  ..................................PAYMENTS TO CERTIFICATEHOLDERS 74

      Section 4.01......................................Certificate Account. 74

      Section 4.02.............................................Distributions 74

      Section 4.03.........................Statements to Certificateholders. 84

      Section 4.04.Distribution of Reports to the Trustee and the Company;
                    Advances by the Master Servicer. ......................87

      Section 4.05..........................Allocation of Realized Losses. 88

      Section 4.06.Reports of Foreclosures and Abandonment of
                     Mortgaged Property. ..................................89

      Section 4.07..........Optional Purchase of Defaulted Mortgage Loans. 89

      Section 4.08............................................Surety Bond. 90

Article V   ..............................................THE CERTIFICATES 91

      Section 5.01.........................................The Certificates. 91

      Section 5.02....Registration of Transfer and Exchange of Certificates. 93

      Section 5.03........Mutilated, Destroyed, Lost or Stolen Certificates. 98

      Section 5.04....................................Persons Deemed Owners. 98

      Section 5.05..............................Appointment of Paying Agent. 98

      Section 5.06........................Optional Purchase of Certificates. 99

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Article VI  THE COMPANY AND THE MASTER SERVICER ...........................101

      Section 6.01.Respective Liabilities of the Company and the Maste
                Servicer. .................................................101

      Section 6.02.Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by
               Master Servicer.................. ..........................101

      Section 6.03.Limitation on Liability of the Company, the Master
               Servicer and Others. .......................................102

      Section 6.04Company and Master Servicer Not to Resign. ..............103

Article VII DEFAULT .......................................................104

      Section 7.01Events of Default. ......................................104

      Section 7.02Trustee or Company to Act; Appointment of Successor. ....106

      Section 7.03Notification to Certificateholders. .....................106

      Section 7.04.Waiver of Events of Default. ...........................107

Article VIII.....CONCERNING THE TRUSTEE ...................................108

      Section 8.01.Duties of Trustee. .....................................108

      Section 8.02.Certain Matters Affecting the Trustee. .................109

      Section 8.03..Trustee Not Liable for Certificates or Mortgage Loans. 111

      Section 8.04..Trustee May Own Certificates. .........................111

      Section 8.05.Master Servicer to Pay Trustee's Fees and Expenses;
                Indemnification ...........................................111

      Section 8.06.................Eligibility Requirements for Trustee. 112

      Section 8.07...............Resignation and Removal of the Trustee. 113

      Section 8.08....................................Successor Trustee. 113

      Section 8.09...................Merger or Consolidation of Trustee. 114

      Section 8.10........Appointment of Co-Trustee or Separate Trustee. 114

      Section 8.11............................Appointment of Custodians. 115

      Section 8.12......................Appointment of Office or Agency. 116

Article IX  .................................................TERMINATION 117

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      Section 9.01.Termination Upon Purchase by the Master Servicer or the
               Company or Liquidation of All Mortgage Loans.................117

      Section 9.02.Additional Termination Requirements. ...................119

Article X   REMIC PROVISIONS ..............................................121

      Section 10.01      REMIC Administration. ............................121

      Section 10.02.Master Servicer, REMIC Administrator and Trustee
                    Indemnification. ......................................124

Article XI  .MISCELLANEOUS PROVISIONS .....................................125

      Section 11.01..Amendment. ...........................................125

      Section 11.02...Recordation of Agreement; Counterparts. .............127

      Section 11.03Limitation on Rights of Certificateholders. ............128

      Section 11.04..Governing Law. .......................................128

      Section 1_____Notices. ..............................................128

      Section 11.06..Notices to Rating Agency. ............................129

      Section 11.07..Severability of Provisions. ..........................130

      Section 11.08...Supplemental Provisions for Resecuritization. .......130

D

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